UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	08/31/2017

FORM N-CSR

Item 1.                         Reports to Stockholders.

The BNY Mellon Funds

BNY Mellon Large Cap Stock Fund

BNY Mellon Large Cap Market Opportunities Fund

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

BNY Mellon Income Stock Fund

BNY Mellon Mid Cap Multi-Strategy Fund

BNY Mellon Small Cap Multi-Strategy Fund

BNY Mellon Focused Equity Opportunities Fund

BNY Mellon Small/Mid Cap Multi-Strategy Fund

BNY Mellon International Fund

BNY Mellon Emerging Markets Fund

BNY Mellon International Appreciation Fund

BNY Mellon International Equity Income Fund

BNY Mellon Asset Allocation Fund

ANNUAL REPORT August 31, 2017

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Funds Trust, covering the 12-month period from September 1, 2016 through August 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets during the final months of 2016 were dominated by the election of a new U.S. presidential administration. Equities surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered over the first eight months of 2017 when it became clearer that major tax and fiscal reforms would take time and political capital to enact. Stocks continued to rally, led by large growth-oriented companies, as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
September 15, 2017

3

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2016 through August 31, 2017, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, Ronald P. Gala, CFA, Peter D. Goslin, CFA, and Syed A. Zamil, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, BNY Mellon Large Cap Stock Fund’s Class M shares produced a total return of 16.12%, and Investor shares produced a total return of 16.02%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 16.22% for the same period.2

Large-cap stocks gained ground amid better-than-expected corporate earnings, improving economic prospects, and positive investor sentiment in the wake of the U.S. presidential election. The fund produced returns that were roughly in line with its benchmark.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of large-capitalization companies (those with market capitalizations of $5 billion or more at the time of purchase).

We apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within large-cap U.S. stocks. We use a proprietary valuation model that identifies and ranks stocks to construct the fund’s portfolio. We construct the fund’s portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 175 securities.

Rising Corporate Earnings Drove Markets Higher

While political uncertainties caused U.S. stocks to dip in the weeks before the 2016 presidential election, equity markets were reenergized in November and December when investors began to anticipate lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending from the new administration.

Stocks in 2017 generally continued to build on gains achieved during the final months of 2016. Consecutive quarters of better-than-expected corporate earnings and encouraging global economic developments drove the Index to a series of new highs in February and early March. While concerns about the new administration’s ability to implement its business-friendly policy proposals slowed the pace of the market’s advance in the early spring, most broad measures of stock market performance quickly erased those losses and reached new all-time highs over the summer. However, market leadership shifted from smaller, value-oriented stocks to larger, more growth-oriented industry leaders, including multinational corporations with a strong presence in international markets. Although all capitalization ranges produced double-digit returns in this environment, large-cap stocks generally produced higher returns than their small- and mid-cap counterparts, and growth stocks substantially outperformed value-oriented stocks for the reporting period overall. Indeed, the Index saw positive absolute returns in 9 of 11 economic sectors.

Security Selection Strategy Supported Fund Results

The fund’s performance compared to the Index was supported during the reporting period by our security selection process in several industry groups. Results in the consumer discretionary sector were bolstered by a variety of strong stock selections, none of which ranked among the fund’s top individual performers. In addition, the fund did not own some of the consumer discretionary sector’s weaker components. The fund also fared well in the financials sector, where large banks such as Bank of America benefited from strong earnings momentum and expectations of reduced regulatory burdens. Among industrial holdings, aircraft manufacturer Boeing ranked as the fund’s top individual performer for the reporting period as investors responded positively to several quarters of strong earnings. Another top industrial holding, aircraft equipment maker Spirit AeroSystems Holdings, saw higher earnings after the positive resolution of a supply agreement with Boeing, a major customer.

Disappointments during the reporting period included individual holdings such as pharmacy chain CVS Health, which lost value during the fourth quarter of 2016 after issuing an earnings warning stemming from lower profit margins from drug sales. In the real estate sector, retail developer GGP (formerly General Growth Properties) reported good financial results, but the stock’s price declined due to the company’s exposure to the struggling brick-and-mortar retailing industry. While stock selection was neutral in the energy sector, exploration and production company Cimarex Energy fared relatively poorly as the energy sector was one of only two sectors to have a negative absolute return for the period.

Focusing on Individual Large-Cap Companies

Looking forward, we expect to continue to choose investments one company at a time through our disciplined, bottom-up investment process. Indeed, we have continued to identify ample opportunities across the market’s full range of industry groups among businesses that meet our valuation, earnings, and behavioral criteria. When holdings reach fuller valuations, we seek to replace them with highly ranked alternatives with what we believe are more attractive valuation characteristics. Moreover, we seek to manage risks through broad portfolio diversification.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

4

For the period from September 1, 2016 through August 31, 2017, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, BNY Mellon Large Cap Market Opportunities Fund’s Class M shares produced a total return of 18.68%, and Investor shares produced a total return of 18.41%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 16.22% for the same period.2

Large-cap stocks gained ground amid better-than-expected corporate earnings and improving global economic prospects. The fund outperformed its benchmark as four of five underlying strategies produced above-average returns.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large-cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies. The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, including some or all of the following: the Focused Equity Strategy, U.S. Large Cap Equity Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy, and Large Cap Dividend Strategy, all as more particularly described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate.

Rising Corporate Earnings Drove Markets Higher

While political uncertainties caused U.S. stocks to dip in the weeks before the 2016 presidential election, equity markets were reenergized in November and December when investors began to anticipate lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending from the new administration.

Consecutive quarters of better-than-expected corporate earnings and encouraging global economic developments drove the Index to a series of new highs in early 2017. While concerns about the new administration’s ability to implement its business-friendly policy proposals slowed the pace of the market’s advance in the spring, most broad measures of stock market performance quickly erased those losses and reached new all-time highs over the summer. However, market leadership shifted from smaller, value-oriented stocks to larger, more growth-oriented industry leaders, including multinational corporations with a strong presence in international markets. Large-cap stocks generally produced higher returns than their small- and mid-cap counterparts in this environment, and growth stocks substantially outperformed value-oriented stocks for the reporting period overall.

Selection and Allocation Strategies Supported Fund Results

Our portfolio allocation strategy added value during the reporting period, and favorable security selection decisions within the fund’s strategies further bolstered its relative performance. The Focused Equity Strategy fared best through an emphasis on the information technology sector and favorable stock picks among technology, consumer staples, and energy companies. The Income Stock Strategy also fared well, as strong stock selections in the financials, information technology, and consumer discretionary sectors more than offset weakness stemming from underweighted exposure to utilities. The Dynamic Large Cap Value Strategy achieved relative success through favorable allocation decisions and good stock picks in the financials, industrials, and health care sectors. The U.S. Large Cap Equity Strategy benefited from underweighted exposure to the consumer staples sector, an overweighted position among information technology stocks, and strong stock selections in the health care sector.

Only one active strategy, the U.S. Large Cap Growth Strategy, lagged the Index over the reporting period. Results were dampened by disappointing security selections in the information technology and health care sectors, as well as sector allocation shortfalls in the information technology, consumer discretionary, and energy sectors.

In December 2016, we shifted assets from the Income Stock Strategy to the Dynamic Large Cap Value Strategy to place greater emphasis on value-oriented stocks. We changed the fund’s value-oriented tilt in August 2017, when we reduced allocations to the Dynamic Large Cap Value Strategy and the Income Stock Strategy in favor of the U.S. Large Cap Growth Strategy.

Balanced Exposure to Large-Cap Companies

We believe that market fundamentals remain sound for large-cap stocks in an environment of strong corporate earnings, muted inflation, accelerating global economic growth, and still-accommodative monetary policies in most regions of the world. As of the reporting period’s end, we have maintained the fund’s balanced exposure to growth- and value-oriented stocks as we seek to have the fund participate in whatever investment style ranks as the market leader in the months ahead.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may use derivative instruments, such as options, futures, options on futures, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2016 through August 31, 2017, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s Class M shares produced a total return of 17.13%, and Investor shares produced a total return of 16.87%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 16.22% for the same period.2

Large-cap stocks gained ground amid better-than-expected corporate earnings and improving global economic prospects. The fund outperformed its benchmark as five of six underlying strategies produced above-average returns.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of large-cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies. The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on its after-tax returns. The fund allocates its assets among some or all of the following: the Large Cap Core Strategy, Large Cap Tax-Sensitive Strategy, Focused Equity Strategy, U.S. Large Cap Equity Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy, and Large Cap Dividend Strategy, all as more particularly described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate.

Rising Corporate Earnings Drove Markets Higher

While political uncertainties caused stocks to dip before the 2016 presidential election, equity markets were reenergized in November and December when investors began to anticipate lower corporate taxes, reduced regulatory constraints, and increased infrastructure spending from the new administration.

Consecutive quarters of better-than-expected corporate earnings and encouraging global economic developments drove the Index to new highs in early 2017. While concerns about the new administration’s ability to implement its business-friendly policy proposals slowed the market’s advance in the spring, the Index quickly erased those losses and reached new highs over the summer. However, market leadership shifted from smaller, value-oriented stocks to larger, more growth-oriented industry leaders, including multinational corporations. Large-cap stocks generally produced higher returns than their small- and mid-cap counterparts in this environment, and growth stocks substantially outperformed value-oriented stocks.

Selection and Allocation Strategies Supported Fund Results

During the reporting period, favorable security selection decisions within the fund’s strategies further bolstered relative performance. The Focused Equity Strategy fared best through an emphasis on the information technology sector and favorable stock picks among information technology, consumer staples, and energy companies. The Income Stock Strategy also fared well, as strong stock selections in the financials, information technology, and consumer discretionary sectors more than offset weakness stemming from underweighted exposure to utilities. The Dynamic Large Cap Value Strategy achieved relative success through favorable allocation decisions and good stock picks in the financials, industrials, and health care sectors.

The U.S. Large Cap Equity Strategy benefited from underweighted exposure to the consumer staples sector, an overweighted position among information technology stocks, and strong stock selections in the health care sector. Finally, the passively managed Large Cap Tax-Sensitive Strategy mildly outperformed the Index.

Only one active strategy, the U.S. Large Cap Growth Strategy, lagged the Index over the reporting period. Results were dampened by disappointing security selections in the information technology and health care sectors, as well as by sector allocation shortfalls in the information technology, consumer discretionary, and energy sectors.

In December 2016, we shifted assets from the Income Stock Strategy to the Dynamic Large Cap Value Strategy to place greater emphasis on value-oriented stocks. We changed the fund’s value-oriented tilt in August 2017, when we reduced allocations to the Dynamic Large Cap Value Strategy and the Income Stock Strategy in favor of the U.S. Large Cap Growth Strategy.

Balanced Exposure to Large-Cap Companies

We believe that market fundamentals remain strong for large-cap stocks in an environment of strong corporate earnings, muted inflation, accelerating global economic growth, and still-accommodative monetary policies in most regions of the world. As of the reporting period’s end, we have maintained the fund’s balanced exposure to growth- and value-oriented stocks as we seek to have the fund participate in whatever investment style ranks as the market leader in the months ahead.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may use derivative instruments, such as options, futures, options on futures, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

6

For the period from September 1, 2016 through August 31, 2017, as provided by John C. Bailer, Brian C. Ferguson, and David S. Intoppa, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, BNY Mellon Income Stock Fund’s Class M shares produced a total return of 12.33%, Investor shares produced a total return of 12.02%, Class A shares produced a total return of 12.18%, Class C shares produced a total return of 11.22%, Class I shares produced a total return of 12.44%, and Class Y shares produced a total return of 12.33%.1 In comparison, the fund’s benchmark, the Dow Jones U.S. Select Dividend™ Index (the “Index”), produced a total return of 10.85% for the same period.2

Stocks gained ground over the reporting period amid better-than-expected corporate earnings, improving economic prospects, and positive investor sentiment in the wake of the U.S. presidential election. The fund’s sector allocation and security selection strategies enabled it to outperform its benchmark.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its assets in stocks. The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income. We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis, and risk management. The fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Index.

Rising Corporate Earnings Drove Markets Higher

While political uncertainties caused U.S. stocks to dip in the weeks before the 2016 presidential election, equity markets were reenergized in November and December when investors began to anticipate lower corporate taxes, reduced regulatory constraints, and fiscal stimulus from the new administration.

The market’s advance slowed in the spring when it became clearer that tax and fiscal reforms were far from certain in a contentious political environment, but the rally soon resumed in the midst of strong corporate earnings growth and encouraging global economic data. As a result, the Index advanced to a series of record highs. However, market leadership shifted in the spring from smaller, more attractively valued stocks to industry leaders with a robust international presence, and growth stocks outperformed value-oriented stocks and higher-yielding dividend payers.

Allocation and Selection Strategies Buoyed Fund Results

The fund outperformed the Index over the reporting period in part due to the success of our sector allocation strategy. Most notably, overweighted exposure to the financials sector enabled the fund to participate more fully in its gains. Our security selection strategy also fared well in the financials sector, particularly among banks such as JPMorgan Chase & Co. and Bank of America, insurers such as Prudential Financial, and capital markets companies including Goldman Sachs Group and Morgan Stanley. These companies benefited from attractive valuations, strong earnings momentum, and expectations of reduced regulatory burdens.

Overweighted exposure and favorable stock selections among utilities also helped support the fund’s relative performance. We focused mainly on independent power producers and renewable energy providers such as NextEra Energy Partners, which reported higher earnings amid robust demand for electricity from renewable sources. In the materials sector, Packaging Corporation of America gained value amid rising demand for shipping containers from online retailers, and chemical company DowDuPont advanced as investors recognized the potential for the newly merged company to unlock shareholder value.

Disappointments during the reporting period included the information technology sector, where we did not own some of the richly valued software and hardware companies that led the sector’s gains. Instead, we focused on communications equipment providers, such as Cisco Systems, which lagged sector averages. In the real estate sector, communications infrastructure specialist Uniti Group lost value due to its relatively heavy exposure to one struggling wireless carrier. In the lagging energy sector, Occidental Petroleum, Hess, and Schlumberger were hurt by low oil prices. Finally, in the consumer staples sector, food companies such as Kellogg and Kraft Heinz Foods encountered sluggish sales due to changing consumer preferences.

At times during the reporting period, the fund employed put and call options to enhance its income returns.

Focusing on Value-Oriented, Dividend-Paying Businesses

The valuation disparity between growth- and value-oriented stocks has grown wider than historical norms, and value stocks with strong underlying fundamentals seem poised to reduce the gap in an environment of strong corporate earnings and improving domestic and global economic growth. As of the reporting period’s end, we have found an ample number of opportunities meeting our income-oriented criteria in the financials, telecommunication services, utilities, materials, energy, and real estate sectors, but relatively few in the lower-yielding information technology, consumer discretionary, health care, and industrials sectors.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through June 1, 2018, for Class A, Class C, Class I, and Class Y, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns for those share classes would have been lower.

2 Source: Lipper Inc. – The Dow Jones U.S. Select Dividend™ Index is defined as all dividend-paying companies in the Dow Jones U.S. Index, excluding REITs, that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend coverage ratio of greater than or equal to 167%, paid dividends in each of the previous five years, non-negative trailing 12-month earnings-per-share (EPS), a float-adjusted market capitalization of at least US $1 billion, and a three-month average daily trading volume of 200,000 shares. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

7

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2016 through August 31, 2017, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, BNY Mellon Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 13.12%, and Investor shares produced a total return of 12.89%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index, produced a total return of 12.44% for the reporting period.2 The Russell Midcap® Value Index and Russell Midcap® Growth Index, the fund’s secondary benchmarks, produced total returns of 10.82% and 14.52%, respectively, for the same period.3,4

Mid-cap stocks gained ground amid better-than-expected corporate earnings and improving global economic prospects. The fund outperformed its benchmark as four of five underlying strategies produced above-average returns.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of mid-cap companies. The fund considers mid-cap companies to be those companies with market capitalizations that are within the market-capitalization range of companies comprising the Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser and unaffiliated sub-investment advisers that invest primarily in equity securities issued by mid-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Mid Cap Tax-Sensitive Core Strategy, Opportunistic Mid Cap Value Strategy, Mid Cap Growth Strategy, Boston Partners Mid Cap Value Strategy, and Henderson Geneva Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Rising Corporate Earnings Drove Markets Higher

While political uncertainties caused U.S. stocks to dip in the weeks before the 2016 presidential election, equity markets were reenergized in November and December when investors began to anticipate lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending from the new administration.

Consecutive quarters of better-than-expected corporate earnings and encouraging global economic developments drove the Index to a series of new highs in early 2017. While concerns about the new administration’s ability to implement its business-friendly policy proposals slowed the pace of the market’s advance in the spring, most broad measures of stock market performance quickly erased those losses and reached new all-time highs over the summer. However, market leadership shifted from smaller, value-oriented stocks to larger, more growth-oriented industry leaders, including multinational corporations with a strong presence in international markets. All three capitalization ranges produced double-digit returns in this environment, but mid-cap stocks generally lagged their large- and small-cap counterparts, and growth stocks substantially outperformed value-oriented stocks for the reporting period overall.

Selection and Allocation Strategies Supported Fund Results

Our portfolio allocation strategy added value during the reporting period, and favorable security selection and sector allocation decisions within the fund’s strategies further bolstered relative performance.

The Opportunistic Mid Cap Value Strategy fared best through overweighted exposure to the financials and information technology sectors and relatively light holdings of real estate stocks, which more than offset disappointing stock picks in the industrials, health care, and information technology sectors. The Mid Cap Growth Strategy benefited from strong stock selections in the information technology, industrials, and consumer discretionary sectors, as well as favorable sector allocations in the information technology, consumer discretionary, and consumer staples sectors. The Boston Partners Mid Cap Value Strategy overcame shortfalls among stock selections in the real estate, materials, and energy sectors with overweighted exposure to the information technology and financials sectors. Finally, the passively managed Mid Cap Tax-Sensitive Core Strategy mildly outperformed the Index.

Only the Henderson Geneva Mid Cap Growth Strategy lagged the Index over the reporting period. Results were dampened by disappointing security selections in the information technology, industrials, and consumer discretionary sectors. Those shortfalls were only partially offset by overweighted sector allocations in the information technology and financials sectors and underweighted exposure to the consumer discretionary and consumer staples sectors.

In August 2017, we changed the fund’s previous value-oriented tilt by reducing allocations to the Opportunistic Mid Cap Value Strategy and Boston Partners Mid Cap Value Strategy, and increasing its investment in the Henderson Geneva Mid Cap Growth Strategy.

Balanced Exposure to Mid-Cap Companies

We believe that market fundamentals remain strong for mid-cap stocks in an environment of strong corporate earnings, muted inflation, accelerating global economic growth, and still-accommodative monetary policies in most regions of the world. As of the reporting period’s end, we have established more balanced exposure to growth- and value-oriented stocks as we seek to have the fund participate in whatever investment style ranks as the market leader in the months ahead.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Russell Midcap® Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Russell Midcap® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

8

For the period from September 1, 2016 through August 31, 2017, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, BNY Mellon Small Cap Multi-Strategy Fund’s Class M shares produced a total return of 17.19%, and Investor shares produced a total return of 16.94%.1 In comparison, the fund’s primary benchmark, the Russell 2000® Index, produced a total return of 14.91% for the same period. 2 The Russell 2000® Growth Index and Russell 2000® Value Index, the fund’s secondary benchmarks, produced total returns of 16.39% and 13.47%, respectively, for the same period.3,4

Small-cap stocks gained ground amid better-than-expected corporate earnings and positive investor sentiment in the wake of the U.S. presidential election. The fund outperformed its benchmark as the Opportunistic Small Cap Strategy and the Small Cap Growth Strategy produced above-average returns.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small Cap Strategy, the Small Cap Value Strategy, and the Small Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Rising Corporate Earnings Drove Markets Higher

While political uncertainties caused U.S. stocks to dip in the weeks before the 2016 presidential election, equity markets were reenergized in November and December when investors began to anticipate lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending from the presidential administration.

Consecutive quarters of better-than-expected corporate earnings and encouraging global economic developments drove the Index to a series of new highs in February and early March 2017. While concerns about the new administration’s ability to implement its business-friendly policy proposals slowed the pace of the market’s advance in the spring, most broad measures of stock market performance quickly erased those losses and reached new all-time highs over the summer. However, market leadership shifted from smaller, value-oriented stocks to larger, more growth-oriented industry leaders, including multinational corporations. Although all three major capitalization ranges produced double-digit returns in this environment, small-cap stocks generally lagged their large-cap counterparts, and growth stocks substantially outperformed value-oriented stocks for the reporting period overall.

Selection and Allocation Strategies Supported Fund Results

During the reporting period, favorable security selection and sector allocation decisions within the fund’s strategies further bolstered relative performance as two of the fund’s three underlying strategies produced higher returns than the Index.

The Opportunistic Small Cap Strategy fared best through particularly strong stock picks in the information technology, financials, and consumer discretionary sectors. Overweighted exposure to the rising information technology sector and underweighted positions in the lagging real estate and consumer staples sectors also supported the strategy’s relative performance. The Small Cap Growth Strategy benefited from favorable security selections in the information technology, consumer staples, and industrials sectors, which more than offset weaker results stemming from a relatively light position in the health care sector and overweighted exposure to the energy and consumer staples sectors.

The Small Cap Value Strategy lagged the Index during the reporting period due to disappointing results from its security selection and sector allocation decisions. Most notably, individual underperformers in the information technology, consumer staples, and industrials sectors dampened results, as did an underweighted allocation to the financials sector and overweighted positions in the energy and consumer discretionary sectors.

In January 2017, we increased the fund’s exposure to value-oriented stocks by reducing its investment in the Small Cap Growth Strategy. In February, we further reduced the allocation to the Small Cap Growth Strategy in favor of the Small Cap Value Strategy. In August, we changed the fund’s value-oriented tilt by reducing the allocation to the Small Cap Value Strategy and increasing its investment in the Small Cap Growth Strategy.

Balanced Exposure to Small-Cap Companies

We believe that market fundamentals remain constructive for small-cap stocks in an environment of strong corporate earnings, muted inflation, accelerating global economic growth, and still-accommodative monetary policies in most regions of the world. As of the reporting period’s end, we have established more balanced exposure to growth- and value-oriented stocks as we seek to have the fund participate in whatever investment style ranks as the market leader in the months ahead.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Russell 2000® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000 ®Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Russell 2000 ®Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

9

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2016 through August 31, 2017, as provided by Irene D. O’Neill, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, BNY Mellon Focused Equity Opportunities Fund’s Class M shares produced a total return of 27.04%, and Investor shares produced a total return of 26.75%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 16.22% for the same period.2

Stocks gained ground over the reporting period amid better-than-expected corporate earnings, improving economic prospects, and positive investor sentiment in the wake of the U.S. presidential election. The fund produced higher returns than its benchmark due to successful security selections in 10 of the Index’s 11 economic sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities. The fund invests, under normal circumstances, in approximately 25-30 companies that are considered by the investment adviser to be positioned for long-term earnings growth. The fund may hold growth or value stocks or a blend of both. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund invests primarily in equity securities of U.S. issuers, but may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries.

The portfolio manager monitors sector and security weightings and regularly evaluates the fund’s risk-adjusted returns to manage the risk profile of the fund’s portfolio. The portfolio manager adjusts exposure limits as necessary.

Rising Corporate Earnings Drove Markets Higher

While political uncertainties caused U.S. stocks to dip in the weeks before the 2016 presidential election, equity markets were reenergized in November and December when investors began to anticipate lower corporate taxes, reduced regulatory constraints, and increased infrastructure spending from the new administration.

In 2017, consecutive quarters of better-than-expected corporate earnings and encouraging global economic developments drove the Index to a series of new highs in February and early March. While concerns about the new administration’s ability to implement its business-friendly policy proposals slowed the pace of the market’s advance in the early spring, mid-cap stocks quickly rebounded and reached new highs over the summer. In addition, broader market leadership shifted from smaller, value-oriented stocks to larger, more growth-oriented industry leaders. Consequently, large-cap stocks generally produced higher returns than their small- and mid-cap counterparts, and growth stocks substantially outperformed value-oriented stocks.

Security Selection Strategy Buoyed Fund Results

The fund outperformed the Index over the reporting period due to the success of our security selection strategy. In the information technology sector, several semiconductor companies posted robust gains. NXP Semiconductors received an acquisition offer at a premium to its stock price at the time, NVIDIA boosted earnings by expanding beyond graphics and into artificial intelligence, Micron Technology benefited from industry consolidation and greater pricing discipline, and Broadcom diversified its end markets while the use of its wireless chips in smartphones increased. Among software developers, Adobe Systems and Electronic Arts continued to transition successfully to cloud-based subscription models.

The fund also fared well in the struggling energy sector, where refiners Valero Energy, Andeavor (formerly Tesoro), and Marathon Petroleum demonstrated greater capital discipline that led to higher cash flows and greater shareholder value. In the consumer staples sector, lack of exposure to packaged food and household products companies helped the fund avoid their weakness. Instead, we focused on holdings such as tobacco producer Philip Morris International, which saw greater adoption of new e-cigarette technology in international markets, and spirits producer Constellation Brands, which increased distribution of its Mexican beers. Top performers in the health care sector included insurer United Health Group, which reported higher earnings as utilization of medical services declined. Laboratory products provider Agilent Technologies achieved recoveries in its chemicals and energy divisions. Abbott Laboratories acquired a medical devices manufacturer with a strong new product pipeline.

While disappointments proved relatively mild, results from the industrials sector were constrained by a weaker-than-expected earnings report from agricultural equipment maker Deere & Co. due to higher warranty and raw materials costs.

Focusing on Growing Businesses

While potential still exists for the enactment of more stimulative fiscal and tax policies by the federal government, even in the absence of new legislation we believe that the U.S. and global economies remain poised for moderate-but-steady expansion. Therefore, we have maintained the fund’s focus on companies with track records of strong earnings growth, particularly those participating in secular industry trends or self-help activities that we believe can support growth independent of economic developments. As of the reporting period’s end, we have found an ample number of opportunities meeting our criteria in the information technology, consumer discretionary, energy, and consumer staples sectors, but relatively few in the traditionally defensive telecommunication services, utilities, and real estate sectors.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a diversified fund.

10

For the period from September 1, 2016 through August 31, 2017, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, BNY Mellon Small/Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 16.94%, and Investor shares produced a total return of 16.55%.1 In comparison, the Russell 2500™ Index, the fund’s primary benchmark, produced a total return of 13.22% for the same period. 2 The Russell 2500™ Growth Index and Russell 2500™ Value Index, the fund’s secondary benchmarks, produced total returns of 15.57% and 11.12%, respectively, for the same period. 3,4

Small- and mid-cap stocks gained ground amid better-than-expected corporate earnings, improving global economic prospects, and positive investor sentiment in the wake of the U.S. presidential election. The fund outperformed its benchmark as all three of its underlying strategies produced above-average returns.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of small- and mid-cap companies. The fund currently considers small- and mid-cap companies to be those companies with total market capitalizations that are within the market-capitalization range of the smallest company included in the Russell 2000® Index and the largest company included in the Russell Midcap® Index.

The fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small- and mid-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small/Mid Cap Strategy, the Small/Mid Cap Value Strategy, and the Small/Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Rising Corporate Earnings Drove Markets Higher

While political uncertainties caused U.S. stocks to dip in the weeks before the 2016 presidential election, equity markets were reenergized in November and December when investors began to anticipate lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending from the new administration.

Small- and mid-cap stocks in 2017 generally continued to build on gains achieved during the final months of 2016. Consecutive quarters of better-than-expected corporate earnings and encouraging global economic developments drove the Index to a series of new highs in February and early March. While concerns about the new administration’s ability to implement its business-friendly policy proposals slowed the pace of the market’s advance in the spring, most broad measures of stock market performance quickly erased those losses and reached new all-time highs over the summer. However, market leadership shifted from smaller, value-oriented stocks to larger, more growth-oriented industry leaders, including multinational corporations with a strong presence in international markets. All three major capitalization ranges produced double-digit returns in this environment, but small- and mid-cap stocks generally lagged their large-cap counterparts, and growth stocks substantially outperformed value-oriented stocks for the reporting period overall.

Selection and Allocation Strategies Supported Fund Results

During the reporting period, favorable security selection and sector allocation decisions within the fund’s strategies further bolstered relative performance. Indeed, all three of the fund’s underlying strategies produced higher returns than their respective benchmarks.

The Opportunistic Small/Mid Cap Strategy fared best through overweighted exposure to the information technology sector and underweighted positions in the energy and real estate sectors, as well as favorable security selections in the information technology, financials, and materials sectors. The Small/Mid Cap Growth Strategy benefited from strong stock selections in the information technology, consumer staples, and industrials sectors, more than offsetting relatively weak results stemming from relatively light exposure to the telecommunication services sector and overweighted positions in the energy and consumer staples sectors. The Small/Mid Cap Value Strategy overcame shortfalls in its sector allocation strategy—including underweighted exposure to utilities and financial stocks and overweighted positions among consumer staples—through favorable stock selections in the financials, industrials, and energy sectors.

In January 2017, we effectively increased the fund’s exposure to value-oriented stocks by reducing its investment in the Small/Mid Cap Growth Strategy. In February, we further reduced the allocation to the Small/Mid Cap Growth Strategy in favor of the Small/Mid Cap Value Strategy. In August, we changed the fund’s value-oriented tilt by reducing the allocation to the Small/Mid Cap Value Strategy and increasing its investment in the Small/Mid Cap Growth Strategy.

Balanced Exposure to Small- and Mid-Cap Companies

We believe that market fundamentals remain constructive for small- and mid-cap stocks in an environment of strong corporate earnings, muted inflation, accelerating global economic growth, and still-accommodative monetary policies in most regions of the world. As of the reporting period’s end, we have established more balanced exposure to growth- and value-oriented stocks as we seek to have the fund participate in whatever investment style ranks as the market leader in the months ahead.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2500™ Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500™ Index is constructed to provide a comprehensive and unbiased barometer for the small- to mid-cap segment. The Russell 2500™ Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The Russell 2500™ Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell 2500™ Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500™ Value Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap value market. The Russell 2500™ Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

11

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2016 through August 31, 2017, as provided by Mark A. Bogar, Andrew R. Leger, and James A. Lydotes, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, BNY Mellon International Fund’s Class M shares produced a total return of 19.80%, and Investor shares produced a total return of 19.59%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of 17.64% for the same period.2

International equity markets gained ground during the reporting period, supported by improving economic data and better-than-expected corporate earnings. The fund outperformed its benchmark, largely due to strong individual security selections in the Japanese, German, and Swiss markets.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. The fund may invest in companies of any size. Though not specifically limited, the fund ordinarily will invest in a broad range of (and in any case at least five different) countries.

The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Political Stability and Improving Economics Buoyed Markets

During the early months of the reporting period, most developed international markets lost ground or drifted sideways in volatile trading due to concerns regarding global economic growth and uncertainties in advance of the U.S. presidential election in November 2016.

The presidential election in the U.S. marked a turning point for most global stock markets. International equities turned generally positive in response to prospects for accelerating U.S. growth as well as improving local and regional economic fundamentals. By early 2017, the Index and most individual country stock indices had recouped previous losses and advanced into positive territory.

The second half of the reporting period saw steady gains across most international markets, supported by continuing economic recoveries in Europe and Asia. In the European Union (EU), political worries receded as anti-EU candidates for national office were rejected by voters in favor of more centrist, pro-EU figures, first in The Netherlands in March 2017 and then three months later in France. The U.K. market shrugged off concerns regarding the Brexit vote amid robust corporate earnings and improving economic forecasts. In Japan, the central bank revised its growth estimate upwards amid a slew of unexpectedly strong corporate earnings reports.

Individual Holdings Bolstered Relative Results

The fund’s performance compared to the Index benefited from several individual holdings in the Japanese, German, and Swiss markets. In Japan, a broad group of holdings performed relatively well, particularly in the consumer discretionary and materials sectors. Top performers included car maker Suzuki Motor, which rose due to positive sales trends in Europe, Japan, and India; electronic products maker Panasonic, which increased profit margins by reinvesting in high-growth housing and auto-related areas; and game maker Nintendo, which reported strong sales of new gaming hardware and the release of popular new mobile games. In Germany, electric utility E.ON received a favorable court ruling likely to reduce future costs, while life insurer Allianz saw increased business, declining costs, and an improving solvency position. In Switzerland, wealth management firm Julius Baer Group reported strong financial results, and contract pharmaceutical manufacturer Lonza Group delivered better-than-expected earnings while noting improving business trends. Another notably strong performer, Italian energy utility Enel, acquired a complementary business while meeting earnings expectations.

On the other hand, a few holdings detracted from the fund’s relative performance. Israeli pharmaceutical company Teva Pharmaceutical Industries was negatively affected by pricing issues and a heavy debt burden. In Singapore, Ascendas Real Estate Investment Trust, which focuses on industrial properties, lagged sector averages. In France, underweighted exposure to financial stocks, which surged in the wake of the country’s June 2017 presidential election, detracted from the fund’s returns, as did grocery chain Carrefour, which missed quarterly earnings expectations. Finally, Belgium-based global brewing company Anheuser-Busch InBev underperformed largely due to unfavorable currency fluctuations.

Positioned for Further Growth

We believe the environment for international equities remains supported by increasingly widespread economic growth in the developed and developing worlds, and by growing investor confidence in global political stability. While some challenges continue to loom, most notably in North Korea and the Middle East, as of the end of the reporting period, most of the developed world appears positioned for additional, perhaps accelerating, economic growth. Although stock valuations have risen, we believe that they remain in line with earnings expectations.

In light of the constructive investment environment, we currently see what we believe are attractive investment opportunities in several countries and market sectors. We have increased the fund’s holdings in Italy and Switzerland, while trimming exposure to German and Australian stocks. Among industry groups, we have taken some profits among consumer discretionary stocks and reduced the fund’s health care holdings, while increasing its exposure to the financials and telecommunication services sectors.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

12

For the period from September 1, 2016 through August 31, 2017, as provided by George E. DeFina, Sean P. Fitzgibbon, and Jay Malikowski, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, BNY Mellon Emerging Markets Fund’s Class M shares produced a total return of 26.36%, and Investor shares produced a total return of 26.05%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a total return of 24.53% for the same period.2

Emerging market equities rose sharply during the reporting period, largely in response to improving commodity prices, favorable currency movements, and accelerating corporate earnings growth. The fund outperformed the Index, mainly due to relatively strong returns from its security selection strategy in China and, to a lesser degree, India and Malaysia.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Emerging market countries generally include all countries represented by the Index. The fund may invest in companies of any size.

Normally, the fund will invest in a broad range of (and in any case at least five different) emerging market countries. The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Emerging Markets Rebounded to Lead Global Equities

The reporting period began with lackluster market performance due to uncertainties regarding the impact of the upcoming U.S. presidential election on global trade and the U.S. dollar. However, in the wake of the outcome of the presidential election in November, many emerging markets responded positively to modestly rebounding energy and commodity prices. While stocks in Mexico and China initially lagged market averages amid concerns regarding possible U.S. trade policy shifts by the new administration, those markets recovered when doubts arose regarding the administration’s determination and ability to enact changes.

The second half of the reporting period saw significant gains for most emerging market equities, with rising valuations supported by corporate earnings growth, a weakening U.S. dollar, and broadly improving global and local economic conditions. Most notably, China experienced explosive growth in the value of Internet-related stocks, while markets in India, which briefly suffered in response to a surprise demonetization in November 2016, normalized in early 2017 and rose sharply in the ensuing months. Consequently, after lagging their developed market counterparts during the first half of the reporting period, emerging markets significantly outpaced global market averages over the second half.

Asian Investments Led Gains

The fund’s holdings of Chinese companies, which constrained the fund’s relative returns during the first half of the reporting period, produced robust second-half gains. Top performers included three fast-growing Internet-related holdings—e-commerce giant Alibaba Group Holding, mobile gaming company Tencent Holdings, and social media platform Weibo—as well as hotel owner China Lodging Group, which more than doubled in value as the company increased operating efficiencies and raised its brand profile. In India, returns compared to the benchmark were bolstered by the fund’s exposure to diversified mining group Vedanta, which sharply increased earnings and revenues from previously depressed levels while issuing a positive pricing outlook, and auto maker Maruti Suzuki India, which gained market share and improved its mix of selling prices. Other leading performers included Malaysian airline AirAsia Berhad, which reported improving profits, and materials producers Vale (Brazil) and POSCO (South Korea), both of which benefited from strengthening global demand and effective operational execution.

On the other hand, a few holdings detracted from the fund’s relative performance. Lack of exposure to fast-growing South African technology firms undermined returns compared to the benchmark, as did financial services provider Barclays Africa Group, which lagged its peers due to challenges in winning new business. In Brazil, underweighted exposure to financial firms rebounding from recession detracted from the fund’s relative performance, as did an investment in meat producer JBS, which became embroiled in a government bribery scandal. In Colombia, oil producer Gran Tierra Energy declined due to operational difficulties and weak oil prices. Other notable disappointments included South Korean grocery chain GS Retail and Chinese telecommunications provider China Mobile.

Emerging Market Valuations Remain Attractive

Despite the recent gains posted by many emerging market stocks, market valuations across the region have remained attractive compared to developed markets, particularly in light of forecasts of stronger economic growth. As of the end of the reporting period, we have found a relatively large number of what we believe are attractive investment opportunities in China and Brazil. Conversely, we have trimmed the fund’s exposure to India and Mexico. Among industry groups, we have increased investments in the materials and utilities sectors, while reducing exposure to the consumer staples and real estate sectors.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

13

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2016 through August 31, 2017, as provided by Richard A. Brown, William S. Cazalet, Thomas J. Durante, Karen Q. Wong, and Syed A. Zamil, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, BNY Mellon International Appreciation Fund’s Class M shares produced a total return of 16.76%, and Investor shares produced a total return of 16.47%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of 17.64% for the same period.2

International equity markets gained ground during the reporting period, supported by improving economic data and better-than-expected corporate earnings. The fund lagged its benchmark largely due to security selection shortfalls stemming from disparities between the fund's holdings of American Depositary Receipts (ADRs) and the performance of securities in the Index that were not available as ADRs but which generally performed well during the reporting period.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities. The fund invests primarily in Depositary Receipts (DRs) representing the local shares of non-U.S. companies, in particular, ADRs.

In selecting securities, we screen the Index universe of approximately 1,000 issuers for the availability of issuers with a DR facility. The investment adviser then uses a proprietary mathematical algorithm to reflect the characteristics of the developed markets that takes into consideration risk characteristics, including country weights and sector weights within each country. As a result of this process, we expect to hold ADRs representing 200 to 300 foreign issuers. The fund’s country allocation is expected to be within 5% of that of the Index, and under normal circumstances, the fund will invest in at least 10 different countries.

Political Stability and Improving Economics Buoyed Markets

Investors over the final months of 2016 responded cautiously to political uncertainty in the United States, which culminated in the election of a new president. As a result, the Index began the reporting period with mild declines. However, investor sentiment changed dramatically in early 2017 when international markets were cheered by encouraging global economic data.

Eurozone stocks were bolstered by an improving regional economy, better-than-expected corporate earnings, and encouraging statements from the European Central Bank, which upgraded growth forecasts while pledging to keep stimulus programs in place in the near term. At the same time, Dutch and French election results reaffirmed regional unity by rejecting nationalist candidates opposed to membership in the European Union (EU). The United Kingdom participated in the market’s rise but lagged its neighbors as the country began the process of exiting the EU, and local political turmoil continued when elections in June resulted in a hung parliament. In Japan, solid corporate financial results bolstered returns, and the Bank of Japan issued a positive revision to its economic forecast. However, Japanese equities rose at a more modest pace than those in Europe when a strengthening yen threatened to dampen export activity.

The Index produced higher returns over the reporting period than most broad-based measures of U.S. stock market performance.

Financial Stocks Led Global Markets Higher

The fund participated substantially in the global equity market’s gains, which were led by a rebounding financials sector. Banks, insurance companies, and capital markets firms in France, Italy, and Spain benefited from rising lending margins, waning regional political concerns, and accelerating economic growth. Industrial stocks fared quite well across a wide range of countries, boosted by rising demand for engineering and construction services in the recovering economy. Positive economic developments in Asia helped spark gains in the materials sector, where recovering prices of industrial metals boosted the earnings of metals-and-mining companies in Australia.

Although all 11 of the industry groups represented in the Index produced positive absolute returns over the reporting period, the health care sector lagged market averages when large pharmaceutical companies encountered pricing pressures and challenges to regulatory approvals of new products. The telecommunication services and real estate sectors were laggards when rising bond yields proved more competitive with dividend-paying stocks.

From a geographic perspective, smaller markets generally outpaced larger ones when Brexit concerns constrained stocks in the United Kingdom and a stronger yen dampened export activity in Japan. Instead, countries in Southern Europe and Scandinavia posted particularly impressive gains, as did Singapore. Ireland and Israel lost some value due to weakness among locally based health care companies.

Maintaining a Disciplined Approach

Encouraging economic and political developments recently have supported higher stock prices in developed international markets, and current evidence suggests that these positive trends could continue over the foreseeable future. However, we remain aware that unexpected reversals in economic data or geopolitical relations could derail the market rally. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions and will make adjustments as we deem necessary.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

14

For the period from September 1, 2016 through August 31, 2017, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, Ronald P. Gala, CFA, Peter D. Goslin, CFA, and Syed A. Zamil, CFA, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, BNY Mellon International Equity Income Fund’s Class M shares produced a total return of 18.72%, and Investor shares produced a total return of 17.87%.1 In comparison, the fund’s benchmark, the MSCI ACWI ex USA Index (the “Index”), produced a total return of 18.88% for the same period.2

International stocks gained ground amid improving global economic conditions, waning political concerns, and strong corporate earnings. The fund produced returns that were roughly in line with those of its benchmark.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund normally invests substantially all of its assets in the equity securities of issuers located outside the United States and diversifies broadly among developed and emerging market countries. The fund focuses on dividend-paying stocks of foreign companies, including those of emerging-market countries. The fund may invest in the stocks of companies of any market capitalization.

We select stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of characteristics to identify and rank stocks according to earnings quality. Based on this analysis, we generally select from the higher-ranked dividend-paying securities those stocks that we believe will continue to pay above-average dividends. We seek to overweight higher-dividend-paying stocks, while maintaining country and sector weights generally similar to those of the Index.

Improving Fundamentals Drove Markets Higher

Investors responded cautiously over the final months of 2016 to political uncertainty in the United States, which culminated in the election of a new president. As a result, the Index began the reporting period with mild declines. However, investor sentiment changed dramatically in early 2017 when international markets were cheered by the release of encouraging global economic data.

Eurozone stocks were bolstered by an improving regional economy, better-than-expected corporate earnings, and encouraging statements from the European Central Bank, which upgraded growth forecasts while pledging to keep stimulus programs in place in the near term. At the same time, Dutch and French election results reaffirmed regional unity by rejecting nationalist candidates opposed to membership in the European Union (EU). The United Kingdom participated in the market’s rise but lagged its neighbors as the country began the process of exiting the EU, and local political turmoil continued when elections in June resulted in a hung parliament. In Japan, solid corporate financial results bolstered returns, and the Bank of Japan issued a positive revision to its economic forecast. However, Japanese equities rose at a more modest pace than those in Europe when a weakening yen threatened to dampen export activity. The emerging markets fared especially well as fears of protectionist U.S. trade policies abated and local economic data improved.

In this environment, income-oriented investors continued to reach for the higher yields provided by dividend-paying stocks, enabling them to outpace market averages.

Security Selections Supported Fund Results

The fund’s performance compared to the Index was supported during the reporting period by our quantitative security selection process in several sectors. In the real estate sector, developer Guangzhou R&F Properties rallied after reporting strong earnings and raising its future sales targets. The fund also fared well in the industrials sector, where Japanese trading company Sumitomo reported higher quarterly earnings driven by improved business conditions in Australia. In other areas, Swiss technology company STMicroelectronics more than doubled in value after announcing better-than-expected earnings stemming from solid sales of smartphone components. Turkish chemical company Petkim Petrokimya Holding gained value after reporting higher levels of net income. From a regional perspective, the fund’s better-performing countries over the reporting period included Japan, Hong Kong, and Turkey.

Disappointments during the reporting period included the telecommunication services sector, where Bezeq the Israeli Telecommunication Corp. became embroiled in a regulatory investigation. In the struggling energy sector, Canadian petroleum transporter Inter Pipeline missed analysts’ earnings estimates in an environment of low oil prices. Among individual stocks, German broadcaster ProSiebenSat.1 Media declined late in the reporting period due to a slowdown in advertising spending, and UK tobacco company Imperial Tobacco Group was hurt by a U.S. regulatory proposal to reduce cigarette nicotine levels. Among countries, the fund’s results lagged the Index in the United Kingdom, Taiwan, and Germany.

Focusing on Dividend-Paying Companies

Looking forward, we expect to continue to choose investments one company at a time through our disciplined, bottom-up investment process. Indeed, we have continued to identify ample opportunities across the market’s full range of industry groups among businesses that meet our valuation, earnings, behavioral, and dividend-coverage criteria. When holdings reach fuller valuations, we seek to replace them with highly ranked alternatives with what we believe are more attractive valuation characteristics. Moreover, we seek to manage risks through broad portfolio diversification.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI ACWI ex USA Index captures large- and mid-cap representation across developed market (DM) countries (excluding the U.S.) and emerging market (EM) countries. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

15

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2016 through August 31, 2017, as provided by Jeffrey M. Mortimer, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, BNY Mellon Asset Allocation Fund’s Class M shares produced a total return of 11.73%, and Investor shares produced a total return of 11.49%.1 In comparison, the fund’s benchmark, the Morningstar Moderate Target Risk Index (the “Index”), produced a total return of 10.09% for the same period.2

Stocks rallied strongly and bonds produced more moderately positive returns, on average, amid improving economic prospects and positive investor sentiment in the wake of the U.S. presidential election. The fund outperformed the Index, in part due to overweighted exposure to equities.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income. The fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds, and exchange-traded funds (collectively, the “underlying funds”). To pursue its goal, the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large-Cap Equities, Small-Cap and Mid-Cap Equities, Developed International and Global Equities, Emerging Market Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies and Money Market Instruments.

The fund’s investment adviser allocates the fund’s investments among these asset classes using fundamental and quantitative analysis, and its outlook for the economy and financial markets. The underlying funds are selected by the fund’s investment adviser based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds.

Economic and Political Developments Drove Markets Higher

While political uncertainties caused U.S. stocks to dip in the weeks before the 2016 presidential election, equity markets were reenergized in November and December when investors began to anticipate lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending from the new administration. In early 2017, better-than-expected corporate earnings and encouraging global economic developments drove broad measures of stock market performance to new highs. While concerns about the new administration’s ability to implement its business-friendly policy proposals slowed the market’s advance in the early spring, the stock market quickly erased those losses and set new highs over the summer. However, U.S. market leadership shifted from smaller, value-oriented stocks to larger, more growth-oriented industry leaders, including multinational corporations with a strong presence in international markets. In this environment, large-cap stocks generally produced higher returns than their small- and mid-cap counterparts.

International stocks generally outpaced the U.S. market when global investors responded positively to encouraging economic data in Europe and Japan. Election wins by mainstream candidates over nationalist challengers in some European nations further bolstered international investor sentiment. The emerging markets fared especially well as local economic conditions improved and fears of isolationist U.S. trade policies waned.

U.S. bonds produced more mildly positive returns over the reporting period when moderating long-term interest rates and muted inflation offset earlier market weakness stemming from expectations of greater economic growth after the presidential election. Corporate-backed bonds performed particularly strongly amid improving business fundamentals.

Equity Investments Supported Fund Results

The fund’s performance compared to the Index was supported during the reporting period by our asset allocation strategy, which maintained overweighted exposure to stocks and underweighted exposure to bonds. This positioning enabled the fund to participate more fully in the equity markets’ gains.

Several of the fund’s underlying equity investments produced especially strong results. Most notably, BNY Mellon Focused Equity Opportunities Fund outpaced large-cap stock market averages due to successful security selections in 10 of its benchmark’s 11 economic sectors. Security selections in the information technology, energy, and consumer staples sectors proved particularly advantageous. BNY Mellon Emerging Markets Fund also outperformed its benchmark in a strong asset class, as results were boosted by favorable security selections in China and, to a lesser degree, India and Malaysia. Although the fund’s fixed-income investments produced more moderate returns, Dreyfus High Yield Fund avoided weakness among retailers and participated in the relative strength of the performance of financial institutions and packaging companies.

Disappointments during the reporting period included the fund’s Diversifying Strategies, where a managed futures fund run by an unaffiliated investment company struggled with reversals in the fixed-income and commodities sectors early in the reporting period.

We made several changes to the fund’s allocations over the reporting period. In December 2016, we eliminated positions in Global Stock Fund and Dreyfus U.S. Equity Fund, and we redeployed those assets to BNY Mellon Small Cap Multi-Strategy Fund. In March 2017, we sold an unaffiliated diversifying-strategy fund in favor of BNY Mellon Emerging Markets Fund. Late in the reporting period, we also reduced exposure to a few domestic equity funds in order to build a small cash buffer within the fund with the aim of meeting small redemptions and distributions.

A Constructive Investment Posture

We believe that U.S. and international market fundamentals remain sound in an environment of strong corporate earnings, muted inflation, and accelerating economic growth. We are more cautious regarding bonds in anticipation of rising interest rates and less accommodative monetary policies. Therefore, we have maintained the fund’s emphasis on equities, including our recent increases in exposure to small-cap U.S. stocks and emerging-markets stocks.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by the fund’s investment adviser pursuant to an agreement in effect through December 31, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Morningstar Inc. — The Morningstar Moderate Target Risk Index series consists of five asset allocation indices that span the risk spectrum from conservative to aggressive. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

16

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon Large Cap Stock Fund Class M shares and Investor shares and the S&P 500® Index (the “Index”)

Average Annual Total Returns as of 8/31/17
	1 Year	5 Years	10 Years
Class M shares	16.12%	12.65%	6.12%
Investor shares	16.02%	12.41%	5.86%
S&P 500® Index	16.22%	14.33%	7.60%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Large Cap Stock Fund on 8/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

17

FUND PERFORMANCE (continued)

Comparison of change in value of $10,000 investment in BNY Mellon Large Cap Market Opportunities Fund Class M shares and Investor shares and the S&P 500® Index (the “Index”)

Average Annual Total Returns as of 8/31/17
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/30/10	18.68%	13.35%	12.41%
Investor shares	7/30/10	18.41%	13.07%	12.26%
S&P 500® Index	7/31/10	16.22%	14.33%	14.49%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Large Cap Market Opportunities Fund on 7/30/10 (inception date) to a $10,000 investment made in the Index. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

18

27,000
23,500
20,000
16,500
13,000
9,500
Dollars
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (Class M shares)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (Investor shares)
S&P 500® Index†
$26,070
$23,430
$23,166
7/31/10
10
11
12
13
14
15
16
17
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund Class M shares and Investor shares and the S&P 500® Index (the “Index”)

Average Annual Total Returns as of 8/31/17
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/30/10	17.13%	13.18%	12.76%
Investor shares	7/30/10	16.87%	13.21%	12.58%
S&P 500® Index	7/31/10	16.22%	14.33%	14.49%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund on 7/30/10 (inception date) to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

19

FUND PERFORMANCE (continued)

(a) BNY Mellon Income Stock Fund (Class M shares)
(b) BNY Mellon Income Stock Fund (Investor shares)
(c) BNY Mellon Income Stock Fund (Class A shares)†−
(d) BNY Mellon Income Stock Fund (Class C shares)††
(e) BNY Mellon Income Stock Fund (Class I shares)††
(f) BNY Mellon Income Stock Fund (Class Y shares)††
(g) Dow Jones U.S. Select Dividend™ Index†
23,000
19,600
16,200
12,800
9,400
6,000
Dollars
$20,257 (g)
$19,746 (e)
$19,728 (a)
$19,726 (f)
$19,482 (d)
$19,232 (b)
$18,549 (c)
07
08
09
10
11
12
13
14
15
16
17
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon Income Stock Fund Class M shares, Investor shares, Class A shares, Class C shares, Class I shares and Class Y shares and the Dow Jones U.S. Select DividendTM Index (the “Index”)

†  Source: Lipper Inc.

†† The total return figures presented for Class A, Class C, Class I and Class Y shares of the fund reflect the performance of the fund’s Class M shares for the period prior to 5/31/16 (the inception date for Class A, Class C, Class I and Class Y shares) adjusted to reflect each share class’ applicable sales charges, and the performance for the fund’s Class A, Class C, Class I and Class Y shares thereafter.

Past performance is not predictive of future performance. The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M, Investor, Class A, Class C, Class I and Class Y shares of BNY Mellon Income Stock Fund on 8/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund's performance shown in the line graph above takes into account all applicable fees and expenses on all classes. The Index is defined as all dividend-paying companies in the Dow Jones U.S. Index, excluding REITs, that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend coverage ratio of greater than or equal to 167%, paid dividends in each of the previous five years, non-negative trailing 12-month earnings-per-share (EPS), a float-adjusted market capitalization of at least US$1 billion, and three-month average daily trading volume of 200,000 shares. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

20

Average Annual Total Returns as of 8/31/17
	Inception Date	1 Year	5 Years	10 Years
Class M shares	1/1/85	12.33%	14.26%	7.03%
Investor shares	7/11/01	12.02%	13.98%	6.76%
Class A shares
with maximum sales charge (5.75%)	5/31/16	5.75%	12.86%††	6.37%††
without sales charge	5/31/16	12.18%	14.21%††	7.01%††
Class C shares
with applicable redemption charge†	5/31/16	10.22%	13.98%††	6.90%††
without redemption	5/31/16	11.22%	13.98%††	6.90%††
Class I shares	5/31/16	12.44%	14.28%††	7.04%††
Class Y shares	5/31/16	12.33%	14.26%††	7.03%††
Dow Jones U.S. Select Dividend TM Index		10.85%	14.13%	7.31%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class A, Class C, Class I and Class Y shares of the fund reflect the performance of the fund’s Class M shares for the period prior to 5/31/16 (the inception date for Class A, Class C, Class I and Class Y shares) adjusted to reflect each share class’ applicable sales charges, and the performance for the fund’s Class A, Class C, Class I and Class Y shares thereafter.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

21

FUND PERFORMANCE (continued)

Comparison of change in value of $10,000 investment in BNY Mellon Mid Cap Multi-Strategy Fund Class M shares and Investor shares with the Russell Midcap® Index, Russell Midcap® Value Index and Russell Midcap® Growth Index

Average Annual Total Returns as of 8/31/17
	1 Year	5 Years	10 Years
Class M shares	13.12%	13.33%	6.91%
Investor shares	12.89%	13.07%	6.64%
Russell Midcap® Index	12.44%	14.11%	8.14%
Russell Midcap® Value Index	10.82%	14.22%	7.82%
Russell Midcap® Growth Index	14.52%	13.99%	8.32%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Mid Cap Multi-Strategy Fund on 8/31/07 to a $10,000 investment made in each of the (1) the Russell Midcap® Index, (2) the Russell Midcap® Value Index and (3) the Russell Midcap® Growth Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 20, 2012. Prior to that date, the fund generally had a single primary portfolio manager and investment strategy – selecting stocks of mid cap domestic companies through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Different investment strategies may lead to different performance results. The fund’s performance for periods prior to August 20, 2012 reflects the fund’s investment strategy in effect prior to that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Midcap® Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

22

Comparison of change in value of $10,000 investment in BNY Mellon Small Cap Multi-Strategy Fund Class M shares and Investor shares with the Russell 2000® Index, Russell 2000® Value Index and Russell 2000® Growth Index

Average Annual Total Returns as of 8/31/17
	1 Year	5 Years	10 Years
Class M shares	17.19%	13.13%	5.89%
Investor shares	16.94%	12.84%	5.68%
Russell 2000® Index	14.91%	13.15%	7.38%
Russell 2000® Value Index	13.47%	12.51%	6.46%
Russell 2000® Growth Index	16.39%	13.75%	8.21%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Small Cap Multi-Strategy Fund on 8/31/07 to a $10,000 investment made in each of the (1) the Russell 2000® Index, (2) the Russell 2000® Value Index and (3) the Russell 2000® Growth Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 20, 2012. Prior to that date, the fund generally had a single primary portfolio manager and investment strategy – selecting stocks of small cap domestic companies through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Different investment strategies may lead to different performance results. The fund’s performance for periods prior to August 20, 2012 reflects the fund’s investment strategy in effect prior to that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

23

FUND PERFORMANCE (continued)

Comparison of change in value of $10,000 investment in BNY Mellon Focused Equity Opportunities Fund Class M shares and Investor shares and the S&P 500® Index (the “Index”)

Average Annual Total Returns as of 8/31/17
	Inception Date	1 Year	5 Years	From Inception
Class M shares	9/30/09	27.04%	15.45%	13.40%
Investor shares	9/30/09	26.75%	15.14%	13.13%
S&P 500® Index	9/30/09	16.22%	14.33%	13.69%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Focused Equity Opportunities Fund on 9/30/09 (inception date) to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

24

Comparison of change in value of $10,000 investment in BNY Mellon Small/Mid Cap Multi-Strategy Fund Class M shares and Investor shares and the Russell 2500™ Index, Russell 2500™ Value Index and Russell 2500™ Growth Index

Average Annual Total Returns as of 8/31/17
	Inception Date	1 Year	5 Years	From Inception
Class M shares	9/30/09	16.94%	11.92%	11.37%
Investor shares	9/30/09	16.55%	11.60%	11.06%
Russell 2500™ Index	9/30/09	13.22%	13.44%	13.46%
Russell 2500™ Value Index	9/30/09	11.12%	12.81%	12.65%
Russell 2500™ Growth Index	9/30/09	15.57%	14.04%	14.30%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Small/Mid Cap Multi-Strategy Fund on 9/30/09 (inception date) to a $10,000 investment made in each of (1) the Russell 2500™ Index, (2) the Russell 2500™ Value Index and (3) the Russell 2500™ Growth Index on that date. All dividends and capital gain distributions are reinvested.

On April 28, 2014, the fund’s investment strategy changed. From August 20, 2012 through April 27, 2014, the investment adviser selected securities for the fund using a disciplined investment process that combined quantitative modeling techniques, fundamental analysis and risk management. Prior to August 20, 2012, the investment adviser selected securities for the fund using proprietary computer models, along with fundamental analysis to identify and rank stocks within industries or sectors, based on several characteristics, including value, growth and financial profile. Different investment strategies may lead to different performance results. The fund’s performance for the period August 20, 2012 through April 27, 2014 and for the periods prior to August 20, 2012 reflects the fund’s investment strategy in effect during those periods.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Russell 2500™ Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500™ Index is constructed to provide a comprehensive and unbiased barometer for the small- to mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set. The Russell 2500™ Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500™ Value Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

25

FUND PERFORMANCE (continued)

Comparison of change in value of $10,000 investment in BNY Mellon International Fund Class M shares and Investor shares and the MSCI EAFE Index (the “Index”)

Average Annual Total Returns as of 8/31/17
	1 Year	5 Years	10 Years
Class M shares	19.80%	9.38%	1.33%
Investor shares	19.59%	9.11%	1.08%
MSCI EAFE Index	17.64%	8.48%	1.62%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon International Fund on 8/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested. Effective 8/6/2016, the BNY Mellon International Fund investment strategy changed.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

26

Comparison of change in value of $10,000 investment in BNY Mellon Emerging Markets Fund Class M shares and Investor shares and the MSCI Emerging Markets Index (the “Index”)

Average Annual Total Returns as of 8/31/17
	1 Year	5 Years	10 Years
Class M shares	26.36%	5.19%	2.10%
Investor shares	26.05%	4.93%	1.84%
MSCI Emerging Markets Index	24.53%	5.30%	2.43%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Emerging Markets Fund on 8/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested. Effective 8/6/2016, the BNY Mellon Emerging Markets Fund investment strategy changed.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

27

FUND PERFORMANCE (continued)

BNY Mellon International Appreciation Fund (Class M shares)
BNY Mellon International Appreciation Fund (Investor shares)
MSCI EAFE Index†
$11,743
$11,227
$10,956
12,000
10,900
9,800
8,700
7,600
6,500
Dollars
07
08
09
10
11
12
13
14
15
16
17
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon International Appreciation Fund Class M shares and Investor shares and the MSCI EAFE Index (the “Index”)

Average Annual Total Returns as of 8/31/17
	1 Year	5 Years	10 Years
Class M shares	16.76%	7.99%	1.16%
Investor shares	16.47%	7.72%	0.92%
MSCI EAFE Index	17.64%	8.48%	1.62%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon International Appreciation Fund on 8/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton International Equity Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to BNY Mellon International Appreciation Fund in a tax-free reorganization and the fund commenced operations. The performance figures for the fund’s Class M shares represent the performance of the predecessor fund’s Institutional shares prior to the commencement of operations for BNY Mellon International Appreciation Fund and the performance of BNY Mellon International Appreciation Fund’s Class M shares thereafter. The performance figures for Investor shares represent the performance of the predecessor fund’s Class A shares prior to the commencement of operations for BNY Mellon International Appreciation Fund and the performance of BNY Mellon International Appreciation Fund’s Investor shares thereafter. Investor shares are subject to a Shareholder Services Plan.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

28

BNY Mellon International Equity Income Fund (Class M shares)
BNY Mellon International Equity Income Fund (Investor shares)
MSCI ACWI ex USA Index†
$15,010
$13,946
$13,682
16,000
14,500
13,000
11,500
10,000
Dollars
12/15/11
12
13
14
15
16
17
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon International Equity Income Fund Class M shares and Investor shares and the MSCI ACWI ex-USA Index (“the Index”)

Average Annual Total Returns as of 8/31/17
	Inception Date	1 Year	5 Year	From Inception
Class M shares	12/15/11	18.72%	5.79%	6.00%
Investor shares	12/15/11	17.87%	5.42%	5.64%
MSCI ACWI ex-USA Index	11/30/11	18.88%	7.36%	7.32%††

† Source: Lipper Inc.

†† For comparative purposes, the value of the Index on 11/30/11 is used as the beginning value on 12/15/11.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon International Equity Income Fund on 12/15/11 (inception date) to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index captures large- and mid-cap representation across Developed Market (DM) countries (excluding the U.S.) and Emerging Market (EM) countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

29

FUND PERFORMANCE (continued)

Comparison of change in value of $10,000 investment in BNY Mellon Asset Allocation Fund Class M shares and Investor shares with the Morningstar Target Risk Index (the “Index”)

Average Annual Total Returns as of 8/31/17
	1 Year	5 Years	10 Years
Class M shares	11.73%	7.78%	5.01%
Investor shares	11.49%	7.53%	4.76%
Morningstar Target Risk Index	10.09%	7.60%	5.58%

†  Source: Morningstar Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Asset Allocation Fund on 8/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on September 15, 2011. Prior to that date, the fund invested in individual securities and BNY Mellon funds only and its target allocation was 60% of its assets invested in equity securities (directly and through underlying funds) and 40% of its assets invested in bonds and money market instruments (directly), with a range of 15% above or below such target amount. Different investment strategies may lead to different performance results. The fund's performance for periods prior to September 15, 2011 reflects the investment strategy in effect prior to that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index series consists of five asset allocation indices that span the risk spectrum from conservative to aggressive. Unlike a mutual fund, the index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

30

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2017 to August 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2017
	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.34	$5.62	–	–	–	–
Ending value (after expenses)	$1,047.50	$1,046.20	–	–	–	–
Annualized expense ratio (%)	.84	1.09	–	–	–	–
BNY Mellon Large Cap Market Opportunities Fund
Expenses paid per $1,000†	$3.44	$4.73	–	–	–	–
Ending value (after expenses)	$1,065.90	$1,064.30	–	–	–	–
Annualized expense ratio (%)	.66	.91	–	–	–	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$3.37	$4.67	–	–	–	–
Ending value (after expenses)	$1,058.40	$1,057.10	–	–	–	–
Annualized expense ratio (%)	.65	.90	–	–	–	–
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.09	$5.35	$5.61	$9.07	$4.30	$4.09
Ending value (after expenses)	$1,003.80	$1,002.50	$1,003.80	$999.00	$1,004.90	$1,003.80
Annualized expense ratio (%)	.81	1.06	1.11	1.80	.85	.81
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.62	$5.89	–	–	–	–
Ending value (after expenses)	$1,034.70	$1,033.30	–	–	–	–
Annualized expense ratio (%)	.90	1.15	–	–	–	–
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.14	$6.40	–	–	–	–
Ending value (after expenses)	$1,017.80	$1,016.30	–	–	–	–
Annualized expense ratio (%)	1.01	1.26	–	–	–	–
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$4.60	$5.94	–	–	–	–
Ending value (after expenses)	$1,122.40	$1,121.40	–	–	–	–
Annualized expense ratio (%)	.86	1.11	–	–	–	–

31

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited) (continued)

Expenses and Value of a $1,000 Investment (continued)
assuming actual returns for the six months ended August 31, 2017
	Class M	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.75	$6.02
Ending value (after expenses)	$1,026.20	$1,025.10
Annualized expense ratio (%)	.93	1.18
BNY Mellon International Fund
Expenses paid per $1,000†	$5.62	$6.96
Ending value (after expenses)	$1,142.20	$1,040.80
Annualized expense ratio (%)	1.04	1.29
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$7.93	$9.32
Ending value (after expenses)	$1,216.70	$1,215.00
Annualized expense ratio (%)	1.42	1.67
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$4.90	$6.23
Ending value (after expenses)	$1,112.50	$1,111.80
Annualized expense ratio (%)	.92	1.17
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$5.84	$7.37
Ending value (after expenses)	$1,125.30	$1,118.50
Annualized expense ratio (%)	1.09	1.38
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$1.55	$2.85
Ending value (after expenses)	$1,055.60	$1,054.70
Annualized expense ratio (%)	.30	.55

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

32

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2017
	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.28	$5.55	–	–	–	–
Ending value (after expenses)	$1,020.97	$1,019.71	–	–	–	–
Annualized expense ratio (%)	.84	1.09	–	–	–	–
BNY Mellon Large Cap Market Opportunities Fund
Expenses paid per $1,000†	$3.36	$4.63	–	–	–	–
Ending value (after expenses)	$1,021.88	$1,020.62	–	–	–	–
Annualized expense ratio (%)	.66	.91	–	–	–	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$3.31	$4.58	–	–	–	–
Ending value (after expenses)	$1,021.93	$1,020.62	–	–	–	–
Annualized expense ratio (%)	.65	.90	–	–	–	–
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.13	$5.40	$5.65	$9.15	$4.33	$$4.13
Ending value (after expenses)	$1,021.12	$1,019.86	$1,019.61	$1,016.13	$1,020.92	$1,021.12
Annualized expense ratio (%)	.81	1.06	1.11	1.80	.85	.81
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.58	$5.85	–	–	–	–
Ending value (after expenses)	$1,020.67	$1,019.41	–	–	–	–
Annualized expense ratio (%)	.90	1.15	–	–	–	–
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.14	$6.41	–	–	–	–
Ending value (after expenses)	$1,020.11	$1,018.85	–	–	–	–
Annualized expense ratio (%)	1.01	1.26	–	–	–	–
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$4.38	$5.65	–	–	–	–
Ending value (after expenses)	$1,020.87	$1,019.61	–	–	–	–
Annualized expense ratio (%)	.86	1.11	–	–	–	–

33

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUND’S (Unaudited) (continued)

Expenses and Value of a $1,000 Investment (continued)
assuming a hypothetical 5% annualized return for the six months ended August 31, 2017
	Class M	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.74	$6.01
Ending value (after expenses)	$1,020.52	$1,019.26
Annualized expense ratio (%)	.93	1.18
BNY Mellon International Fund
Expenses paid per $1,000†	$5.20	$6.56
Ending value (after expenses)	$1,019.96	$1,018.70
Annualized expense ratio (%)	1.04	1.29
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$7.22	$8.49
Ending value (after expenses)	$1,018.05	$1,016.79
Annualized expense ratio (%)	1.42	1.67
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$4.69	$5.96
Ending value (after expenses)	$1,020.57	$1,019.31
Annualized expense ratio (%)	.92	1.17
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$$5.55	$7.02
Ending value (after expenses)	$$1,019.71	$1,018.25
Annualized expense ratio (%)	1.09	1.38
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$$1.53	$2.80
Ending value (after expenses)	$$1,023.69	$1,022.43
Annualized expense ratio (%)	.30	.55

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

34

STATEMENT OF INVESTMENTS
August 31, 2017

BNY Mellon Large Cap Stock Fund
Description	Shares		Value ($)
Common Stocks - 99.6%
Automobiles & Components - .9%
Lear	14,470		2,163,844
Visteon	4,805	[a]	554,689
			2,718,533
Banks - 5.7%
Bank of America	247,985		5,924,362
Comerica	6,405		437,141
JPMorgan Chase & Co.	77,519		7,045,702
Wells Fargo & Co.	60,649		3,097,344
			16,504,549
Capital Goods - 6.2%
Boeing	19,440		4,658,990
General Electric	143,294		3,517,868
Hexcel	11,070		595,234
Ingersoll-Rand	27,950		2,386,651
Lennox International	3,905		647,176
Lockheed Martin	3,045		929,913
Oshkosh	32,680		2,437,928
Spirit AeroSystems Holdings, Cl. A	35,497		2,644,527
			17,818,287
Consumer Services - 2.8%
Carnival	41,090		2,854,933
Darden Restaurants	32,071		2,632,708
Royal Caribbean Cruises	20,210		2,515,337
			8,002,978
Diversified Financials - 5.7%
American Express	40,901		3,521,576
Ameriprise Financial	3,135		434,229
Berkshire Hathaway, Cl. B	8,395	[a]	1,520,838
Discover Financial Services	38,665		2,279,302
Eaton Vance	45,365		2,158,467
S&P Global	19,375		2,990,144
State Street	32,520		3,007,775
Synchrony Financial	13,330		410,431
			16,322,762
Energy - 5.8%
Chevron	43,805		4,714,294
Exxon Mobil	86,862		6,630,176
Halliburton	24,300		946,971
TechnipFMC	62,805	[a]	1,622,253
Valero Energy	39,602		2,696,896
			16,610,590
Food & Staples Retailing - 3.7%
CVS Health	40,850		3,159,339
Sysco	8,920		469,816
Walgreens Boots Alliance	39,250		3,198,875
Wal-Mart Stores	50,378		3,933,010
			10,761,040

BNY Mellon Large Cap Stock Fund (continued)
Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Food, Beverage & Tobacco - 3.0%
Altria Group	6,387		404,936
Campbell Soup	32,660		1,508,892
Conagra Brands	62,490		2,028,425
PepsiCo	39,725		4,597,374
			8,539,627
Health Care Equipment & Services - 5.5%
Baxter International	49,555		3,074,392
Cigna	9,716		1,768,895
Danaher	34,375		2,867,562
Express Scripts Holding	32,350	[a]	2,032,227
Humana	10,910		2,810,634
UnitedHealth Group	16,105		3,203,284
			15,756,994
Household & Personal Products - 2.0%
Church & Dwight	10,880		545,850
Kimberly-Clark	20,850		2,570,596
Procter & Gamble	10,999		1,014,878
Spectrum Brands Holdings	15,390		1,692,284
			5,823,608
Insurance - 4.1%
Allstate	26,165		2,367,933
Aon	21,335		2,968,979
Everest Re Group	5,150		1,300,272
Marsh & McLennan Cos.	36,810		2,874,125
Prudential Financial	3,711		378,819
Travelers	11,511		1,394,903
Unum Group	8,990		433,138
			11,718,169
Materials - 1.9%
Air Products & Chemicals	15,970		2,321,559
Celanese, Ser. A	28,070		2,723,351
Owens-Illinois	21,900	[a]	539,616
			5,584,526
Media - 2.5%
Omnicom Group	4,330		313,405
Time Warner	30,451		3,078,596
Walt Disney	38,719		3,918,363
			7,310,364
Pharmaceuticals, Biotechnology & Life Sciences - 11.1%
AbbVie	14,895		1,121,594
Agilent Technologies	34,595		2,238,988
Amgen	23,749		4,221,860
Biogen	1,490	[a]	471,674
Celgene	27,385	[a]	3,804,598
Eli Lilly & Co.	6,470		525,946
Johnson & Johnson	51,543		6,822,747

35

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Large Cap Stock Fund (continued)
Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 11.1% (continued)
Merck & Co.	74,001		4,725,704
Pfizer	145,806		4,945,740
Thermo Fisher Scientific	17,025		3,186,058
			32,064,909
Real Estate - 1.1%
Public Storage	13,380	[b]	2,747,449
Vornado Realty Trust	6,605	[b]	492,006
			3,239,455
Retailing - 4.8%
Amazon.com	4,485	[a]	4,397,991
Best Buy	50,065		2,716,527
Burlington Stores	12,080	[a]	1,052,530
Home Depot	7,409		1,110,387
Lowe's	21,344		1,577,108
Ross Stores	45,605		2,665,612
The TJX Companies	6,470		467,781
			13,987,936
Semiconductors & Semiconductor Equipment - 4.5%
Applied Materials	71,765		3,238,037
Intel	34,620		1,214,123
Lam Research	16,120		2,675,598
Skyworks Solutions	23,710		2,498,086
Texas Instruments	40,566		3,359,676
			12,985,520
Software & Services - 12.0%
Accenture, Cl. A	14,565		1,904,519
Alphabet, Cl. A	5,782	[a]	5,523,198
Alphabet, Cl. C	5,781	[a]	5,430,267
CDK Global	24,090		1,553,805
Citrix Systems	4,330	[a]	338,649
Facebook, Cl. A	32,981	[a]	5,671,743
Fiserv	7,830	[a]	968,649
International Business Machines	24,166		3,456,463
Microsoft	61,470		4,596,112
Red Hat	6,590	[a]	708,425
VeriSign	19,358	[a]	2,008,393
VMware, Cl. A	23,905	[a]	2,584,130
			34,744,353
Technology Hardware & Equipment - 8.7%
Apple	71,151		11,668,764
Cisco Systems	132,405		4,264,765
F5 Networks	11,045	[a]	1,318,552
HP	146,470		2,794,648
Juniper Networks	34,685		961,815
NCR	47,660	[a]	1,741,020

BNY Mellon Large Cap Stock Fund (continued)
Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Technology Hardware & Equipment - 8.7% (continued)
Western Digital	28,235		2,492,303
			25,241,867
Telecommunication Services - 4.2%
AT&T	152,122		5,698,490
TE Connectivity	6,595		524,962
T-Mobile US	32,470	[a]	2,101,134
Verizon Communications	78,244		3,753,365
			12,077,951
Transportation - 2.0%
Delta Air Lines	49,587		2,340,011
Union Pacific	32,030		3,372,759
			5,712,770
Utilities - 1.4%
DTE Energy	4,340		487,469
FirstEnergy	12,885		419,793
Hawaiian Electric Industries	12,980		433,792
MDU Resources Group	76,880		2,078,835
Sempra Energy	5,540		653,332
			4,073,221
Total Common Stocks (cost $219,913,179)			287,600,009

Other Investment - .4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,096,205)	1,096,205	[c]	1,096,205
Total Investments (cost $221,009,384)	100.0%		288,696,214
Liabilities, Less Cash and Receivables	.0%		(67,267)
Net Assets	100.0%		288,628,947

aNon-income producing security.

bInvestment in real estate investment trust.

cInvestment in affiliated money market mutual fund.

36

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	12.0
Pharmaceuticals, Biotechnology & Life Sciences	11.1
Technology Hardware & Equipment	8.7
Capital Goods	6.2
Energy	5.8
Banks	5.7
Diversified Financials	5.7
Health Care Equipment & Services	5.5
Retailing	4.8
Semiconductors & Semiconductor Equipment	4.5
Telecommunication Services	4.2
Insurance	4.1
Food & Staples Retailing	3.7
Food, Beverage & Tobacco	3.0
Consumer Services	2.8
Media	2.5
Household & Personal Products	2.0
Transportation	2.0
Materials	1.9
Utilities	1.4
Real Estate	1.1
Automobiles & Components	.9
Money Market Investment	.4
100.0

† Based on net assets.

See notes to financial statements.

37

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Large Cap Market Opportunities Fund
Description	Shares		Value ($)
Common Stocks - 47.7%
Capital Goods - 4.6%
3M	3,475		710,012
Acuity Brands	400		70,716
Deere & Co.	5,610		650,367
Donaldson	1,399		66,103
Emerson Electric	1,550		91,512
Fastenal	2,510		107,102
Flowserve	2,055		80,720
Honeywell International	5,052		698,540
Illinois Tool Works	4,783		657,710
Toro	990		61,063
			3,193,845
Consumer Durables & Apparel - .2%
NIKE, Cl. B	2,781		146,865
Consumer Services - 1.5%
McDonald's	950		151,972
Starbucks	2,667		146,312
Yum! Brands	9,370		719,803
			1,018,087
Diversified Financials - 4.0%
Ally Financial	42,640		963,664
Charles Schwab	22,905		913,909
Invesco	27,418		898,762
			2,776,335
Energy - 3.2%
Andeavor	7,070		708,061
EOG Resources	1,656		140,743
Halliburton	780		30,397
Occidental Petroleum	2,176		129,907
Pioneer Natural Resources	385		49,915
Schlumberger	2,111		134,070
Superior Energy Services	43,740	[a]	360,418
Valero Energy	10,485		714,028
			2,267,539
Food & Staples Retailing - 1.1%
Costco Wholesale	4,705		737,462
Food, Beverage & Tobacco - 2.3%
Constellation Brands, Cl. A	3,760		752,376
Philip Morris International	7,004		818,978
			1,571,354
Health Care Equipment & Services - 4.2%
Abbott Laboratories	20,465		1,042,487
Cerner	2,400	[a]	162,672
Edwards Lifesciences	702	[a]	79,789
Henry Schein	782	[a]	135,818
Intuitive Surgical	172	[a]	172,803
ResMed	1,385		107,448
Stryker	974		137,694
UnitedHealth Group	4,932		980,975

BNY Mellon Large Cap Market Opportunities Fund (continued)
Description	Shares		Value ($)
Common Stocks - 47.7% (continued)
Health Care Equipment & Services - 4.2% (continued)
Varian Medical Systems	1,201	[a]	127,606
			2,947,292
Household & Personal Products - .5%
Colgate-Palmolive	1,691		121,143
Estee Lauder, Cl. A	1,985		212,375
			333,518
Insurance - 1.3%
Hartford Financial Services Group	16,430		888,370
Materials - 2.1%
Dow Chemical	11,970		797,800
Ecolab	1,005		133,967
FMC	1,975		170,285
International Flavors & Fragrances	780		106,743
Monsanto	1,139		133,491
Praxair	1,023		134,565
			1,476,851
Media - 2.8%
Comcast, Cl. A	28,180		1,144,390
Twenty-First Century Fox, Cl. A	22,760		627,948
Walt Disney	1,513		153,116
			1,925,454
Pharmaceuticals, Biotechnology & Life Sciences - 3.5%
Agilent Technologies	13,460		871,131
Allergan	3,972		911,495
Biogen	492	[a]	155,748
Celgene	934	[a]	129,761
Gilead Sciences	1,080		90,407
Johnson & Johnson	1,140		150,902
Mettler-Toledo International	229	[a]	138,566
			2,448,010
Retailing - 1.9%
Amazon.com	937	[a]	918,822
O'Reilly Automotive	518	[a]	101,595
The TJX Companies	2,576		186,245
Tractor Supply	2,379		141,574
			1,348,236
Semiconductors & Semiconductor Equipment - 3.7%
Broadcom	4,564		1,150,447
NVIDIA	8,429		1,428,210
			2,578,657
Software & Services - 9.7%
Adobe Systems	8,102	[a]	1,257,106
Alphabet, Cl. A	1,440	[a]	1,375,546
Alphabet, Cl. C	135	[a]	126,810
Automatic Data Processing	990		105,405
Cognizant Technology Solutions, Cl. A	1,925		136,232

38

BNY Mellon Large Cap Market Opportunities Fund (continued)
Description	Shares		Value ($)
Common Stocks - 47.7% (continued)
Software & Services - 9.7% (continued)
Electronic Arts	9,884	[a]	1,200,906
Jack Henry & Associates	1,505		155,120
Manhattan Associates	1,465	[a]	61,603
Mastercard, Cl. A	1,923		256,336
Microsoft	12,104		905,016
Oracle	2,781		139,968
Paychex	2,521		143,773
Visa, Cl. A	9,005		932,198
			6,796,019
Technology Hardware & Equipment - .9%
Amphenol, Cl. A	2,943		238,206
Cisco Systems	4,408		141,982
IPG Photonics	1,028	[a]	180,712
TE Connectivity	1,250		99,500
			660,400
Transportation - .2%
Expeditors International of Washington	2,480		139,128
Total Common Stocks (cost $23,301,740)			33,253,422

Other Investment - 52.3%
Registered Investment Company;
BNY Mellon Income Stock Fund, Cl. M	796,845	[b]	7,402,691
Dreyfus Institutional Preferred Government Plus Money Market Fund	775,093	[c]	775,093
Dreyfus Research Growth Fund, Cl. Y	1,187,918	[b]	18,056,350
Dreyfus Strategic Value Fund, Cl. Y	252,738	[b]	10,172,719
Total Other Investment (cost $30,534,268)			36,406,853
Total Investments (cost $53,836,008)	100.0%		69,660,275
Cash and Receivables (Net)	.0%		26,686
Net Assets	100.0%		69,686,961

aNon-income producing security.

bInvestment in affiliated mutual fund.

cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Mutual Funds: Domestic	51.2
Software & Services	9.7
Capital Goods	4.6
Health Care Equipment & Services	4.2
Diversified Financials	4.0
Semiconductors & Semiconductor Equipment	3.7
Pharmaceuticals, Biotechnology & Life Sciences	3.5
Energy	3.2
Media	2.8
Food, Beverage & Tobacco	2.3
Materials	2.1
Retailing	1.9
Consumer Services	1.5
Insurance	1.3
Money Market Investment	1.1
Food & Staples Retailing	1.1
Technology Hardware & Equipment	.9
Household & Personal Products	.5
Consumer Durables & Apparel	.2
Transportation	.2
100.0

† Based on net assets.

See notes to financial statements.

39

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 66.5%
Automobiles & Components - .2%
Delphi Automotive	1,380		133,032
Ford Motor	7,213		79,559
General Motors	1,835		67,051
Goodyear Tire & Rubber	3,325		100,748
Harley-Davidson	3,444		161,902
			542,292
Banks - 2.6%
Bank of America	70,799		1,691,388
BB&T	10,767		496,251
Citigroup	13,705		932,351
Citizens Financial Group	6,935		229,757
Fifth Third Bancorp	3,234		84,504
JPMorgan Chase & Co.	24,169		2,196,720
KeyCorp	10,500		180,705
M&T Bank	630		93,152
PNC Financial Services Group	5,881		737,536
SunTrust Banks	1,700		93,670
U.S. Bancorp	5,242		268,652
Wells Fargo & Co.	32,632		1,666,516
Zions Bancorporation	2,665		116,354
			8,787,556
Capital Goods - 5.6%
3M	14,976		3,059,896
Acuity Brands	1,040		183,862
Allegion	2,996		235,815
Arconic	4,565		116,271
Boeing	5,599		1,341,856
Caterpillar	4,600		540,454
Deere & Co.	15,841		1,836,447
Donaldson	3,630		171,518
Dover	4,704		399,276
Eaton	4,989		358,011
Emerson Electric	6,115		361,030
Fastenal	6,520		278,208
Flowserve	6,865		269,657
Fortive	2,056		133,578
General Dynamics	741		149,200
General Electric	48,310		1,186,010
Honeywell International	21,220		2,934,089
Illinois Tool Works	15,018		2,065,125
Ingersoll-Rand	5,740		490,139
Johnson Controls International	1,141		45,172
Lockheed Martin	1,377		420,522
Masco	815		29,968
Northrop Grumman	1,146		311,953
Parker-Hannifin	612		98,465
Raytheon	4,125		750,791
Rockwell Collins	1,753		229,731
Stanley Black & Decker	653		94,032

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 66.5% (continued)
Capital Goods - 5.6% (continued)
Toro	2,580		159,134
TransDigm Group	745		194,192
United Rentals	875	[a]	103,303
United Technologies	2,681		320,969
W.W. Grainger	358		58,200
Xylem	2,698		167,465
			19,094,339
Commercial & Professional Services - .1%
Robert Half International	2,005		90,827
Stericycle	656	[a]	47,160
Waste Management	2,644		203,879
			341,866
Consumer Durables & Apparel - .6%
Hanesbrands	970		23,532
Leggett & Platt	5,590		256,972
Lennar, Cl. A	6,550		339,028
Mattel	2,505		40,631
NIKE, Cl. B	21,640		1,142,808
VF	3,480		218,788
			2,021,759
Consumer Services - 1.5%
Carnival	2,398		166,613
Chipotle Mexican Grill	285	[a]	90,262
Marriott International, Cl. A	608		62,977
McDonald's	7,831		1,252,725
Starbucks	22,158		1,215,588
Wyndham Worldwide	840		83,731
Wynn Resorts	1,145		159,144
Yum! Brands	28,767		2,209,881
			5,240,921
Diversified Financials - 4.3%
Ally Financial	114,460		2,586,796
American Express	1,959		168,670
Ameriprise Financial	2,408		333,532
Berkshire Hathaway, Cl. B	10,842	[a]	1,964,137
BlackRock	749		313,838
Capital One Financial	4,908		390,726
Charles Schwab	73,726		2,941,667
CME Group	3,750		471,750
Discover Financial Services	5,797		341,733
Goldman Sachs Group	2,240		501,178
H&R Block	3,780		101,077
Intercontinental Exchange	8,028		519,171
Invesco	81,425		2,669,111
Moody's	720		96,502
Morgan Stanley	6,300		286,650
Navient	13,675		180,510

40

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 66.5% (continued)
Diversified Financials - 4.3% (continued)
S&P Global	1,858		286,745
State Street	5,811		537,459
Synchrony Financial	2,795		86,058
T. Rowe Price Group	31		2,615
			14,779,925
Energy - 4.0%
Anadarko Petroleum	4,930		201,785
Andeavor	21,110		2,114,167
Apache	4,250		165,070
Baker Hughes	1,160		39,324
Cabot Oil & Gas	5,290		135,160
Chevron	9,964		1,072,326
Cimarex Energy	937		93,410
ConocoPhillips	2,706		118,144
Devon Energy	6,515		204,571
EOG Resources	9,932		844,121
EQT	390		24,313
Exxon Mobil	23,949		1,828,027
Halliburton	5,272		205,450
Helmerich & Payne	3,515		148,825
Hess	3,350		130,315
Kinder Morgan	13,195		255,059
Marathon Oil	15,500		172,360
Marathon Petroleum	3,221		168,941
Murphy Oil	5,355		121,344
National Oilwell Varco	570		17,482
Newfield Exploration	3,375	[a]	88,189
Occidental Petroleum	6,584		393,065
ONEOK	1,865		101,008
Phillips 66	3,963		332,139
Pioneer Natural Resources	2,003		259,689
Range Resources	1,780		30,901
Schlumberger	12,802		813,055
Superior Energy Services	117,430	[a]	967,623
TechnipFMC	1,640	[a]	42,361
Transocean	11,080	[a]	90,413
Valero Energy	34,223		2,330,586
Williams Cos.	4,239		126,025
			13,635,248
Food & Staples Retailing - 1.3%
Costco Wholesale	16,410		2,572,103
CVS Health	7,141		552,285
Kroger	13,152		287,634
Sysco	1,650		86,906
Walgreens Boots Alliance	7,587		618,340
Wal-Mart Stores	6,167		481,458
			4,598,726

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 66.5% (continued)
Food, Beverage & Tobacco - 3.3%
Altria Group	15,089		956,643
Archer-Daniels-Midland	4,910		202,881
British American Tobacco, ADR	3,586		222,762
Coca-Cola	19,090		869,549
Constellation Brands, Cl. A	13,257		2,652,726
General Mills	5,075		270,294
Hershey	281		29,483
Kraft Heinz	4,451		359,418
McCormick & Co.	2,837		269,884
Molson Coors Brewing, Cl. B	4,105		368,424
Mondelez International, Cl. A	16,565		673,533
Monster Beverage	2,265	[a]	126,432
PepsiCo	10,796		1,249,421
Philip Morris International	26,638		3,114,781
Tyson Foods, Cl. A	1,390		87,987
			11,454,218
Health Care Equipment & Services - 4.6%
Abbott Laboratories	60,433		3,078,457
Aetna	3,693		582,386
AmerisourceBergen	2,378		190,834
Anthem	2,774		543,815
Baxter International	1,555		96,472
Becton Dickinson & Co.	3,199		638,009
Boston Scientific	21,064	[a]	580,313
C.R. Bard	1,801		577,779
Cardinal Health	1,135		76,567
Cerner	6,940	[a]	470,393
Cigna	2,998		545,816
Danaher	4,112		343,023
Edwards Lifesciences	1,820	[a]	206,861
Envision Healthcare	500	[a]	26,205
Express Scripts Holding	213	[a]	13,381
Henry Schein	2,028	[a]	352,223
Humana	1,673		430,998
Intuitive Surgical	872	[a]	876,072
McKesson	1,422		212,319
Medtronic	8,775		707,440
ResMed	3,597		279,055
Stryker	3,526		498,471
UnitedHealth Group	21,534		4,283,113
Varian Medical Systems	3,119	[a]	331,394
			15,941,396
Household & Personal Products - 1.0%
Clorox	2,630		364,334
Colgate-Palmolive	11,218		803,658
Estee Lauder, Cl. A	6,255		669,222

41

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 66.5% (continued)
Household & Personal Products - 1.0% (continued)
Kimberly-Clark	1,345		165,825
Procter & Gamble	13,801		1,273,418
			3,276,457
Insurance - 1.9%
Aflac	250		20,638
Allstate	4,925		445,712
American International Group	8,685		525,269
Aon	4,496		625,663
Brighthouse Financial	614		35,041
Chubb	1,116		157,825
Cincinnati Financial	1,410		108,344
Hartford Financial Services Group	53,495		2,892,475
Lincoln National	2,076		140,877
Marsh & McLennan Cos.	5,996		468,168
MetLife	6,757		316,430
Prudential Financial	1,076		109,838
Travelers	4,531		549,067
			6,395,347
Materials - 2.3%
Air Products & Chemicals	3,487		506,905
CF Industries Holdings	2,605		75,519
Dow Chemical	41,456		2,763,042
E.I. du Pont de Nemours & Co.	7,741		649,702
Ecolab	2,610		347,913
FMC	5,130		442,309
Freeport-McMoRan	25,405	[a]	375,486
International Flavors & Fragrances	2,020		276,437
International Paper	2,004		107,955
LyondellBasell Industries, Cl. A	3,186		288,620
Monsanto	6,002		703,434
Mosaic	1,530		30,569
Newmont Mining	4,165		159,686
Nucor	1,060		58,417
PPG Industries	3,746		390,783
Praxair	3,057		402,118
Sealed Air	1,150		51,037
Sherwin-Williams	186		63,104
Vulcan Materials	2,949		357,596
			8,050,632
Media - 2.7%
CBS, Cl. B	1,149		73,605
Charter Communications, Cl. A	612	[a]	243,906
Comcast, Cl. A	115,567		4,693,176
Discovery Communications, Cl. A	1,070	[a]	23,765
Nielsen Holdings	1,250		48,563
Omnicom Group	820		59,352
TEGNA	1,085		13,693

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 66.5% (continued)
Media - 2.7% (continued)
Time Warner	6,747		682,122
Twenty-First Century Fox, Cl. A	66,006		1,821,106
Viacom, Cl. B	675		19,305
Walt Disney	16,380		1,657,656
			9,336,249
Pharmaceuticals, Biotechnology & Life Sciences - 5.4%
AbbVie	8,413		633,499
Agilent Technologies	36,130		2,338,334
Alexion Pharmaceuticals	1,150	[a]	163,772
Allergan	12,699		2,914,167
Amgen	5,181		921,026
Biogen	2,821	[a]	893,016
Bristol-Myers Squibb	12,402		750,073
Celgene	10,175	[a]	1,413,613
Eli Lilly & Co.	9,386		762,988
Gilead Sciences	14,356		1,201,741
Incyte	202	[a]	27,757
Johnson & Johnson	20,631		2,730,925
Mallinckrodt	1,409	[a]	57,882
Merck & Co.	15,701		1,002,666
Mettler-Toledo International	595	[a]	360,029
Pfizer	36,658		1,243,439
Regeneron Pharmaceuticals	252	[a]	125,219
Thermo Fisher Scientific	4,722		883,675
Vertex Pharmaceuticals	471	[a]	75,614
			18,499,435
Real Estate - 1.1%
American Tower	2,360	[b]	349,398
Apartment Investment & Management, Cl. A	955	[b]	43,290
AvalonBay Communities	2,636	[b]	494,856
Crown Castle International	2,870	[b]	311,223
Equinix	373	[b]	174,717
Equity Residential	5,022	[b]	337,227
Extra Space Storage	1,205	[b]	93,544
GGP	10,575	[b]	219,431
HCP	3,075	[b]	91,666
Host Hotels & Resorts	990	[b]	17,939
Iron Mountain	7,405	[b]	291,905
Kimco Realty	12,020	[b]	235,832
Macerich	1,470	[b]	77,572
Simon Property Group	1,672	[b]	262,253
SL Green Realty	2,005	[b]	193,242
Ventas	3,150	[b]	215,586
Weyerhaeuser	8,085	[b]	263,652
			3,673,333

42

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 66.5% (continued)
Retailing - 3.4%
Amazon.com	5,281	[a]	5,178,549
Dollar Tree	3,454	[a]	275,077
eBay	2,742	[a]	99,068
Genuine Parts	414		34,292
Home Depot	10,234		1,533,770
Kohl's	2,060		81,947
L Brands	289		10,468
Lowe's	9,727		718,728
Macy's	414		8,599
Netflix	3,234	[a]	565,012
Nordstrom	255		11,378
O'Reilly Automotive	2,811	[a]	551,321
Priceline Group	435	[a]	805,655
Ross Stores	2,388		139,579
Signet Jewelers	29		1,829
Staples	1,975		20,175
Target	50		2,727
The TJX Companies	14,927		1,079,222
Tractor Supply	6,186		368,129
			11,485,525
Semiconductors & Semiconductor Equipment - 3.5%
Advanced Micro Devices	4,170	[a]	54,210
Analog Devices	1,503		125,756
Applied Materials	5,935		267,787
Broadcom	13,846		3,490,161
Intel	34,362		1,205,075
Lam Research	3,655		606,657
Micron Technology	9,220	[a]	294,763
NVIDIA	27,817		4,713,312
QUALCOMM	5,757		300,918
Texas Instruments	10,679		884,435
Xilinx	1,834		121,154
			12,064,228
Software & Services - 11.0%
Accenture, Cl. A	4,575		598,227
Adobe Systems	27,442	[a]	4,257,901
Alliance Data Systems	172		38,786
Alphabet, Cl. A	5,820	[a]	5,559,497
Alphabet, Cl. C	2,322	[a]	2,181,124
Altaba Inc	11,407	[a]	730,961
Autodesk	1,980	[a]	226,631
Automatic Data Processing	7,847		835,470
Cars.com Inc	361		9,335
Cognizant Technology Solutions, Cl. A	9,227		652,995
DXC Technology	1,729		146,965
Electronic Arts	26,539	[a]	3,224,488
Facebook, Cl. A	15,070	[a]	2,591,588

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 66.5% (continued)
Software & Services - 11.0% (continued)
Fiserv	4,267	[a]	527,871
International Business Machines	4,091		585,136
Intuit	929		131,407
Jack Henry & Associates	3,915		403,519
Manhattan Associates	3,820	[a]	160,631
Mastercard, Cl. A	13,653		1,819,945
Microsoft	87,898		6,572,133
Oracle	20,905		1,052,149
Paychex	11,844		675,463
PayPal Holdings	2,742	[a]	169,127
salesforce.com	7,734	[a]	738,520
Visa, Cl. A	37,980		3,931,690
Western Union	4,157		78,650
			37,900,209
Technology Hardware & Equipment - 2.9%
Amphenol, Cl. A	11,544		934,371
Apple	34,944		5,730,816
Cisco Systems	45,742		1,473,350
Corning	14,950		429,962
Hewlett Packard Enterprise	20,128		363,512
HP	20,128		384,042
IPG Photonics	2,670	[a]	469,359
Motorola Solutions	768		67,676
Seagate Technology	1,350		42,566
Western Digital	1,496		132,052
			10,027,706
Telecommunication Services - .8%
AT&T	34,068		1,276,187
CenturyLink	13,250		261,290
TE Connectivity	3,240		257,904
Verizon Communications	22,655		1,086,760
			2,882,141
Transportation - 1.0%
CSX	7,713		387,193
Delta Air Lines	3,995		188,524
Expeditors International of Washington	6,440		361,284
FedEx	2,533		543,025
Kansas City Southern	325		33,615
Norfolk Southern	757		91,234
Ryder System	1,780		138,128
Southwest Airlines	10,010		521,921
Union Pacific	6,826		718,778
United Parcel Service, Cl. B	2,638		301,682
			3,285,384
Utilities - 1.4%
AES	11,440		126,298

43

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 66.5% (continued)
Utilities - 1.4% (continued)
American Electric Power	2,915		214,631
CenterPoint Energy	5,755		170,463
CMS Energy	8,781		426,230
Dominion Energy	3,673		289,322
DTE Energy	660		74,131
Duke Energy	1,647		143,783
Eversource Energy	7,290		459,270
Exelon	5,575		211,125
NextEra Energy	5,595		842,103
NiSource	10,190		273,805
NRG Energy	7,975		198,657
Pinnacle West Capital	1,425		128,207
SCANA	1,330		80,305
Sempra Energy	4,585		540,709
Southern	1,243		59,987
Xcel Energy	10,635		526,432
			4,765,458
Total Common Stocks (cost $125,994,855)			228,080,350

Other Investment - 33.4%
Registered Investment Company;
BNY Mellon Income Stock Fund, Cl. M	2,322,965	[c]	21,580,349
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,232,934	[d]	1,232,934
Dreyfus Research Growth Fund, Cl. Y	3,967,604	[c]	60,307,580
Dreyfus Strategic Value Fund, Cl. Y	787,812	[c]	31,709,431
Total Other Investment (cost $101,170,669)			114,830,294
Total Investments (cost $227,165,524)	99.9%		342,910,644
Cash and Receivables (Net)	.1%		258,754
Net Assets	100.0%		343,169,398

ADR—American Depository Receipt

aNon-income producing security.

bInvestment in real estate investment trust.

cInvestment in affiliated mutual fund.

dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Mutual Funds: Domestic	33.1
Software & Services	11.0
Capital Goods	5.6
Pharmaceuticals, Biotechnology & Life Sciences	5.4
Health Care Equipment & Services	4.6
Diversified Financials	4.3
Energy	4.0
Semiconductors & Semiconductor Equipment	3.5
Retailing	3.4
Food, Beverage & Tobacco	3.3
Technology Hardware & Equipment	2.9
Media	2.7
Banks	2.6
Materials	2.3
Insurance	1.9
Consumer Services	1.5
Utilities	1.4
Food & Staples Retailing	1.3
Real Estate	1.1
Transportation	1.0
Household & Personal Products	1.0
Telecommunication Services	.8
Consumer Durables & Apparel	.6
Money Market Investment	.3
Automobiles & Components	.2
Commercial & Professional Services	.1
99.9

† Based on net assets.

See notes to financial statements.

44

BNY Mellon Income Stock Fund
Description		Shares	Value ($)
Common Stocks - 95.4%
Banks - 19.4%
Bank of America		1,028,119	24,561,763
BB&T		586,077	27,012,289
Citigroup		414,792	28,218,300
JPMorgan Chase & Co.		644,685	58,595,420
PNC Financial Services Group		192,465	24,137,036
SunTrust Banks		476,203	26,238,785
U.S. Bancorp		961,024	49,252,480
			238,016,073
Capital Goods - 5.8%
Honeywell International		137,445	19,004,520
Raytheon		137,520	25,030,015
United Technologies		231,202	27,679,503
			71,714,038
Consumer Services - 1.5%
Las Vegas Sands		289,362	18,001,210
Diversified Financials - 2.6%
Ameriprise Financial		128,791	17,838,841
Goldman Sachs Group		62,848	14,061,612
			31,900,453
Energy - 7.1%
Occidental Petroleum		787,282	47,000,735
Phillips 66		302,477	25,350,597
Schlumberger		229,183	14,555,412
			86,906,744
Food, Beverage & Tobacco - 7.9%
Coca-Cola		844,392	38,462,056
Conagra Brands		301,372	9,782,535
Kellogg		357,900	23,428,134
Kraft Heinz		163,844	13,230,403
Molson Coors Brewing, Cl. B		135,844	12,191,999
			97,095,127
Health Care Equipment & Services - 1.2%
UnitedHealth Group		73,008	14,521,291
Insurance - 4.3%
American International Group		192,930	11,668,406
Chubb		102,643	14,515,773
Prudential Financial		255,639	26,095,629
			52,279,808
Materials - 5.7%
Dow Chemical		471,680	31,437,472
Packaging Corporation of America		231,398	26,011,449
Vulcan Materials		101,591	12,318,925
			69,767,846
Media - 2.6%
Comcast, Cl. A		367,183	14,911,302
Omnicom Group		240,670	17,419,695
			32,330,997

BNY Mellon Income Stock Fund (continued)
Description		Shares	Value ($)
Common Stocks - 95.4% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 7.9%
Bristol-Myers Squibb		192,927	11,668,225
Eli Lilly & Co.		149,693	12,168,544
Gilead Sciences		171,130	14,325,292
Johnson & Johnson		277,395	36,718,776
Merck & Co.		339,927	21,707,738
			96,588,575
Real Estate - 4.0%
Lamar Advertising, Cl. A		370,479	[a] 24,659,082
Uniti Group		1,261,469	24,295,893
			48,954,975
Retailing - .5%
Nordstrom		128,654	5,740,542
Semiconductors & Semiconductor Equipment - 3.2%
Microchip Technology		165,919	14,401,769
Texas Instruments		300,659	24,900,578
			39,302,347
Software & Services - 1.0%
Oracle		245,329	12,347,409
Technology Hardware & Equipment - 8.3%
Apple		246,008	40,345,312
Cisco Systems		1,423,862	45,862,595
Corning		553,029	15,905,114
			102,113,021
Telecommunication Services - 6.1%
AT&T		1,335,649	50,033,412
Vodafone Group, ADR		843,307	24,481,202
			74,514,614
Utilities - 6.3%
FirstEnergy		1,022,020	33,297,412
NextEra Energy Partners		673,276	27,914,023
NRG Yield, Cl. C		903,426	16,713,381
			77,924,816
Total Common Stocks (cost $964,386,273)			1,170,019,886
Description	Preferred Dividend Rate (%)	Shares	Value ($)
Preferred Stocks - 1.1%
Energy - 1.1%
Hess (cost $17,412,218)	4.00	273,668	13,669,717

45

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Income Stock Fund (continued)
Description	Shares	Value ($)
Other Investment - 1.0%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $11,627,088)	11,627,088	[b] 11,627,088
Total Investments (cost $993,425,579)	97.5%	1,195,316,691
Cash and Receivables (Net)	2.5%	30,945,484
Net Assets	100.0%	1,226,262,175

ADR—American Depository Receipt

a Investment in real estate investment trust.

b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Banks	19.4
Technology Hardware & Equipment	8.3
Energy	8.2
Food, Beverage & Tobacco	7.9
Pharmaceuticals, Biotechnology & Life Sciences	7.9
Utilities	6.3
Telecommunication Services	6.1
Capital Goods	5.8
Materials	5.7
Insurance	4.3
Real Estate	4.0
Semiconductors & Semiconductor Equipment	3.2
Media	2.6
Diversified Financials	2.6
Consumer Services	1.5
Health Care Equipment & Services	1.2
Software & Services	1.0
Money Market Investment	1.0
Retailing	.5
97.5

† Based on net assets.

See notes to financial statements.

46

BNY Mellon Mid Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 98.3%
Automobiles & Components - .8%
Adient	9,732		687,858
BorgWarner	117,491		5,452,757
Delphi Automotive	29,680		2,861,152
Gentex	84,095		1,536,416
Goodyear Tire & Rubber	53,335		1,616,050
Harley-Davidson	28,450	[a]	1,337,435
Lear	9,972		1,491,213
Tenneco	27,478		1,489,308
Thor Industries	12,105		1,315,087
Visteon	44,749	[b]	5,165,825
		22,953,101
Banks - 4.0%
Bank of the Ozarks	7,940		341,102
BB&T	52,318		2,411,337
BOK Financial	11,415		918,679
CIT Group	50,255	[a]	2,253,937
Citizens Financial Group	14,660		485,686
Comerica	30,315		2,068,999
Cullen/Frost Bankers	15,365		1,293,733
East West Bancorp	264,852		14,664,855
Fifth Third Bancorp	287,289		7,506,862
First Horizon National	95,155		1,637,618
First Republic Bank	118,024		11,454,229
Huntington Bancshares	958,020		12,061,472
KeyCorp	710,626		12,229,873
M&T Bank	18,002		2,661,776
New York Community Bancorp	71,520		861,816
PacWest Bancorp	27,855		1,257,653
People's United Financial	76,030	[a]	1,269,701
Popular	33,565		1,339,579
Regions Financial	398,862		5,627,943
Signature Bank	68,523	[b]	8,794,242
SunTrust Banks	180,256		9,932,106
SVB Financial Group	55,622	[b]	9,419,029
TCF Financial	78,080		1,212,582
Zions Bancorporation	64,130		2,799,916
		114,504,725
Capital Goods - 9.5%
Acuity Brands	42,075	[a]	7,438,439
AECOM	54,270	[b]	1,818,045
Air Lease	86,016	[a]	3,495,690
Allegion	116,093		9,137,680
AMETEK	264,608		16,736,456
Arconic	40,568		1,033,267
Beacon Roofing Supply	113,478	[b]	5,344,814
BWX Technologies	145,175		7,943,976
Carlisle	3,379		319,958
Cummins	14,262		2,273,078
Curtiss-Wright	26,317		2,548,012

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Capital Goods - 9.5% (continued)
Donaldson	47,180		2,229,255
Dover	24,330		2,065,130
Eaton	50,874		3,650,718
EnerSys	25,284		1,620,704
Fastenal	152,325		6,499,708
Flowserve	1,025	[a]	40,262
Fluor	81,502		3,143,532
Fortune Brands Home & Security	150,076		9,384,252
Graco	59,219		6,840,387
Hubbell	90,027		10,154,145
Huntington Ingalls Industries	12,311		2,634,062
IDEX	105,389		12,391,639
Ingersoll-Rand	77,555		6,622,421
Jacobs Engineering Group	9,215		502,125
L3 Technologies	24,899		4,518,671
Lincoln Electric Holdings	13,780		1,196,655
Masco	223,718		8,226,111
Middleby	74,862	[a,b]	9,110,705
MSC Industrial Direct, Cl. A	8,765		603,733
Nordson	20,995		2,294,753
Orbital ATK	12,445		1,388,613
Owens Corning	28,985		2,148,658
PACCAR	188,849		12,526,354
Parker-Hannifin	13,345		2,147,077
Pentair	26,730		1,658,596
Quanta Services	227,772	[b]	8,183,848
Rockwell Automation	12,719		2,086,679
Rockwell Collins	23,475		3,076,399
Roper Technologies	79,301		18,291,569
Snap-on	85,870	[a]	12,671,836
Spirit AeroSystems Holdings, Cl. A	71,006		5,289,947
Stanley Black & Decker	62,314		8,973,216
Terex	26,455		1,019,840
Textron	106,970		5,251,157
Timken	100,485		4,506,752
TransDigm Group	8,180	[a]	2,132,199
United Rentals	18,545	[b]	2,189,423
W.W. Grainger	7,602		1,235,857
WABCO Holdings	41,664	[b]	5,983,784
Wabtec	19,895	[a]	1,403,990
Watsco	44,080	[a]	6,495,629
WESCO International	45,113	[b]	2,275,951
Xylem	176,660		10,965,286
		273,721,043
Commercial & Professional Services - 2.0%
Avery Dennison	17,365		1,636,825
Cintas	17,005		2,295,845
Copart	387,102	[a,b]	12,654,364

47

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Commercial & Professional Services - 2.0% (continued)
IHS Markit	38,186	[b]	1,788,632
KAR Auction Services	11,520		519,437
ManpowerGroup	65,930		7,351,854
Republic Services	43,970		2,868,603
Robert Half International	114,896		5,204,789
Stericycle	18,825	[b]	1,353,329
Verisk Analytics	119,747	[b]	9,705,494
Waste Connections	159,760		10,654,394
		56,033,566
Consumer Durables & Apparel - 2.5%
Brunswick	110,464		5,797,151
Carter's	77,391		6,710,574
Coach	33,095		1,380,062
D.R. Horton	26,010		940,262
Garmin	22,545	[a]	1,161,068
Hanesbrands	82,610	[a]	2,004,119
Hasbro	86,120		8,461,290
Leggett & Platt	25,880		1,189,704
Lennar, Cl. A	16,500		854,040
Lululemon Athletica	125,659	[b]	7,231,675
Mattel	73,225	[a]	1,187,710
Michael Kors Holdings	22,195	[b]	937,073
Mohawk Industries	3,807	[b]	963,628
Newell Brands	271,315		13,099,088
NVR	780	[b]	2,122,263
Polaris Industries	12,611	[a]	1,175,724
PulteGroup	55,720		1,438,690
PVH	72,532		9,131,053
Ralph Lauren	10,939		961,429
Skechers USA, Cl. A	22,611	[b]	597,609
Toll Brothers	45,290		1,764,498
TopBuild	6,003	[b]	356,278
Tupperware Brands	9,295		537,902
Under Armour, Cl. A	52,450	[a,b]	847,068
Under Armour, Cl. C	24,910	[a,b]	376,141
Whirlpool	8,340		1,431,311
		72,657,410
Consumer Services - 1.4%
Aramark	54,045		2,199,091
Caesars Entertainment	202,906	[a,b]	2,353,710
Chipotle Mexican Grill	2,787	[b]	882,671
Darden Restaurants	22,040		1,809,264
Dunkin' Brands Group	15,355		791,704
Grand Canyon Education	50,247	[b]	4,122,766
Hilton Grand Vacations	13,786		499,743
Hilton Worldwide Holdings	19,703		1,267,494
Hyatt Hotels, Cl. A	9,770	[b]	581,413

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Consumer Services - 1.4% (continued)
ILG	8,080		213,312
Marriott International, Cl. A	28,440		2,945,815
MGM Resorts International	60,420		1,991,443
Norwegian Cruise Line Holdings	20,300	[b]	1,207,038
Royal Caribbean Cruises	20,180		2,511,603
Service Corporation International	52,230		1,845,808
Texas Roadhouse	101,229		4,803,316
Wyndham Worldwide	22,890		2,281,675
Wynn Resorts	58,312	[a]	8,104,785
		40,412,651
Diversified Financials - 8.3%
Affiliated Managers Group	48,018		8,484,300
AGNC Investment	61,310	[a]	1,320,617
Ally Financial	56,190		1,269,894
Ameriprise Financial	22,290		3,087,388
Capital One Financial	225,945		17,987,481
CBOE Holdings	74,586		7,524,982
Credit Acceptance	2,099	[b]	571,558
Discover Financial Services	116,261		6,853,586
Dun & Bradstreet	13,119		1,461,981
E*TRADE Financial	563,984	[b]	23,128,984
Eaton Vance	95,233		4,531,186
Equifax	17,235		2,455,470
Franklin Resources	231,665		10,014,878
H&R Block	37,435		1,001,012
Intercontinental Exchange	198,477		12,835,508
Invesco	158,731		5,203,202
Legg Mason	42,355	[a]	1,617,537
Leucadia National	782,691		18,534,123
LPL Financial Holdings	22,080		1,034,227
MFA Financial	185,725	[c]	1,630,665
Moody's	36,882		4,943,294
Nasdaq	23,680		1,784,998
Navient	279,333		3,687,196
Northern Trust	19,900		1,761,150
Principal Financial Group	32,030		2,002,516
Raymond James Financial	389,739		30,524,358
SLM	2,191,421	[b]	22,286,752
Starwood Property Trust	35,825	[c]	795,673
State Street	37,400		3,459,126
Synchrony Financial	674,312		20,762,066
T. Rowe Price Group	28,625		2,414,805
TD Ameritrade Holding	288,909		12,515,538
Two Harbors Investment	155,860	[c]	1,594,448
		239,080,499
Energy - 3.9%
Anadarko Petroleum	51,259		2,098,031
Andeavor	175,567		17,583,035

48

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Energy - 3.9% (continued)
Antero Resources	75,100	[a,b]	1,478,719
Apache	42,560		1,653,030
Baker Hughes	31,250		1,059,375
Cabot Oil & Gas	55,605		1,420,708
Cheniere Energy	233,188	[b]	9,978,115
Chesapeake Energy	203,335	[b]	740,139
Cimarex Energy	29,625		2,953,316
Concho Resources	17,823	[b]	1,977,818
CONSOL Energy	75,810	[a,b]	1,103,036
Devon Energy	13,620		427,668
Diamondback Energy	153,564	[a,b]	13,942,076
Energen	121,086	[a,b]	6,209,290
EQT	101,607		6,334,180
Gulfport Energy	41,400	[b]	518,742
Helmerich & Payne	45,515	[a]	1,927,105
HollyFrontier	30,210	[a]	945,875
Marathon Oil	170,985		1,901,353
Marathon Petroleum	126,304		6,624,645
Murphy Oil	38,930		882,154
Nabors Industries	108,520	[a]	710,806
National Oilwell Varco	21,315	[a]	653,731
Newfield Exploration	122,057	[b]	3,189,349
Noble Energy	5,970		141,907
Oceaneering International	12,525		282,439
ONEOK	24,750		1,340,460
Parsley Energy, Cl. A	158,517	[a,b]	3,970,851
Patterson-UTI Energy	3,005		47,990
PBF Energy, Cl. A	24,435		578,621
PDC Energy	140,969	[a,b]	5,544,311
Pioneer Natural Resources	15,677		2,032,523
QEP Resources	22,965	[b]	173,386
Range Resources	67,835		1,177,616
Rice Energy	26,440	[b]	723,398
RSP Permian	81,651	[a,b]	2,562,208
Southwestern Energy	193,980	[b]	1,057,191
Targa Resources	37,780		1,683,855
Transocean	134,575	[b]	1,098,132
Weatherford International	27,125	[a,b]	103,889
Williams Cos.	79,385		2,360,116
World Fuel Services	15,140		522,936
WPX Energy	118,225	[b]	1,181,068
		112,895,193
Exchange-Traded Funds - .8%
iShares Russell Mid-Cap Growth ETF	158,095	[a]	17,444,202
SPDR S&P MidCap 400 ETF Trust	13,085		4,129,364
		21,573,566
Food & Staples Retailing - .3%
Rite Aid	34,100	[a,b]	82,522
Sprouts Farmers Market	174,354	[a,b]	3,476,619

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Food & Staples Retailing - .3% (continued)
Sysco	6,140		323,394
US Foods Holding	196,146	[b]	5,384,208
		9,266,743
Food, Beverage & Tobacco - 2.2%
Archer-Daniels-Midland	389,583		16,097,570
Brown-Forman, Cl. B	17,330		919,183
Bunge	7,155		533,978
Campbell Soup	16,265		751,443
Coca-Cola European Partners	108,516		4,666,188
Conagra Brands	51,890		1,684,349
Constellation Brands, Cl. A	7,293		1,459,329
Dr. Pepper Snapple Group	11,415		1,039,336
Hershey	12,140		1,273,729
Ingredion	19,837		2,456,217
J.M. Smucker	62,119		6,507,586
Kellogg	6,395		418,617
Lamb Weston Holdings	32,136		1,461,545
McCormick & Co.	19,335		1,839,339
Molson Coors Brewing, Cl. B	112,704		10,115,184
Monster Beverage	17,622	[b]	983,660
Pilgrim's Pride	18,420	[a,b]	542,469
Pinnacle Foods	21,605		1,281,393
Post Holdings	12,985	[b]	1,105,413
TreeHouse Foods	68,148	[a,b]	4,565,235
Tyson Foods, Cl. A	39,385		2,493,070
		62,194,833
Health Care Equipment & Services - 8.8%
Abbott Laboratories	30,756		1,566,711
ABIOMED	88,437	[b]	13,336,300
Acadia Healthcare	15,785	[a,b]	740,948
Alere	16,305	[a,b]	806,445
Align Technology	113,787	[b]	20,110,714
Allscripts Healthcare Solutions	20,770	[a,b]	272,918
AmerisourceBergen	28,230		2,265,457
athenahealth	46,111	[b]	6,498,423
Boston Scientific	955,780	[b]	26,331,739
Brookdale Senior Living	400,084	[b]	4,853,019
C.R. Bard	10,692		3,430,101
Cardinal Health	39,151		2,641,127
Centene	79,646	[b]	7,076,547
Cerner	172,279	[b]	11,677,071
Cooper	38,055		9,545,336
DaVita	59,755	[b]	3,499,253
DENTSPLY SIRONA	234,495		13,265,382
DexCom	145,304	[a,b]	10,841,131
Edwards Lifesciences	23,983	[b]	2,725,908
Envision Healthcare	19,851	[b]	1,040,391

49

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Health Care Equipment & Services - 8.8% (continued)
Henry Schein	53,533	[b]	9,297,611
Hill-Rom Holdings	14,955		1,150,937
Hologic	23,175	[b]	894,555
Humana	33,465		8,621,253
IDEXX Laboratories	42,748	[b]	6,644,322
Intuitive Surgical	3,569	[b]	3,585,667
Laboratory Corporation of America Holdings	127,239	[b]	19,959,982
Medidata Solutions	69,803	[b]	5,232,433
MEDNAX	5,710	[a,b]	256,094
NuVasive	84,446	[a,b]	5,276,186
Quest Diagnostics	25,140		2,723,919
ResMed	23,420	[a]	1,816,924
STERIS	99,163		8,643,047
Universal Health Services, Cl. B	42,411		4,585,901
Varex Imaging	8,468		258,528
Varian Medical Systems	86,341	[b]	9,173,731
Veeva Systems, Cl. A	16,395	[b]	975,503
WellCare Health Plans	5,460	[b]	953,753
Zimmer Biomet Holdings	169,504		19,369,222
		251,944,489
Household & Personal Products - .6%
Church & Dwight	233,703		11,724,880
Clorox	9,230		1,278,632
Edgewell Personal Care	13,645	[b]	1,036,201
Energizer Holdings	17,164		757,791
Herbalife	7,145	[a,b]	493,076
Nu Skin Enterprises, Cl. A	13,635	[a]	829,417
		16,119,997
Insurance - 3.1%
Alleghany	10,932	[b]	6,152,202
Allstate	56,488		5,112,164
Aon	73,475		10,224,781
Assurant	20,175		1,910,371
Assured Guaranty	26,870		1,143,050
Athene Holding, Cl. A	94,917		5,079,009
Cincinnati Financial	30,550		2,347,462
Everest Re Group	8,640		2,181,427
FNF Group	48,465		2,337,952
Hartford Financial Services Group	53,110		2,871,658
Lincoln National	36,155		2,453,478
Loews	126,661		5,899,869
Markel	1,474	[b]	1,550,633
Marsh & McLennan Cos.	57,079		4,456,728
Old Republic International	86,890		1,658,730
Progressive	61,690		2,867,351
Reinsurance Group of America	67,091		9,020,385

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Insurance - 3.1% (continued)
Torchmark	26,362		2,029,083
Unum Group	199,016		9,588,591
Validus Holdings	27,605		1,384,391
W.R. Berkley	85,309		5,684,992
XL Group	78,548		3,217,326
		89,171,633
Materials - 5.8%
Albemarle	19,155		2,226,960
Alcoa	8,822	[b]	387,109
Ashland Global Holdings	9,861		611,875
Axalta Coating Systems	31,520	[b]	930,470
Ball	34,470	[a]	1,378,455
Bemis	25,965	[a]	1,106,369
Berry Plastics Group	86,787	[b]	4,880,901
Celanese, Ser. A	22,210		2,154,814
Cemex SAB de CV	207,392	[b]	1,930,820
CF Industries Holdings	21,630		627,054
Crown Holdings	92,060	[a,b]	5,434,302
Eagle Materials	124,630		12,120,267
Eastman Chemical	6,350		547,370
FMC	47,024		4,054,409
Freeport-McMoRan	1,242,909	[b]	18,370,195
GCP Applied Technologies	8,515	[b]	240,549
Graphic Packaging Holding	247,784		3,233,581
Huntsman	13,500		358,695
Ingevity	3,558	[b]	224,047
International Flavors & Fragrances	15,023		2,055,898
International Paper	318,465		17,155,710
LyondellBasell Industries, Cl. A	132,210		11,976,904
Martin Marietta Materials	8,904		1,887,559
Methanex	119,124	[a]	6,087,236
Mosaic	12,015		240,060
Newmont Mining	450,283		17,263,850
Nucor	40,615		2,238,293
Packaging Corporation of America	122,576		13,778,768
PPG Industries	13,132		1,369,930
Reliance Steel & Aluminum	23,920		1,732,286
Royal Gold	11,570		1,079,250
RPM International	8,255		404,247
Sealed Air	29,410		1,305,216
Sherwin-Williams	2,924		992,025
Sonoco Products	32,050		1,546,733
Steel Dynamics	196,214		6,759,572
Valvoline	155,825		3,317,514
Vulcan Materials	76,904		9,325,379
W.R. Grace & Co.	15,161		1,083,708
WestRock	98,700		5,617,017
		168,035,397

50

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Media - 1.7%
AMC Networks, Cl. A	10,100	[a,b]	613,878
CBS, Cl. B	60,188		3,855,643
Charter Communications, Cl. A	1,958	[b]	780,341
Cinemark Holdings	36,750	[a]	1,223,408
Gannett	15,382	[a]	130,593
Interpublic Group of Companies	181,972		3,664,916
John Wiley & Sons, Cl. A	18,805		1,014,530
Liberty Broadband, Cl. A	2,552	[b]	258,849
Liberty Broadband, Cl. C	12,465	[b]	1,265,571
Liberty Media Corp-Liberty Braves, Cl. C	2,745	[a,b]	67,170
Liberty Media Corp-Liberty Formula One, Cl. A	2,552	[b]	96,797
Liberty Media Corp-Liberty Formula One, Cl. C	120,160	[a,b]	4,722,288
Liberty Media Corp-Liberty SiriusXM, Cl. A	10,210	[b]	456,387
Liberty Media Corp-Liberty SiriusXM, Cl. C	45,890	[b]	2,047,153
Lions Gate Entertainment, Cl. B	18,798	[b]	527,660
News Corp., Cl. A	103,150		1,379,116
Nielsen Holdings	284,976	[a]	11,071,318
Omnicom Group	41,710		3,018,970
Scripps Networks Interactive, Cl. A	17,350		1,486,027
Sinclair Broadcast Group, Cl. A	392,366	[a]	11,869,071
TEGNA	50,955		643,052
		50,192,738
Pharmaceuticals, Biotechnology & Life Sciences - 4.4%
ACADIA Pharmaceuticals	14,670	[b]	522,399
Agilent Technologies	141,558		9,161,634
Agios Pharmaceuticals	8,136	[a,b]	514,683
Alexion Pharmaceuticals	122,230	[b]	17,406,774
Alkermes	204,144	[a,b]	10,366,432
Alnylam Pharmaceuticals	14,030	[a,b]	1,202,792
BioMarin Pharmaceutical	102,360	[b]	9,231,848
Bio-Techne	11,230		1,390,049
Bruker	63,406		1,844,481
Charles River Laboratories International	11,800	[b]	1,283,840
Exelixis	22,405	[b]	655,122
ICON	16,409	[a,b]	1,860,617
Illumina	17,607	[b]	3,599,927
Incyte	19,545	[b]	2,685,678
Intercept Pharmaceuticals	4,035	[a,b]	470,521
Ionis Pharmaceuticals	17,325	[a,b]	928,967
Jazz Pharmaceuticals	180,661	[b]	26,983,527
Juno Therapeutics	12,740	[a,b]	525,780
Mallinckrodt	24,256	[a,b]	996,436
Mettler-Toledo International	4,135	[b]	2,502,047
Mylan	54,805	[b]	1,725,261

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 4.4% (continued)
Neurocrine Biosciences	200,778	[b]	11,364,035
Perrigo	11,406	[a]	900,618
QIAGEN	31,496	[b]	1,013,226
Quintiles IMS Holdings	13,985	[b]	1,342,980
Sage Therapeutics	49,824	[a,b]	4,098,024
Seattle Genetics	10,440	[b]	548,413
TESARO	39,854	[a,b]	5,146,746
United Therapeutics	4,758	[b]	622,346
Waters	14,140	[b]	2,594,407
Zoetis	46,430		2,911,161
		126,400,771
Real Estate - 4.5%
American Assets Trust	51,568	c	2,094,692
American Homes 4 Rent, Cl. A	77,856	c	1,725,289
Apartment Investment & Management, Cl. A	36,320	c	1,646,386
Apple Hospitality REIT	25,600	a,c	465,408
AvalonBay Communities	8,634	c	1,620,861
Boston Properties	80,401	c	9,696,361
Brixmor Property Group	34,265	c	641,441
Camden Property Trust	21,145	c	1,892,055
CBRE Group, Cl. A	63,290	b,c	2,283,503
Colony NorthStar, Cl. A	105,690		1,385,596
CoreCivic	5,709		153,001
Crown Castle International	17,445	c	1,891,736
CyrusOne	23,600	a,c	1,487,508
DDR	108,715	c	1,052,361
Digital Realty Trust	25,055	c	2,965,009
Douglas Emmett	93,056	[c]	3,625,462
Duke Realty	74,956	[c]	2,227,692
Equinix	24,081	[c]	11,279,781
Equity Commonwealth	50,205	[b,c]	1,553,343
Equity Lifestyle Properties	30,160	[a,c]	2,688,764
Equity Residential	43,941	[c]	2,950,638
Essex Property Trust	18,011	[c]	4,790,386
Extra Space Storage	28,165	[c]	2,186,449
Federal Realty Investment Trust	16,186	[c]	2,054,489
Forest City Realty Trust, Cl. A	67,420	[c]	1,615,383
Four Corners Property Trust	8,576	[c]	217,916
Gaming and Leisure Properties	31,015	[c]	1,215,478
GGP	68,320	[c]	1,417,640
HCP	39,135	[c]	1,166,614
Healthcare Trust of America, Cl. A	45,315	[c]	1,407,937
Hospitality Properties Trust	52,830	[c]	1,445,429
Host Hotels & Resorts	105,409	[c]	1,910,011
Iron Mountain	59,418	[c]	2,342,258
JBG SMITH Properties	7,355	[b]	240,729
Jones Lang LaSalle	8,438		1,028,677

51

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Real Estate - 4.5% (continued)
Kilroy Realty	21,885	[c]	1,515,099
Kimco Realty	185,811	[c]	3,645,612
Macerich	32,355	[c]	1,707,373
Omega Healthcare Investors	50,660	[a,c]	1,614,534
Park Hotels & Resorts	8,506		227,025
Prologis	57,060	[c]	3,615,322
Quality Care Properties	6,719		92,185
Rayonier	41,074	[c]	1,191,557
Realty Income	44,600	[c]	2,567,176
Regency Centers	83,670	[c]	5,381,654
SBA Communications	17,347	[b]	2,663,632
SL Green Realty	88,760	[c]	8,554,689
Spirit Realty Capital	138,410	[c]	1,204,167
Taubman Centers	1,380	[c]	72,091
UDR	63,425	[c]	2,462,158
Uniti Group	33,665		648,388
Ventas	46,020	[c]	3,149,609
VEREIT	212,970	[c]	1,797,467
Vornado Realty Trust	14,720	[c]	1,096,493
Weingarten Realty Investors	45,180	[c]	1,447,567
Welltower	41,575	[c]	3,044,121
Weyerhaeuser	75,927	[c]	2,475,979
WP Carey	16,020	[a,c]	1,102,977
		129,643,158
Retailing - 4.4%
Advance Auto Parts	29,836		2,920,944
AutoNation	17,970	[b]	815,299
AutoZone	3,700	[b]	1,955,228
Best Buy	57,235		3,105,571
CarMax	25,000	[a,b]	1,678,750
Dillard's, Cl. A	8,883	[a]	540,086
Dollar General	29,430		2,135,441
Dollar Tree	192,254	[b]	15,311,109
eBay	316,361	[b]	11,430,123
Expedia	86,429	[a]	12,822,606
Foot Locker	30,885		1,088,079
Gap	33,285		786,192
Genuine Parts	13,330		1,104,124
Kohl's	27,880		1,109,066
L Brands	32,100	[a]	1,162,662
Liberty Expedia Holdings, Cl. A	9,251	[b]	505,937
Liberty Interactive Corp. QVC Group, Cl. A	67,655	[b]	1,496,529
Liberty Ventures, Ser. A	12,684	[b]	780,827
LKQ	510,152	[b]	17,676,767
Macy's	64,175		1,332,915
Murphy USA	14,322	[a,b]	923,196
Nordstrom	39,400	[a]	1,758,028
O'Reilly Automotive	45,614	[b]	8,946,274

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Retailing - 4.4% (continued)
Pool	50,631		5,047,404
Ross Stores	162,801		9,515,718
Signet Jewelers	11,891		749,965
Staples	122,410		1,250,418
Tiffany & Co.	16,960		1,550,144
Tractor Supply	94,994	[a]	5,653,093
TripAdvisor	9,380	[a,b]	400,807
Ulta Beauty	44,282	[b]	9,786,765
Williams-Sonoma	20,935	[a]	963,010
		126,303,077
Semiconductors & Semiconductor Equipment - 3.3%
Analog Devices	30,871		2,582,977
Applied Materials	37,675		1,699,896
Cypress Semiconductor	71,745	[a]	982,189
KLA-Tencor	10,620		994,988
Lam Research	21,200		3,518,776
Marvell Technology Group	229,722		4,114,321
Maxim Integrated Products	314,140		14,657,772
Mellanox Technologies	96,881	[a,b]	4,548,563
Microchip Technology	10,689	[a]	927,805
Micron Technology	61,645	[b]	1,970,791
Microsemi	211,724	[b]	10,666,655
NVIDIA	81,262		13,769,033
ON Semiconductor	212,742	[b]	3,633,633
Qorvo	23,885	[a,b]	1,748,860
Skyworks Solutions	148,948		15,693,161
Teradyne	271,875		9,681,469
United Microelectronics, ADR	735,049	[a]	1,837,622
Xilinx	30,960		2,045,218
		95,073,729
Software & Services - 14.5%
Activision Blizzard	181,869		11,923,332
Akamai Technologies	16,890	[b]	796,364
Alliance Data Systems	8,320		1,876,160
Amdocs	124,499		8,066,290
ANSYS	93,581	[b]	12,055,104
Autodesk	28,790	[b]	3,295,303
Booz Allen Hamilton Holdings	206,659		7,049,138
Broadridge Financial Solutions	201,409		15,736,085
CA	31,425		1,042,682
Cars.com	10,255	[a]	265,194
CDK Global	14,640		944,280
Citrix Systems	11,990	[b]	937,738
Cognizant Technology Solutions, Cl. A	127,648		9,033,649
CommerceHub, Ser. C	4,948	[b]	105,046
Conduent	39,424	[a]	650,890
CoreLogic	25,605	[b]	1,202,667
CoStar Group	61,119	[a,b]	17,517,928

52

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Software & Services - 14.5% (continued)
CSRA	30,780		969,878
DXC Technology	170,532		14,495,220
Electronic Arts	46,965	[b]	5,706,247
Fidelity National Information Services	256,097		23,796,533
First Data, Cl. A	1,072,886	[b]	19,751,831
Fiserv	127,328	[b]	15,751,747
FleetCor Technologies	10,138	[b]	1,457,540
Gartner	101,805	[b]	12,276,665
Global Payments	29,990		2,863,745
HubSpot	211,337	[a,b]	15,501,569
IAC/InterActiveCorp	68,250	[b]	7,747,057
Intuit	138,870		19,643,161
j2 Global	64,675	[a]	4,868,734
Jack Henry & Associates	24,220	[a]	2,496,355
Leidos Holdings	47,228		2,754,337
LogMeIn	6,168		705,619
Manhattan Associates	97,885	[a,b]	4,116,064
MAXIMUS	80,913		4,917,892
NetEase, ADR	12,258		3,381,247
New Relic	200,241	[b]	9,591,544
Nuance Communications	680,530	[b]	10,936,117
Paychex	94,906		5,412,489
Proofpoint	85,371	[a,b]	7,833,643
RealPage	76,534	[b]	3,298,615
Red Hat	119,736	[b]	12,871,620
Sabre	7,425		136,917
ServiceNow	141,457	[b]	16,435,889
Shopify, Cl. A	126,223	[b]	14,000,655
Splunk	138,172	[a,b]	9,269,959
Square, Cl. A	623,824	[b]	16,288,045
SS&C Technologies Holdings	440,102		17,036,348
Symantec	35,785		1,072,834
Tableau Software, Cl. A	13,962	[a,b]	1,011,966
Total System Services	37,190		2,570,573
Twilio, Cl. A	400,134	[a,b]	11,715,924
Tyler Technologies	55,636	[a,b]	9,613,901
Ultimate Software Group	32,389	[a,b]	6,506,950
VeriSign	22,480	[a,b]	2,332,300
Western Union	98,915		1,871,472
WEX	4,062	[b]	443,327
Workday, Cl. A	13,895	[a,b]	1,524,143
		417,474,522
Technology Hardware & Equipment - 5.8%
3D Systems	30,440	[a,b]	382,326
Amphenol, Cl. A	350,017		28,330,376
ARRIS International	29,675	[b]	826,746
Arrow Electronics	90,507	[b]	7,188,971

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Technology Hardware & Equipment - 5.8% (continued)
Avnet	10,815		417,135
Belden	2,465		189,978
Brocade Communications Systems	94,935		1,175,295
CDW	7,325		464,552
Ciena	353,644	[a,b]	7,642,247
Cognex	7,835		853,780
CommScope Holding	36,792	[a,b]	1,216,344
EchoStar, Cl. A	15,595	[b]	940,379
F5 Networks	9,231	[b]	1,101,997
Flex	334,129	[b]	5,436,279
FLIR Systems	172,670		6,561,460
Harris	75,049		9,223,522
Hewlett Packard Enterprise	692,696		12,510,090
HP	205,433		3,919,662
Jabil Circuit	80,494		2,523,487
Juniper Networks	55,900		1,550,107
Keysight Technologies	46,000	[b]	1,879,560
Motorola Solutions	25,235		2,223,708
National Instruments	91,112	[a]	3,680,014
NCR	23,405	[b]	854,985
NetApp	22,755		879,708
Palo Alto Networks	12,380	[b]	1,642,702
Teradata	473,334	[a,b]	15,108,821
Trimble	393,162	[b]	15,207,506
Viavi Solutions	1,013,564	[b]	10,176,183
Western Digital	59,974		5,293,905
Xerox	345,685		11,155,255
Zebra Technologies, Cl. A	68,709	[b]	7,083,211
		167,640,291
Telecommunication Services - .3%
Level 3 Communications	17,467	[b]	950,729
Sprint	116,415	[a,b]	960,424
TE Connectivity	58,811		4,681,356
Telephone & Data Systems	34,375	[a]	1,007,531
Zayo Group Holdings	49,100	[b]	1,677,747
		9,277,787
Transportation - 2.3%
American Airlines Group	111,218		4,975,893
CH Robinson Worldwide	25,380	[a]	1,792,589
Copa Holdings, Cl. A	8,535		1,058,937
Delta Air Lines	44,881		2,117,934
Expeditors International of Washington	27,280		1,530,408
Genesee & Wyoming, Cl. A	9,120	[a,b]	625,267
J.B. Hunt Transport Services	245,683		24,295,592
JetBlue Airways	48,500	[b]	960,785
Kansas City Southern	18,870		1,951,724
Landstar System	15,410		1,438,523
Macquarie Infrastructure	15,950		1,187,956

53

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Transportation - 2.3% (continued)
Norfolk Southern	36,212		4,364,270
Southwest Airlines	74,569		3,888,028
Swift Transportation	402,954	[a,b]	11,302,860
United Continental Holdings	73,483	[b]	4,553,007
		66,043,773
Utilities - 3.1%
AES	168,470		1,859,909
Alliant Energy	127,395		5,444,862
Ameren	53,545		3,212,165
American Water Works	27,465		2,221,918
Aqua America	55,970	[a]	1,869,398
Atmos Energy	16,455		1,448,698
Calpine	207,305	[b]	3,047,383
CenterPoint Energy	32,965		976,423
CMS Energy	57,200		2,776,488
Consolidated Edison	22,755		1,917,564
DTE Energy	22,480		2,524,954
Edison International	104,859		8,407,595
Entergy	25,085		1,985,979
Eversource Energy	56,275		3,545,325
First Solar	16,565	[b]	777,892
Great Plains Energy	54,469		1,671,654
National Fuel Gas	11,530		668,509
NiSource	104,185		2,799,451
NRG Energy	65,635		1,634,968
OGE Energy	23,710		846,921
PG&E	84,126		5,920,788
Pinnacle West Capital	99,392		8,942,298
Portland General Electric	64,495		3,064,157
PPL	83,210		3,265,160
Public Service Enterprise Group	47,975		2,247,149
SCANA	32,040		1,934,575
Sempra Energy	22,455		2,648,118
Vectren	34,775		2,281,588
WEC Energy Group	22,830		1,488,973
Westar Energy	23,865		1,224,513
Xcel Energy	149,826		7,416,387
		90,071,762
Total Common Stocks (cost $2,081,812,570)		2,828,686,454

Master Limited Partnerships - .1%
Diversified Financials - .1%
Blackstone Group LP (cost $1,602,921)	78,930		2,583,379
Description	Number of Rights		Value ($)
Rights - .0%
Food & Staples Retailing - .0%
Safeway CVR--Casa Ley	30,090	[b]	0

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Number of Rights		Value ($)
Rights - .0% (continued)
Health Care Equipment & Services - .0%
Community Health Systems	33,320	[b]	470
Total Rights (cost $2,051)		470
Description	Shares		Value ($)
Other Investment - 1.5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $44,284,328)	44,284,328	[d]	44,284,328

Investment of Cash Collateral for Securities Loaned - 3.1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $89,017,908)	89,017,908	[d]	89,017,908
Total Investments (cost $2,216,719,778)	103.0%	2,964,572,539
Liabilities, Less Cash and Receivables	(3.0%)	(87,742,895)
Net Assets	100.0%	2,876,829,644

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

LP—Limited Partnership

aSecurity, or portion thereof, on loan. At August 31, 2017, the value of the fund’s securities on loan was $230,288,385 and the value of the collateral held by the fund was $247,151,754, consisting of cash collateral of $89,017,908 and U.S. Government & Agency securities valued at $158,133,846.

bNon-income producing security.

cInvestment in real estate investment trust.

dInvestment in affiliated money market mutual fund.

54

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	14.5
Capital Goods	9.5
Health Care Equipment & Services	8.8
Diversified Financials	8.4
Materials	5.8
Technology Hardware & Equipment	5.8
Money Market Investments	4.6
Real Estate	4.5
Pharmaceuticals, Biotechnology & Life Sciences	4.4
Retailing	4.4
Banks	4.0
Energy	3.9
Semiconductors & Semiconductor Equipment	3.3
Utilities	3.1
Insurance	3.1
Consumer Durables & Apparel	2.5
Transportation	2.3
Food, Beverage & Tobacco	2.2
Commercial & Professional Services	2.0
Media	1.7
Consumer Services	1.4
Automobiles & Components	.8
Exchange-Traded Funds	.8
Household & Personal Products	.6
Telecommunication Services	.3
Food & Staples Retailing	.3
103.0

† Based on net assets.

See notes to financial statements.

55

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 97.9%
Automobiles & Components - .8%
Dana	45,688		1,099,710
Gentherm	39,268	[a,b]	1,223,198
Visteon	18,354	[b]	2,118,786
		4,441,694
Banks - 11.8%
Ameris Bancorp	23,899	[a]	1,052,751
Associated Banc-Corp	75,746		1,658,837
Atlantic Capital Bancshares	99,561	[b]	1,787,120
Banner	86,372		4,760,825
Brookline Bancorp	28,111		403,393
Bryn Mawr Bank	18,136	[a]	742,669
Capital Bank Financial, Cl. A	18,590		698,984
Central Pacific Financial	34,805		1,009,345
CoBiz Financial	31,822		542,565
Columbia Banking System	39,907		1,483,343
CVB Financial	46,828		969,340
FCB Financial Holdings, Cl. A	78,699	[b]	3,431,276
First Hawaiian	33,332		902,964
First Interstate BancSystem, Cl. A	90,108		3,171,802
First Merchants	29,657		1,164,630
First Midwest Bancorp	7,426		156,540
Fulton Financial	87,122		1,520,279
Great Western Bancorp	91,476		3,285,818
Hancock Holding	35,463		1,558,599
Heritage Financial	23,972		626,868
MGIC Investment	437,146	[b]	5,005,322
Midland States Bancorp	32,902		1,004,827
National Bank Holdings, Cl. A	67,179		2,161,820
Old National Bancorp	84,144		1,375,754
Seacoast Banking Corporation of Florida	31,090	[b]	711,028
South State	30,030		2,469,968
SVB Financial Group	22,206	[b]	3,760,364
Texas Capital Bancshares	10,256	[b]	761,508
TriState Capital Holdings	37,547	[b]	784,732
UMB Financial	23,779		1,596,045
Umpqua Holdings	122,554		2,144,695
Union Bankshares	109,630		3,434,708
United Community Banks	54,037		1,410,906
Univest Corporation of Pennsylvania	42,680	[a]	1,244,122
Webster Financial	62,489		2,916,987
Westamerica Bancorporation	12,161	[a]	626,900
		62,337,634
Capital Goods - 7.0%
Aerojet Rocketdyne Holdings	32,724	[b]	969,612
Aerovironment	37,857	[b]	1,855,750
Astec Industries	17,996		894,041
Beacon Roofing Supply	53,351	[b]	2,512,832
Chart Industries	28,687	[b]	967,899

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Capital Goods - 7.0% (continued)
Comfort Systems USA	17,901		609,529
Curtiss-Wright	12,955		1,254,303
EMCOR Group	21,778		1,438,219
EnerSys	18,939		1,213,990
Granite Construction	58,790		3,246,972
Kaman	14,863	[a]	728,882
KeyW Holding	132,310	[a,b]	946,017
Lindsay	15,279	[a]	1,322,703
Mercury Systems	70,357	[b]	3,394,725
Proto Labs	23,079	[b]	1,657,072
Simpson Manufacturing	50,270		2,200,821
Sun Hydraulics	56,396		2,701,932
Tennant	31,935	[a]	1,946,438
TPI Composites	21,698	[b]	441,337
Trinity Industries	38,647		1,114,579
Universal Forest Products	20,660		1,801,759
Valmont Industries	7,813		1,121,556
Watsco	8,681		1,279,232
Woodward	16,828		1,181,494
		36,801,694
Commercial & Professional Services - 1.7%
Aqua Metals	66,930	[a,b]	495,951
Deluxe	30,685		2,128,005
Interface	57,944		1,100,936
Knoll	84,608		1,527,174
Korn/Ferry International	44,973		1,498,500
LSC Communications	50,130		807,594
WageWorks	26,204	[b]	1,544,726
		9,102,886
Consumer Durables & Apparel - 2.2%
Cavco Industries	5,869	[b]	789,674
Deckers Outdoor	25,118	[b]	1,605,040
Ethan Allen Interiors	25,089		733,853
G-III Apparel Group	209,811	[b]	5,769,803
Oxford Industries	15,837		915,537
TRI Pointe Group	57,087	[a,b]	727,288
Vera Bradley	17,137	[b]	154,918
William Lyon Homes, Cl. A	33,915	[a,b]	813,621
		11,509,734
Consumer Services - 4.0%
Belmond, Cl. A	104,920	[b]	1,337,730
Bright Horizons Family Solutions	10,649	[b]	851,175
Buffalo Wild Wings	12,358	[a,b]	1,269,785
Cheesecake Factory	31,624		1,310,182
Houghton Mifflin Harcourt	310,328	[b]	3,165,346
Pinnacle Entertainment	72,742	[b]	1,418,469
Planet Fitness, Cl. A	402,921		10,222,106

56

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Consumer Services - 4.0% (continued)
Texas Roadhouse	23,007		1,091,682
Zoe's Kitchen	44,814	[b]	576,756
		21,243,231
Diversified Financials - 5.2%
Capitol Investment Corp. IV	143,065		1,452,110
Cohen & Steers	30,010	[a]	1,135,578
Donnelley Financial Solutions	130,230		2,788,224
Federated Investors, Cl. B	55,875	[a]	1,525,946
FNFV Group	110,222	[b]	1,857,241
Green Dot, Cl. A	61,952	[b]	2,984,847
Investment Technology Group	124,209		2,495,359
Landcadia Holdings	60,686	[b]	651,161
Morningstar	13,320		1,101,564
Raymond James Financial	48,305		3,783,248
SLM	533,315	[b]	5,423,814
TPG Pace Holdings	98,446		1,013,994
WisdomTree Investments	139,531	[a]	1,279,499
		27,492,585
Energy - 3.8%
Arch Coal, Cl. A	34,585	[a]	2,762,304
Ardmore Shipping	8,253	[b]	66,849
Callon Petroleum	92,804	[a,b]	961,449
Dril-Quip	20,934	[a,b]	786,072
GasLog	55,392	[a]	930,586
Geospace Technologies	20,625	[b]	311,231
Laredo Petroleum	122,266	[b]	1,518,544
Natural Gas Services Group	23,510	[b]	554,836
Newpark Resources	97,652	[b]	786,099
Oasis Petroleum	232,045	[b]	1,693,929
Oceaneering International	34,970		788,574
Patterson-UTI Energy	72,317		1,154,903
PDC Energy	71,120	[b]	2,797,150
RPC	49,553	[a]	961,824
Scorpio Tankers	127,362		518,363
Select Energy Services, Cl. A	173,914		2,452,187
SRC Energy	97,217	[a,b]	767,042
		19,811,942
Exchange-Traded Funds - .7%
iShares Russell 2000 ETF	7,882	[a]	1,101,352
iShares Russell 2000 Growth ETF	14,558	[a]	2,474,278
		3,575,630
Food & Staples Retailing - 1.4%
Performance Food Group	59,557	[b]	1,655,685
SpartanNash	27,825		685,608
Sprouts Farmers Market	82,461	[b]	1,644,272
United Natural Foods	74,168	[b]	2,577,338
US Foods Holding	37,335	[b]	1,024,846
		7,587,749

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Food, Beverage & Tobacco - 2.1%
Boston Beer, Cl. A	14,559	[a,b]	2,169,291
Calavo Growers	46,193	[a]	3,101,860
Fresh Del Monte Produce	8,041		377,847
Freshpet	153,732	[a,b]	2,436,652
Hain Celestial Group	43,637	[b]	1,755,080
Snyder's-Lance	27,450	[a]	975,024
		10,815,754
Health Care Equipment & Services - 4.5%
Align Technology	15,341	[b]	2,711,368
Allscripts Healthcare Solutions	65,347	[b]	858,660
Amedisys	20,872	[b]	1,090,353
AMN Healthcare Services	31,075	[b]	1,160,651
Analogic	9,929		710,420
Anika Therapeutics	12,910	[b]	693,267
Brookdale Senior Living	272,600	[b]	3,306,638
Globus Medical, Cl. A	53,311	[a,b]	1,611,592
iRhythm Technologies	21,707		1,036,292
K2M Group Holdings	51,312	[b]	1,199,675
LifePoint Health	13,735	[b]	795,943
Nevro	22,945	[a,b]	1,977,400
NxStage Medical	83,223	[b]	2,330,244
Omnicell	31,988	[b]	1,640,984
Tivity Health	29,965	[a,b]	1,174,628
WellCare Health Plans	7,791	[b]	1,360,932
		23,659,047
Household & Personal Products - .8%
Avon Products	451,154	[b]	1,123,373
Inter Parfums	73,207	[a]	2,888,016
		4,011,389
Insurance - .3%
Safety Insurance Group	8,760		625,464
Selective Insurance Group	21,791		1,098,266
		1,723,730
Materials - 4.2%
Carpenter Technology	79,966		3,241,022
Commercial Metals	62,132	[a]	1,173,673
Ferroglobe	50,610		682,729
Hecla Mining	154,033		813,294
Louisiana-Pacific	61,642	[b]	1,570,638
Methanex	121,668		6,217,235
OMNOVA Solutions	202,089	[b]	1,758,174
Summit Materials, Cl. A	98,048	[a,b]	2,896,338
US Concrete	46,314	[a,b]	3,707,436
		22,060,539
Media - 3.2%
E.W. Scripps, Cl. A	91,311	[a,b]	1,632,641
Gray Television	69,489	[b]	993,693

57

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Media - 3.2% (continued)
IMAX	86,162	[a,b]	1,606,921
New York Times, Cl. A	95,335	[a]	1,777,998
Nexstar Media Group, Cl. A	70,988	[a]	4,273,478
Scholastic	22,561		889,580
Sinclair Broadcast Group, Cl. A	181,818	[a]	5,499,995
		16,674,306
Pharmaceuticals, Biotechnology & Life Sciences - 8.3%
Aerie Pharmaceuticals	30,798	[a,b]	1,766,265
Cambrex	62,660	[b]	3,264,586
Flexion Therapeutics	237,392	[a,b]	6,100,974
Foamix Pharmaceuticals	173,846	[a,b]	897,045
Galapagos, ADR	16,997	[b]	1,572,053
Halozyme Therapeutics	124,653	[a,b]	1,621,736
Ligand Pharmaceuticals	21,556	[a,b]	2,777,922
Natera	158,727	[b]	1,960,278
NeoGenomics	181,458	[a,b]	1,834,540
Otonomy	68,960	[b]	248,256
Radius Health	46,148	[a,b]	1,736,549
Retrophin	75,673	[a,b]	1,846,421
Revance Therapeutics	160,862	[a,b]	3,949,162
Sage Therapeutics	76,825	[a,b]	6,318,856
Supernus Pharmaceuticals	28,633	[b]	1,311,391
TherapeuticsMD	1,080,104	[b]	6,480,624
		43,686,658
Real Estate - 2.8%
Agree Realty	17,579	[c]	881,059
DuPont Fabros Technology	25,020	[c]	1,610,287
Education Realty Trust	5,319	[c]	205,526
LaSalle Hotel Properties	40,516	[a,c]	1,149,844
Monmouth Real Estate Investment	52,461	[c]	852,491
Outfront Media	31,188	[a,c]	686,136
Pebblebrook Hotel Trust	56,571	[a,c]	1,900,220
Physicians Realty Trust	71,827	[c]	1,345,320
QTS Realty Trust, Cl. A	21,691	[c]	1,175,218
STAG Industrial	48,469	[c]	1,356,647
STORE Capital	38,651	[c]	980,962
Tanger Factory Outlet Centers	42,432	[a,c]	992,909
Washington Prime Group	159,444	[a,c]	1,331,357
		14,467,976
Retailing - 3.6%
Carvana	55,203	[a]	985,374
Core-Mark Holding	24,841		672,197
Dick's Sporting Goods	11,470		302,349
Dillard's, Cl. A	37,046	[a]	2,252,397
Duluth Holdings, Cl. B	68,474	[a,b]	1,341,406
Guess?	92,561	[a]	1,442,100
Lithia Motors, Cl. A	39,579	[a]	4,274,532
Office Depot	549,101		2,355,643

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Retailing - 3.6% (continued)
Ollie's Bargain Outlet Holdings	41,670	[a,b]	1,743,890
Shutterfly	25,058	[b]	1,142,144
Urban Outfitters	60,215	[a,b]	1,230,795
Williams-Sonoma	21,516	[a]	989,736
		18,732,563
Semiconductors & Semiconductor Equipment - 4.2%
Ambarella	14,887	[a,b]	809,853
Brooks Automation	37,964		989,721
Cirrus Logic	15,404	[b]	893,124
First Solar	24,237	[b]	1,138,170
Impinj	58,827	[a,b]	2,249,545
Inphi	34,101	[a,b]	1,305,727
MaxLinear	60,795	[a,b]	1,313,172
Mellanox Technologies	26,239	[b]	1,231,921
Microsemi	56,976	[b]	2,870,451
Photronics	87,823	[b]	693,802
Power Integrations	52,042		3,791,260
Semtech	30,745	[b]	1,156,012
Teradyne	110,399		3,931,308
		22,374,066
Software & Services - 11.0%
2U	29,552	[a,b]	1,480,555
Acxiom	182,803	[b]	4,257,482
CACI International, Cl. A	17,291	[b]	2,244,372
CommVault Systems	72,764	[b]	4,442,242
CSG Systems International	29,203		1,130,448
DST Systems	29,854		1,532,406
Envestnet	24,290	[b]	1,079,691
HubSpot	59,637	[b]	4,374,374
LogMeIn	31,198		3,569,051
MicroStrategy, Cl. A	7,480	[b]	964,920
Mimecast	100,737	[b]	2,724,936
New Relic	82,110	[b]	3,933,069
NIC	38,020		621,627
Proofpoint	33,843	[a,b]	3,105,434
Shopify, Cl. A	34,734	[a,b]	3,852,695
Shutterstock	27,421	[a,b]	920,797
Silver Spring Networks	174,729	[b]	2,212,069
Square, Cl. A	132,425	[b]	3,457,617
Teradata	74,274	[b]	2,370,826
Twilio, Cl. A	118,286	[a,b]	3,463,414
Varonis Systems	76,911	[b]	2,984,147
Verint Systems	37,693	[b]	1,496,412
Zendesk	68,916	[a,b]	1,888,298
		58,106,882
Technology Hardware & Equipment - 7.9%
Airgain	68,897	[a]	756,489

58

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Technology Hardware & Equipment - 7.9% (continued)
Ciena	332,254	[a,b]	7,180,009
Cray	46,015	[b]	867,383
FARO Technologies	9,191	[a,b]	316,630
II-VI	8,683	[b]	311,286
Infinera	495,712	[a,b]	4,193,724
Lumentum Holdings	33,806	[a,b]	1,921,871
Methode Electronics	82,699		3,382,389
NETGEAR	54,423	[b]	2,612,304
NetScout Systems	41,925	[a,b]	1,373,044
Novanta	56,966	[b]	2,227,371
Plantronics	17,835		760,306
Sierra Wireless	151,217	[b]	3,349,457
Tech Data	13,114	[a,b]	1,446,343
Universal Display	8,458	[a]	1,075,012
VeriFone Systems	178,537	[b]	3,529,677
Viavi Solutions	635,229	[b]	6,377,699
		41,680,994
Transportation - 4.4%
Avis Budget Group	151,744	[a,b]	5,497,685
Covenant Transport Group, Cl. A	40,364	[b]	969,140
Hub Group, Cl. A	39,465	[b]	1,517,429
Knight Transportation	147,427	[a]	5,757,024
Marten Transport	106,388		1,824,554
Swift Transportation	81,284	[a,b]	2,280,016
Werner Enterprises	166,291		5,504,232
		23,350,080
Utilities - 2.0%
American States Water	17,992	[a]	887,006
Calpine	34,953	[b]	513,809
Chesapeake Utilities	18,356		1,458,384
Dynegy	229,117	[b]	2,158,282
Hawaiian Electric Industries	39,345	[a]	1,314,910
Portland General Electric	25,330		1,203,428
Vectren	19,420		1,274,146
WGL Holdings	22,245		1,874,364
		10,684,329
Total Common Stocks (cost $432,205,426)		515,933,092

Other Investment - 2.1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $11,224,713)	11,224,713	[d]	11,224,713

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 11.6%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $61,260,053)	61,260,053	[d]	61,260,053
Total Investments (cost $504,690,192)	111.6%	588,417,858
Liabilities, Less Cash and Receivables	(11.6%)	(61,074,121)
Net Assets	100.0%	527,343,737

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

aSecurity, or portion thereof, on loan. At August 31, 2017, the value of the fund’s securities on loan was $116,705,981 and the value of the collateral held by the fund was $119,277,917, consisting of cash collateral of $61,260,053 and U.S. Government & Agency securities valued at $58,017,864.

bNon-income producing security.

cInvestment in real estate investment trust.

dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Money Market Investments	13.7
Banks	11.8
Software & Services	11.0
Pharmaceuticals, Biotechnology & Life Sciences	8.3
Technology Hardware & Equipment	7.9
Capital Goods	7.2
Diversified Financials	5.0
Health Care Equipment & Services	4.5
Transportation	4.4
Semiconductors & Semiconductor Equipment	4.2
Materials	4.2
Consumer Services	4.0
Energy	3.8
Retailing	3.6
Media	3.2
Real Estate	2.8
Consumer Durables & Apparel	2.2
Food, Beverage & Tobacco	2.1
Utilities	2.0
Commercial & Professional Services	1.7
Food & Staples Retailing	1.4
Automobiles & Components	.8
Household & Personal Products	.8
Exchange-Traded Funds	.7
Insurance	.3
111.6

† Based on net assets.

See notes to financial statements.

59

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Focused Equity Opportunities Fund
Description	Shares	Value ($)
Common Stocks - 99.4%
Capital Goods - 9.5%
3M	59,041	12,063,257
Deere & Co.	96,013	11,130,787
Honeywell International	87,632	12,116,877
Illinois Tool Works	81,429	11,197,302
		46,508,223
Consumer Services - 2.8%
Yum! Brands	181,400	13,935,148
Diversified Financials - 10.2%
Ally Financial	781,870	17,670,262
Charles Schwab	413,690	16,506,231
Invesco	481,210	15,774,064
		49,950,557
Energy - 6.6%
Andeavor	121,740	12,192,261
Superior Energy Services	858,890	[a] 7,077,254
Valero Energy	194,690	13,258,389
		32,527,904
Food & Staples Retailing - 2.8%
Costco Wholesale	85,912	13,465,847
Food, Beverage & Tobacco - 6.2%
Constellation Brands, Cl. A	75,532	15,113,953
Philip Morris International	131,943	15,428,095
		30,542,048
Health Care Equipment & Services - 8.2%
Abbott Laboratories	430,130	21,910,822
UnitedHealth Group	92,279	18,354,293
		40,265,115
Insurance - 3.4%
Hartford Financial Services Group	305,540	16,520,548
Materials - 2.9%
Dow Chemical	213,270	14,214,445
Media - 6.8%
Comcast, Cl. A	528,170	21,448,984
Twenty-First Century Fox, Cl. A	436,100	12,031,999
		33,480,983
Pharmaceuticals, Biotechnology & Life Sciences - 6.8%
Agilent Technologies	243,880	15,783,913
Allergan	76,187	17,483,393
		33,267,306
Retailing - 3.2%
Amazon.com	15,962	[a] 15,652,337
Semiconductors & Semiconductor Equipment - 9.5%
Broadcom	83,788	21,120,441
NVIDIA	151,375	25,648,980
		46,769,421

BNY Mellon Focused Equity Opportunities Fund (continued)
Description	Shares	Value ($)
Common Stocks - 99.4% (continued)
Software & Services - 20.5%
Adobe Systems	135,470	[a] 21,019,525
Alphabet, Cl. A	25,770	[a] 24,616,535
Electronic Arts	198,462	[a] 24,113,133
Microsoft	176,700	13,211,859
Visa, Cl. A	170,950	[b] 17,696,744
		100,657,796
Total Common Stocks (cost $367,587,071)		487,757,678

Other Investment - .3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,622,984)	1,622,984	[c] 1,622,984
Total Investments (cost $369,210,055)	99.7%	489,380,662
Cash and Receivables (Net)	.3%	1,605,707
Net Assets	100.0%	490,986,369

aNon-income producing security.

bSecurity, or portion thereof, on loan. At August 31, 2017, the value of the fund’s securities on loan was $17,481,836 and the value of the collateral held by the fund was $17,867,984, consisting of U.S. Government & Agency securities.

cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	20.5
Diversified Financials	10.2
Semiconductors & Semiconductor Equipment	9.5
Capital Goods	9.5
Health Care Equipment & Services	8.2
Media	6.8
Pharmaceuticals, Biotechnology & Life Sciences	6.8
Energy	6.6
Food, Beverage & Tobacco	6.2
Insurance	3.4
Retailing	3.2
Materials	2.9
Consumer Services	2.8
Food & Staples Retailing	2.8
Money Market Investment	.3
99.7

† Based on net assets.

See notes to financial statements.

60

BNY Mellon Small/Mid Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 97.9%
Automobiles & Components - .4%
Visteon	11,445	[a]	1,321,211
Banks - 7.3%
Banner	39,337		2,168,255
Columbia Banking System	14,539		540,415
Cullen/Frost Bankers	31,355		2,640,091
First Interstate BancSystem, Cl. A	34,810		1,225,312
First Republic Bank	35,095		3,405,970
Great Western Bancorp	62,396		2,241,264
Huntington Bancshares	101,906		1,282,997
KeyCorp	177,894		3,061,556
National Bank Holdings, Cl. A	24,474		787,573
SVB Financial Group	19,846	[a]	3,360,722
TriState Capital Holdings	13,679	[a]	285,891
Webster Financial	70,521		3,291,920
		24,291,966
Capital Goods - 5.4%
AGCO	23,699		1,622,197
Allegion	6,548		515,393
AMETEK	10,012		633,259
Beacon Roofing Supply	19,437	[a]	915,483
BWX Technologies	10,323		564,875
Curtiss-Wright	4,720		456,990
Graco	4,211		486,413
Granite Construction	10,490		579,363
Hubbell	11,719		1,321,786
Mercury Systems	25,632	[a]	1,236,744
Proto Labs	8,408	[a,b]	603,694
Quanta Services	16,182	[a]	581,419
Roper Technologies	2,234		515,294
Snap-on	15,900		2,346,363
Sun Hydraulics	20,546		984,359
Universal Forest Products	7,532		656,866
Valmont Industries	17,086		2,452,695
Watsco	3,163		466,100
Woodward	6,131		430,457
Xylem	9,488		588,920
		17,958,670
Commercial & Professional Services - 2.7%
Aqua Metals	24,383	[a,b]	180,678
Clean Harbors	51,507	[a]	2,786,014
Copart	13,117	[a]	428,795
Deluxe	19,130		1,326,665
Korn/Ferry International	47,678		1,588,631
Nielsen Holdings	32,168		1,249,727
WageWorks	9,546	[a]	562,737
Waste Connections	11,358		757,465
		8,880,712

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Consumer Durables & Apparel - 1.6%
G-III Apparel Group	129,723	[a]	3,567,382
Lululemon Athletica	7,913	[a]	455,393
Newell Brands	15,716		758,768
PVH	4,189		527,353
		5,308,896
Consumer Services - 5.2%
Bright Horizons Family Solutions	3,880	[a]	310,128
Buffalo Wild Wings	4,502	[a]	462,580
Cheesecake Factory	61,317		2,540,363
Grand Canyon Education	39,133	[a]	3,210,863
Penn National Gaming	90,427	[a]	2,006,575
Planet Fitness, Cl. A	159,545		4,047,657
Service Corporation International	103,740		3,666,172
Texas Roadhouse	8,382		397,726
Wynn Resorts	3,318	[b]	461,169
		17,103,233
Diversified Financials - 5.6%
CBOE Holdings	5,304		535,121
E*TRADE Financial	133,658	[a]	5,481,315
Eaton Vance	33,209		1,580,084
FNFV Group	53,301	[a]	898,122
Green Dot, Cl. A	20,100	[a]	968,418
Invesco	11,287		369,988
Leucadia National	117,050		2,771,744
Raymond James Financial	22,703		1,778,099
SLM	367,462	[a]	3,737,089
WisdomTree Investments	50,833	[b]	466,139
		18,586,119
Energy - 3.1%
Arch Coal, Cl. A	21,610	[b]	1,725,991
Diamondback Energy	5,250	[a,b]	476,647
Dril-Quip	53,088	[a,b]	1,993,454
Laredo Petroleum	44,544	[a]	553,236
Oasis Petroleum	78,355	[a]	571,991
PDC Energy	27,409	[a]	1,077,996
RPC	106,253	[b]	2,062,371
RSP Permian	54,351	[a]	1,705,534
		10,167,220
Exchange-Traded Funds - .7%
iShares Russell 2000 Growth ETF	5,304	[b]	901,468
iShares Russell 2000 Value ETF	12,819	[b]	1,489,311
		2,390,779
Food & Staples Retailing - 2.3%
Casey's General Stores	29,226	[b]	3,081,005
Performance Food Group	21,698	[a]	603,204
Sprouts Farmers Market	12,393	[a]	247,116
United Natural Foods	68,755	[a]	2,389,236

61

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Food & Staples Retailing - 2.3% (continued)
US Foods Holding	49,539	[a]	1,359,846
		7,680,407
Food, Beverage & Tobacco - 1.7%
Boston Beer, Cl. A	16,205	[a,b]	2,414,545
Calavo Growers	16,829	[b]	1,130,067
Freshpet	56,007	[a,b]	887,711
Molson Coors Brewing, Cl. B	6,805		610,749
Snyder's-Lance	10,001		355,235
TreeHouse Foods	3,922	[a,b]	262,735
		5,661,042
Health Care Equipment & Services - 5.7%
ABIOMED	2,825	[a]	426,010
Align Technology	10,413	[a]	1,840,394
Amedisys	42,765	[a]	2,234,044
athenahealth	2,719	[a]	383,189
Boston Scientific	28,420	[a]	782,971
Brookdale Senior Living	195,201	[a]	2,367,788
Centene	3,705	[a]	329,189
Dentsply Sirona	5,388		304,799
DexCom	9,364	[a,b]	698,648
Globus Medical, Cl. A	49,518	[a,b]	1,496,929
iRhythm Technologies	7,908		377,528
K2M Group Holdings	18,694	[a]	437,066
Laboratory Corporation of America Holdings	5,481	[a]	859,804
Nevro	8,359	[a,b]	720,379
NxStage Medical	30,320	[a]	848,960
Omnicell	39,181	[a]	2,009,985
Premier, Cl. A	64,926	[a]	2,175,021
WellCare Health Plans	2,838	[a]	495,742
		18,788,446
Household & Personal Products - .5%
Avon Products	215,180	[a]	535,798
Inter Parfums	26,670	[b]	1,052,131
		1,587,929
Insurance - 1.1%
MGIC Investment	309,731	[a]	3,546,420
Materials - 4.0%
Carpenter Technology	18,305		741,902
Compass Minerals International	33,699	[b]	2,251,093
Eagle Materials	8,857		861,343
Ferroglobe	18,451		248,904
Methanex	68,415		3,496,006
Packaging Corporation of America	26,740		3,005,843
Summit Materials, Cl. A	35,720	[a,b]	1,055,169
US Concrete	13,961	[a,b]	1,117,578

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Materials - 4.0% (continued)
Vulcan Materials	4,140		502,016
		13,279,854
Media - 2.2%
IMAX	31,390	[a,b]	585,423
Liberty Media, Cl. C	8,515	[a,b]	334,639
Nexstar Media Group, Cl. A	54,856	[b]	3,302,331
Sinclair Broadcast Group, Cl. A	104,200		3,152,050
		7,374,443
Pharmaceuticals, Biotechnology & Life Sciences - 7.3%
Aerie Pharmaceuticals	11,220	[a]	643,467
Agilent Technologies	7,161		463,460
Alkermes	12,500	[a]	634,750
BioMarin Pharmaceutical	5,273	[a]	475,572
Cambrex	54,751	[a]	2,852,527
Flexion Therapeutics	38,977	[a,b]	1,001,709
Foamix Pharmaceuticals	63,335	[a,b]	326,809
Galapagos, ADR	6,192	[a]	572,698
Halozyme Therapeutics	45,413	[a,b]	590,823
Jazz Pharmaceuticals	21,038	[a]	3,142,236
Ligand Pharmaceuticals	7,853	[a,b]	1,012,016
Natera	57,827	[a]	714,163
NeoGenomics	66,108	[a]	668,352
Neurocrine Biosciences	13,619	[a]	770,835
Otonomy	25,123	[a]	90,443
Radius Health	16,812	[a,b]	632,636
Retrophin	27,569	[a]	672,684
Sage Therapeutics	51,630	[a,b]	4,246,567
TESARO	2,825	[a,b]	364,820
TherapeuticsMD	703,687	[a]	4,222,122
		24,098,689
Real Estate - 4.6%
DuPont Fabros Technology	9,115	[c]	586,641
Empire State Realty Trust, Cl. A	125,305	[c]	2,549,957
Equinix	1,199	[c]	561,624
Healthcare Trust of America, Cl. A	83,122	[c]	2,582,601
Jones Lang LaSalle	19,700		2,401,627
Monmouth Real Estate Investment	19,112	[c]	310,570
Pebblebrook Hotel Trust	85,620	[b,c]	2,875,976
Physicians Realty Trust	26,168	[c]	490,127
STORE Capital	110,184	[c]	2,796,470
		15,155,593
Retailing - 3.9%
Carvana	20,111	[b]	358,981
Core-Mark Holding	9,050		244,893
Dick's Sporting Goods	56,961	[b]	1,501,492
Dollar Tree	11,611	[a]	924,700
Duluth Holdings, Cl. B	24,971	[a,b]	489,182
Expedia	3,349		496,858

62

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Retailing - 3.9% (continued)
Lithia Motors, Cl. A	27,291	[b]	2,947,428
LKQ	13,237	[a]	458,662
Office Depot	233,980		1,003,774
Ollie's Bargain Outlet Holdings	15,181	[a,b]	635,325
Ross Stores	8,715		509,392
Ulta Beauty	2,514	[a]	555,619
Williams-Sonoma	58,049	[b]	2,670,254
		12,796,560
Semiconductors & Semiconductor Equipment - 3.4%
Impinj	21,432	[a,b]	819,560
Inphi	12,424	[a,b]	475,715
Marvell Technology Group	41,696		746,775
Maxim Integrated Products	18,897		881,734
MaxLinear	22,148	[a,b]	478,397
Mellanox Technologies	16,444	[a]	772,046
Microsemi	23,677	[a]	1,192,847
NVIDIA	1,466		248,399
Power Integrations	18,960		1,381,236
Semtech	11,201	[a]	421,158
Skyworks Solutions	7,405		780,191
Teradyne	73,486		2,616,836
United Microelectronics, ADR	247,638	[b]	619,095
		11,433,989
Software & Services - 15.2%
2U	10,766	[a,b]	539,377
Acxiom	157,351	[a]	3,664,705
Akamai Technologies	39,483	[a]	1,861,624
Amdocs	39,866		2,582,918
Booz Allen Hamilton Holdings	14,645		499,541
Broadridge Financial Solutions	15,748		1,230,391
CACI International, Cl. A	6,299	[a]	817,610
Cognizant Technology Solutions, Cl. A	7,263		514,002
CommVault Systems	21,423	[a]	1,307,874
CoreLogic	71,642	[a]	3,365,025
CoStar Group	1,910	[a]	547,444
Envestnet	14,968	[a]	665,328
Fidelity National Information Services	10,381		964,602
First Data, Cl. A	156,930	[a]	2,889,081
HubSpot	36,746	[a,b]	2,695,319
Intuit	2,918		412,751
Jack Henry & Associates	19,538	[b]	2,013,782
KeyW Holding	48,202	[a,b]	344,644
LogMeIn	11,370		1,300,728
Mimecast	36,700	[a]	992,735
New Relic	44,146	[a]	2,114,593
Nuance Communications	91,669	[a]	1,473,121
Paychex	4,629		263,992
Proofpoint	18,380	[a,b]	1,686,549

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Software & Services - 15.2% (continued)
ServiceNow	8,724	[a]	1,013,642
Shopify, Cl. A	21,600	[a]	2,395,872
Splunk	8,195	[a]	549,803
Square, Cl. A	127,234	[a]	3,322,080
SS&C Technologies Holdings	16,849		652,225
Teradata	119,079	[a,b]	3,801,002
Twilio, Cl. A	71,527	[a,b]	2,094,311
Varonis Systems	28,020	[a]	1,087,176
Zendesk	25,125	[a,b]	688,425
		50,352,272
Technology Hardware & Equipment - 7.7%
Airgain	25,100	[b]	275,598
Amphenol, Cl. A	10,923		884,108
Ciena	169,565	[a,b]	3,664,300
Dolby Laboratories, Cl. A	40,772		2,057,355
FLIR Systems	8,480		322,240
Infinera	148,068	[a,b]	1,252,655
Lumentum Holdings	22,220	[a,b]	1,263,207
Methode Electronics	45,839		1,874,815
NETGEAR	13,218	[a]	634,464
Novanta	20,754	[a]	811,481
Trimble	12,149	[a]	469,923
Universal Display	5,055	[b]	642,490
VeriFone Systems	112,254	[a,b]	2,219,262
Viavi Solutions	411,899	[a]	4,135,466
Xerox	111,918		3,611,594
Zebra Technologies, Cl. A	12,024	[a]	1,239,554
		25,358,512
Transportation - 5.9%
Avis Budget Group	107,638	[a]	3,899,725
Hub Group, Cl. A	51,649	[a]	1,985,904
J.B. Hunt Transport Services	21,290		2,105,368
Kirby	24,244	[a,b]	1,517,674
Knight Transportation	114,931	[b]	4,488,056
Marten Transport	19,164		328,663
Ryder System	35,553		2,758,913
Werner Enterprises	70,777		2,342,719
		19,427,022
Utilities - .4%
Calpine	43,948	[a]	646,036
Dynegy	79,093	[a]	745,056
		1,391,092
Total Common Stocks (cost $269,457,527)		323,941,076

63

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares	Value ($)
Other Investment - 2.1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $6,871,312)	6,871,312	[d] 6,871,312

Investment of Cash Collateral for Securities Loaned - 7.9%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $26,312,751)	26,312,751	[d] 26,312,751
Total Investments (cost $302,641,590)	107.9%	357,125,139
Liabilities, Less Cash and Receivables	(7.9%)	(26,294,087)
Net Assets	100.0%	330,831,052

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

aNon-income producing security.

bSecurity, or portion thereof, on loan. At August 31, 2017, the value of the fund’s securities on loan was $58,197,127 and the value of the collateral held by the fund was $59,605,101, consisting of cash collateral of $26,312,751 and U.S. Government & Agency securities valued at $33,292,350.

cInvestment in real estate investment trust.

dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	15.2
Money Market Investments	10.0
Technology Hardware & Equipment	7.7
Banks	7.3
Pharmaceuticals, Biotechnology & Life Sciences	7.3
Transportation	5.9
Health Care Equipment & Services	5.7
Diversified Financials	5.6
Capital Goods	5.4
Consumer Services	5.2
Real Estate	4.6
Materials	4.0
Retailing	3.9
Semiconductors & Semiconductor Equipment	3.4
Energy	3.1
Commercial & Professional Services	2.7
Food & Staples Retailing	2.3
Media	2.2
Food, Beverage & Tobacco	1.7
Consumer Durables & Apparel	1.6
Insurance	1.1
Exchange-Traded Funds	.7
Household & Personal Products	.5
Utilities	.4
Automobiles & Components	.4
107.9

† Based on net assets.

See notes to financial statements.

64

BNY Mellon International Fund
Description	Shares	Value ($)
Common Stocks - 98.1%
Australia - 5.1%
Australia & New Zealand Banking Group	465,796	10,943,612
BHP Billiton	420,626	9,151,603
Macquarie Group	247,444	17,173,530
Woodside Petroleum	376,742	8,675,535
Woolworths	470,117	9,726,906
		55,671,186
Belgium - .7%
bpost	267,343	7,466,805
Brazil - 1.2%
Aperam	242,047	12,790,886
Denmark - 1.3%
Chr. Hansen Holding	160,936	13,851,573
Finland - .7%
UPM-Kymmene	296,033	7,707,105
France - 10.6%
Arkema	98,628	10,732,100
Atos	76,816	11,866,795
BNP Paribas	305,356	23,258,945
Carrefour	144,935	2,924,280
Cie de Saint-Gobain	141,196	7,749,502
Cie Generale des Etablissements Michelin	72,013	9,825,237
Orange	1,143,800	19,455,308
Renault	123,572	10,947,275
Thales	44,816	4,965,697
Vinci	159,679	14,716,334
		116,441,473
Germany - 7.8%
Allianz	95,100	20,349,742
Continental	36,097	8,144,614
Deutsche Post	130,194	5,401,435
E.ON	1,199,148	13,560,215
Evonik Industries	276,528	8,969,586
Fresenius & Co.	231,647	19,607,921
Infineon Technologies	385,939	8,902,908
		84,936,421
Hong Kong - 3.0%
AIA Group	2,643,400	20,299,569
Sun Hung Kai Properties	725,000	12,106,093
		32,405,662
Italy - 6.5%
Enel	2,295,634	13,893,271
Fiat Chrysler Automobiles	702,219	[a] 10,604,082
Leonardo	846,125	14,337,678
Moncler	364,278	10,365,305
Prysmian	182,150	5,735,039
Telecom Italia	17,169,279	[a] 16,470,084
		71,405,459

BNY Mellon International Fund (continued)
Description	Shares	Value ($)
Common Stocks - 98.1% (continued)
Japan - 23.2%
Aisin Seiki	231,600	11,676,889
Alps Electric	468,200	12,904,905
Astellas Pharma	872,600	10,989,730
Chubu Electric Power	599,300	7,848,707
Daiwa Securities Group	947,000	5,194,994
Hitachi	3,150,000	21,732,624
ITOCHU	468,400	7,666,947
Japan Airlines	250,500	8,617,964
JTEKT	309,800	4,158,212
Kandenko	434,000	4,662,854
KDDI	470,900	12,724,231
MINEBEA MITSUMI	398,600	6,574,648
Mitsubishi Electric	749,300	11,120,620
Nintendo	47,700	16,033,852
Panasonic	328,300	4,387,488
Park24	147,700	3,556,221
Seven & i Holdings	359,000	14,272,327
Shionogi & Co.	152,000	8,023,708
Showa Shell Sekiyu	1,168,300	12,833,321
Sony	513,100	20,297,437
Sumitomo Mitsui Financial Group	592,300	22,069,253
Suzuki Motor	325,800	16,413,827
Zeon Corp	808,000	10,213,621
		253,974,380
Macau - .9%
Sands China	2,145,600	9,615,295
Netherlands - 5.2%
ABN AMRO Group	748,484	[b] 21,004,511
Heineken	156,020	16,380,298
NN Group	495,229	19,665,410
		57,050,219
Norway - .8%
Telenor	452,762	9,170,719
Portugal - 1.3%
Galp Energia	864,629	14,325,965
Singapore - .6%
Ascendas Real Estate Investment Trust	3,545,400	6,964,014
Spain - 3.5%
ACS Actividades de Construccion y Servicios	325,876	12,326,911
Banco Santander	3,924,625	25,542,479
		37,869,390
Sweden - .5%
Volvo, Cl. B	303,529	5,193,607
Switzerland - 9.0%
ABB	384,745	8,914,559
Adecco Group	171,216	12,416,851
Julius Baer Group	294,340	[a] 16,470,157
Lonza Group	55,351	[a] 14,028,099

65

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Fund (continued)
Description	Shares	Value ($)
Common Stocks - 98.1% (continued)
Switzerland - 9.0% (continued)
Novartis	280,243	23,635,692
Roche Holding	92,572	23,594,901
		99,060,259
United Kingdom - 15.1%
Anglo American	417,551	7,566,511
Diageo	670,909	22,475,222
Ferguson	109,774	6,530,628
Imperial Brands	397,020	16,419,337
Prudential	738,141	17,340,067
Royal Dutch Shell, Cl. B	444,060	12,410,471
Shire	260,221	12,954,557
Smiths Group	265,950	5,316,947
SSE	529,190	9,748,151
Standard Chartered	1,744,118	[a] 17,352,724
Unilever	344,966	20,169,725
WPP	934,879	17,157,015
		165,441,355
United States - 1.1%
iShares MSCI EAFE ETF	185,122	12,384,662
Total Common Stocks (cost $967,528,744)		1,073,726,435

Other Investment - .8%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $8,972,288)	8,972,288	[c] 8,972,288
Total Investments (cost $976,501,032)	98.9%	1,082,698,723
Cash and Receivables (Net)	1.1%	11,890,431
Net Assets	100.0%	1,094,589,154

ETF—Exchange-Traded Fund

aNon-income producing security.

bSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, these securities were valued at $21,004,511 or 1.92% of net assets.

cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financials	21.6
Industrials	14.4
Consumer Discretionary	11.8
Health Care	10.3
Consumer Staples	9.4
Materials	7.4
Information Technology	6.5
Telecommunications	5.3
Energy	4.4
Utilities	4.1
Real Estate	1.8
Exchange-Traded Funds	1.1
Money Market Investment	.8
98.9

† Based on net assets.

See notes to financial statements.

66

BNY Mellon Emerging Markets Fund
Description	Shares	Value ($)
Common Stocks - 93.5%
Brazil - 4.2%
Ambev, ADR	488,143	3,055,775
Cia de Saneamento Basico do Estado de Sao Paulo	411,400	4,201,760
Kroton Educacional	1,342,500	7,663,874
Localiza Rent a Car	296,220	5,603,793
MRV Engenharia e Participacoes	761,200	3,262,096
Qualicorp	417,600	4,623,270
Tim Participacoes	2,747,000	9,843,595
		38,254,163
Canada - .3%
Gran Tierra Energy	1,265,015	[a,b] 2,567,980
China - 30.4%
Alibaba Group Holding, ADR	292,850	[b] 50,294,059
Anhui Conch Cement, Cl. H	2,295,000	8,569,083
ANTA Sports Products	574,000	2,259,038
Beijing Capital International Airport, Cl. H	3,952,000	6,393,773
China Construction Bank, Cl. H	29,246,939	25,656,181
China Lodging Group, ADR	109,270	[b] 12,403,238
China Shenhua Energy, Cl. H	2,255,000	5,820,271
Guangzhou Automobile Group, Cl. H	2,238,000	4,433,818
JD.com, ADR	275,465	[b] 11,544,738
Jiangsu Expressway, Cl. H	2,490,000	3,824,052
PICC Property & Casualty, Cl. H	7,856,000	14,815,274
Ping An Insurance Group Company of China, Cl. H	2,429,500	19,311,105
Shanghai Pharmaceuticals Holding, Cl. H	4,242,000	10,447,121
Sunny Optical Technology Group	549,000	7,966,890
TAL Education Group, ADR	300,468	9,143,241
Tencent Holdings	1,647,900	70,021,676
Weibo, ADR	87,961	[b] 8,892,857
ZTE, Cl. H	3,115,800	[b] 8,541,558
		280,337,973
Colombia - .3%
Bancolombia, ADR	58,803	2,670,244
Hong Kong - 3.9%
China Everbright International	7,849,000	10,377,160
China Mobile	936,500	9,929,769
ENN Energy Holdings	618,000	4,005,133
Galaxy Entertainment Group	1,041,000	6,546,095
Haier Electronics Group	1,950,000	[b] 5,215,148
		36,073,305
Hungary - 2.0%
MOL Hungarian Oil & Gas	73,540	6,821,984
Richter Gedeon	447,210	11,637,151
		18,459,135
India - 5.7%
Bharat Electronics	1,547,861	4,475,188
Engineers India	1,619,052	3,923,148

BNY Mellon Emerging Markets Fund (continued)
Description	Shares	Value ($)
Common Stocks - 93.5% (continued)
India - 5.7% (continued)
ICICI Bank	301,241	1,409,614
Indiabulls Housing Finance	337,630	6,394,008
IRB Infrastructure Developers	795,759	2,668,508
ITC	1,471,784	6,492,775
Jubilant Life Sciences	262,842	2,900,567
Maruti Suzuki India	65,675	7,789,354
Power Finance	3,341,983	6,358,300
Reliance Industries	163,590	4,067,172
UPL	464,295	6,003,207
		52,481,841
Indonesia - 2.6%
Bank Negara Indonesia	17,306,900	9,543,470
Bank Rakyat Indonesia	2,006,500	2,278,851
Telekomunikasi Indonesia	34,770,900	12,246,615
		24,068,936
Malaysia - .4%
AirAsia	5,212,100	4,063,330
Mexico - 2.2%
Arca Continental	1,052,358	7,679,946
Grupo Aeroportuario del Centro Norte	1,274,400	7,709,446
Wal-Mart de Mexico	2,075,700	5,050,153
		20,439,545
Panama - .6%
Copa Holdings, Cl. A	40,962	5,082,155
Peru - 1.0%
Credicorp	46,687	9,469,991
Philippines - .1%
Puregold Price Club	1,112,300	1,044,945
Poland - 1.4%
Alior Bank	215,117	[b] 3,979,625
KGHM Polska Miedz	131,444	4,651,307
Powszechny Zaklad Ubezpieczen	312,303	4,248,442
		12,879,374
Russia - 3.7%
LUKOIL, ADR	308,349	15,500,704
Sberbank of Russia, ADR	1,374,099	18,646,523
		34,147,227
South Africa - 3.2%
Barloworld	400,449	3,959,146
Clicks Group	759,390	8,689,653
Exxaro Resources	747,363	7,506,150
Shoprite Holdings	379,708	6,581,701
Telkom	648,649	3,129,866
		29,866,516
South Korea - 15.8%
BGF Retail	18,012	1,455,205
Coway	34,231	3,002,379
Hana Financial Group	134,550	5,844,244
Hankook Tire	74,926	3,918,938

67

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Emerging Markets Fund (continued)
Description	Shares	Value ($)
Common Stocks - 93.5% (continued)
South Korea - 15.8% (continued)
Hugel	18,265	[b] 9,453,233
Hyundai Mobis	16,539	3,460,691
KB Financial Group	79,239	3,893,737
Korea Electric Power	283,327	10,834,718
Korea Investment Holdings	97,613	5,674,539
KT	55,886	1,548,943
KT, ADR	30,572	504,132
LG Chem	31,616	10,612,536
POSCO	41,546	12,612,377
Samsung Card	195,796	6,435,864
Samsung Electronics	18,251	37,687,504
Samsung SDI	46,412	8,133,432
SK Hynix	188,530	11,599,905
SK Innovation	52,448	8,776,730
		145,449,107
Taiwan - 8.5%
Accton Technology	1,522,000	3,998,739
Airtac International Group	650,839	9,087,286
Catcher Technology	820,000	10,477,807
Chailease Holding	1,592,000	4,352,321
Fubon Financial Holding	4,161,000	6,706,958
Hon Hai Precision Industry	3,531,000	13,841,316
Largan Precision	14,000	2,713,087
Merry Electronics	678,000	5,379,864
Taiwan Semiconductor Manufacturing	3,079,000	22,165,146
		78,722,524
Thailand - .6%
Thai Beverage	2,856,000	1,960,396
Thanachart Capital	2,452,300	3,453,182
		5,413,578
Turkey - 2.1%
Tupras Turkiye Petrol Rafinerileri	122,209	4,156,100
Turk Telekomunikasyon	1,897,852	[b] 3,948,689
Turkiye Garanti Bankasi	3,487,045	10,862,973
		18,967,762
United Arab Emirates - 1.4%
Abu Dhabi Commercial Bank	3,877,351	7,735,745
Emaar Properties	2,254,425	5,234,974
		12,970,719
United States - 3.1%
iShares MSCI Emerging Markets ETF	645,647	28,944,355
Total Common Stocks (cost $612,090,295)		862,374,705

BNY Mellon Emerging Markets Fund (continued)
Description	Shares	Value ($)
Preferred Stocks - 5.3%
Brazil - 5.3%
Cia Energetica de Minas Gerais	2,858,000	7,608,380
Cia Paranaense de Energia, Cl. B	409,800	3,741,491
Itausa - Investimentos Itau	2,591,100	8,395,959
Petroleo Brasileiro	3,011,500	[b] 13,058,747
Suzano Papel e Celulose, Cl. A	992,900	5,519,879
Vale	970,260	10,812,689
Total Preferred Stocks (cost $41,904,280)		49,137,145

Other Investment - .6%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $5,959,053)	5,959,053	[c] 5,959,053

Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $425,984)	425,984	[c] 425,984
Total Investments (cost $660,379,612)	99.5%	917,896,887
Cash and Receivables (Net)	.5%	4,846,767
Net Assets	100.0%	922,743,654

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

aSecurity, or portion thereof, on loan. At August 31, 2017, the value of the fund’s securities on loan was $384,332 and the value of the collateral held by the fund was $425,984.

bNon-income producing security.

cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	22.9
Financials	20.4
Consumer Discretionary	14.2
Energy	7.4
Industrials	7.3
Materials	6.4
Consumer Staples	4.5
Telecommunication Services	4.5
Health Care	4.2
Utilities	3.3
Exchange-Traded Funds	3.1
Money Market Investments	.7
Real Estate	.6
99.5

† Based on net assets.

See notes to financial statements.

68

BNY Mellon International Appreciation Fund
Description	Shares	Value ($)
Common Stocks - 98.7%
Automobiles & Components - 4.3%
Bridgestone, ADR	14,448	309,476
Daimler	6,357	463,362
Denso, ADR	16,138	393,122
Ferrari	2,939	336,486
Fiat Chrysler Automobiles	10,295	155,763
Honda Motor, ADR	8,948	251,439
Nissan Motor, ADR	8,962	179,150
Sumitomo Electric Industries, ADR	13,020	201,940
Toyota Motor, ADR	7,048	796,283
Volkswagen, ADR	7,750	239,785
		3,326,806
Banks - 13.1%
Australia & New Zealand Banking Group, ADR	22,898	536,958
Banco Bilbao Vizcaya Argentaria, ADR	52,559	464,622
Banco Santander, ADR	106,669	694,415
Barclays, ADR	26,340	259,976
BNP Paribas, ADR	14,661	559,390
Commerzbank, ADR	20,092	[a] 248,739
Commonwealth Bank of Australia, ADR	3,423	[b] 617,378
Credit Agricole, ADR	35,091	308,450
Danske Bank, ADR	22,808	443,844
Erste Group Bank, ADR	12,733	270,576
Hachijuni Bank, ADR	2,799	170,739
Hang Seng Bank, ADR	12,669	291,373
HSBC Holdings, ADR	21,528	1,041,955
ING Groep, ADR	30,369	539,961
Intesa Sanpaolo, ADR	16,734	342,210
Lloyds Banking Group, ADR	90,723	301,200
Mitsubishi UFJ Financial Group, ADR	70,092	426,159
Mizuho Financial Group, ADR	63,000	214,830
National Australia Bank, ADR	43,206	520,848
Nordea Bank, ADR	9,100	122,987
Shinsei Bank, ADR	35,546	114,103
Societe Generale, ADR	28,045	315,506
Sumitomo Mitsui Financial Group, ADR	35,296	264,014
Sumitomo Mitsui Trust Holdings, ADR	44,240	154,840
United Overseas Bank, ADR	8,700	308,415
Westpac Banking, ADR	22,315	556,090
		10,089,578
Capital Goods - 10.3%
ABB, ADR	21,572	500,039
Airbus, ADR	22,772	479,806
Asahi Glass, ADR	24,076	187,071
Atlas Copco, Cl. A, ADR	8,647	340,173
Atlas Copco, Cl. B, ADR	5,620	199,201
BAE Systems, ADR	7,289	232,884
CK Hutchison Holdings, ADR	14,471	187,689
FANUC, ADR	16,000	311,200

BNY Mellon International Appreciation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 98.7% (continued)
Capital Goods - 10.3% (continued)
ITOCHU, ADR	5,705	186,439
Kajima, ADR	3,417	320,583
Kawasaki Heavy Industries, ADR	11,754	145,985
Keppel, ADR	13,187	121,848
Komatsu, ADR	9,788	264,765
Kubota, ADR	3,271	284,642
Marubeni, ADR	1,423	92,552
Metso, ADR	30,248	246,521
Mitsubishi Electric, ADR	9,575	284,856
Mitsubishi, ADR	5,957	276,000
Mitsui & Co., ADR	811	243,462
Nidec, ADR	11,562	328,939
NSK, ADR	7,210	171,814
Rolls-Royce Holdings, ADR	18,030	212,213
Sandvik, ADR	23,276	385,451
Schneider Electric, ADR	2,150	34,615
Siemens, ADR	11,472	752,334
SKF, ADR	10,990	219,690
Sumitomo, ADR	17,536	249,537
Teijin, ADR	8,848	179,436
TOTO, ADR	5,445	207,046
Volvo AB, Cl. B, ADR	19,952	339,783
		7,986,574
Commercial & Professional Services - 2.5%
Dai Nippon Printing, ADR	22,828	270,968
Experian, ADR	13,373	268,797
RELX, ADR	16,624	368,554
Secom, ADR	20,620	382,707
Toppan Printing, ADR	30,905	314,304
Wolters Kluwer, ADR	8,172	357,362
		1,962,692
Consumer Durables & Apparel - 3.9%
adidas, ADR	4,525	507,230
Casio Computer, ADR	1,290	183,077
Cie Financiere Richemont, ADR	40,900	363,397
Electrolux, Cl. B, ADR	3,767	274,576
LVMH Moet Hennessy Louis Vuitton, ADR	11,669	613,556
Panasonic, ADR	21,520	288,153
Pandora A/S	9,200	244,628
Sega Sammy Holdings, ADR	44,384	157,785
Sony, ADR	10,522	416,987
		3,049,389
Consumer Services - 1.3%
Compass Group, ADR	19,831	431,324
InterContinental Hotels Group, ADR	5,028	252,406

69

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Appreciation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 98.7% (continued)
Consumer Services - 1.3% (continued)
Sodexo, ADR	14,960	349,316
		1,033,046
Diversified Financials - 2.1%
Credit Suisse Group, ADR	17,222	252,130
Daiwa Securities Group, ADR	42,790	231,922
Deutsche Bank	15,506	247,941
Nomura Holdings, ADR	31,857	177,125
ORIX, ADR	3,179	255,941
UBS Group	27,651	[a] 454,582
		1,619,641
Energy - 4.5%
BP, ADR	17,666	613,540
Eni, ADR	11,575	364,381
Repsol, ADR	15,992	275,062
Royal Dutch Shell, Cl. A, ADR	10,097	557,152
Royal Dutch Shell, Cl. B, ADR	8,593	486,622
Statoil, ADR	10,155	191,422
Total, ADR	14,372	747,919
Woodside Petroleum, ADR	10,215	237,397
		3,473,495
Food & Staples Retailing - 1.0%
Aeon, ADR	15,968	235,327
J Sainsbury, ADR	5,618	69,719
Koninklijke Ahold, ADR	15,426	277,359
Tesco, ADR	21,655	[a] 153,751
		736,156
Food, Beverage & Tobacco - 7.5%
Ajinomoto, ADR	10,230	199,383
Anheuser-Busch InBev, ADR	4,685	554,563
British American Tobacco, ADR	10,408	646,545
Coca-Cola Amatil, ADR	19,462	125,141
Coca-Cola HBC, ADR	7,462	[a] 253,708
Danone, ADR	29,659	466,833
Diageo, ADR	3,298	443,284
Heineken, ADR	7,309	384,380
Imperial Brands, ADR	5,274	220,717
Japan Tobacco, ADR	15,000	255,750
Kirin Holdings, ADR	11,382	260,420
Nestle, ADR	17,855	1,513,390
Orkla, ADR	25,307	261,168
Yamazaki Baking, ADR	1,023	193,706
		5,778,988
Health Care Equipment & Services - 1.7%
Essilor International, ADR	6,934	438,784
Fresenius Medical Care & Co., ADR	7,800	366,678
Olympus, ADR	6,140	212,106

BNY Mellon International Appreciation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 98.7% (continued)
Health Care Equipment & Services - 1.7% (continued)
Smith & Nephew, ADR	8,103	294,949
		1,312,517
Household & Personal Products - 3.1%
Henkel AG & Co., ADR	2,322	311,729
Kao, ADR	4,988	312,648
L'Oreal, ADR	9,964	421,477
Reckitt Benckiser Group, ADR	14,141	273,275
Unilever (NY Shares)	10,103	601,129
Unilever, ADR	7,838	456,250
		2,376,508
Insurance - 5.6%
Aegon (NY Shares)	26,227	149,494
Ageas, ADR	6,836	316,302
AIA Group, ADR	26,000	800,800
Allianz, ADR	37,220	796,508
AXA, ADR	14,800	428,016
Legal & General Group, ADR	18,467	317,448
MS&AD Insurance Group Holdings, ADR	16,902	279,221
Prudential, ADR	10,632	498,960
Tokio Marine Holdings, ADR	8,055	321,958
Zurich Insurance Group, ADR	14,447	431,965
		4,340,672
Materials - 7.4%
Air Liquide, ADR	16,867	412,229
Akzo Nobel, ADR	11,115	337,674
Alumina, ADR	30,320	203,750
Amcor, ADR	5,596	282,318
Anglo American, ADR	12,623	113,986
ArcelorMittal	8,151	[a] 217,550
Asahi Kasei, ADR	10,985	264,189
BASF, ADR	7,596	736,584
BHP Billiton, ADR	2,445	93,228
BHP Billiton, ADR	9,104	396,024
Boral, ADR	7,621	161,270
Glencore, ADR	38,136	[a] 352,758
James Hardie Industries, ADR	16,620	235,505
Johnson Matthey, ADR	1,892	134,521
Kobe Steel, ADR	5,450	[a] 32,781
Nippon Steel & Sumitomo Metal, ADR	8,082	192,724
Nitto Denko, ADR	5,620	248,123
Norsk Hydro, ADR	20,133	144,152
OJI Holdings, ADR	3,200	167,763
Rio Tinto, ADR	6,824	334,922
South32, ADR	13,639	159,304
Toray Industries, ADR	15,040	286,813

70

BNY Mellon International Appreciation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 98.7% (continued)
Materials - 7.4% (continued)
UPM-Kymmene, ADR	8,622	223,913
		5,732,081
Media - 1.2%
Pearson, ADR	12,033	93,857
Publicis Groupe, ADR	14,714	248,225
Sky, ADR	5,057	250,018
WPP, ADR	3,596	330,077
		922,177
Pharmaceuticals, Biotechnology & Life Sciences - 8.8%
AstraZeneca, ADR	16,886	503,709
Bayer, ADR	5,480	702,481
CSL, ADR	5,200	267,020
Eisai, ADR	4,123	214,272
GlaxoSmithKline, ADR	15,840	637,243
H Lundeck, ADR	2,400	153,168
Novartis, ADR	15,237	1,284,327
Novo Nordisk, ADR	13,975	665,490
Roche Holding, ADR	38,182	1,212,278
Sanofi, ADR	16,289	795,555
Shire, ADR	1,985	296,539
Takeda Pharmaceutical, ADR	1,000	27,770
Teva Pharmaceutical Industries, ADR	2,900	45,994
		6,805,846
Real Estate - 3.5%
British Land, ADR	9,094	71,588
CapitaLand, ADR	56,796	312,378
City Developments, ADR	32,591	278,653
Daiwa House Industry, ADR	7,610	265,513
Hysan Development, ADR	27,301	252,553
LendLease Group, ADR	21,216	281,324
Mitsubishi Estate, ADR	15,000	257,250
Sino Land, ADR	21,641	187,199
Sun Hung Kai Properties, ADR	18,037	303,022
Swire Pacific, Cl. A, ADR	18,906	194,165
Westfield, ADR	24,214	285,725
		2,689,370
Retailing - 1.1%
Hennes & Mauritz, ADR	53,006	266,620
INDITEX, ADR	1,600	30,496
Kingfisher, ADR	20,001	155,008
Marui Group, ADR	5,401	153,064
Nintendo, ADR	6,000	249,780
		854,968
Semiconductors & Semiconductor Equipment - .4%
ASML Holding	1,900	296,989
Tokyo Electron	1,000	35,290
		332,279

BNY Mellon International Appreciation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 98.7% (continued)
Software & Services - 2.8%
Computershare, ADR	16,642	185,059
Dassault Systemes, ADR	3,770	370,591
Fujitsu, ADR	5,602	208,618
Nice, ADR	3,000	234,660
Sage Group, ADR	8,164	294,026
SAP, ADR	8,462	888,087
		2,181,041
Technology Hardware & Equipment - 2.8%
Canon, ADR	8,097	284,286
Ericsson, ADR	28,504	166,178
FUJIFILM Holdings, ADR	6,819	268,259
Hitachi, ADR	3,435	237,839
Kyocera, ADR	5,424	327,067
Nokia, ADR	39,630	244,913
Omron, ADR	4,660	232,068
Ricoh, ADR	15,155	150,868
TDK, ADR	3,571	239,257
		2,150,735
Telecommunication Services - 4.5%
BT Group, ADR	10,368	198,029
Deutsche Telekom, ADR	25,034	452,865
KDDI, ADR	22,000	296,560
Nippon Telegraph & Telephone, ADR	4,682	232,883
Orange, ADR	15,952	271,344
Singapore Telecommunications, ADR	1,960	53,508
SoftBank Group, ADR	11,000	448,030
Swisscom, ADR	5,286	266,097
Telecom Italia, ADR	16,796	[a] 162,921
Telefonica, ADR	30,412	327,537
Telenor, ADR	7,588	153,505
Telstra, ADR	12,648	183,649
Vodafone Group, ADR	13,664	396,666
		3,443,594
Transportation - 1.6%
ANA Holdings, ADR	31,722	238,867
Deutsche Lufthansa, ADR	3,566	89,293
International Consolidated Airlines Group, ADR	9,655	152,646
MTR, ADR	6,662	[a] 389,461
Nippon Yusen, ADR	34,373	[a] 136,169
Ryanair Holdings, ADR	1,745	[a] 198,407
		1,204,843
Utilities - 3.7%
Centrica, ADR	10,470	108,993
CLP Holdings, ADR	12,613	133,193
E.ON, ADR	24,594	278,896
EDP - Energias de Portugal, ADR	3,830	147,532
Enel, ADR	60,207	363,048

71

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Appreciation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 98.7% (continued)
Utilities - 3.7% (continued)
Engie, ADR	7,886	132,169
Hong Kong & China Gas, ADR	128,060	240,753
Iberdrola, ADR	16,048	525,893
National Grid, ADR	4,340	277,022
RWE, ADR	6,730	[a] 167,712
SSE, ADR	7,960	148,534
United Utilities Group, ADR	6,047	142,952
Veolia Environnement, ADR	9,077	212,129
		2,878,826
Total Common Stocks (cost $91,736,160)		76,281,822
Description	Principal Amount ($)	Value ($)
Short-Term Investments - .1%
U.S. Treasury Bills
1.08%, 12/7/17 (cost $53,842)	54,000	[c] 53,859
Description	Shares	Value ($)
Other Investment - .8%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $643,374)	643,374	[d] 643,374
Total Investments (cost $92,433,376)	99.6%	76,979,055
Cash and Receivables (Net)	.4%	333,153
Net Assets	100.0%	77,312,208

ADR—American Depository Receipt

aNon-income producing security.

bSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, these securities were valued at $617,378 or .8% of net assets.

cHeld by or on behalf of a counterparty for open futures contracts.

dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Banks	13.1
Capital Goods	10.3
Pharmaceuticals, Biotechnology & Life Sciences	8.8
Food, Beverage & Tobacco	7.5
Materials	7.4
Insurance	5.6
Energy	4.5
Telecommunication Services	4.5
Automobiles & Components	4.3
Consumer Durables & Apparel	3.9
Utilities	3.7
Real Estate	3.5
Household & Personal Products	3.1
Software & Services	2.8
Technology Hardware & Equipment	2.8
Commercial & Professional Services	2.5
Diversified Financials	2.1
Health Care Equipment & Services	1.7
Transportation	1.6
Consumer Services	1.3
Media	1.2
Retailing	1.1
Food & Staples Retailing	1.0
Short-Term/Money Market Investments	.9
Semiconductors & Semiconductor Equipment	.4
99.6

† Based on net assets.

See notes to financial statements.

72

BNY Mellon International Equity Income Fund
Description	Shares	Value ($)
Common Stocks - 97.1%
Australia - 7.0%
Australia & New Zealand Banking Group	323,225	7,593,988
Bank of Queensland	330,000	3,309,819
Commonwealth Bank of Australia	89,240	5,403,007
National Australia Bank	185,400	4,474,239
Telstra	506,634	1,479,302
Westpac Banking	146,467	3,644,554
		25,904,909
Canada - 4.8%
BCE	42,800	2,037,263
CI Financial	68,800	1,506,300
Inter Pipeline	137,500	2,518,218
National Bank of Canada	93,000	4,280,793
Royal Bank of Canada	28,600	2,122,641
Shaw Communications, Cl. B	78,800	1,758,052
Toronto-Dominion Bank	68,600	3,683,937
		17,907,204
China - 8.8%
Bank of China, Cl. H	5,382,500	2,846,461
Chongqing Changan Automobile, Cl. B	3,095,886	4,052,051
CNOOC	1,957,400	2,363,563
Guangzhou R&F Properties, Cl. H	6,125,000	14,323,265
Industrial & Commercial Bank of China, Cl. H	4,942,000	3,717,083
Jiangsu Expressway, Cl. H	1,111,300	1,706,694
Zhejiang Expressway, Cl. H	2,802,700	3,507,141
		32,516,258
Czech Republic - 2.6%
CEZ	431,500	8,185,596
Komercni banka	30,800	1,356,721
		9,542,317
Finland - 2.0%
Fortum	415,400	7,458,696
France - 2.7%
Electricite de France	200,000	2,120,394
Renault	51,750	4,584,546
TOTAL	66,254	3,428,044
		10,132,984
Germany - 3.2%
Deutsche Post	30,000	1,244,628
HUGO BOSS	25,200	2,133,761
Muenchener Rueckversicherungs	18,523	3,824,197
ProSiebenSat.1 Media	139,367	4,675,768
		11,878,354
Hong Kong - 2.5%
Li & Fung	18,512,000	8,352,454
WH Group	790,000	[a] 826,038
		9,178,492

BNY Mellon International Equity Income Fund (continued)
Description	Shares	Value ($)
Common Stocks - 97.1% (continued)
Israel - 1.4%
Bezeq The Israeli Telecommunication Corporation	3,534,229	5,207,874
Italy - 3.3%
Eni	38,005	596,107
Intesa Sanpaolo	3,010,000	10,175,942
Snam	278,140	1,354,474
		12,126,523
Japan - 13.5%
Asahi Glass	23,600	924,932
Bridgestone	42,000	1,805,849
Daito Trust Construction	34,900	6,204,556
Honda Motor	68,000	1,909,701
ITOCHU	567,200	9,284,142
JFE Holdings	57,300	1,134,581
Marubeni	548,800	3,578,234
NTT DOCOMO	58,600	1,362,755
Sumitomo	706,300	10,020,004
Takeda Pharmaceutical	112,400	6,230,863
Tokyo Electron	53,000	7,535,031
		49,990,648
Luxembourg - .6%
RTL Group	27,200	2,062,869
Macau - 2.3%
Sands China	1,873,500	8,395,906
Malaysia - .6%
British American Tobacco Malaysia	216,600	2,240,991
New Zealand - 2.4%
Auckland International Airport	583,100	2,843,469
Spark New Zealand	2,195,200	6,172,643
		9,016,112
Norway - 3.2%
Marine Harvest	588,000	[b] 11,680,763
Qatar - .0%
Commercial Bank PQSC	12,314	[b] 100,621
Russia - 3.2%
MMC Norilsk Nickel	13,400	2,263,014
Severstal	600,000	9,413,302
		11,676,316
South Africa - .8%
Fortress Income Fund, Cl. A	238,700	321,825
MMI Holdings	1,079,801	1,727,906
MTN Group	100,000	993,855
		3,043,586
South Korea - .1%
Korea Electric Power	8,200	313,576
Spain - 3.0%
Banco Santander	690,700	4,495,255
Telefonica	606,100	6,540,462
		11,035,717

73

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Equity Income Fund (continued)
Description	Shares	Value ($)
Common Stocks - 97.1% (continued)
Sweden - .3%
Skanska, Cl. B	50,500	1,141,271
Switzerland - 5.6%
Novartis	79,436	6,699,631
Roche Holding	10,971	2,796,306
STMicroelectronics	397,573	6,915,339
Zurich Insurance Group	13,785	4,127,008
		20,538,284
Taiwan - 5.1%
Asustek Computer	236,000	1,955,039
Chicony Electronics	394,192	992,440
Compal Electronics	1,093,900	787,528
Highwealth Construction	2,091,000	3,330,742
MediaTek	216,000	1,944,699
Novatek Microelectronics	660,000	2,577,513
Siliconware Precision Industries	2,242,000	3,552,472
Taiwan Semiconductor Manufacturing	420,000	3,023,502
Transcend Information	264,400	789,047
		18,952,982
Turkey - 2.6%
Petkim Petrokimya Holding	5,418,000	9,799,401
United Arab Emirates - 1.0%
Dubai Islamic Bank	2,208,000	3,666,013
United Kingdom - 13.6%
AstraZeneca	56,940	3,346,651
BP	1,845,051	10,655,690
British American Tobacco	130,712	8,150,698
GlaxoSmithKline	181,124	3,592,872
HSBC Holdings	238,773	2,320,447
Imperial Brands	82,355	3,405,910
Legal & General Group	959,709	3,227,877
Persimmon	41,800	1,437,904
Petrofac	69,000	373,514
Royal Dutch Shell, Cl. A	347,945	9,576,661
Royal Dutch Shell, Cl. B	28,000	782,537
SSE	161,452	2,974,089
Vodafone Group	174,795	499,990
		50,344,840
United States - .9%
iShares MSCI EAFE ETF	50,000	3,345,000
Total Common Stocks (cost $312,690,237)		359,198,507

Preferred Stocks - 1.0%
South Korea - 1.0%
Hyundai Motor (cost $3,628,051)	40,900	3,506,927

BNY Mellon International Equity Income Fund (continued)
Description	Shares	Value ($)
Other Investment - 1.3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,877,078)	4,877,078	[c] 4,877,078
Total Investments (cost $321,195,366)	99.4%	367,582,512
Cash and Receivables (Net)	.6%	2,381,655
Net Assets	100.0%	369,964,167

ETF—Exchange-Traded Fund

aSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, these securities were valued at $826,038 or .22% of net assets.

bNon-income producing security.

cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financials	21.0
Consumer Discretionary	17.8
Energy	8.2
Information Technology	8.1
Consumer Staples	7.1
Telecommunications	7.1
Real Estate	6.5
Health Care	6.1
Materials	6.1
Utilities	6.1
Industrials	3.1
Money Market Investment	1.3
Exchange-Traded Funds	.9
99.4

† Based on net assets.

See notes to financial statements.

74

BNY Mellon Asset Allocation Fund
Description	Principal Amount ($)		Value ($)
Bonds and Notes - 14.2%
Commercial Mortgage Pass-Through Ctfs. - .2%
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3, 3.40%, 5/10/45	274,817		288,025
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4, 3.00%, 5/15/45	540,000		556,391
			844,416
Consumer Discretionary - .7%
21st Century Fox America, Gtd. Notes, 6.15%, 3/1/37	265,000		338,249
Amazon.com, Sr. Unscd. Notes, 2.50%, 11/29/22	435,000		440,800
Comcast, Gtd. Notes, 2.75%, 3/1/23	625,000		635,275
eBay, Sr. Unscd. Notes, 2.60%, 7/15/22	385,000		386,226
Ford Motor Credit, Sr. Unscd. Notes, 3.22%, 1/9/22	325,000		330,505
Scripps Networks Interactive, Sr. Unscd. Notes, 2.80%, 6/15/20	345,000		347,778
Time Warner, Gtd. Notes, 4.00%, 1/15/22	470,000		497,582
Toyota Motor Credit, Sr. Unscd. Notes, 2.15%, 3/12/20	300,000		303,158
			3,279,573
Consumer Staples - .4%
Anheuser-Busch InBev Finance, Gtd. Notes, 4.90%, 2/1/46	375,000		429,002
BAT Capital, Gtd. Notes, 3.56%, 8/15/27	345,000	[a]	350,634
CVS Health, Sr. Unscd. Notes, 4.88%, 7/20/35	340,000		381,743
Kroger, Sr. Unscd. Notes, 2.60%, 2/1/21	235,000		236,952
PepsiCo, Sr. Unscd. Notes, 4.50%, 1/15/20	375,000		400,398
			1,798,729
Energy - .3%
Apache, Sr. Unscd. Notes, 3.25%, 4/15/22	265,000		269,946
BP Capital Markets, Gtd. Notes, 4.75%, 3/10/19	255,000		266,789
Enterprise Products Operating, Gtd. Notes, 2.55%, 10/15/19	200,000		201,778
Exxon Mobil, Sr. Unscd. Notes, 1.71%, 3/1/19	260,000		260,639
Sabine Pass Liquefaction, Sr. Scd. Notes, 5.75%, 5/15/24	200,000		222,729
Spectra Energy Partners, Sr. Unscd. Notes, 3.50%, 3/15/25	195,000		198,824
Williams Partners, Sr. Unscd. Notes, 4.30%, 3/4/24	225,000		238,841
			1,659,546
Financials - 2.2%
AerCap Ireland Capital, Gtd. Notes, 4.50%, 5/15/21	680,000		723,346
Bank of America, Sr. Unscd. Notes, Ser. L, 2.60%, 1/15/19	645,000		651,628
Bank of America, Sub. Notes, Ser. L, 3.95%, 4/21/25	590,000		609,880
Barclays, Sub. Notes, 5.20%, 5/12/26	255,000		273,206
Citigroup, Sub. Notes, 4.45%, 9/29/27	800,000		846,869
Citizens Financial Group, Sub. Notes, 4.15%, 9/28/22	545,000	[a]	574,722
Cooperatieve Rabobank, Gtd. Notes, 4.50%, 1/11/21	530,000		569,455
Deutsche Bank, Sr. Unscd. Notes, 6.00%, 9/1/17	350,000		350,000
GE Capital International Funding, Gtd. Notes, 2.34%, 11/15/20	410,000		415,212
General Electric, Sub. Notes, 5.30%, 2/11/21	142,000		157,456
General Motors Financial, Gtd. Notes, 3.20%, 7/6/21	210,000		213,889
Goldman Sachs Group, Sub. Notes, 6.75%, 10/1/37	530,000		699,069
HSBC Finance, Sub. Notes, 6.68%, 1/15/21	642,000		731,855

BNY Mellon Asset Allocation Fund (continued)
Description	Principal Amount ($)		Value ($)
Bonds and Notes - 14.2% (continued)
Financials - 2.2% (continued)
Intercontinental Exchange, Gtd. Notes, 2.75%, 12/1/20	410,000		421,613
JPMorgan Chase & Co., Sub. Notes, 3.38%, 5/1/23	425,000		436,649
MetLife, Sr. Unscd. Notes, 7.72%, 2/15/19	345,000		374,530
Morgan Stanley, Sub. Notes, 4.88%, 11/1/22	735,000		801,383
Societe Generale, Sub. Notes, 4.75%, 11/24/25	510,000	[a]	543,476
Total System Services, Sr. Unscd. Notes, 4.80%, 4/1/26	350,000		389,235
Wells Fargo & Co., Sr. Unscd. Notes, 2.60%, 7/22/20	210,000		213,552
Wells Fargo & Co., Sub. Notes, 4.90%, 11/17/45	405,000		447,808
			10,444,833
Foreign/Governmental - .2%
Petroleos Mexicanos, Gtd. Notes, 4.88%, 1/24/22	550,000		581,020
Province of Ontario Canada, Sr. Unscd. Bonds, 4.00%, 10/7/19	330,000		345,459
			926,479
Health Care - .3%
AbbVie, Sr. Unscd. Notes, 2.90%, 11/6/22	325,000		330,114
Amgen, Sr. Unscd. Notes, 5.65%, 6/15/42	325,000		396,877
Biogen, Sr. Unscd. Notes, 2.90%, 9/15/20	345,000		353,336
Celgene, Sr. Unscd. Notes, 2.88%, 8/15/20	265,000		271,848
			1,352,175
Industrials - .3%
ABB Finance USA, Gtd. Notes, 2.88%, 5/8/22	505,000		521,252
American Airlines Pass Through Trust, Bonds, Ser. 2015-1 Cl. A, 3.38%, 11/1/28	316,374		323,688
Burlington North Santa Fe, Sr. Unscd. Debs., 3.45%, 9/15/21	430,000		450,120
General Electric, Jr. Sub. Debs., Ser. D, 3 Month LIBOR + 3.33%, 5.00%, 12/31/49	295,000	[b]	311,963
			1,607,023
Information Technology - .8%
Adobe Systems, Sr. Unscd. Notes, 3.25%, 2/1/25	305,000		315,753
Apple, Sr. Unscd. Notes, 4.38%, 5/13/45	300,000		331,648
Arrow Electronics, Sr. Unscd. Notes, 3.50%, 4/1/22	385,000		396,892
Dell International, Sr. Scd. Notes, 6.02%, 6/15/26	375,000	[a]	419,331
Fidelity National Information Services, Gtd. Notes, 3.88%, 6/5/24	126,000		133,448
Intel, Sr. Unscd. Notes, 2.70%, 12/15/22	290,000		297,190
Intel, Sr. Unscd. Notes, 4.90%, 7/29/45	415,000		491,791
Microsoft, Sr. Unscd. Notes, 3.75%, 2/12/45	440,000		447,907
Oracle, Sr. Unscd. Notes, 2.50%, 5/15/22	570,000		579,008
Seagate HDD Cayman, Gtd. Bonds, 4.75%, 1/1/25	170,000		165,749
			3,578,717
Materials - .0%
Eastman Chemical, Sr. Unscd. Notes, 3.60%, 8/15/22	224,000		233,511
Municipal Bonds - 1.0%
California Earthquake Authority, Revenue, 2.81%, 7/1/19	294,000		296,543
California Educational Facilities Authority, Revenue (Stanford University), 5.00%, 10/1/32	375,000		489,986
Chicago, GO, 7.38%, 1/1/33	290,000		336,464
Commonwealth of Massachusetts, GO (Build America Bonds), 4.91%, 5/1/29	325,000		387,780
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue Bonds, Ser. A, 3.00%, 7/1/20	900,000		925,542

75

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	PrincipalAmount ($)		Value ($)
Bonds and Notes - 14.2% (continued)
Municipal Bonds - 1.0% (continued)
New York City, GO (Build America Bonds), 6.25%, 6/1/35	345,000		382,522
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Build America Bonds), 6.28%, 6/15/42	530,000		594,490
Oakland Unified School District, GO (Build America Bonds), 9.50%, 8/1/34	180,000		204,788
South Carolina Public Service Authority, Revenue Obligations, 2.39%, 12/1/23	260,000		245,531
Texas Public Finance Authority, Windstorm Insurance Association Premium Revenue, 8.25%, 7/1/24	310,000		328,349
University of California Regents, Limited Project Revenue, 4.13%, 5/15/45	340,000		361,094
			4,553,089
Real Estate - .4%
Alexandria Real Estate Equities, Gtd. Notes, 4.30%, 1/15/26	265,000		282,314
Boston Properties, Sr. Unscd. Notes, 4.13%, 5/15/21	215,000		228,513
CubeSmart, Gtd. Notes, 4.80%, 7/15/22	335,000		364,825
Essex Portfolio, Gtd. Notes, 3.38%, 1/15/23	265,000		271,306
Kimco Realty, Sr. Unscd. Notes, 3.40%, 11/1/22	340,000		351,983
Tanger Properties, Sr. Unscd. Notes, 3.13%, 9/1/26	235,000		223,922
			1,722,863
Telecommunications - .5%
AT&T, Sr. Unscd. Notes, 4.45%, 5/15/21	525,000		562,425
AT&T, Sr. Unscd. Notes, 3.90%, 8/14/27	335,000		339,196
Telefonica Emisiones, Gtd. Notes, 4.10%, 3/8/27	590,000		617,685
Verizon Communications, Sr. Unscd. Bonds, 5.50%, 3/16/47	570,000		618,288
			2,137,594
U.S. Government Agencies - .1%
Federal Farm Credit Bank, Bonds, 2.50%, 8/28/24	330,000		329,773
U.S. Government Agencies Mortgage-Backed - 3.8%
Federal Home Loan Mortgage Corp.:
3.00%, 8/1/47	159,556	c	161,495
3.50%, 12/1/28-8/1/47	1,026,616	c	1,063,117
4.00%, 6/1/26-8/1/47	818,501	c	869,298
4.50%, 2/1/47	429,911	c	462,074
5.00%, 7/1/40	218,597	c	239,789
Federal National Mortgage Association:
2.50%, 9/1/31	901,100	c	914,741
3.00%, 2/1/32-8/1/47	4,193,441	c	4,266,862
3.50%, 1/1/28-7/1/47	3,738,445	c	3,879,254
4.00%, 3/1/46-7/1/47	1,718,321	c	1,818,225
4.50%, 2/1/47-6/1/47	1,063,803	c	1,144,797
5.00%, 11/1/43	144,872	c	159,107
Government National Mortgage Association II:
3.00%, 1/20/47	862,448		881,291
3.50%, 2/20/47	494,659		516,561
4.00%, 6/20/47	850,296		900,755
4.50%, 7/20/47	279,210		298,120
			17,575,486
U.S. Government Securities - 2.9%
U.S. Treasury Bonds, 2.50%, 5/15/46	460,000		438,725
U.S. Treasury Bonds, 2.25%, 8/15/46	420,000	[d]	379,165
U.S. Treasury Bonds, 3.00%, 2/15/47	895,000		944,645
U.S. Treasury Inflation Protected Securities, Notes, 0.13%, 4/15/20	319,024	[d,e]	320,708

BNY Mellon Asset Allocation Fund (continued)
Description	Principal Amount ($)		Value ($)
Bonds and Notes - 14.2% (continued)
U.S. Government Securities - 2.9% (continued)
U.S. Treasury Inflation Protected Securities, Notes, 0.63%, 7/15/21	972,686	[e]	1,002,232
U.S. Treasury Inflation Protected Securities, Notes, 0.13%, 1/15/22	768,390	[e]	773,308
U.S. Treasury Inflation Protected Securities, Notes, 0.38%, 7/15/25	666,227	[d,e]	672,275
U.S. Treasury Inflation Protected Securities, Notes, 0.38%, 1/15/27	324,490	[e]	324,325
U.S. Treasury Inflation Protected Securities, Notes, 1.00%, 2/15/46	635,775	[e]	655,028
U.S. Treasury Notes, 1.13%, 1/15/19	65,000	[d]	64,873
U.S. Treasury Notes, 1.13%, 2/28/19	485,000		483,892
U.S. Treasury Notes, 1.25%, 3/31/19	2,300,000		2,298,068
U.S. Treasury Notes, 1.38%, 2/15/20	940,000	[d]	940,129
U.S. Treasury Notes, 1.50%, 4/15/20	480,000		481,387
U.S. Treasury Notes, 1.13%, 2/28/21	2,750,000		2,712,563
U.S. Treasury Notes, 2.13%, 9/30/21	705,000		719,196
U.S. Treasury Notes, 1.88%, 4/30/22	120,000		120,968
U.S. Treasury Notes, 2.38%, 5/15/27	90,000	[d]	91,969
			13,423,456
Utilities - .1%
Consumers Energy, First Mortgage Bonds, 3.25%, 8/15/46	180,000		170,024
Exelon, Sr. Unscd. Notes, 3.40%, 4/15/26	280,000		285,049
Public Service Enterprise Group, Sr. Unscd. Notes, 1.60%, 11/15/19	170,000		168,735
			623,808
Total Bonds and Notes (cost $64,553,703)	66,091,071
Description	Shares		Value ($)
Common Stocks - 21.0%
Consumer Discretionary - 2.4%
Amazon.com	1,544	[f]	1,514,046
Best Buy	17,020		923,505
Burlington Stores	4,095	[f]	356,797
Carnival	14,063		977,097
Darden Restaurants	11,035		905,863
Home Depot	2,540		380,670
Lear	4,940		738,728
Lowe's	7,312		540,284
Omnicom Group	1,470		106,399
Ross Stores	15,565		909,774
Royal Caribbean Cruises	6,845		851,929
The TJX Companies	2,190		158,337
Time Warner	10,440		1,055,484
Visteon	1,625		187,590
Walt Disney	13,334		1,349,401
			10,955,904
Consumer Staples - 1.8%
Altria Group	2,190		138,846
Campbell Soup	11,179		516,470
Church & Dwight	3,695		185,378
Conagra Brands	21,297		691,301
CVS Health	13,874		1,073,015
Kimberly-Clark	7,070		871,660
PepsiCo	13,619		1,576,127
Procter & Gamble	3,783		349,057
Spectrum Brands Holdings	5,260		578,390
Sysco	3,020		159,063
Walgreens Boots Alliance	13,370		1,089,655
Wal-Mart Stores	17,342		1,353,890
			8,582,852
Energy - 1.2%
Chevron	14,913		1,604,937
Exxon Mobil	29,492		2,251,124
Halliburton	8,235		320,918

76

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 21.0% (continued)
Energy - 1.2% (continued)
TechnipFMC	21,270		549,404
Valero Energy	13,669		930,859
			5,657,242
Financials - 3.0%
Allstate	8,850		800,925
American Express	14,028		1,207,811
Ameriprise Financial	1,072		148,483
Aon	7,260		1,010,302
Bank of America	84,826		2,026,493
Berkshire Hathaway, Cl. B	2,844	[f]	515,219
Comerica	2,170		148,103
Discover Financial Services	13,239		780,439
Eaton Vance	15,410		733,208
Everest Re Group	1,755		443,102
JPMorgan Chase & Co.	26,699		2,426,672
Marsh & McLennan Co.	12,535		978,733
Prudential Financial	1,285		131,173
State Street	11,055		1,022,477
Synchrony Financial	4,535		139,633
Travelers	3,921		475,147
Unum Group	3,045		146,708
Wells Fargo & Co.	20,950		1,069,916
			14,204,544
Health Care - 3.5%
AbbVie	5,103		384,256
Agilent Technologies	11,744		760,072
Amgen	8,206		1,458,781
Baxter International	16,982		1,053,563
Biogen	510	[f]	161,446
Celgene	9,350	[f]	1,298,996
Cigna	3,389		617,001
Danaher	11,655		972,260
Eli Lilly & Co.	2,190		178,025
Express Scripts Holding	11,080	[f]	696,046
Humana	3,695		951,906
Johnson & Johnson	17,597		2,329,315
Merck & Co.	25,043		1,599,246
Pfizer	49,796		1,689,080
Thermo Fisher Scientific	5,802		1,085,786
UnitedHealth Group	5,485		1,090,966
			16,326,745
Industrials - 2.1%
Boeing	6,601		1,581,996
CDK Global	8,190		528,255
Delta Air Lines	16,987		801,617
General Electric	48,954		1,201,821
Hexcel	3,755		201,906
Ingersoll-Rand	9,510		812,059
Lennox International	1,335		221,250
Lockheed Martin	1,035		316,079
Oshkosh	11,110		828,806
S&P Global	6,590		1,017,035
Spirit AeroSystems Holdings, Cl. A	12,224		910,688
Union Pacific	10,845		1,141,978
			9,563,490
Information Technology - 5.3%
Accenture, Cl. A	4,960		648,570
Alphabet, Cl. A	1,989	[f]	1,899,972
Alphabet, Cl. C	1,989	[f]	1,868,327
Apple	24,309		3,986,676
Applied Materials	24,503		1,105,575
Cisco Systems	45,151		1,454,314
Citrix Systems	1,475	[f]	115,360
F5 Networks	3,770	[f]	450,063
Facebook, Cl. A	11,266	[f]	1,937,414
Fiserv	2,679	[f]	331,419
HP	49,987		953,752
Intel	11,775		412,949
International Business Machines	8,336		1,192,298

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 21.0% (continued)
Information Technology - 5.3% (continued)
Juniper Networks	11,760		326,105
Lam Research	5,500		912,890
Microsoft	20,980		1,568,675
NCR	16,270	[f]	594,343
Red Hat	2,247	[f]	241,553
Skyworks Solutions	8,050		848,148
TE Connectivity	2,255		179,498
Texas Instruments	13,763		1,139,852
VeriSign	6,607	[f]	685,476
VMware, Cl. A	8,135	[f]	879,394
Western Digital	9,565		844,303
			24,576,926
Materials - .4%
Air Products & Chemicals	5,450		792,267
Celanese, Ser. A	9,585		929,937
Owens-Illinois	7,455	[f]	183,691
			1,905,895
Real Estate - .2%
Public Storage	4,533	[g]	930,806
Vornado Realty Trust	2,240	[g]	166,858
			1,097,664
Telecommunications - .8%
AT&T	51,626		1,933,910
T-Mobile US	11,005		712,134
Verizon Communications	26,495		1,270,965
			3,917,009
Utilities - .3%
DTE Energy	1,470		165,110
FirstEnergy	4,425		144,167
Hawaiian Electric Industries	4,395		146,881
MDU Resources Group	26,260		710,070
Sempra Energy	1,875		221,119
			1,387,347
Total Common Stocks (cost $76,341,435)	98,175,618
Description	Shares		Value ($)
Other Investments - 64.8%
Registered Investment Company;
ASG Managed Futures Strategy Fund, Cl. Y	1,032,164		10,331,965
BNY Mellon Corporate Bond Fund, Cl. M	967,685	[h]	12,637,970
BNY Mellon Emerging Markets Fund, Cl. M	2,084,721	[h]	23,411,412
BNY Mellon Focused Equity Opportunities Fund, Cl. M	2,332,169	[h]	39,553,593
BNY Mellon Income Stock Fund, Cl. M	1,535,874	[h]	14,268,270
BNY Mellon Intermediate Bond Fund, Cl. M	1,919,691	[h]	24,188,103
BNY Mellon International Fund, Cl. M	1,015,926	[h]	13,379,750
BNY Mellon Mid Cap Multi-Strategy Fund, Cl. M	2,419,469	[h]	40,453,519
BNY Mellon Small Cap Multi-Strategy Fund, Cl. M	270,270	[f,h]	5,264,865
BNY Mellon Small/Mid Cap Multi-Strategy Fund, Cl. M	679,407	[h]	9,844,609
Dreyfus Floating Rate Income Fund, Cl. Y	863,642	[h]	10,450,069
Dreyfus Global Real Estate Securities Fund, Cl. Y	935,558	[h]	8,522,929
Dreyfus High Yield Fund, Cl. I	1,608,800	[h]	10,167,618
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,504,032	[i]	6,504,032
Dreyfus International Small Cap Fund, Cl. Y	741,307	[h]	11,816,435
Dreyfus Research Growth Fund, Cl. Y	566,872	[h]	8,616,451
Dreyfus Select Managers Small Cap Growth Fund, Cl. Y	677,347	[f,h]	17,638,127
Dreyfus Select Managers Small Cap Value Fund, Cl. Y	622,545	[h]	15,121,619
Dreyfus/Newton International Equity Fund, Cl. Y	602,528	[h]	12,538,600

77

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares	Value ($)
Other Investments - 64.8% (continued)
Registered Investment Company; (continued)
Dynamic Total Return Fund, Cl. Y	487,575	[f,h] 8,064,491
Total Other Investments (cost $255,190,866)	302,774,427
Total Investments (cost $396,086,004)	100.0%	467,041,116
Liabilities, Less Cash and Receivables	0.0%	(153,971)
Net Assets	100.0%	466,887,145

GO—General Obligation

LIBOR—London Interbank Offered Rate (3 Month)

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, these securities were valued at $1,888,163 or .4% of net assets.

b Variable rate security—rate shown is the interest rate in effect at period end.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Security, or portion thereof, on loan. At August 31, 2017, the value of the fund’s securities on loan was $2,469,119 and the value of the collateral held by the fund was $2,527,975, consisting of U.S. Government & Agency securities.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Non-income producing security.

g Investment in real estate investment trust.

h Investment in affiliated mutual fund.

i Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Mutual Funds: Domestic	48.5
Common Stocks	21.0
Mutual Funds: Foreign	14.9
U.S. Government Agencies/Mortgage-Backed	6.7
Corporate Bonds	6.0
Money Market Investment	1.4
Municipal Bonds	1.0
Foreign/Governmental	.2
Commercial Mortgage-Backed	.2
U.S. Government & Agencies	.1
100.0

† Based on net assets.

See notes to financial statements.

78

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 8/31/2016 ($)	Purchases ($)	Sales ($)	Net Realized Gain (Loss) ($)	Net Unrealized Appreciation (Depreciation) ($)	Value 8/31/2017	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Large Cap Stock Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	4,718,547	7,393,348	12,111,895	–	–	–	–	–
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,504,500	67,805,929	68,214,224	–	–	1,096,205.4		7,952
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	–	28,343,968	28,343,968	–	–	–	–	–
Total	6,223,047	103,543,245	108,670,087	–	–	1,096,205.4		7,952
BNY Mellon Large Cap Market Opportunities Fund
BNY Mellon Income Stock Fund, Cl. M	11,553,775	–	4,743,681	233,459	359,138	7,402,691	10.7	545,225
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	173,853	403,904	577,757	–	–	–	–	–
Dreyfus Institutional Preferred Government Plus Money Market Fund	637,948	16,672,445	16,535,300	–	–	775,093	1.1	3,419
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	–	1,775,399	1,775,399	–	–	–	–	–
Dreyfus Research Growth Fund, Cl. Y	16,328,934	3,800,000	2,852,209	402,110	377,515	18,056,350	25.9	1,189,336
Dreyfus Strategic Value Fund, Cl. Y	15,070,157	–	6,390,128	155,544	1,337,146	10,172,719	14.6	413,571
Total	43,764,667	22,651,748	32,874,474	791,113	2,073,799	36,406,853	52.3	2,151,551
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
BNY Mellon Income Stock Fund, Cl. M	37,992,839	–	18,736,189	1,365,731	957,968	21,580,349	6.3	1,879,474
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	2,232,376	3,731,776	5,964,152	–	–	–	–	–
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,056,039	31,313,997	31,137,102	–	–	1,232,934.4		14,494
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	–	15,360,493	15,360,493	–	–	–	–	–
Dreyfus Research Growth Fund, Cl. Y	37,371,737	24,500,000	4,175,355	776,637	1,834,561	60,307,580	17.5	2,854,542
Dreyfus Strategic Value Fund, Cl. Y	38,381,360	8,500,030	19,099,592	199,286	3,728,347	31,709,431	9.2	1,161,848
Total	117,034,351	83,406,296	94,472,883	2,341,654	6,520,876	114,830,294	33.4	5,910,358
BNY Mellon Income Stock Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	–	84,508,090	84,508,090	–	–	–	–	–
Dreyfus Institutional Preferred Government Plus Money Market Fund	38,468,816	416,474,027	443,315,755	–	–	11,627,088	1.0	132,393
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	–	186,691,779	186,691,779	–	–	–	–	–
Total	38,468,816	687,673,896	714,515,624	–	–	11,627,088	1.0	132,393

79

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS (continued)

Registered Investment Companies	Value 8/31/2016 ($)	Purchases ($)	Sales ($)	Net Realized Gain (Loss) ($)	Net Unrealized Appreciation (Depreciation) ($)	Value 8/31/2017	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Mid Cap Multi-Strategy Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	54,977,193	46,789,146	101,766,339	–	–	–	–	–
Dreyfus Institutional Preferred Government Plus Money Market Fund	26,052,381	377,141,153	358,909,206	–	–	44,284,328	1.5	265,090
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	–	691,941,741	602,923,833	–	–	89,017,908	3.1	–
Total	81,029,574	1,115,872,040	1,063,599,378	–	–	133,302,236	4.6	265,090
BNY Mellon Small Cap Multi-Strategy Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	35,676,403	28,397,835	64,074,238	–	–	–	–	–
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,748,382	109,316,212	104,839,881	–	–	11,224,713	2.1	55,935
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	–	309,794,094	248,534,041	–	–	61,260,053	11.6	–
Total	42,424,785	447,508,141	417,448,160	–	–	72,484,766	13.7	55,935
BNY Mellon Focused Equity Opportunities Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	–	45,720,064	44,097,080	–	–	1,622,984.3		9,214
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	–	28,219,187	28,219,187	–	–	–	–	–
Total	–	73,939,251	72,316,267	–	–	1,622,984.3		9,214
BNY Mellon Small/ Mid Cap Multi-Strategy Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	16,425,833	19,285,053	35,710,886	–	–	–	–	–
Dreyfus Institutional Preferred Government Plus Money Market Fund	4,590,205	62,884,620	60,603,513	–	–	6,871,312	2.1	27,816
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	–	225,394,465	199,081,714	–	–	26,312,751	7.9	–
Total	21,016,038	307,564,138	295,396,113	–	–	33,184,063	10.0	27,816
BNY Mellon International Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,769,193	287,023,454	284,820,359	–	–	8,972,288.8		40,178
BNY Mellon Emerging Markets Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,740,735	293,451,564	290,233,246	–	–	5,959,053.6		39,692
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	–	80,158,547	79,732,563	–	–	425,984.1		–
Total	2,740,735	373,610,111	369,965,809	–	–	6,385,037.7		39,692
BNY Mellon International Appreciation Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	672,923	12,792,206	12,821,755	–	–	643,374.8		3,963

80

Registered Investment Companies	Value 8/31/2016 ($)	Purchases ($)	Sales ($)	Net Realized Gain (Loss) ($)	Net Unrealized Appreciation (Depreciation) ($)	Value 8/31/2017	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon International Equity Income Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,566,489	99,493,239	98,182,650	–	–	4,877,078	1.3	19,948
BNY Mellon Asset Allocation Fund
BNY Mellon Corporate Bond Fund, Cl. M	12,190,973	450,627	–	–	(3,630)	12,637,970	2.7	450,627
BNY Mellon Emerging Markets Fund, Cl. M	10,013,307	9,192,782	–	–	4,205,323	23,411,412	5.0	77,782
BNY Mellon Focused Equity Opportunities Fund, Cl. M	31,874,148	2,914,643	932,911	157,052	5,540,661	39,553,593	8.5	2,914,643
BNY Mellon Income Stock Fund, Cl. M	13,114,016	719,892	464,198	20,315	878,245	14,268,270	3.1	719,892
BNY Mellon Intermediate Bond Fund, Cl. M	23,946,952	502,380	–	–	(261,229)	24,188,103	5.2	502,381
BNY Mellon International Fund, Cl. M	11,168,773	223,773	–	–	1,987,204	13,379,750	2.9	223,774
BNY Mellon Mid Cap Multi-Strategy Fund, Cl M	36,592,119	636,162	928,455	46,002	4,107,691	40,453,519	8.7	636,163
BNY Mellon Small Cap Multi-Strategy Fund, Cl M	–	5,000,000	–	–	264,865	5,264,865	1.1	–
BNY Mellon Small/Mid Cap Multi-Strategy Fund, Cl M	8,418,520	36,544	–	–	1,389,545	9,844,609	2.1	36,543
Dreyfus Floating Rate Income Fund, Cl. Y	9,999,226	391,689	–	–	59,154	10,450,069	2.2	391,689
Dreyfus Global Real Estate Securities Fund, Cl. Y	8,465,494	473,280	–	–	(415,845)	8,522,929	1.8	473,280
Dreyfus High Yield Fund, Cl. I	13,755,572	711,869	4,601,910	(68,782)	370,869	10,167,618	2.2	711,869
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	1,417,190	295,310	1,712,500	–	–	–	–	–
Dreyfus Institutional Preferred Government Plus Money Market Fund	15,993,029	40,471,470	49,960,467	–	–	6,504,032	1.4	25,025
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	–	3,540,561	3,540,561	–	–	–	–	–
Dreyfus International Small Cap Fund, Cl. Y	9,610,881	167,900	–	–	2,037,654	11,816,435	2.5	167,899
Dreyfus Research Growth Fund, Cl. Y	7,947,699	652,869	464,690	7,115	473,458	8,616,451	1.8	444,225
Dreyfus Select Managers Small Cap Growth Fund, Cl. Y	15,125,168	–	–	–	2,512,959	17,638,127	3.8	–
Dreyfus Select Managers Small Cap Value Fund, Cl. Y	13,195,172	86,029	–	–	1,840,418	15,121,619	3.2	86,029
Dreyfus U.S. Equity Fund, Cl. Y	2,731,184	–	2,802,900	710,919	(639,203)	–	–	–
Dreyfus/Newton International Equity Fund, Cl. Y	10,995,886	153,777	–	–	1,388,937	12,538,600	2.7	153,776
Dynamic Total Return Fund, Cl. Y	7,733,123	14,308	–	–	317,060	8,064,491	1.7	14,309
Global Stock Fund, Cl. Y	7,718,686	–	7,633,631	1,816,662	(1,901,717)	–	–	–
Total	272,007,118	66,635,865	73,042,223	2,689,283	24,152,419	292,442,462	62.6	8,029,906

See notes to financial statements

81

STATEMENT OF FUTURES
August 31, 2017

BNY Mellon International Appreciation Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized Appreciation ($)
Futures Long
MSCI EAFE Index	9	9/2017	860,101	870,660	10,559
Gross Unrealized Appreciation				10,559

See notes to financial statements.

82

STATEMENT OF OPTIONS WRITTEN
August 31, 2017

BNY Mellon Income Stock Fund
Description/ Expiration Date/ Exercise Price	Counterparty	Number of Contracts	Notional Amount ($)	Value ($)
Call Options:
Ameriprise Financial September 2017 @ 150	Goldman Sachs International	838	12,570,000	(1,676)
Apple October 2017 @ 175	Goldman Sachs International	378	6,615,000	(63,125)
Dow Chemical September 2017 @ 66.5	Goldman Sachs International	914	6,078,100	(59,410)
Texas Instruments September 2017 @ 85	Goldman Sachs International	738	6,273,000	(16,974)
Put Options:
American International Group September 2017 @ 60.5	Goldman Sachs International	160	968,000	(5,280)
Apple September 2017 @ 155	Goldman Sachs International	107	1,658,500	(6,099)
AT&T September 2017 @ 37.5	Goldman Sachs International	200	750,000	(7,200)
AT&T October 2017 @ 36	Goldman Sachs International	208	748,800	(9,360)
Bank of America September 2017 @ 24	Goldman Sachs International	435	1,044,000	(19,140)
Cisco Systems October 2017 @ 30	Goldman Sachs International	484	1,452,000	(9,196)
Citigroup September 2017 @ 67.5	Goldman Sachs International	147	992,250	(1,911)
Coca-Cola September 2017 @ 45	Goldman Sachs International	222	999,000	(5,328)
Comcast, Cl. A October 2017 @ 40	Goldman Sachs International	250	1,000,000	(21,500)
Corning September 2017 @ 28.5	Goldman Sachs International	351	1,000,350	(8,775)
Dow Chemical September 2017 @ 62.5	Goldman Sachs International	160	1,000,000	(1,600)
FirstEnergy September 2017 @ 32	Goldman Sachs International	43	137,600	(688)
FirstEnergy October 2017 @ 32	Goldman Sachs International	169	540,800	(8,873)
Goldman Sachs Group September 2017 @ 215	Goldman Sachs International	41	881,500	(3,280)
Hess September 2017 @ 35	Goldman Sachs International	111	388,500	(999)
Johnson & Johnson September 2017 @ 132	Goldman Sachs International	72	950,400	(1,440)
JPMorgan Chase & Co. September 2017 @ 90	Goldman Sachs International	111	999,000	(8,325)
Lamar Advertising, Cl. A September 2017 @ 62.5	Goldman Sachs International	109	681,250	(1,908)
Las Vegas Sands September 2017 @ 60	Goldman Sachs International	146	876,000	(4,964)
Merck & Co. September 2017 @ 60	Goldman Sachs International	80	480,000	(560)
Occidental Petroleum September 2017 @ 56.5	Goldman Sachs International	177	1,000,050	(2,832)
Omnicom Group October 2017 @ 70	Goldman Sachs International	71	497,000	(9,940)
Oracle September 2017 @ 48	Goldman Sachs International	275	1,320,000	(2,475)
Phillips 66 September 2017 @ 80.5	Goldman Sachs International	124	998,200	(2,790)

83

STATEMENT OF OPTIONS WRITTEN (continued)

BNY Mellon Income Stock Fund
Description/ Expiration Date/ Exercise Price	Counterparty	Number of Contracts	Notional Amount ($)	Value ($)
Put Options: (continued)
Prudential Financial September 2017 @ 100	Goldman Sachs International	48	480,000	(3,168)
Prudential Financial September 2017 @ 105	Goldman Sachs International	48	504,000	(14,592)
Raytheon September 2017 @ 160	Goldman Sachs International	63	1,008,000	(756)
United Technologies September 2017 @ 120	Goldman Sachs International	83	996,000	(14,940)
UnitedHealth Group September 2017 @ 190	Goldman Sachs International	79	1,501,000	(2,291)
Uniti Group September 2017 @ 22.5	Goldman Sachs International	537	1,208,250	(177,210)
Vulcan Materials September 2017 @ 110	Goldman Sachs International	91	1,001,000	(2,184)
Total Options Written (premiums received $579,741)				(500,789)

See notes to financial statements.

84

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS August 31, 2017

BNY Mellon Emerging Markets Fund
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation)($)
Northern Trust Bank
Hong Kong Dollars	10,165,592	United States Dollar	1,299,057	9/1/17	(64)
Gross Unrealized Depreciation					(64)

See notes to financial statements.

85

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2017

	BNY Mellon Large Cap Stock Fund	BNY Mellon Large Cap Market Opportunities Fund	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Assets ($):
Investments in securities—See Statements of Investments†
Unaffiliated issuers	287,600,009	33,253,422	228,080,350	1,183,689,603
Affiliated issuers	1,096,205	36,406,853	114,830,294	11,627,088
Cash	-	20,000	34,064	582,521
Dividends receivable	637,631	67,037	500,723	2,918,983
Receivable for shares of Beneficial Interest subscribed	27,700	15,000	2,971	246,046
Receivable for investment securities sold	-	73,905	191,984	-
Cash collateral held by broker—Note 4	-	-	-	29,464,523
Prepaid expenses	19,821	17,646	19,608	44,516
	289,381,366	69,853,863	343,659,994	1,228,573,280
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	186,426	37,405	166,710	718,464
Due to Administrator—Note 3(a)	30,356	3,557	24,377	129,456
Cash overdraft due to Custodian	321,179	-	-	-
Payable for shares of Beneficial Interest redeemed	172,979	32,453	107,590	891,537
Payable for investment securities purchased	-	56,323	147,198	-
Outstanding options written, at value††	-	-	-	500,789
Accrued expenses	41,479	37,164	44,721	70,859
	752,419	166,902	490,596	2,311,105
Net Assets ($)	288,628,947	69,686,961	343,169,398	1,226,262,175
Composition of Net Assets ($):
Paid-in capital	190,942,695	45,236,554	196,467,837	962,043,643
Accumulated undistributed investment income—net	-	137,607	1,602,702	2,349,664
Accumulated net realized gain (loss) on investments	29,999,422	8,488,533	29,353,739	59,898,804
Accumulated net unrealized appreciation (depreciation) on investments	67,686,830	15,824,267	115,745,120	201,891,112
Accumulated net unrealized appreciation (depreciation) on options transactions	-	-	-	78,952
Net Assets ($)	288,628,947	69,686,961	343,169,398	1,226,262,175
† Investments at cost ($)
Unaffiliated issuers	219,913,179	23,301,740	125,994,855	981,798,491
Affiliated issuers	1,096,205	30,534,268	101,170,669	11,627,088
†† Outstanding options premiums received ($) —See Statement of Options Written—Note 4	-	-	-	579,741
Net Asset Value Per Share
Class M
Net Assets ($)	278,535,819	68,786,232	336,658,515	1,185,723,123
Shares Outstanding	44,544,315	5,450,293	20,405,386	127,594,006
Net Asset Value Per Share ($)	6.25	12.62	16.50	9.29
Investor Shares
Net Assets ($)	10,093,128	900,729	6,510,883	28,204,431
Shares Outstanding	1,613,070	70,667	386,627	3,003,465
Net Asset Value Per Share ($)	6.26	12.75	16.84	9.39
Class A
Net Assets ($)	-	-	-	5,112,027
Shares Outstanding	-	-	-	549,802
Net Asset Value Per Share ($)	-	-	-	9.30
Class C
Net Assets ($)	-	-	-	1,143,094
Shares Outstanding	-	-	-	123,123
Net Asset Value Per Share ($)	-	-	-	9.28
Class I
Net Assets ($)	-	-	-	6,068,466
Shares Outstanding	-	-	-	652,837
Net Asset Value Per Share ($)	-	-	-	9.30
Class Y
Net Assets ($)	-	-	-	11,034
Shares Outstanding	-	-	-	1,188
Net Asset Value Per Share ($)	-	-	-	9.29

See notes to financial statements.

86

	BNY Mellon Mid Cap Multi-Strategy Fund	BNY Mellon Small Cap Multi-Strategy Fund	BNY Mellon Focused Equity Opportunities Fund	BNY Mellon Small/Mid Cap Multi-Strategy Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	2,831,270,303	515,933,092	487,757,678	323,941,076
Affiliated issuers	133,302,236	72,484,766	1,622,984	33,184,063
Cash	1,090,025	367,501	677,500	272,597
Receivable for investment securities sold	63,494,533	1,791,788	-	817,677
Dividends receivable	3,178,241	323,403	860,499	210,195
Receivable for shares of Beneficial Interest subscribed	852,633	203,672	522,500	18,077
Securities lending receivable	21,849	68,889	2,000	29,673
Prepaid expenses	34,217	22,097	24,326	26,759
	3,033,244,037	591,195,208	491,467,487	358,500,117
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	1,893,283	417,343	306,264	234,153
Due to Administrator—Note 3(a)	298,572	54,805	50,919	34,421
Liability for securities on loan—Note 1(c)	89,017,908	61,260,053	-	26,312,751
Payable for investment securities purchased	64,817,723	2,041,948	-	848,940
Payable for shares of Beneficial Interest redeemed	281,709	22,075	66,303	179,953
Accrued expenses	105,198	55,247	57,632	58,847
	156,414,393	63,851,471	481,118	27,669,065
Net Assets ($)	2,876,829,644	527,343,737	490,986,369	330,831,052
Composition of Net Assets ($):
Paid-in capital	2,035,330,834	409,147,954	316,539,658	253,470,453
Accumulated undistributed investment income—net	5,505,432	130,188	1,961,462	121,745
Accumulated net realized gain (loss) on investments	88,140,617	34,337,929	52,314,642	22,755,305
Accumulated net unrealized appreciation (depreciation) on investments	747,852,761	83,727,666	120,170,607	54,483,549
Net Assets ($)	2,876,829,644	527,343,737	490,986,369	330,831,052
† Investments at cost ($)
Unaffiliated issuers	2,083,417,542	432,205,426	367,587,071	269,457,527
Affiliated issuers	133,302,236	72,484,766	1,622,984	33,184,063
†† Value of securities on loan ($)	230,288,385	116,705,981	17,481,836	58,197,127
Net Asset Value Per Share
Class M
Net Assets ($)	2,788,132,906	507,702,500	485,039,803	327,603,681
Shares Outstanding	166,748,247	26,057,731	28,596,815	22,602,472
Net Asset Value Per Share ($)	16.72	19.48	16.96	14.49
Investor Shares
Net Assets ($)	88,696,738	19,641,237	5,946,566	3,227,371
Shares Outstanding	5,393,172	1,050,889	353,844	225,674
Net Asset Value Per Share ($)	16.45	18.69	16.81	14.30

See notes to financial statements.

87

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon International Fund	BNY Mellon Emerging Markets Fund	BNY Mellon International Appreciation Fund	BNY Mellon International Equity Income Fund	BNY Mellon Asset Allocation Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	1,073,726,435	911,511,850	76,335,681	362,705,434	174,598,654
Affiliated issuers	8,972,288	6,385,037	643,374	4,877,078	292,442,462
Cash	571,501	557,061	-	647,314	-
Cash denominated in foreign currency†††	2,735,487	4,590,589	-	761,092	-
Receivable for investment securities sold	5,423,093	1,159,520	248,232	-	663,602
Dividends receivable	4,327,175	1,169,703	226,008	1,889,405	216,113
Receivable for shares of Beneficial Interest subscribed	683,016	472,080	-	29,053	89,000
Securities lending receivable	-	469	-	-	208
Receivable for futures variation margin—Note 4	-	-	6,615	-	-
Interest receivable	-	-	-	-	440,239
Prepaid expenses and other assets	35,995	23,774	211,174	7,846	22,679
	1,096,474,990	925,870,083	77,671,084	370,917,222	468,472,957
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	896,266	1,146,283	40,583	353,564	78,544
Due to Administrator—Note 3(a)	114,588	93,996	8,061	38,161	17,130
Cash overdraft due to Custodian	-	-	8,730	-	394,518
Payable for shares of Beneficial Interest redeemed	807,029	103,132	10,000	509,502	217,323
Payable for investment securities purchased	-	1,298,992	250,435	-	823,832
Liability for securities on loan—Note 1(c)	-	425,984	-	-	-
Unrealized depreciation on forward foreign currency exchange contracts—Note 4	-	64	-	-	-
Accrued expenses	67,953	57,978	41,067	51,828	54,465
	1,885,836	3,126,429	358,876	953,055	1,585,812
Net Assets ($)	1,094,589,154	922,743,654	77,312,208	369,964,167	466,887,145
Composition of Net Assets ($):
Paid-in capital	1,539,761,916	1,106,807,155	121,760,781	361,868,315	384,524,072
Accumulated undistributed investment income—net	15,505,542	5,241,896	1,114,984	4,550,128	125,245
Accumulated net realized gain (loss) on investments	(567,003,965)	(446,915,751)	(30,119,795)	(42,862,445)	11,282,716
Accumulated net unrealized appreciation (depreciation) on investments	106,197,691	257,517,275	(15,454,321)	46,387,146	70,955,112
Accumulated net unrealized appreciation (depreciation) on foreign currency transactions	127,970	93,079	-	21,023	-
Accumulated net unrealized appreciation (depreciation) on futures	-	-	10,559	-	-
Net Assets ($)	1,094,589,154	922,743,654	77,312,208	369,964,167	466,887,145
† Investments at cost ($)
Unaffiliated issuers	967,528,744	653,994,575	91,790,002	316,318,288	152,152,369
Affiliated issuers	8,972,288	6,385,037	643,374	4,877,078	243,933,635
†† Value of securities on loan ($)	-	384,332	-	-	2,469,119
††† Cash denominated in foreign currency (cost) ($)	2,671,608	4,496,165	-	771,264	-
Net Asset Value Per Share
Class M
Net Assets ($)	1,076,444,094	904,774,115	75,884,718	367,829,336	460,142,304
Shares Outstanding	81,736,938	80,589,878	5,479,502	25,895,148	37,403,761
Net Asset Value Per Share ($)	13.17	11.23	13.85	14.20	12.30
Investor Shares
Net Assets ($)	18,145,060	17,969,539	1,427,490	2,134,831	6,744,841
Shares Outstanding	1,294,512	1,558,730	103,996	148,694	544,425
Net Asset Value Per Share ($)	14.02	11.53	13.73	14.36	12.39

See notes to financial statements.

88

STATEMENTS OF OPERATIONS
Year Ended August 31, 2017

	BNY Mellon Large Cap Stock Fund	BNY Mellon Large Cap Market Opportunities Fund	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	6,389,746	539,344	4,368,185	36,045,271
Affiliated issuers	7,952	503,703	1,514,842	132,393
Income from securities lending—Note 1(c)	15,984	566	5,371	50,354
Total Income	6,413,682	1,043,613	5,888,398	36,228,018
Expenses:
Investment advisory fee—Note 3(a)	1,976,411	305,269	1,803,932	7,633,376
Administration fee—Note 3(a)	378,500	44,310	290,520	1,461,649
Custodian fees—Note 3(b)	54,308	16,634	20,848	75,881
Professional fees	34,805	32,718	38,521	60,064
Registration fees	34,514	31,992	35,904	119,479
Shareholder servicing costs—Note 3(b)	25,057	2,111	14,843	59,083
Trustees’ fees and expenses—Note 3(c)	20,576	5,121	25,810	79,094
Prospectus and shareholders’ reports	15,893	12,277	12,369	14,348
Loan commitment fees—Note 2	7,651	1,907	6,320	27,748
Interest expense—Note 2	649	-	80	-
Distribution fees—Note 3(b)	-	-	-	4,796
Miscellaneous	25,992	26,247	28,546	30,902
Total Expenses	2,574,356	478,586	2,277,693	9,566,420
Less—reduction in expenses due to undertakings—Note 3(a)	-	-	-	(388)
Less—reduction in fees due to earnings credits—Note 3(b)	(88)	(19)	(67)	(772)
Net Expenses	2,574,268	478,567	2,277,626	9,565,260
Investment Income—Net	3,839,414	565,046	3,610,772	26,662,758
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	32,594,373	7,799,433	25,691,576	77,413,044
Affiliated issuers	-	791,113	2,341,654	-
Net realized gain (loss) on options transactions	-	-	-	(1,014,733)
Capital gain distributions from affiliated issuers	-	1,647,848	4,395,516	-
Net Realized Gain (Loss)	32,594,373	10,238,394	32,428,746	76,398,311
Net unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	8,923,695	(419,144)	13,073,513	28,259,521
Affiliated issuers	-	2,073,799	6,520,876	-
Net unrealized appreciation (depreciation) on options transactions	-	-	-	135,882
Net Unrealized Appreciation (Depreciation)	8,923,695	1,654,655	19,594,389	28,395,403
Net Realized and Unrealized Gain (Loss) on Investments	41,518,068	11,893,049	52,023,135	104,793,714
Net Increase in Net Assets Resulting from Operations	45,357,482	12,458,095	55,633,907	131,456,472

See notes to financial statements.

89

STATEMENTS OF OPERATIONS (continued)

	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund		BNY Mellon Focused Equity Opportunities Fund	BNY Mellon Small/Mid Cap Multi-Strategy Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	34,634,422	†	4,529,326	†	7,069,498	3,064,037	†
Affiliated issuers	265,090		55,935		9,214	27,816
Income from securities lending—Note 1(c)	727,519		552,412		9,702	236,098
Total Income	35,627,031		5,137,673		7,088,414	3,327,951
Expenses:
Investment advisory fee—Note 3(a)	19,870,024		4,060,675		3,116,084	2,407,608
Administration fee—Note 3(a)	3,297,320		594,565		554,011	399,565
Trustees’ fees and expenses—Note 3(c)	187,752		34,365		32,308	23,332
Shareholder servicing costs—Note 3(b)	185,999		44,550		13,005	4,387
Custodian fees—Note 3(b)	165,831		81,440		35,038	50,600
Professional fees	68,365		41,645		40,880	36,349
Loan commitment fees—Note 2	65,033		11,100		10,799	8,088
Registration fees	59,544		35,466		36,829	36,205
Prospectus and shareholders’ reports	30,944		17,014		12,940	20,010
Interest expense—Note 2	-		-		2,693	260
Miscellaneous	54,412		24,136		24,976	22,628
Total Expenses	23,985,224		4,944,956		3,879,563	3,009,032
Less—reduction in fees due to earnings credits—Note 3(b)	(1,645)		(685)		(57)	(175)
Net Expenses	23,983,579		4,944,271		3,879,506	3,008,857
Investment Income—Net	11,643,452		193,402		3,208,908	319,094
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	118,148,460		43,027,917		72,662,640	30,724,500
Net unrealized appreciation (depreciation) on investments	193,029,893		27,837,466		29,720,961	18,808,799
Net Realized and Unrealized Gain (Loss) on Investments	311,178,353		70,865,383		102,383,601	49,533,299
Net Increase in Net Assets Resulting from Operations	322,821,805		71,058,785		105,592,509	49,852,393
† Net of foreign taxes withheld at source ($)	43,555		24,553		-	20,801

See notes to financial statements.

90

	BNY Mellon International Fund		BNY Mellon Emerging Markets Fund		BNY Mellon International Appreciation Fund		BNY Mellon International Equity Income Fund		BNY Mellon Asset Allocation Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	26,766,677	†	16,439,767	†	2,165,086	†	13,782,354	†	2,104,091
Affiliated issuers	40,178		39,692		3,963		19,948		4,157,353
Interest	-		-		519		-		1,950,278
Income from securities lending—Note 1(c)	-		10,333		-		-		3,480
Total Income	26,806,855		16,489,792		2,169,568		13,802,302		8,215,202
Expenses:
Investment advisory fee—Note 3(a)	8,505,647		8,464,544		370,809		2,684,680		1,338,791
Administration fee—Note 3(a)	1,245,350		915,867		92,304		393,052		204,478
Custodian fees—Note 3(b)	344,349		655,556		14,465		198,337		22,505
Trustees’ fees and expenses—Note 3(c)	73,511		49,696		3,127		22,307		35,769
Professional fees	54,171		77,583		38,908		44,166		43,361
Registration fees	46,283		39,637		33,438		49,266		34,832
Shareholder servicing costs—Note 3(b)	37,307		37,545		4,299		5,038		15,093
Loan commitment fees—Note 2	26,267		17,738		1,626		6,810		7,687
Prospectus and shareholders’ reports	13,208		14,475		12,247		12,556		11,876
Interest expense—Note 2	2,351		1,669		376		96		58
ADR fees	-		-		90,302		-		-
Miscellaneous	51,801		47,819		27,524		40,502		42,387
Total Expenses	10,400,245		10,322,129		689,425		3,456,810		1,756,837
Less—reduction in expenses due to undertakings—Note 3(a)	-		-		-		-		(355,507)
Less—reduction in fees due to earnings credits—Note 3(b)	(139)		(345)		(787)		(40)		(40)
Net Expenses	10,400,106		10,321,784		688,638		3,456,770		1,401,290
Investment Income—Net	16,406,749		6,168,008		1,480,930		10,345,532		6,813,912
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	15,401,203		47,527,630		(542,467)		11,691,890		6,364,458
Affiliated issuers	-		-		-		-		2,689,283
Net realized gain (loss) on futures	-		-		110,932		-		-
Net realized gain (loss) on forward foreign currency exchange contracts	776,957		(299,864)		-		(166,979)		-
Capital gain distributions from affiliated issuers	-		-		-		-		3,872,553
Net Realized Gain (Loss)	16,178,160		47,227,766		(431,535)		11,524,911		12,926,294
Net unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	147,143,057		128,400,974		10,301,831		34,649,956		6,393,024
Affiliated issuers	-		-		-		-		24,152,419
Net unrealized appreciation (depreciation) on futures	-		-		4,805		-		-
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(14,546)		(64)		-		-		-
Net Unrealized Appreciation (Depreciation)	147,128,511		128,400,910		10,306,636		34,649,956		30,545,443
Net Realized and Unrealized Gain (Loss) on Investments	163,306,671		175,628,676		9,875,101		46,174,867		43,471,737
Net Increase in Net Assets Resulting from Operations	179,713,420		181,796,684		11,356,031		56,520,399		50,285,649
† Net of foreign taxes withheld at source ($)	2,757,559		2,000,466		217,619		1,727,776		-

See notes to financial statements.

91

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Large Cap Stock Fund		BNY Mellon Large Cap Market Opportunities Fund
	Year Ended August 31,		Year Ended August 31,
	2017	2016	2017	2016
Operations ($):
Investment income—net	3,839,414	5,115,523	565,046	958,944
Net realized gain (loss) on investments	32,594,373	10,190,516	10,238,394	9,494,738
Net unrealized appreciation (depreciation) on investments	8,923,695	12,033,907	1,654,655	(1,037,847)
Net Increase (Decrease) in Net Assets Resulting from Operations	45,357,482	27,339,946	12,458,095	9,415,835
Distributions to Shareholders from ($):
Investment income—net:
Class M	(3,551,397)	(5,038,864)	(1,152,978)	(993,839)
Investor Shares	(97,932)	(118,371)	(7,124)	(6,507)
Net realized gain on investments:
Class M	(11,731,752)	(35,063,742)	(8,206,774)	(20,163,560)
Investor Shares	(397,965)	(1,058,366)	(83,930)	(191,924)
Total Distributions	(15,779,046)	(41,279,343)	(9,450,806)	(21,355,830)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	18,032,405	72,557,074	3,142,900	9,388,484
Investor Shares	3,203,491	3,846,259	422,266	1,039,757
Distributions reinvested:
Class M	8,301,936	25,934,770	4,541,413	11,656,466
Investor Shares	477,188	1,037,543	59,851	73,976
Cost of shares redeemed:
Class M	(104,524,357)	(155,481,485)	(25,281,654)	(56,086,712)
Investor Shares	(4,354,112)	(4,424,986)	(300,399)	(1,412,753)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(78,863,449)	(56,530,825)	(17,415,623)	(35,340,782)
Total Increase (Decrease) in Net Assets	(49,285,013)	(70,470,222)	(14,408,334)	(47,280,777)
Net Assets ($):
Beginning of Period	337,913,960	408,384,182	84,095,295	131,376,072
End of Period	288,628,947	337,913,960	69,686,961	84,095,295
	-	17,929	137,607	703,655
Capital Share Transactions (Shares):
Class Ma
Shares sold	3,082,461	13,199,296	266,829	783,965
Shares issued for distributions reinvested	1,490,525	4,590,390	403,323	1,036,130
Shares redeemed	(17,925,467)	(27,226,111)	(2,121,253)	(4,747,498)
Net Increase (Decrease) in Shares Outstanding	(13,352,481)	(9,436,425)	(1,451,101)	(2,927,403)
Investor Shares[a]
Shares sold	549,469	673,728	34,826	85,223
Shares issued for distributions reinvested	85,149	183,641	5,273	6,524
Shares redeemed	(749,857)	(800,878)	(24,508)	(120,678)
Net Increase (Decrease) in Shares Outstanding	(115,239)	56,491	15,591	(28,931)

aDuring the period ended August 31, 2017, 519,256 Class M shares representing $3,023,178 were exchanged for 518,985 Investor shares for BNY Mellon Large Cap Stock Fund and 23,925 Class M shares representing $290,411 were exchanged for 23,802 Investor shares for BNY Mellon Large Cap Market Opportunities Fund. During the period ended August 31, 2016, 636,777 Class M shares representing $3,652,970 were exchanged for 636,737 Investor shares for BNY Mellon Large Cap Stock Fund and 85,779 Class M shares representing $1,039,758 were exchanged for 85,223 Investor shares for BNY Mellon Large Cap Market Opportunities Fund.

See notes to financial statements.

92

	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		BNY Mellon Income Stock Fund
	Year Ended August 31,		Year Ended August 31,
	2017	2016	2017	2016
Operations ($):
Investment income—net	3,610,772	4,420,418	26,662,758	25,977,403
Net realized gain (loss) on investments	32,428,746	14,410,535	76,398,311	32,390,508
Net unrealized appreciation (depreciation) on investments	19,594,389	16,401,411	28,395,403	85,478,472
Net Increase (Decrease) in Net Assets Resulting from Operations	55,633,907	35,232,364	131,456,472	143,846,383
Distributions to Shareholders from ($):
Investment income—net:
Class M	(5,084,395)	(3,971,525)	(24,231,708)	(25,629,571)
Investor Shares	(95,138)	(29,776)	(389,454)	(322,008)
Class A	-	-	(33,515)	(730)
Class C	-	-	(7,791)	(42)
Class I	-	-	(52,116)	(68)
Class Y	-	-	(227)	(68)
Net realized gain on investments:
Class M	(16,161,275)	(28,802,216)	(34,379,484)	(92,555,876)
Investor Shares	(340,491)	(294,305)	(575,328)	(1,309,191)
Class A	-	-	(12,719)	-
Class C	-	-	(8,853)	-
Class I	-	-	(640)	-
Class Y	-	-	(334)	-
Total Distributions	(21,681,299)	(33,097,822)	(59,692,169)	(119,817,554)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	13,793,845	20,063,224	222,593,274	190,055,326
Investor Shares	4,543,884	3,813,536	22,859,011	12,965,028
Class A	-	-	5,389,041	309,740
Class C	-	-	1,382,623	10,000
Class I	-	-	6,471,234	10,000
Class Y	-	-	-	10,000
Distributions reinvested:
Class M	14,463,851	26,042,120	20,256,708	48,835,055
Investor Shares	346,837	190,229	790,208	1,256,712
Class A	-	-	45,390	668
Class C	-	-	16,179	-
Class I	-	-	52,196	-
Cost of shares redeemed:
Class M	(69,907,179)	(105,105,070)	(195,706,156)	(271,832,105)
Investor Shares	(4,973,148)	(2,281,014)	(12,852,062)	(12,889,914)
Class A	-	-	(698,411)	(593)
Class C	-	-	(288,341)	-
Class I	-	-	(546,828)	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(41,731,910)	(57,276,975)	69,764,066	(31,270,083)
Total Increase (Decrease) in Net Assets	(7,779,302)	(55,142,433)	141,528,369	(7,241,254)
Net Assets ($):
Beginning of Period	350,948,700	406,091,133	1,084,733,806	1,091,975,060
End of Period	343,169,398	350,948,700	1,226,262,175	1,084,733,806
Undistributed investment income—net	1,602,702	3,174,531	2,349,664	426,403

93

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		BNY Mellon Income Stock Fund
	Year Ended August 31,		Year Ended August 31,
	2017	2016	2017	2016
Capital Share Transactions (Shares):
Class Ma
Shares sold	897,855	1,421,130	24,391,573	23,224,898
Shares issued for distributions reinvested	970,728	1,874,883	2,317,614	5,950,165
Shares redeemed	(4,486,873)	(7,597,018)	(21,563,169)	(32,488,848)
Net Increase (Decrease) in Shares Outstanding	(2,618,290)	(4,301,005)	5,146,018	(3,313,785)
Investor Shares[a]
Shares sold	282,595	263,036	2,493,510	1,541,996
Shares issued for distributions reinvested	22,773	13,406	88,605	151,361
Shares redeemed	(316,679)	(161,334)	(1,405,460)	(1,543,556)
Net Increase (Decrease) in Shares Outstanding	(11,311)	115,108	1,176,655	149,801
Class A
Shares sold	-	-	586,479	36,222
Shares issued for distributions reinvested	-	-	5,012	77
Shares redeemed	-	-	(77,920)	(68)
Net Increase (Decrease) in Shares Outstanding	-	-	513,571	36,231
Class C
Shares sold	-	-	151,491	1,188
Shares issued for distributions reinvested	-	-	1,817	-
Shares redeemed	-	-	(31,373)	-
Net Increase (Decrease) in Shares Outstanding	-	-	121,935	1,188
Class I
Shares sold	-	-	705,068	1,188
Shares issued for distributions reinvested	-	-	5,639	-
Shares redeemed	-	-	(59,058)	-
Net Increase (Decrease) in Shares Outstanding	-	-	651,649	1,188
Class Y
Shares sold	-	-	-	1,188
Net Increase (Decrease) in Shares Outstanding	-	-	-	1,188

a  During the period ended August 31, 2017, 318,522 Class M shares representing $4,977,043 were exchanged for 311,900 Investor shares for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and 1,715,659 Class M shares representing $15,610,562 were exchanged for 1,698,369 Investor shares for BNY Mellon Income Stock Fund. During the period ended August 31, 2016, 268,510 Class M shares representing $3,813,537 were exchanged for 263,036 Investor shares for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and 1,315,916 Class M shares representing $10,984,096 were exchanged for 1,303,790 Investor shares for BNY Mellon Income Stock Fund.

See notes to financial statements.

94

	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund
	Year Ended August 31,		Year Ended August 31,
	2017	2016	2017	2016
Operations ($):
Investment income—net	11,643,452	13,789,659	193,402	130,234
Net realized gain (loss) on investments	118,148,460	(2,304,821)	43,027,917	(1,214,105)
Net unrealized appreciation (depreciation) on investments	193,029,893	171,394,229	27,837,466	19,086,467
Net Increase (Decrease) in Net Assets Resulting from Operations	322,821,805	182,879,067	71,058,785	18,002,596
Distributions to Shareholders from ($):
Investment income—net:
Class M	(16,464,161)	(2,822,168)	-	-
Investor Shares	(331,178)	-	-	-
Net realized gain on investments:
Class M	(24,664,762)	(99,762,868)	(2,279,213)	(13,981,459)
Investor Shares	(718,775)	(2,536,473)	(91,392)	(530,824)
Total Distributions	(42,178,876)	(105,121,509)	(2,370,605)	(14,512,283)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	380,656,004	577,209,414	93,296,638	67,461,797
Investor Shares	53,158,637	31,216,038	8,529,859	5,682,428
Distributions reinvested:
Class M	15,655,601	53,692,955	1,304,414	8,441,422
Investor Shares	850,935	2,166,218	73,462	418,602
Cost of shares redeemed:
Class M	(313,953,735)	(473,433,640)	(42,999,303)	(57,867,164)
Investor Shares	(33,415,145)	(31,887,118)	(5,724,662)	(4,625,390)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	102,952,297	158,963,867	54,480,408	19,511,695
Total Increase (Decrease) in Net Assets	383,595,226	236,721,425	123,168,588	23,002,008
Net Assets ($):
Beginning of Period	2,493,234,418	2,256,512,993	404,175,149	381,173,141
End of Period	2,876,829,644	2,493,234,418	527,343,737	404,175,149
Undistributed (distributions in excess of) investment income (loss)—net	5,505,432	12,297,344	130,188	(155,182)
Capital Share Transactions (Shares):
Class Ma
Shares sold	23,907,927	41,588,266	4,974,843	4,430,097
Shares issued for distributions reinvested	1,008,088	3,922,057	70,054	550,647
Shares redeemed	(20,075,659)	(33,628,797)	(2,319,640)	(3,780,833)
Net Increase (Decrease) in Shares Outstanding	4,840,356	11,881,526	2,725,257	1,199,911
Investor Shares[a]
Shares sold	3,401,149	2,230,885	477,419	378,301
Shares issued for distributions reinvested	55,617	160,579	4,106	28,322
Shares redeemed	(2,135,663)	(2,270,938)	(319,385)	(310,626)
Net Increase (Decrease) in Shares Outstanding	1,321,103	120,526	162,140	95,997

a  During the period ended August 31, 2017, 2,973,607 Class M shares representing $47,210,458 were exchanged for 3,021,358 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund and 402,709 Class M shares representing $7,470,648 were exchanged for 419,262 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund. During the period ended August 31, 2016, 2,123,400 Class M shares representing $30,168,012 were exchanged for 2,155,326 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund and 292,734 Class M shares representing $4,524,411 were exchanged for 303,807 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund.

See notes to financial statements.

95

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Focused Equity Opportunities Fund		BNY Mellon Small/Mid Cap Multi-Strategy Fund
	Year Ended August 31,		Year Ended August 31,
	2017	2016	2017	2016
Operations ($):
Investment income—net	3,208,908	4,005,009	319,094	310,188
Net realized gain (loss) on investments	72,662,640	12,719,051	30,724,500	(4,171,001)
Net unrealized appreciation (depreciation) on investments	29,720,961	26,296,923	18,808,799	16,107,868
Net Increase (Decrease) in Net Assets Resulting from Operations	105,592,509	43,020,983	49,852,393	12,247,055
Distributions to Shareholders from ($):
Investment income—net:
Class M	(5,192,351)	(3,773,879)	(240,001)	(882,016)
Investor Shares	(57,844)	(44,480)	-	-
Net realized gain on investments:
Class M	(32,053,374)	(43,223,639)	(1,043,174)	(18,614,519)
Investor Shares	(434,697)	(741,578)	(3,739)	(99,692)
Total Distributions	(37,738,266)	(47,783,576)	(1,286,914)	(19,596,227)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	51,356,160	52,043,353	23,584,515	46,469,399
Investor Shares	4,965,899	5,906,819	3,740,966	4,776,272
Distributions reinvested:
Class M	20,715,198	27,138,539	783,850	13,917,271
Investor Shares	360,140	583,461	3,425	92,905
Cost of shares redeemed:
Class M	(88,313,144)	(202,413,999)	(45,763,907)	(92,311,040)
Investor Shares	(4,329,680)	(10,109,483)	(2,337,406)	(4,713,819)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(15,245,427)	(126,851,310)	(19,988,557)	(31,769,012)
Total Increase (Decrease) in Net Assets	52,608,816	(131,613,903)	28,576,922	(39,118,184)
Net Assets ($):
Beginning of Period	438,377,553	569,991,456	302,254,130	341,372,314
End of Period	490,986,369	438,377,553	330,831,052	302,254,130
Undistributed (distributions in excess of) investment income (loss)—net	1,961,462	4,002,749	121,745	(54,449)
Capital Share Transactions (Shares):
Class Ma
Shares sold	3,293,535	3,795,449	1,727,137	4,037,895
Shares issued for distributions reinvested	1,483,897	1,934,322	57,425	1,191,547
Shares redeemed	(5,861,544)	(14,333,540)	(3,350,090)	(7,782,695)
Net Increase (Decrease) in Shares Outstanding	(1,084,112)	(8,603,769)	(1,565,528)	(2,553,253)
Investor Shares[a]
Shares sold	331,171	422,614	264,995	412,467
Shares issued for distributions reinvested	25,984	41,855	254	8,023
Shares redeemed	(293,241)	(764,929)	(177,477)	(404,619)
Net Increase (Decrease) in Shares Outstanding	63,914	(300,460)	87,772	15,871

aDuring the period ended August 31, 2017, 324,024 Class M shares representing $4,898,429 were exchanged for 326,762 Investor shares for BNY Mellon Focused Equity Opportunities Fund and 240,045 Class M shares representing $3,420,916 were exchanged for 243,131 Investor shares for BNY Mellon Small/Mid Cap Multi-Strategy Fund. During the period ended August 31, 2016, 391,755 Class M shares representing $5,502,987 were exchanged for 394,747 Investor shares for BNY Mellon Focused Equity Opportunities Fund and 169,567 Class M shares representing $2,033,714 were exchanged for 171,228 Investor shares for BNY Mellon Small/Mid Cap Multi-Strategy Fund.

See notes to financial statements.

96

	BNY Mellon International Fund		BNY Mellon Emerging Markets Fund
	Year Ended August 31,		Year Ended August 31,
	2017	2016	2017	2016
Operations ($):
Investment income—net	16,406,749	16,614,498	6,168,008	8,520,792
Net realized gain (loss) on investments	16,178,160	(53,693,892)	47,227,766	(110,700,968)
Net unrealized appreciation (depreciation) on investments	147,128,511	20,246,908	128,400,910	182,867,352
Net Increase (Decrease) in Net Assets Resulting from Operations	179,713,420	(16,832,486)	181,796,684	80,687,176
Distributions to Shareholders from ($):
Investment income—net:
Class M	(18,946,155)	(14,863,929)	(5,176,429)	(7,819,971)
Investor Shares	(189,658)	(121,406)	(73,944)	(55,653)
Total Distributions	(19,135,813)	(14,985,335)	(5,250,373)	(7,875,624)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	151,215,147	380,266,326	167,463,648	147,194,029
Investor Shares	26,987,645	12,900,286	23,745,116	8,661,487
Distributions reinvested:
Class M	3,602,325	3,494,971	1,034,878	1,547,745
Investor Shares	152,750	95,702	68,623	49,972
Cost of shares redeemed:
Class M	(243,709,088)	(350,168,168)	(130,130,682)	(635,316,728)
Investor Shares	(23,542,043)	(15,143,480)	(20,898,496)	(15,682,704)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(85,293,264)	31,445,637	41,283,087	(493,546,199)
Total Increase (Decrease) in Net Assets	75,284,343	(372,184)	217,829,398	(420,734,647)
Net Assets ($):
Beginning of Period	1,019,304,811	1,019,676,995	704,914,256	1,125,648,903
End of Period	1,094,589,154	1,019,304,811	922,743,654	704,914,256
Undistributed investment income—net	15,505,542	16,013,632	5,241,896	5,002,369
Capital Share Transactions (Shares):
Class Ma
Shares sold	12,825,198	34,356,918	17,330,357	18,947,324
Shares issued for distributions reinvested	329,884	309,563	122,181	198,429
Shares redeemed	(21,256,636)	(31,873,355)	(14,245,310)	(80,717,669)
Net Increase (Decrease) in Shares Outstanding	(8,101,554)	2,793,126	3,207,228	(61,571,916)
Investor Shares[a]
Shares sold	2,148,295	1,096,410	2,432,256	1,046,704
Shares issued for distributions reinvested	13,123	7,962	7,879	6,231
Shares redeemed	(1,835,955)	(1,280,320)	(2,105,403)	(1,914,124)
Net Increase (Decrease) in Shares Outstanding	325,463	(175,948)	334,732	(861,189)

a  During the period ended August 31, 2017, 1,245,106 Class M shares representing $14,769,885 were exchanged for 1,169,756 Investor shares for BNY Mellon International Fund and 1,373,819 Class M shares representing $13,052,484 were exchanged for 1,337,426 Investor shares for BNY Mellon Emerging Markets Fund. During the period ended August 31, 2016, 1,092,642 Class M shares representing $12,065,116 were exchanged for 1,027,945 Investor shares for BNY Mellon International Fund and 1,029,819 Class M shares representing $8,297,400 were exchanged for 1,003,808 Investor shares for BNY Mellon Emerging Markets Fund.

See notes to financial statements.

97

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon International Appreciation Fund		BNY Mellon International Equity Income Fund
	Year Ended August 31,		Year Ended August 31,
	2017	2016	2017	2016
Operations ($):
Investment income—net	1,480,930	1,915,822	10,345,532	7,336,840
Net realized gain (loss) on investments	(431,535)	(2,268,175)	11,524,911	(16,180,279)
Net unrealized appreciation (depreciation) on investments	10,306,636	(757,479)	34,649,956	27,137,709
Net Increase (Decrease) in Net Assets Resulting from Operations	11,356,031	(1,109,832)	56,520,399	18,294,270
Distributions to Shareholders from ($):
Investment income—net:
Class M	(1,926,533)	(2,143,484)	(9,852,699)	(6,886,640)
Investor Shares	(28,462)	(101,316)	(15,224)	(29,990)
Total Distributions	(1,954,995)	(2,244,800)	(9,867,923)	(6,916,630)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	4,948,545	4,846,450	92,375,228	139,885,306
Investor Shares	221,820	125,002	13,395,013	1,225,206
Distributions reinvested:
Class M	130,124	137,561	2,615,445	1,942,320
Investor Shares	27,294	100,982	8,911	6,578
Cost of shares redeemed:
Class M	(12,276,860)	(28,911,787)	(55,937,132)	(153,655,524)
Investor Shares	(3,395,282)	(677,068)	(12,519,547)	(3,430,287)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(10,344,359)	(24,378,860)	39,937,918	(14,026,401)
Total Increase (Decrease) in Net Assets	(943,323)	(27,733,492)	86,590,394	(2,648,761)
Net Assets ($):
Beginning of Period	78,255,531	105,989,023	283,373,773	286,022,534
End of Period	77,312,208	78,255,531	369,964,167	283,373,773
Undistributed investment income—net	1,114,984	1,572,619	4,550,128	2,689,974
Capital Share Transactions (Shares):
Class Ma
Shares sold	389,152	404,809	7,185,399	11,929,496
Shares issued for distributions reinvested	10,962	11,570	204,949	166,343
Shares redeemed	(982,512)	(2,427,127)	(4,378,738)	(12,952,594)
Net Increase (Decrease) in Shares Outstanding	(582,398)	(2,010,748)	3,011,610	(856,755)
Investor Shares[a]
Shares sold	18,186	11,046	1,013,608	102,872
Shares issued for distributions reinvested	2,315	8,579	700	555
Shares redeemed	(278,469)	(59,284)	(926,932)	(286,295)
Net Increase (Decrease) in Shares Outstanding	(257,968)	(39,659)	87,376	(182,868)

aDuring the period ended August 31, 2017, 17,879 Class M shares representing $220,375 were exchanged for 18,066 Investor shares for BNY Mellon International Appreciation Fund and 225,273 Class M shares representing $2,972,782 were exchanged for 222,915 Investor shares for BNY Mellon International Equity Income Fund. During the period ended August 31, 2016, 103,388 Class M shares representing $1,221,348 were exchanged for 102,528 Investor shares for NY Mellon International Equity Income Fund.

See notes to financial statements.

98

	BNY Mellon Asset Allocation Fund
	Year Ended August 31,
	2017	2016
Operations ($):
Investment income—net	6,813,912	6,847,325
Net realized gain (loss) on investments	12,926,294	4,476,666
Net unrealized appreciation (depreciation) on investments	30,545,443	11,159,883
Net Increase (Decrease) in Net Assets Resulting from Operations	50,285,649	22,483,874
Distributions to Shareholders from ($):
Investment income—net:
Class M	(7,721,467)	(7,375,237)
Investor Shares	(88,101)	(88,615)
Net realized gain on investments:
Class M	(3,794,493)	(22,663,275)
Investor Shares	(47,678)	(306,583)
Total Distributions	(11,651,739)	(30,433,710)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	24,788,099	40,469,197
Investor Shares	5,291,045	2,117,131
Distributions reinvested:
Class M	3,609,322	18,961,989
Investor Shares	126,112	365,940
Cost of shares redeemed:
Class M	(50,789,034)	(74,573,494)
Investor Shares	(4,302,297)	(3,684,506)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(21,276,753)	(16,343,743)
Total Increase (Decrease) in Net Assets	17,357,157	(24,293,579)
Net Assets ($):
Beginning of Period	449,529,988	473,823,567
End of Period	466,887,145	449,529,988
Undistributed investment income—net	125,245	429,889
Capital Share Transactions (Shares):
Class Ma
Shares sold	2,119,243	3,665,671
Shares issued for distributions reinvested	319,341	1,737,267
Shares redeemed	(4,348,773)	(6,706,655)
Net Increase (Decrease) in Shares Outstanding	(1,910,189)	(1,303,717)
Investor Shares[a]
Shares sold	450,242	192,637
Shares issued for distributions reinvested	10,946	33,220
Shares redeemed	(367,506)	(326,994)
Net Increase (Decrease) in Shares Outstanding	93,682	(101,137)

aDuring the period ended August 31, 2017, 430,765 Class M shares representing $5,025,248 were exchanged for 427,759 Investor shares for BNY Mellon Asset Allocation Fund.
See notes to financial statements.

99

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Class M
	Year Ended August 31,
BNY Mellon Large Cap Stock Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	5.67	5.92	7.15	9.97	9.17
Investment Operations:
Investment income—net [a]	.07	.08	.09	.09	.12
Net realized and unrealized gain (loss) on investments	.81	.34	(.04)	1.88	1.21
Total from Investment Operations	.88	.42	.05	1.97	1.33
Distributions:
Dividends from investment income—net	(.07)	(.08)	(.08)	(.10)	(.12)
Dividends from net realized gain on investments	(.23)	(.59)	(1.20)	(4.69)	(.41)
Total Distributions	(.30)	(.67)	(1.28)	(4.79)	(.53)
Net asset value, end of period	6.25	5.67	5.92	7.15	9.97
Total Return (%)	16.12	7.31	.12	26.27	15.16
Ratios/Supplemental Data (%)
Ratio of total expenses to average net assets	.84	.83	.81	.81	.80
Ratio of net expenses to average net assets	.84	.83	.81	.81	.80
Ratio of net investment income to average net assets	1.27	1.44	1.32	1.20	1.23
Portfolio Turnover	46.36	49.82	52.80	142.41	50.96
Net Assets, end of period ($ x 1,000)	278,536	328,113	398,485	468,446	732,612

a Based on average shares outstanding.

See notes to financial statements.

100

	Investor Shares
	Year Ended August 31,
BNY Mellon Large Cap Stock Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	5.67	5.92	7.15	9.97	9.17
Investment Operations:
Investment income—net [a]	.06	.07	.07	.07	.09
Net realized and unrealized gain (loss) on investments	.82	.34	(.03)	1.88	1.21
Total from Investment Operations	.88	.41	.04	1.95	1.30
Distributions:
Dividends from investment income—net	(.06)	(.07)	(.07)	(.08)	(.09)
Dividends from net realized gain on investments	(.23)	(.59)	(1.20)	(4.69)	(.41)
Total Distributions	(.29)	(.66)	(1.27)	(4.77)	(.50)
Net asset value, end of period	6.26	5.67	5.92	7.15	9.97
Total Return (%)	16.02	7.04	(.13)	25.96	14.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09	1.08	1.06	1.06	1.06
Ratio of net expenses to average net assets	1.09	1.08	1.06	1.06	1.06
Ratio of net investment income to average net assets	1.02	1.18	1.08	.93	.99
Portfolio Turnover Rate	46.36	49.82	52.80	142.41	50.96
Net Assets, end of period ($ x 1,000)	10,093	9,801	9,900	12,672	20,165

a Based on average shares outstanding.

See notes to financial statements.

101

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.09	13.25	16.21	14.21	12.16
Investment Operations:
Investment income—net [a]	.09	.11	.11	.11	.10
Net realized and unrealized gain (loss) on investments	1.98	1.08	(.28)	3.13	2.03
Total from Investment Operations	2.07	1.19	(.17)	3.24	2.13
Distributions:
Dividends from investment income—net	(.19)	(.11)	(.25)	(.18)	(.08)
Dividends from net realized gain on investments	(1.35)	(2.24)	(2.54)	(1.06)	-
Total Distributions	(1.54)	(2.35)	(2.79)	(1.24)	(.08)
Net asset value, end of period	12.62	12.09	13.25	16.21	14.21
Total Return (%)	18.68	10.27	(1.72)	23.67	17.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	.66	.60	.53	.53	.79
Ratio of net expenses to average net assets [b]	.66	.60	.53	.53	.79
Ratio of net investment income to average net assets [b]	.78	.92	.78	.69	.76
Portfolio Turnover	30.26	19.43	30.75	26.42	78.41
Net Assets, end of period ($ x 1,000)	68,786	83,425	130,257	192,209	216,116

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

102

	Investor Shares
	Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.16	13.32	16.29	14.28	12.25
Investment Operations:
Investment income—net [a]	.05	.09	.07	.06	.07
Net realized and unrealized gain (loss) on investments	2.00	1.07	(.28)	3.17	2.04
Total from Investment Operations	2.05	1.16	(.21)	3.23	2.11
Distributions:
Dividends from investment income—net	(.11)	(.08)	(.22)	(.16)	(.08)
Dividends from net realized gain on investments	(1.35)	(2.24)	(2.54)	(1.06)	-
Total Distributions	(1.46)	(2.32)	(2.76)	(1.22)	(.08)
Net asset value, end of period	12.75	12.16	13.32	16.29	14.28
Total Return (%)	18.41	9.90	(1.99)	23.54	17.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	.91	.84	.79	.81	1.05
Ratio of net expenses to average net assets [b]	.91	.84	.79	.81	1.05
Ratio of net investment income to average net assets [b]	.44	.76	.50	.45	.48
Portfolio Turnover	30.26	19.43	30.75	26.42	78.41
Net Assets, end of period ($ x 1,000)	901	670	1,119	631	103

a  Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

103

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	14.98	14.71	17.12	14.45	12.50
Investment Operations:
Investment income—net [a]	.16	.17	.16	.15	.13
Net realized and unrealized gain (loss) on investments	2.31	1.33	(.23)	3.22	1.93
Total from Investment Operations	2.47	1.50	(.07)	3.37	2.06
Distributions:
Dividends from investment income—net	(.23)	(.15)	(.26)	(.20)	(.11)
Dividends from net realized gain on investments	(.72)	(1.08)	(2.08)	(.50)	—
Total Distributions	(.95)	(1.23)	(2.34)	(.70)	(.11)
Net asset value, end of period	16.50	14.98	14.71	17.12	14.45
Total Return (%)	17.13	10.86	(.94)	23.82	16.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	.65	.64	.61	.61	.79
Ratio of net expenses to average net assets [b]	.65	.64	.61	.61	.79
Ratio of net investment income to average net assets [b]	1.05	1.19	.99	.95	.97
Portfolio Turnover	24.05	13.81	20.63	13.01	82.04
Net Assets, end of period ($ x 1,000)	336,659	344,867	401,855	474,496	638,085

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

104

	Investor Shares
	Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	15.28	14.98	17.40	14.64	12.41
Investment Operations:
Investment income—net [a]	.13	.14	.12	.08	.13
Net realized and unrealized gain (loss) on investments	2.35	1.35	(.23)	3.30	2.10
Total from Investment Operations	2.48	1.49	(.11)	3.38	2.23
Distributions:
Dividends from investment income—net	(.20)	(.11)	(.23)	(.12)	—
Dividends from net realized gain on investments	(.72)	(1.08)	(2.08)	(.50)	—
Total Distributions	(.92)	(1.19)	(2.31)	(.62)	—
Net asset value, end of period	16.84	15.28	14.98	17.40	14.64
Total Return (%)	16.87	10.56	(1.19)	23.47	17.97
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	.90	.89	.86	.87	1.05
Ratio of net expenses to average net assets [b]	.90	.89	.86	.87	1.03
Ratio of net investment income to average net assets [b]	.81	.97	.74	.53	.89
Portfolio Turnover Rate	24.05	13.81	20.63	13.01	82.04
Net Assets, end of period ($ x 1,000)	6,511	6,081	4,237	3,859	1,196

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

105

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Income Stock Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	8.72	8.57	9.94	8.39	6.99
Investment Operations:
Investment income—net [a]	.21	.21	.19	.19	.24
Net realized and unrealized gain (loss) on investments	.83	.94	(.38)	1.86	1.41
Total From Investment Operations	1.04	1.15	(.19)	2.05	1.65
Distributions:
Dividends from investment income—net	(.19)	(.21)	(.19)	(.19)	(.24)
Dividends from net realized gain on investments	(.28)	(.79)	(.99)	(.31)	(.01)
Total Distributions	(.47)	(1.00)	(1.18)	(.50)	(.25)
Net asset value, end of period	9.29	8.72	8.57	9.94	8.39
Total Return (%)	12.33	14.33	(2.28)	25.17	24.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.81	.80	.80	.81
Ratio of net expenses to average net assets	.81	.81	.80	.80	.81
Ratio of net investment income to average net assets	2.28	2.54	2.06	2.08	3.03
Portfolio Turnover	52.66	54.31	65.75	57.74	41.79
Net Assets, end of period ($ x 1,000)	1,185,723	1,068,292	1,077,496	1,254,622	981,444

a Based on average shares outstanding.

See notes to financial statements.

106

	Investor Shares
	Year Ended August 31,
BNY Mellon Income Stock Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	8.81	8.63	10.02	8.45	7.04
Investment Operations:
Investment income—net [a]	.19	.19	.17	.16	.22
Net realized and unrealized gain (loss) on investments	.84	.97	(.40)	1.89	1.43
Total from Investment Operations	1.03	1.16	(.23)	2.05	1.65
Distributions:
Dividends from investment income—net	(.17)	(.19)	(.17)	(.17)	(.23)
Dividends from net realized gain on investments	(.28)	(.79)	(.99)	(.31)	(.01)
Total Distributions	(.45)	(.98)	(1.16)	(.48)	(.24)
Net asset value, end of period	9.39	8.81	8.63	10.02	8.45
Total Return (%)	12.02	14.14	(2.64)	24.75	23.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.06	1.05	1.07	1.06
Ratio of net expenses to average net assets	1.06	1.06	1.05	1.07	1.06
Ratio of net investment income to average net assets	2.03	2.27	1.81	1.74	2.80
Portfolio Turnover Rate	52.66	54.31	65.75	57.74	41.79
Net Assets, end of period ($ x 1,000)	28,204	16,094	14,479	13,913	2,809

a Based on average shares outstanding.

See notes to financial statements.

107

FINANCIAL HIGHLIGHTS (continued)

	Class A
	Year Ended August 31,
BNY Mellon Income Stock Fund	2017	2016	[a]
Per Share Data ($):
Net asset value, beginning of period	8.72	8.42
Investment Operations:
Investment income—net [b]	.17	.05
Net realized and unrealized gain (loss) on investments	.86	.30
Total from Investment Operations	1.03	.35
Distributions:
Dividends from investment income—net	(.17)	(.05)
Dividends from net realized gain on investments	(.28)	—
Total Distributions	(.45)	(.05)
Net asset value, end of period	9.30	8.72
Total Return (%) [c]	12.18	4.19	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.15	[e]
Ratio of net expenses to average net assets	1.10	1.15	[e]
Ratio of net investment income to average net assets	2.01	1.96	[e]
Portfolio Turnover Rate	52.66	54.31
Net Assets, end of period ($ x 1,000)	5,112	316

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

108

	Class C
	Year Ended August 31,
BNY Mellon Income Stock Fund	2017	2016	[a]
Per Share Data ($):
Net asset value, beginning of period	8.72	8.42
Investment Operations:
Investment income—net [b]	.12	.04
Net realized and unrealized gain (loss) on investments	.83	.30
Total from Investment Operations	.95	.34
Distributions:
Dividends from investment income—net	(.11)	(.04)
Dividends from net realized gain on investments	(.28)	—
Total Distributions	(.39)	(.04)
Net asset value, end of period	9.28	8.72
Total Return (%) [c]	11.22	4.00	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.85	1.85	[e]
Ratio of net expenses to average net assets	1.81	1.85	[e]
Ratio of net investment income to average net assets	1.30	1.69	[e]
Portfolio Turnover Rate	52.66	54.31
Net Assets, end of period ($ x 1,000)	1,143	10

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

109

FINANCIAL HIGHLIGHTS (continued)

	Class I
	Year Ended August 31,
BNY Mellon Income Stock Fund	2017	2016	[a]
Per Share Data ($):
Net asset value, beginning of period	8.72	8.42
Investment Operations:
Investment income—net [b]	.21	.06
Net realized and unrealized gain (loss) on investments	.84	.30
Total from Investment Operations	1.05	.36
Distributions:
Dividends from investment income—net	(.19)	(.06)
Dividends from net realized gain on investments	(.28)	—
Total Distributions	(.47)	(.06)
Net asset value, end of period	9.30	8.72
Total Return (%)	12.44	4.26	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.86	[d]
Ratio of net expenses to average net assets	.85	.86	[d]
Ratio of net investment income to average net assets	2.30	2.71	[d]
Portfolio Turnover Rate	52.66	54.31
Net Assets, end of period ($ x 1,000)	6,068	10

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

110

	Class Y
	Year Ended August 31,
BNY Mellon Income Stock Fund	2017	2016	[a]
Per Share Data ($):
Net asset value, beginning of period	8.72	8.42
Investment Operations:
Investment income—net [b]	.21	.06
Net realized and unrealized gain (loss) on investments	.83	.30
Total from Investment Operations	1.04	.36
Distributions:
Dividends from investment income—net	(.19)	(.06)
Dividends from net realized gain on investments	(.28)	—
Total Distributions	(.47)	(.06)
Net asset value, end of period	9.29	8.72
Total Return (%)	12.33	4.26	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.86	[d]
Ratio of net expenses to average net assets	.81	.86	[d]
Ratio of net investment income to average net assets	2.27	2.71	[d]
Portfolio Turnover Rate	52.66	54.31
Net Assets, end of period ($ x 1,000)	11	10

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

111

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	15.03	14.66	15.58	13.33	11.65
Investment Operations:
Investment income—net [a]	.07	.08	.05	.05	.07
Net realized and unrealized gain (loss) on investments	1.88	.96	(.04)	2.94	2.60
Total from Investment Operations	1.95	1.04	.01	2.99	2.67
Distributions:
Dividends from investment income—net	(.10)	(.02)	(.04)	(.05)	(.03)
Dividends from net realized gain on investments	(.16)	(.65)	(.89)	(.69)	(.96)
Total Distributions	(.26)	(.67)	(.93)	(.74)	(.99)
Net asset value, end of period	16.72	15.03	14.66	15.58	13.33
Total Return (%)	13.12	7.51	.15	23.09	24.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.90	.90	.90	.92
Ratio of net expenses to average net assets	.90	.90	.90	.90	.92
Ratio of net investment income to average net assets	.45	.60	.29	.33	.59
Portfolio Turnover	62.81	74.68	73.87	53.63	106.59
Net Assets, end of period ($ x 1,000)	2,788,133	2,433,012	2,199,395	1,922,073	1,572,562

a Based on average shares outstanding.

See notes to financial statements.

112

	Investor Shares
	Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	14.79	14.45	15.37	13.17	11.52
Investment Operations:
Investment income—net [a]	.03	.05	.01	.01	.04
Net realized and unrealized gain (loss) on investments	1.86	.94	(.03)	2.91	2.57
Total from Investment Operations	1.89	.99	(.02)	2.92	2.61
Distributions:
Dividends from investment income—net	(.07)	—	(.01)	(.03)	—
Dividends from net realized gain on investments	(.16)	(.65)	(.89)	(.69)	(.96)
Total Distributions	(.23)	(.65)	(.90)	(.72)	(.96)
Net asset value, end of period	16.45	14.79	14.45	15.37	13.17
Total Return (%)	12.89	7.26	(.08)	22.74	24.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	1.15	1.15	1.15	1.17
Ratio of net expenses to average net assets	1.15	1.15	1.15	1.15	1.17
Ratio of net investment income to average net assets	.20	.34	.04	.08	.37
Portfolio Turnover Rate	62.81	74.68	73.87	53.63	106.59
Net Assets, end of period ($ x 1,000)	88,697	60,222	57,118	52,447	29,639

a Based on average shares outstanding.

See notes to financial statements.

113

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	16.71	16.65	17.18	14.78	11.53
Investment Operations:
Investment income (loss)—net [a]	.01	.01	(.02)	(.04)	.01
Net realized and unrealized gain (loss) on investments	2.86	.68	.25	2.44	3.27
Total from Investment Operations	2.87	.69	.23	2.40	3.28
Distributions:
Dividends from investment income—net	—	—	—	—	(.03)
Dividends from net realized gain on investments	(.10)	(.63)	(.76)	—	—
Total Distributions	(.10)	(.63)	(.76)	—	(.03)
Net asset value, end of period	19.48	16.71	16.65	17.18	14.78
Total Return (%)	17.19	4.46	1.33	16.24	28.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.05	1.03	1.03	1.05
Ratio of net expenses to average net assets	1.03	1.05	1.03	1.03	1.05
Ratio of net investment income (loss) to average net assets	.05	.04	(.14)	(.21)	.09
Portfolio Turnover	75.82	101.40	90.30	92.86	128.11
Net Assets, end of period ($ x 1,000)	507,703	389,890	368,428	347,613	299,415

a Based on average shares outstanding.

See notes to financial statements.

114

	Investor Shares
	Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	16.07	16.08	16.65	14.36	11.21
Investment Operations:
Investment (loss)—net [a]	(.04)	(.03)	(.06)	(.07)	(.02)
Net realized and unrealized gain (loss) on investments	2.76	.65	.25	2.36	3.17
Total from Investment Operations	2.72	.62	.19	2.29	3.15
Distributions:
Dividends from investment income—net	—	—	—	—	—
Dividends from net realized gain on investments	(.10)	(.63)	(.76)	—	—
Total Distributions	(.10)	(.63)	(.76)	—	—
Net asset value, end of period	18.69	16.07	16.08	16.65	14.36
Total Return (%)	16.94	4.17	1.13	15.95	28.10
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28	1.30	1.28	1.28	1.30
Ratio of net expenses to average net assets	1.28	1.30	1.28	1.28	1.30
Ratio of net investment (loss) to average net assets	(.20)	(.21)	(.39)	(.46)	(.16)
Portfolio Turnover Rate	75.82	101.40	90.30	92.86	128.11
Net Assets, end of period ($ x 1,000)	19,641	14,285	12,745	11,485	8,472

a Based on average shares outstanding.

See notes to financial statements.

115

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	14.63	14.66	18.30	15.24	13.08
Investment Operations:
Investment income—net [a]	.11	.12	.12	.11	.16
Net realized and unrealized gain (loss) on investments	3.56	1.20	(.69)	4.31	2.12
Total from Investment Operations	3.67	1.32	(.57)	4.42	2.28
Distributions:
Dividends from investment income—net	(.19)	(.11)	(.10)	(.14)	(.12)
Dividends from net realized gain on investments	(1.15)	(1.24)	(2.97)	(1.22)	-
Total Distributions	(1.34)	(1.35)	(3.07)	(1.36)	(.12)
Net asset value, end of period	16.96	14.63	14.66	18.30	15.24
Total Return (%)	27.04	9.39	(3.82)	30.54	17.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87	.87	.85	.85	.86
Ratio of net expenses to average net assets	.87	.87	.85	.85	.86
Ratio of net investment income to average net assets	.72	.83	.73	.65	1.12
Portfolio Turnover	62.39	48.25	74.72	76.48	77.03
Net Assets, end of period ($ x 1,000)	485,040	434,171	561,399	674,222	539,019

a Based on average shares outstanding.

See notes to financial statements.

116

	Investor Shares
	Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	14.51	14.55	18.20	15.18	13.05
Investment Operations:
Investment income—net [a]	.07	.08	.08	.06	.12
Net realized and unrealized gain (loss) on investments	3.53	1.19	(.69)	4.30	2.10
Total from Investment Operations	3.60	1.27	(.61)	4.36	2.22
Distributions:
Dividends from investment income—net	(.15)	(.07)	(.07)	(.12)	(.09)
Dividends from net realized gain on investments	(1.15)	(1.24)	(2.97)	(1.22)	-
Total Distributions	(1.30)	(1.31)	(3.04)	(1.34)	(.09)
Net asset value, end of period	16.81	14.51	14.55	18.20	15.18
Total Return (%)	26.75	9.13	(4.05)	30.18	17.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12	1.12	1.11	1.11	1.13
Ratio of net expenses to average net assets	1.12	1.12	1.11	1.11	1.13
Ratio of net investment income to average net assets	.49	.59	.47	.36	.90
Portfolio Turnover	62.39	48.25	74.72	76.48	77.03
Net Assets, end of period ($ x 1,000)	5,947	4,206	8,593	3,569	979

a Based on average shares outstanding.

See notes to financial statements.

117

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.44	12.72	16.98	15.09	12.99
Investment Operations:
Investment income (loss)—net [a]	.01	.01	(.01)	.07	.12
Net realized and unrealized gain (loss) on investments	2.09	.50	.10	2.82	2.19
Total from Investment Operations	2.10	.51	.09	2.89	2.31
Distributions:
Dividends from investment income—net	(.01)	(.04)	-	(.08)	(.21)
Dividends from net realized gain on investments	(.04)	(.75)	(4.35)	(.92)	-
Total Distributions	(.05)	(.79)	(4.35)	(1.00)	(.21)
Net asset value, end of period	14.49	12.44	12.72	16.98	15.09
Total Return (%)	16.94	4.35	1.71	19.84	18.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.95	.94	.91	.92
Ratio of net expenses to average net assets	.94	.95	.94	.91	.92
Ratio of net investment income (loss) to average net assets	.10	.10	(.08)	.46	.83
Portfolio Turnover	79.45	99.45	110.79	144.87	169.30
Net Assets, end of period ($ x 1,000)	327,604	300,557	339,836	411,334	464,031

a Based on average shares outstanding.

See notes to financial statements.

118

	Investor Shares
	Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.31	12.59	16.88	15.02	12.94
Investment Operations:
Investment income (loss)—net [a]	(.02)	(.01)	(.04)	(.00)[b]	.09
Net realized and unrealized gain (loss) on investments	2.05	.48	.10	2.84	2.17
Total from Investment Operations	2.03	.47	.06	2.84	2.26
Distributions:
Dividends from investment income—net	-	-	-	(.06)	(.18)
Dividends from net realized gain on investments	(.04)	(.75)	(4.35)	(.92)	-
Total Distributions	(.04)	(.75)	(4.35)	(.98)	(.18)
Net asset value, end of period	14.30	12.31	12.59	16.88	15.02
Total Return (%)	16.55	4.08	1.48	19.53	17.65
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19	1.20	1.19	1.17	1.17
Ratio of net expenses to average net assets	1.19	1.20	1.19	1.17	1.17
Ratio of net investment income (loss) to average net assets	(.17)	(.11)	(.32)	(.03)	.64
Portfolio Turnover	79.45	99.45	110.79	144.87	169.30
Net Assets, end of period ($ x 1,000)	3,227	1,697	1,536	3,088	439

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

119

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon International Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.22	11.55	12.72	11.14	9.29
Investment Operations:
Investment income—net [a]	.19	.18	.18	.21	.19
Net realized and unrealized gain (loss) on investments	1.98	(.35)	(1.16)	1.57	1.98
Total from Investment Operations	2.17	(.17)	(.98)	1.78	2.17
Distributions:
Dividends from investment income—net	(.22)	(.16)	(.19)	(.20)	(.32)
Net asset value, end of period	13.17	11.22	11.55	12.72	11.14
Total Return (%)	19.80	(1.49)	(7.68)	16.11	23.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04	1.03	1.03	1.03	1.05
Ratio of net expenses to average net assets	1.04	1.03	1.03	1.03	1.05
Ratio of net investment income to average net assets	1.64	1.59	1.49	1.64	1.77
Portfolio Turnover	81.88	86.83	112.69	92.94	55.78
Net Assets, end of period ($ x 1,000)	1,076,444	1,007,752	1,005,637	990,119	519,964

a Based on average shares outstanding.

See notes to financial statements.

120

	Investor Shares
	Year Ended August 31,
BNY Mellon International Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.92	12.26	13.50	11.82	9.84
Investment Operations:
Investment income—net [a]	.20	.15	.15	.19	.17
Net realized and unrealized gain (loss) on investments	2.10	(.37)	(1.22)	1.67	2.10
Total from Investment Operations	2.30	(.22)	(1.07)	1.86	2.27
Distributions:
Dividends from investment income—net	(.20)	(.12)	(.17)	(.18)	(.29)
Net asset value, end of period	14.02	11.92	12.26	13.50	11.82
Total Return (%)	19.59	(1.78)	(7.88)	15.85	23.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.29	1.28	1.28	1.28	1.30
Ratio of net expenses to average net assets	1.29	1.28	1.28	1.28	1.30
Ratio of net investment income to average net assets	1.53	1.25	1.17	1.38	1.51
Portfolio Turnover Rate	81.88	86.83	112.69	92.94	55.78
Net Assets, end of period ($ x 1,000)	18,145	11,553	14,040	8,952	4,432

a Based on average shares outstanding.

See notes to financial statements.

121

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Emerging Markets Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	8.96	7.98	10.98	9.11	9.19
Investment Operations:
Investment income—net [a]	.08	.09	.09	.10	.12
Net realized and unrealized gain (loss) on investments	2.26	.96	(2.96)	1.88	(.10)
Total from Investment Operations	2.34	1.05	(2.87)	1.98	.02
Distributions:
Dividends from investment income—net	(.07)	(.07)	(.13)	(.11)	(.10)
Dividends from net realized gain on investments	—	—	—	—	—
Total Distributions	(.07)	(.07)	(.13)	(.11)	(.10)
Net asset value, end of period	11.23	8.96	7.98	10.98	9.11
Total Return (%)	26.36	13.35	(26.28)	21.82	.09
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.40	1.44	1.42	1.42	1.41
Ratio of net expenses to average net assets	1.40	1.44	1.42	1.42	1.41
Ratio of net investment income to average net assets	.84	1.10	.98	1.04	1.19
Portfolio Turnover	91.81	103.60	107.27	70.89	53.25
Net Assets, end of period ($ x 1,000)	904,774	693,652	1,108,616	2,046,317	1,830,754

a Based on average shares outstanding.

See notes to financial statements.

122

	Investor Shares
	Year Ended August 31,
BNY Mellon Emerging Markets Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	9.20	8.17	11.25	9.33	9.41
Investment Operations:
Investment income—net [a]	.07	.07	.08	.09	.09
Net realized and unrealized gain (loss) on investments	2.31	1.00	(3.04)	1.91	(.10)
Total from Investment Operations	2.38	1.07	(2.96)	2.00	(.01)
Distributions:
Dividends from investment income—net	(.05)	(.04)	(.12)	(.08)	(.07)
Dividends from net realized gain on investments	—	—	—	—	—
Total Distributions	(.05)	(.04)	(.12)	(.08)	(.07)
Net asset value, end of period	11.53	9.20	8.17	11.25	9.33
Total Return (%)	26.05	13.13	(26.49)	21.57	(.19)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.65	1.69	1.67	1.67	1.65
Ratio of net expenses to average net assets	1.65	1.69	1.67	1.67	1.65
Ratio of net investment income to average net assets	.69	.85	.76	.90	.90
Portfolio Turnover Rate	91.81	103.60	107.27	70.89	53.25
Net Assets, end of period ($ x 1,000)	17,970	11,263	17,033	22,947	10,864

a Based on average shares outstanding.

See notes to financial statements.

123

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon International Appreciation Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.19	12.51	13.90	12.38	10.80
Investment Operations:
Investment income—net [a]	.26	.26	.27	.38	.27
Net realized and unrealized gain (loss) on investments	1.73	(.29)	(1.26)	1.42	1.69
Total from Investment Operations	1.99	(.03)	(.99)	1.80	1.96
Distributions:
Dividends from investment income—net	(.33)	(.29)	(.40)	(.28)	(.38)
Net asset value, end of period	13.85	12.19	12.51	13.90	12.38
Total Return (%)	16.76	(.22)	(7.14)	14.65	18.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.92	.83	.81	.83
Ratio of net expenses to average net assets	.92	.92	.83	.81	.83
Ratio of net investment income to average net assets	2.01	2.21	2.02	2.78	2.27
Portfolio Turnover	4.49	3.04	12.51	4.41	1.24
Net Assets, end of period ($ x 1,000)	75,885	73,896	101,023	111,225	98,361

a Based on average shares outstanding.

See notes to financial statements.

124

	Investor Shares
	Year Ended August 31,
BNY Mellon International Appreciation Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.04	12.37	13.74	12.24	10.68
Investment Operations:
Investment income—net [a]	.18	.23	.23	.34	.25
Net realized and unrealized gain (loss) on investments	1.76	(.31)	(1.24)	1.41	1.66
Total from Investment Operations	1.94	(.08)	(1.01)	1.75	1.91
Distributions:
Dividends from investment income—net	(.25)	(.25)	(.36)	(.25)	(.35)
Net asset value, end of period	13.73	12.04	12.37	13.74	12.24
Total Return (%)	16.47	(.57)	(7.32)	14.39	18.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17	1.17	1.08	1.06	1.08
Ratio of net expenses to average net assets	1.17	1.17	1.08	1.06	1.08
Ratio of net investment income to average net assets	1.50	1.96	1.77	2.52	2.08
Portfolio Turnover	4.49	3.04	12.51	4.41	1.24
Net Assets, end of period ($ x 1,000)	1,427	4,360	4,966	5,310	4,773

a Based on average shares outstanding.

See notes to financial statements.

125

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon International Equity Income Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.35	11.92	14.82	13.81	12.87
Investment Operations:
Investment income—net [a]	.42	.34	.43	.75	.64
Net realized and unrealized gain (loss) on investments	1.84	.41	(2.82)	.90	.87
Total from Investment Operations	2.26	.75	(2.39)	1.65	1.51
Distributions:
Dividends from investment income—net	(.41)	(.32)	(.51)	(.64)	(.57)
Net asset value, end of period	14.20	12.35	11.92	14.82	13.81
Total Return (%)	18.72	6.51	(16.51)	12.08	11.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09	1.09	1.07	1.08	1.15
Ratio of net expenses to average net assets	1.09	1.09	1.07	1.08	1.15
Ratio of net investment income to average net assets	3.27	2.85	3.25	5.13	4.57
Portfolio Turnover	46.42	78.17	88.45	83.07	74.80
Net Assets, end of period ($ x 1,000)	367,829	282,609	283,099	341,645	165,132

a  Based on average shares outstanding.

See notes to financial statements.

126

	Investor Shares
	Year Ended August 31,
BNY Mellon International Equity Income Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.47	11.97	14.89	13.89	12.88
Investment Operations:
Investment income—net [a]	.62	.23	.39	.50	.98
Net realized and unrealized gain (loss) on investments	1.57	.52	(2.83)	1.11	.49
Total from Investment Operations	2.19	.75	(2.44)	1.61	1.47
Distributions:
Dividends from investment income—net	(.30)	(.25)	(.48)	(.61)	(.46)
Net asset value, end of period	14.36	12.47	11.97	14.89	13.89
Total Return (%)	17.87	6.40	(16.77)	11.79	11.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.37	1.34	1.33	1.36	1.42
Ratio of net expenses to average net assets	1.37	1.34	1.33	1.36	1.42
Ratio of net investment income to average net assets	4.13	1.92	2.84	3.81	5.34
Portfolio Turnover Rate	46.42	78.17	88.45	83.07	74.80
Net Assets, end of period ($ x 1,000)	2,135	765	2,924	919	51

a Based on average shares outstanding.

See notes to financial statements.

127

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Asset Allocation Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.30	11.51	12.57	11.68	10.97
Investment Operations:
Investment income—net [a]	.18	.17	.18	.17	.19
Net realized and unrealized gain (loss) on investments	1.12	.39	(.46)	1.67	.81
Total from Investment Operations	1.30	.56	(.28)	1.84	1.00
Distributions:
Dividends from investment income—net	(.20)	(.19)	(.32)	(.26)	(.26)
Dividends from net realized gain on investments	(.10)	(.58)	(.46)	(.69)	(.03)
Total Distributions	(.30)	(.77)	(.78)	(.95)	(.29)
Net asset value, end of period	12.30	11.30	11.51	12.57	11.68
Total Return (%)	11.73	5.08	(2.39)	16.25	9.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	.38	.37	.35	.35	.37
Ratio of net expenses to average net assets [b]	.30	.27	.26	.26	.25
Ratio of net investment income to average net assets [b]	1.51	1.52	1.48	1.43	1.69
Portfolio Turnover	27.34	23.99	30.31	48.28	27.39[c]
Net Assets, end of period ($ x 1,000)	460,142	444,399	467,431	493,660	411,214

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

c The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 27.03%.

See notes to financial statements.

128

	Investor Shares
	Year Ended August 31,
BNY Mellon Asset Allocation Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.38	11.58	12.64	11.74	11.03
Investment Operations:
Investment income—net [a]	.15	.14	.15	.14	.17
Net realized and unrealized gain (loss) on investments	1.14	.40	(.46)	1.68	.80
Total from Investment Operations	1.29	.54	(.31)	1.82	.97
Distributions:
Dividends from investment income—net	(.18)	(.16)	(.29)	(.23)	(.23)
Dividends from net realized gain on investments	(.10)	(.58)	(.46)	(.69)	(.03)
Total Distributions	(.28)	(.74)	(.75)	(.92)	(.26)
Net asset value, end of period	12.39	11.38	11.58	12.64	11.74
Total Return (%)	11.49	4.89	(2.62)	15.96	8.86
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	.63	.62	.60	.61	.62
Ratio of net expenses to average net assets [b]	.55	.52	.51	.52	.50
Ratio of net investment income to average net assets [b]	1.22	1.25	1.25	1.17	1.45
Portfolio Turnover	27.34	23.99	30.31	48.28	27.39[c]
Net Assets, end of period ($ x 1,000)	6,745	5,131	6,393	8,338	4,939

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

c The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 27.03%.

See notes to financial statements.

129

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-five series, including the following diversified funds: BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund and the following non-diversified fund: BNY Mellon Focused Equity Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Large Cap Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund seek capital appreciation. BNY Mellon Income Stock Fund and BNY Mellon International Equity Income Fund seek total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and BNY Mellon International Appreciation Fund seek long-term capital appreciation. BNY Mellon Asset Allocation Fund seeks long-term growth of principal in conjunction with current income.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. Walter Scott & Partners Limited (“Walter Scott”), also a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s sub-investment adviser with respect to the U.S. Large Cap Equity Strategy of each fund. Boston Partners Global Investors, Inc. (“Boston Partners”), and Geneva Capital Management LLC (“Geneva”), formerly doing business as Henderson Geneva Capital Management LLC, serve as BNY Mellon Mid Cap Multi-Strategy Fund’s sub-investment adviser with respect to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, formerly, known as the Henderson Geneva Mid Cap Growth Strategy of the fund, respectively. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares.

Effective March 31, 2017, BNY Mellon Income Stock Fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor and for BNY Mellon Income Stock Fund only Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of August 31, 2017, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of BNY Mellon Income Stock Fund.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

130

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

BNY Mellon Asset Allocation Fund: Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S Treasury Bills are valued at the mean price between quoted prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

131

NOTES TO FINANCIAL STATEMENTS (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2017 in valuing each fund’s investments:

At August 31, 2017, there were no transfers between levels of the fair value hierarchy, except for BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund which had transfers between Level 1 and Level 2 at period end.

(b) Foreign currency transactions: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Table 1—Fair Value Measurements
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Large Cap Stock Fund
Equity Securities—Domestic Common Stocks†	285,977,756	-	-	-	-	-	285,977,756
Equity Securities—Foreign Common Stocks†	1,622,253	-	-	-	-	-	1,622,253
Registered Investment Companies	1,096,205	-	-	-	-	-	1,096,205
BNY Mellon Large Cap Market Opportunities Fund
Equity Securities—Domestic Common Stocks†	32,102,975	-	-	-	-	-	32,102,975
Equity Securities—Foreign Common Stocks†	1,150,447	-	-	-	-	-	1,150,447
Registered Investment Companies	36,406,853	-	-	-	-	-	36,406,853

132

Table 1—Fair Value Measurements (continued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Equity Securities—Domestic Common Stocks†	224,232,824	-	-	-	-	-	224,232,824
Equity Securities—Foreign Common Stocks†	3,847,526	-	-	-	-	-	3,847,526
Registered Investment Companies	114,830,294	-	-	-	-	-	114,830,294
BNY Mellon Income Stock Fund
Equity Securities—Domestic Common Stocks†	1,145,538,684	-	-	-	-	-	1,145,538,684
Equity Securities—Domestic Preferred Stocks†	13,669,717	-	-	-	-	-	13,669,717
Equity Securities—Foreign Common Stocks†	24,481,202	-	-	-	-	-	24,481,202
Registered Investment Companies	11,627,088	-	-	-	-	-	11,627,088
Other Financial Instruments:
Options Written	-	(500,789)	-	-	-	-	(500,789)
BNY Mellon Mid Cap Multi-Strategy Fund
Equity Securities—Domestic Common Stocks†	2,758,836,436	-	-	-	-	-	2,758,836,436
Equity Securities—Foreign Common Stocks†	48,276,452	-	-	-	-	-	48,276,452
Exchange-Traded Funds	21,573,566	-	-	-	-	-	21,573,566
Master Limited Partnership†	2,583,379	-	-	-	-	-	2,583,379
Registered Investment Companies	133,302,236	-	-	-	-	-	133,302,236
Rights†	470	-	-	-	-	-	470
BNY Mellon Small Cap Multi-Strategy Fund
Equity Securities—Domestic Common Stocks†	491,844,162	-	-	-	-	-	491,844,162
Equity Securities—Foreign Common Stocks†	20,513,300	-	-	-	-	-	20,513,300
Exchange-Traded Funds	3,575,630	-	-	-	-	-	3,575,630
Registered Investment Companies	72,484,766	-	-	-	-	-	72,484,766
BNY Mellon Focused Equity Opportunities Fund
Equity Securities—Domestic Common Stocks†	466,637,237	-	-	-	-	-	466,637,237
Equity Securities—Foreign Common Stocks†	21,120,441	-	-	-	-	-	21,120,441
Registered Investment Companies	1,622,984	-	-	-	-	-	1,622,984

133

NOTES TO FINANCIAL STATEMENTS (continued)

Table 1—Fair Value Measurements (continued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs			Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)		Assets ($)	Liabilities ($)	Total
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Equity Securities—Domestic Common Stocks†	311,857,362	-	-	-		-	-	311,857,362
Equity Securities—Foreign Common Stocks†	9,692,935	-	-	-		-	-	9,692,935
Exchange-Traded Funds	2,390,779	-	-	-		-	-	2,390,779
Registered Investment Companies	33,184,063	-	-	-		-	-	33,184,063
BNY Mellon International Fund
Equity Securities—Foreign Common Stocks†	-	-	1,061,341,773	††	-	-	-	1,061,341,773
Exchange-Traded Funds	12,384,662	-	-		-	-	-	12,384,662
Registered Investment Company	8,972,288	-	-		-	-	-	8,972,288
BNY Mellon Emerging Markets Fund
Equity Securities—Foreign Common Stocks†	149,775,638	-	683,654,712	††	-	-	-	833,430,350
Equity Securities—Foreign Preferred Stocks†	-	-	49,137,145	††	-	-	-	49,137,145
Exchange-Traded Funds	28,944,355	-	-		-	-	-	28,944,355
Registered Investment Companies	6,385,037	-	-		-	-	-	6,385,037
Forward Foreign Currency Exchange Contracts†††	-	-	-		(64)	-	-	(64)
BNY Mellon International Appreciation Fund
Equity Securities—Foreign Common Stocks†	76,281,822	-	-		-	-	-	76,281,822
Registered Investment Companies	643,374	-	-		-	-	-	643,374
U.S. Treasury	-	-	53,859		-	-	-	53,859
Other Financial Instruments:
Futures†††	10,559	-	-		-	-	-	10,559
BNY Mellon International Equity Income Fund
Equity Securities—Foreign Common Stocks†	-	-	355,853,507	††	-	-	-	355,853,507
Equity Securities—Foreign Preferred Stocks†	-	-	3,506,927	††	-	-	-	3,506,927
Exchange-Traded Fund	3,345,000	-	-		-	-	-	3,345,000
Registered Investment Company	4,877,078	-	-		-	-	-	4,877,078

134

Table 1—Fair Value Measurements (continued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Asset Allocation Fund
Commercial Mortgage-Backed	-	-	844,416	-	-	-	844,416
Corporate Bonds†	-	-	28,438,371	-	-	-	28,438,371
Equity Securities—Domestic Common Stocks†	98,175,619	-	-	-	-	-	98,175,619
Foreign Government	-	-	926,479	-	-	-	926,479
Municipal Bonds†	-	-	4,553,089	-	-	-	4,553,089
Registered Investment Companies	302,774,427	-	-	-	-	-	302,774,427
U.S. Government Agencies/Mortgage-Backed	-	-	17,905,259	-	-	-	17,905,259
U.S. Treasury	-	-	13,423,456	-	-	-	13,423,456

† See Statement of Investments for additional detailed categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 2 summarizes the amount The Bank of New York Mellon earned from each relevant fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended August 31, 2017.

Table 2—Securities Lending Agreement

BNY Mellon Large Cap Stock Fund	$3,223
BNY Mellon Large Cap Market Opportunities Fund	112
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	1,040
BNY Mellon Income Stock Fund	10,504
BNY Mellon Mid Cap Multi-Strategy Fund	142,895
BNY Mellon Small Cap Multi-Strategy Fund	105,558
BNY Mellon Focused Equity Opportunities Fund	1,776
BNY Mellon Small/Mid Cap Multi-Strategy Fund	44,315
BNY Mellon Emerging Markets Fund	1,844
BNY Mellon Asset Allocation Fund	721

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Risk: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund invest in foreign markets which may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

135

NOTES TO FINANCIAL STATEMENTS (continued)

BNY Mellon Asset Allocation Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

BNY Mellon Focused Equity Opportunities Fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

(f) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund and BNY Mellon Asset Allocation Fund normally declare and pay dividends from investment income-net monthly. BNY Mellon International Equity Income Fund normally declares and pays dividends from investment income-net quarterly. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund normally declare and pay dividends from investment income-net annually. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2017, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2017, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 3 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2017.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

136

Table 3—Components of Accumulated Earnings
	Undistributed Ordinary Income($)	Accumulated Capital (Losses) ($)	Undistributed Capital Gains ($)	Unrealized Appreciation (Depreciation) ($)	Capital (Losses) Realized After October 31, 2016 ($)†
BNY Mellon Large Cap Stock Fund	1,451,355	–	29,257,223	66,977,674	–
BNY Mellon Large Cap Market Opportunities Fund	811,389	–	7,971,947	15,667,071	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	3,017,339	–	28,141,518	115,542,704	–
BNY Mellon Income Stock Fund	26,553,496	–	37,843,522	199,821,514	–
BNY Mellon Mid Cap Multi-Strategy Fund	4,616,859	–	101,943,231	737,518,935	(2,580,215)
BNY Mellon Small Cap Multi-Strategy Fund	7,092,152	–	31,082,214	80,021,417	-
BNY Mellon Focus Equity Opportunities Fund	7,657,273	–	47,890,152	118,899,286	–
BNY Mellon Small/Mid Cap Multi-Strategy Fund	6,815,241	-	18,731,298	51,814,060	–
BNY Mellon International Fund	17,180,528	(566,110,581)	–	103,757,291	–
BNY Mellon Emerging Markets Fund	7,831,331	(436,307,249)	–	244,412,417	–
BNY Mellon International Appreciation Fund	1,252,828	(29,586,195)	–	(16,115,206)	–
BNY Mellon International Equity Income Fund	4,573,657	(41,830,840)	–	45,353,035	–
BNY Mellon Asset Allocation Fund	125,245	–	12,019,722	70,218,106	–

† These losses were deferred for tax purposes to the first day of the following fiscal year.

Table 4 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2017.

Table 5 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2017 and August 31, 2016.

During the period ended August 31, 2017, as a result of permanent book to tax differences, where indicated each identified fund increased (decreased) accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain (loss) on investments and increased (decreased) paid-in capital as summarized in Table 6. These permanent book to tax differences are primarily due to the tax treatment for real estate investment trusts and dividend reclassification for BNY Mellon Large Cap Stock Fund, short-term capital gain distributions from regulated investment company holdings and treating portion of the proceeds from redemptions as a distribution for tax purposes for BNY Mellon Large Cap Market Opportunities Fund, real estate investment trusts and short-term capital gain distributions from regulated investment company holdings for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, real estate investment trusts and dividend reclassification for BNY Mellon Income Stock Fund, real estate investment trusts, dividend reclassification and a limited partnership for BNY Mellon Mid Cap Multi-Strategy Fund, real estate investment trusts, net operating losses and passive foreign investment companies for BNY Mellon Small Cap Multi-Strategy Fund, real estate investment trusts and passive foreign investment companies for BNY Mellon Small/Mid Cap Multi-Strategy Fund, foreign exchange gains and losses, passive foreign investment companies and expiration of capital loss carryover for BNY Mellon International Fund, foreign exchange gains and losses, passive foreign investment companies and foreign capital gain taxes for BNY Mellon Emerging Markets Fund, passive foreign investment companies and expiration of capital loss carryover for BNY Mellon International Appreciation Fund, foreign exchange gains and losses and passive foreign investment companies for BNY Mellon International Equity Income Fund and real estate investment trusts, amortization adjustments, paydown gains and losses on mortgage-backed securities and short-term capital gain distribution from regulated investment company holdings for BNY Mellon Asset Allocation Fund. Net assets and net asset value per share were not affected by these reclassifications.

Table 4—Capital Loss Carryover
	Expiring in fiscal year	Post-Enactment Short-Term Losses ($)††	Post-Enactment Long-Term Losses ($)†††
	2018 ($)†			Total ($)
BNY Mellon International Fund	462,294,170	2,030,988	101,785,423	566,110,581
BNY Mellon Emerging Markets Fund	-	201,359,124	234,948,125	436,307,249
BNY Mellon International Appreciation Fund	-	383,070	29,203,125	29,586,195
BNY Mellon International Equity Income Fund	-	33,126,045	8,704,795	41,830,840

† If not applied, the carryovers expire in the above fiscal years.

†† Post-enactment short-term capital losses which can be carried forward for an unlimited period.

††† Post-enactment long-term capital losses which can be carried forward for an unlimited period.

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NOTES TO FINANCIAL STATEMENTS (continued)

Table 5— Tax Character of Distributions Paid
	2017		2016
	Ordinary Income ($)	Long-Term Capital Gains ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon Large Cap Stock Fund	3,649,329	12,129,717	6,198,924	35,080,419
BNY Mellon Large Cap Market Opportunities Fund	1,470,911	7,979,895	1,000,346	20,355,484
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	5,840,522	15,840,777	4,001,301	29,096,521
BNY Mellon Income Stock Fund	27,616,101	32,076,068	40,861,818	78,955,736
BNY Mellon Mid Cap Multi-Strategy Fund	20,569,662	21,609,214	3,707,741	101,413,768
BNY Mellon Small Cap Multi-Strategy Fund	–	2,370,605	–	14,512,283
BNY Mellon Focused Equity Opportunities Fund	9,861,114	27,877,152	3,924,693	43,858,883
BNY Mellon Small/Mid Cap Multi-Strategy Fund	240,001	1,046,913	2,398,472	17,197,755
BNY Mellon International Fund	19,135,813	–	14,985,335	–
BNY Mellon Emerging Markets Fund	5,250,373	–	7,875,624	–
BNY Mellon International Appreciation Fund	1,954,995	–	2,244,800	–
BNY Mellon International Equity Income Fund	9,867,923	–	6,916,630	–
BNY Mellon Asset Allocation Fund	7,809,568	3,842,171	8,125,141	22,308,569

Table 6—Return of Capital Statement of Position

	Accumulated Undistributed Investment Income-Net ($)	Accumulated Net Realized Gain (Loss) ($)	Paid-in Capital ($)
BNY Mellon Large Cap Stock Fund	(208,014)	208,014	–
BNY Mellon Large Cap Market Opportunities Fund	29,008	(2,556,421)	2,527,413
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	(3,068)	3,068	–
BNY Mellon Income Stock Fund	(24,686)	24,686	–
BNY Mellon Mid Cap Multi-Strategy Fund	(1,640,025)	1,640,025	–
BNY Mellon Small Cap Multi-Strategy Fund	91,968	(91,968)	-
BNY Mellon Small/Mid Cap Multi-Strategy Fund	97,101	(97,101)	–
BNY Mellon International Fund	2,220,974	85,512,799	(87,733,773)
BNY Mellon Emerging Markets Fund	(678,108)	678,108	–
BNY Mellon International Appreciation Fund	16,430	15,640,705	(15,657,135)
BNY Mellon International Equity Income Fund	1,382,545	(1,382,545)	–
BNY Mellon Asset Allocation Fund	691,012	(691,012)	–

NOTE 2—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2017, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund and BNY Mellon Small Cap Multi-Strategy Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2017 for BNY Mellon Large Cap Stock Fund was approximately $43,600, with a related weighted average annualized interest rate of 1.49%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2017 for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund was approximately $4,700, with a related weighted average annualized interest rate of 1.73%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2017 for BNY Mellon Focused Equity Opportunities Fund was

138

approximately $181,900, with a related weighted average annualized interest rate of 1.48%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2017 for BNY Mellon Small/Mid Cap Multi-Strategy Fund was approximately $16,200, with a related weighted average annualized interest rate of 1.61%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2017 for BNY Mellon International Fund was approximately $148,800, with a related weighted average annualized interest rate of 1.58%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2017 for BNY Mellon Emerging Markets Fund was approximately $113,400, with a related weighted average annualized interest rate of 1.47%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2017 for BNY Mellon International Appreciation Fund was approximately $24,100, with a related weighted average annualized interest rate of 1.56%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2017 for BNY Mellon International Equity Income Fund was approximately $6,600, with a related weighted average annualized interest rate of 1.46%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2017 for BNY Mellon Asset Allocation Fund was approximately $3,000, with a related weighted average annualized interest rate of 1.91%.

NOTE 3—Investment Advisory Fee, Administration Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of BNY Mellon Large Cap Stock Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Large Cap Market Opportunities Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Multi-Strategy Fund, .85% of BNY Mellon Small Cap Multi-Strategy Fund, .70% of BNY Mellon Focused Equity Opportunities Fund, .75% of BNY Mellon Small/Mid Cap Multi-Strategy Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund, .50% of BNY Mellon International Appreciation Fund, .85% of BNY Mellon International Equity Income Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Asset Allocation Fund.

For BNY Mellon Income Stock Fund, the Investment Adviser has contractually agreed, from September 1, 2016 through June 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the total expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $388 during the period ended August 31, 2017.

For BNY Mellon Asset Allocation Fund, the Investment Adviser has contractually agreed, from September 1, 2016 through December 31, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the total annual fund operating expenses of neither class (including indirect fees, and expense of the underlying funds, but excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .87% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $355,507 during the period ended August 31, 2017.

During the period ended August 31, 2017, the Distributor retained $307 from commissions earned on sales of BNY Mellon Income Stock Fund’s Class A shares.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

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NOTES TO FINANCIAL STATEMENTS (continued)

No administration fee is applied to assets held by BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund which are invested in shares of other underlying funds.

No administration fee is applied to assets held by BNY Mellon Asset Allocation Fund which are invested in cash or money market instruments or shares of other underlying funds.

Pursuant to a sub-investment advisory agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual rate of .41% of BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s average daily net assets allocated to the U.S. Large Cap Equity Strategy.

Pursuant to separate sub-investment advisory agreements, Geneva and Boston Partners serve as a sub-investment adviser responsible for the day-to-day management of their respective portion of BNY Mellon Mid Cap Multi-Strategy Fund’s portfolio. Dreyfus pays Boston Partners and Geneva separate monthly fees at an annual percentage of BNY Mellon Mid Cap Multi-Strategy Fund’s average daily net assets allocated to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, respectively. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the funds may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the funds to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares of BNY Mellon Income Stock Fund pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended August 31, 2017, Class C shares were charged $4,796 pursuant to the Distribution Plan.

Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. BNY Mellon Income Stock Fund has also adopted a Shareholder Services Plan with respect to its Class A and Class C shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares, and BNY Mellon Income Stock Fund pays the Distributor at an annual rate of .25% of the value of its Class A and Class C shares, based on the respective fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 7 summarizes the amounts Investor, Class A and Class C shares were charged during the period ended August 31, 2017, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 7—Shareholder Services Plan Fees

BNY Mellon Large Cap Stock Fund	$24,880
BNY Mellon Large Cap Market Opportunities Fund	2,068
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	14,773
BNY Mellon Income Stock Fund
Investor Shares	52,237
Class A	4,058
Class C	1,599
BNY Mellon Mid Cap Multi-Strategy Fund	183,254
BNY Mellon Small Cap Multi-Strategy Fund	43,437
BNY Mellon Focused Equity Opportunities Fund	12,891
BNY Mellon Small/Mid Cap Multi-Strategy Fund	4,283
BNY Mellon International Fund	36,410
BNY Mellon Emerging Markets Fund	37,227
BNY Mellon International Appreciation Fund	3,779
BNY Mellon International Equity Income Fund	4,958
BNY Mellon Asset Allocation Fund	15,013

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial

140

reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 8 summarizes the amount each fund was charged during the period ended August 31, 2017 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits, also summarized in Table 8.

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 9 summarizes the amount each fund was charged during the period ended August 31, 2017 pursuant to the custody agreement.

Table 8—Cash Management Agreement Fees
	Dreyfus Transfer, Inc. Cash Management Fees ($)	Dreyfus Transfer, Inc. Earnings Credits ($)
BNY Mellon Large Cap Stock Fund	89	(88)
BNY Mellon Large Cap Market Opportunities Fund	19	(19)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	35	(35)
BNY Mellon Income Stock Fund	180	(180)
BNY Mellon Mid Cap Multi-Strategy Fund	1,381	(1,364)
BNY Mellon Small Cap Multi-Strategy Fund	559	(554)
BNY Mellon Focused Equity Opportunities Fund	57	(57)
BNY Mellon Small/Mid Cap Multi-Strategy Fund	52	(52)
BNY Mellon International Fund	139	(139)
BNY Mellon Emerging Markets Fund	159	(159)
BNY Mellon International Appreciation Fund	228	(225)
BNY Mellon International Equity Income Fund	40	(40)
BNY Mellon Asset Allocation Fund	40	(40)

Table 9—Custody Agreement Fees
	Custody Fees ($)	Earnings Credits ($)
BNY Mellon Large Cap Stock Fund	54,308	–
BNY Mellon Large Cap Market Opportunities Fund	16,634	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	20,848	(32)
BNY Mellon Income Stock Fund	75,881	(592)
BNY Mellon Mid Cap Multi-Strategy Fund	165,831	(281)
BNY Mellon Small Cap Multi-Strategy Fund	81,440	(131)
BNY Mellon Focused Equity Opportunities Fund	35,038	–
BNY Mellon Small/Mid Cap Multi-Strategy Fund	50,600	(123)
BNY Mellon International Fund	344,349	–
BNY Mellon Emerging Markets Fund	655,556	(186)
BNY Mellon International Appreciation Fund	14,465	(562)
BNY Mellon International Equity Income Fund	198,337	–
BNY Mellon Asset Allocation Fund	22,505	–

141

NOTES TO FINANCIAL STATEMENTS (continued)

Table 10 summarizes the amount each fund was charged for services performed by the Chief Compliance Officer and his staff, during the period ended August 31, 2017.

Table 10—Chief Compliance Officer Fees

BNY Mellon Large Cap Stock Fund	11,281
BNY Mellon Large Cap Market Opportunities Fund	15,793
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	15,793
BNY Mellon Income Stock Fund	11,281
BNY Mellon Mid Cap Multi-Strategy Fund	18,050
BNY Mellon Small Cap Multi-Strategy Fund	11,281
BNY Mellon Focused Equity Opportunities Fund	11,281
BNY Mellon Small/Mid Cap Multi-Strategy Fund	11,281
BNY Mellon International Fund	11,281
BNY Mellon Emerging Markets Fund	11,281
BNY Mellon International Appreciation Fund	11,281
BNY Mellon International Equity Income Fund	11,281
BNY Mellon Asset Allocation Fund	13,537

Table 11 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 12 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, futures and options transactions, during the period ended August 31, 2017.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each relevant fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by each relevant fund during the period ended August 31, 2017 is discussed below.

Table 11—Due to The Dreyfus Corporation and Affiliates
	Investment Advisory Fees ($)	Distribution Plan Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Dreyfus Transfer, Inc. Cash Management Fees ($)	Less Expense Reimbursement ($)
BNY Mellon Large Cap Stock Fund	159,609	–	2,147	20,000	4,670	-	–
BNY Mellon Large Cap Market Opportunities Fund	24,678	–	189	6,000	6,538	-	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	152,418	–	1,362	6,392	6,538	-	–
BNY Mellon Income Stock Fund	680,677	735	7,110	25,272	4,670	-	–
BNY Mellon Mid Cap Multi-Strategy Fund	1,811,402	–	18,409	56,000	7,472	-	–
BNY Mellon Small Cap Multi-Strategy Fund	376,828	—	4,199	31,496	4,670	150	–
BNY Mellon Focused Equity Opportunities Fund	288,323	–	1,178	12,093	4,670	-	–
BNY Mellon Small/Mid Cap Multi-Strategy Fund	208,829	–	654	20,000	4,670	-	–
BNY Mellon International Fund	787,883	–	3,714	99,999	4,670	-	–
BNY Mellon Emerging Markets Fund	874,400	–	3,630	263,583	4,670	-	–
BNY Mellon International Appreciation Fund	32,603	–	303	3,007	4,670	-	–
BNY Mellon International Equity Income Fund	262,391	–	461	86,025	4,670	17	–
BNY Mellon Asset Allocation Fund	114,350	–	1,435	7,285	5,604	-	(50,130)

142

Table 12—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Large Cap Stock Fund	140,337,285	230,123,069
BNY Mellon Large Cap Market Opportunities Fund	21,984,638	46,481,098
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	82,415,987	135,615,101
BNY Mellon Income Stock Fund	620,269,734	597,834,896
BNY Mellon Mid Cap Multi-Strategy Fund	1,690,490,884	1,637,689,616
BNY Mellon Small Cap Multi-Strategy Fund	401,332,571	354,648,895
BNY Mellon Focused Equity Opportunities Fund	277,555,255	328,960,720
BNY Mellon Small/Mid Cap Multi-Strategy Fund	250,345,237	271,601,129
BNY Mellon International Fund	812,664,544	911,593,606
BNY Mellon Emerging Markets Fund	706,637,790	671,517,942
BNY Mellon International Appreciation Fund	3,289,338	13,829,546
BNY Mellon International Equity Income Fund	183,573,921	144,260,119
BNY Mellon Asset Allocation Fund	122,253,807	136,810,347

Futures: In the normal course of pursuing their investment objective, BNY Mellon International Appreciation Fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage their exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statements of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at August 31, 2017 are set forth in the Statements of Futures.

Options Transactions: BNY Mellon Income Stock Fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment. The fund is subject to market risk, in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at August 31, 2017 are set forth in the Statement of Option Written.

Forward Foreign Currency Exchange Contracts: BNY Mellon International Fund, BNY Mellon Emerging Markets

143

NOTES TO FINANCIAL STATEMENTS (continued)

Fund and BNY Mellon International Equity Income Fund enter into forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of their investment strategies. When executing forward contracts, each fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, each fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, each fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statements of Operations. Each fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. Each fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between each fund and the counterparty and the posting of collateral, if any, by the counterparty to each fund to cover the funds’ exposure to the counterparty. At August 31, 2017, there were no forward contracts outstanding for BNY Mellon International Fund and BNY Mellon International Equity Income Fund. Forward contracts open at August 31, 2017 for BNY Mellon Emerging Markets Fund are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require each relevant fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, each relevant fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

Table 13 summarizes each relevant fund’s derivatives assets and liabilities (by type) on a gross basis, and net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of August 31, 2017.

Table 13—Derivative of Assets and Liabilities subject to Master Netting Agreements

BNY Mellon Emerging Markets Fund

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(64)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(64)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(64)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Northern Trust Bank	(64)		-	-	(64)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statements of Assets and Liabilities.

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Table 14 summarizes each relevant fund’s average market value of derivatives outstanding during the period ended August 31, 2017.

Table 14—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon Income Stock Fund Equity options contracts	998,263
BNY Mellon International Fund Forward contracts	8,515,493
BNY Mellon Emerging Markets Fund Forward contracts	2,901,332
BNY Mellon International Appreciation Fund Equity futures	872,411
BNY Mellon International Equity Income Fund Forward contracts	702,653

Table 15 summarizes the cost of investments inclusive of derivative contracts for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments inclusive of derivative contracts for each fund at August 31, 2017.

Table 15—Accumulated Net Unrealized Appreciation (Depreciation)
	Cost of Investments ($)	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Large Cap Stock Fund	221,718,540	71,005,170	4,027,496	66,977,674
BNY Mellon Large Cap Market Opportunities Fund	53,993,204	16,270,057	602,986	15,667,071
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	227,367,940	116,798,525	1,255,821	115,542,704
BNY Mellon Income Stock Fund	995,574,129	237,277,551	37,456,037	199,821,514
BNY Mellon Mid Cap Multi-Strategy Fund	2,227,053,604	770,697,245	33,178,310	737,518,935
BNY Mellon Small Cap Multi-Strategy Fund	508,396,441	100,528,746	20,507,329	80,021,417
BNY Mellon Focused Equity Opportunities Fund	370,481,376	128,228,703	9,329,417	118,899,286
BNY Mellon Small/Mid Cap Multi-Strategy Fund	305,311,079	64,149,821	12,335,761	51,814,060
BNY Mellon International Fund	979,069,402	141,377,765	37,748,444	103,629,321
BNY Mellon Emerging Markets Fund	673,577,549	265,042,310	20,723,036	244,319,274
BNY Mellon International Appreciation Fund	93,094,261	13,832,043	29,936,690	(16,104,647)
BNY Mellon International Equity Income Fund	322,250,500	55,149,423	9,817,411	45,332,012
BNY Mellon Asset Allocation Fund	396,823,010	74,302,996	4,084,890	70,218,106

145

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
BNY Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund (collectively the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments, and investments in affiliated issuers, statement of options written (with respect to BNY Mellon Income Stock Fund), statement of forward foreign currency exchange contracts (with respect to BNY Mellon Emerging Markets Fund) and statement of futures (with respect to BNY Mellon International Appreciation Fund), as of August 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds, as of August 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 27, 2017

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IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Large Cap Stock Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the fiscal year ended August 31, 2017 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $3,649,329 as ordinary income dividends paid during the fiscal year ended August 31, 2017 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.2254 per share as a capital gain dividend paid on December 2, 2016 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

BNY Mellon Large Cap Market Opportunities Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 79.91% of ordinary income dividends paid during the fiscal year ended August 31, 2017 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $1,470,911 as ordinary income dividends paid during the fiscal year ended August 31, 2017 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.3017 per share as a capital gain dividend paid on December 20, 2016 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0507 as a short-term capital gain dividend paid on December 20, 2016 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 98.84% of ordinary income dividends paid during the fiscal year ended August 31, 2017 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $5,840,522 as ordinary income dividends paid during the fiscal year ended August 31, 2017 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.6902 per share as a capital gain dividend paid on December 20, 2016 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0288 as a short-term capital gain dividend paid on December 20, 2016 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Income Stock Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 61.63% of ordinary income dividends paid during the fiscal year ended August 31, 2017 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $27,616,101 as ordinary income dividends paid during the fiscal year ended August 31, 2017 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.2576 per share as a capital gain dividend paid on December 2, 2016 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0233 as a short-term capital gain dividend paid on December 2, 2016 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Mid Cap Multi-Strategy Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the fiscal year ended August 31, 2017 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A). of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $20,569,662 as ordinary income dividends paid during the fiscal year ended August 31, 2017 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will

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IMPORTANT TAX INFORMATION (Unaudited) (continued)

receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.1334 per share as a capital gain dividend paid on December 20, 2016 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0233 as a short-term capital gain dividend paid on December 20, 2016 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Small Cap Multi-Strategy Fund

The fund reports the maximum amount allowable but not less than $.0973 per share as a capital gain dividend paid on December 19, 2016 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

Mellon Focused Equity Opportunities Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 68.06% of ordinary income dividends paid during the fiscal year ended August 31, 2017 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $9,861,114 as ordinary income dividends paid during the fiscal year ended August 31, 2017 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.9879 per share as a capital gain dividend paid on December 7, 2016 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.1634 as a short-term capital gain dividend paid on December 7, 2016 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Small/Mid Cap Multi-Strategy Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 71.28% of ordinary income dividends paid during the fiscal year ended August 31, 2017 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $240,001 as ordinary income dividends paid during the fiscal year ended August 31, 2017 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.0439 per share as a capital gain dividend paid on December 7, 2016 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

BNY Mellon International Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund's income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $29,376,132 as income sourced from foreign countries for the fiscal year ended August 31, 2017 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $2,605,602 as taxes paid from foreign countries for the fiscal year ended August 31, 2017 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2017 calendar year with Form 1099-DIV which will be mailed in early 2018. Also the fund reports the maximum amount allowable, but not less than $19,135,813 as ordinary income dividends paid during the fiscal year ended August 31, 2017 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon Emerging Markets Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund's income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $18,423,482 as income sourced from foreign countries for the fiscal year ended August 31, 2017 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $2,861,193 as taxes paid from foreign countries for the fiscal year ended August 31, 2017 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2017 calendar year with Form 1099-DIV which will be mailed in early 2018. Also the fund reports the maximum amount allowable, but not less than $5,250,373 as ordinary income dividends paid during the fiscal year ended August 31, 2017 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

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BNY Mellon International Appreciation Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund's income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $2,387,341 as income sourced from foreign countries for the fiscal year ended August 31, 2017 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $211,047 as taxes paid from foreign countries for the fiscal year ended August 31, 2017 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2017 calendar year with Form 1099-DIV which will be mailed in early 2018. Also the fund reports the maximum amount allowable, but not less than $1,954,995 as ordinary income dividends paid during the fiscal year ended August 31, 2017 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon International Equity Income Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund's income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $15,548,127 as income sourced from foreign countries for the fiscal year ended August 31, 2017 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $1,638,094 as taxes paid from foreign countries for the fiscal year ended August 31, 2017 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2017 calendar year with Form 1099-DIV which will be mailed in early 2018. Also the fund reports the maximum amount allowable, but not less than $9,867,923 as ordinary income dividends paid during the fiscal year ended August 31, 2017 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon Asset Allocation Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 82.67% of ordinary income dividends paid during the fiscal year ended August 31, 2017 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $6,105,060 as ordinary income dividends paid during the fiscal year ended August 31, 2017 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.0987 per share as a capital gain dividend paid on December 30, 2016 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND BNY MELLON MID CAP MULTI-STRATEGY FUND’S SUB-ADVISORY AGREEMENTS (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 6-7, 2017, the Board considered the renewal of (i) the Trust’s Investment Advisory Agreement and Administration Agreement (together, the “Agreement”), pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services, (ii) the Sub-Investment Advisory Agreement with respect to BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, pursuant to which Walter Scott & Partners Limited (“Walter Scott”) provides day-to-day management of the portion of each fund’s investments allocated to the U.S. Large Cap Equity Strategy, (iii) the Sub-Investment Advisory Agreement with respect to BNY Mellon Mid Cap Multi-Strategy Fund, pursuant to which Boston Partners Global Investors, Inc. (“Boston Partners”) provides day-to-day management of the fund’s investments allocated to the Boston Partners Mid Cap Value Strategy, and (iv) the Sub-Investment Advisory Agreement with respect to BNY Mellon Mid Cap Multi-Strategy Fund, pursuant to which Geneva Capital Management LLC, doing business as Henderson Geneva Capital Management LLC (“HGCM”), provides day-to-day management of the portion of the fund’s investments allocated to the Henderson Geneva Mid Cap Growth Strategy (Walter Scott, Boston Partners and HGCM, collectively, the “Sub-Advisers”). The Agreement and each Sub-Investment Advisory Agreement are collectively referred to as the “Agreements”. The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of the administrative services referenced above. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Advisers. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the funds. Dreyfus provided the number of open accounts in each fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Advisers. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) each fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2016, and (2) each fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”). At Dreyfus’ request, the Board also reviewed reports prepared by Broadridge with respect to BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Asset Allocation Fund (each, a “Fund of Funds”) which included information comparing (1) each fund’s performance with the performance of a group of funds of funds from various Broadridge categories (the “Funds of Funds Performance Group”) for various periods ended December 31, 2016, and (2) each fund’s actual and contractual management fees and total expenses with those of a group of funds of funds (the “Funds of Funds Expense Group”) and with a broader group of funds of funds (the “Funds of Funds Expense Universe”). The information for each comparison was derived in part from fund financial statements available to Broadridge as of the date of its analysis. With respect to each Fund of Funds, it was noted that the fund’s performance universe (the “Funds of Funds Performance Universe”) was identical to each fund’s respective Performance Universe, and so a separate

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comparison of the performance of each Fund of Funds to its Funds of Funds Performance Universe was not discussed. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe, and Dreyfus representatives informed the Board of the methodology Broadridge used to select the funds in the Funds of Funds Performance Group and the Funds of Funds Expense Group and Funds of Funds Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to each fund and comparison funds. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance.

As applicable to each fund, Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as each fund and (2) paid to Dreyfus, the Sub-Advisers or the Dreyfus-affiliated primary employer of each fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to each Sub-Adviser in relation to the fee paid to Dreyfus by the relevant fund and the respective services provided by the Sub-Adviser and Dreyfus. The Board also considered each Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the relevant fund) and not the fund.

BNY Mellon Large Cap Market Opportunities Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians (highest in the Performance Group for the one-year period), and at or above the Funds of Funds Performance Group medians (highest in the Funds of Funds Performance Group for the one-, two-, and three-year periods), for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and the Funds of Funds Expense Group and Funds of Funds Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median and above the Funds of Funds Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and above the Funds of Funds Expense Group and Funds of Funds Expense Universe medians and the fund’s total expenses were above the Expense Group, Expense Universe, Funds of Funds Expense Group and Fund of Funds Expense Universe medians. The Board considered that the fund invests a portion of its assets in underlying mutual funds (“Acquired Funds”) and that the fund’s pro rata share of the expenses of the Acquired Funds (the “Acquired Fund Expenses”) were included in the fund’s actual total expense rankings in the Expense Group and Expense Universe and the Funds of Funds Expense Group and Funds of Funds Expense Universe and that the other funds of funds in the Funds of Funds Expense Group and Funds of Funds Expense Group Universe also included Acquired Fund Expenses.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for the one-, two- and three-year periods (highest in the Performance Group for the one- and two-year periods) and at or above the Performance Universe median for all periods except the five-year period. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was below the Expense Group median and above the Expense Universe median and the fund’s total expenses were above the Expense Group and Expense Universe medians. The Board considered that the fund invests a portion of its assets in Acquired Funds and that the fund’s pro rata share of the

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INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND BNY MELLON MID CAP MULTI-STRATEGY FUND’S SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

Acquired Fund Expenses was included in the fund’s actual total expense rankings in the Expense Group and Expense Universe.

BNY Mellon Mid Cap Multi-Strategy Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except for the four-year period when the fund’s performance was above the Performance Group and Performance Universe medians. The Board considered the proximity of the fund’s total return to the Performance Group and/or Performance Universe median for certain periods in which the fund’s performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and the Board considered that the fund had outperformed its benchmark index in four of the past ten calendar years.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were slightly above the Expense Group median and below the Expense Universe median.

BNY Mellon Small Cap Multi-Strategy Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods except the four- and five-year periods, when the fund’s performance was at the Performance Group medians and above the Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and slightly below the Expense Universe median.

BNY Mellon Small/Mid Cap Multi-Strategy Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was below the Performance Group medians for all periods except the one-year period, when the fund’s performance was at the Performance Group median, and above the Performance Universe medians for all periods except for the four- and five-year periods, when the fund’s performance was below the Performance Universe medians. The Board considered the proximity of the fund’s total return to the Performance Group and/or Performance Universe median for certain periods in which the fund’s performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and Expense Universe medians.

BNY Mellon Income Stock Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (highest in the Performance Group for the five-year period and ranking in the first quartile of the Performance Group and Performance Universe for most periods), except for the ten-year period when the fund’s performance was at the Performance Group median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

Dreyfus representatives stated that the investment adviser has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund until June 1, 2017, so that annual direct operating expenses of Class A, C, I or Y shares of the fund (excluding Rule 12b-1 fees. shareholder services fees, taxes, interest, brokerage commissions, commitment

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fees on borrowings and extraordinary expenses) do not exceed 0.90% of the fund’s average daily net assets.

BNY Mellon Focused Equity Opportunities Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (highest in the Performance Group for the five-year period). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and considered that the fund’s performance was above the return of the index in three of the seven years.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group median and above the Expense Universe median.

BNY Mellon Asset Allocation Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods and below the Funds of Funds Performance Group medians for all periods except the three- and ten-year periods, when the fund’s performance was at and above, respectively, the Funds of Funds Performance Group medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and the Board considered that the fund had outperformed its benchmark index in six of the past ten calendar years.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and the Funds of Funds Expense Group and Funds of Funds Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median and above the Funds of Funds Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and above the Funds of Funds Expense Group and Funds of Funds Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe, Funds of Funds Expense Group and Funds of Funds Expense Universe medians. The Board considered that the fund invests a portion of its assets in Acquired Funds and that the fund’s pro rata share of the Acquired Fund Expenses was included in the fund’s actual total expense rankings in the Expense Group and Expense Universe and the Funds of Funds Expense Group and Funds of Funds Expense Universe and that the other funds of funds in the Funds of Funds Expense Group and Funds of Funds Expense Group Universe also included Acquired Fund Expenses.

Dreyfus representatives stated that the investment adviser has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until December 31, 2017, so that annual direct fund operating expenses (including indirect fees and expenses of the underlying funds in which the fund may invest, but excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.87% of the fund’s average daily net assets.

BNY Mellon International Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was below the Performance Group medians for the one-, two- and three-year periods and at the Performance Group medians for the four-, five- and ten-year periods, and below the Performance Universe medians for all periods except the four- and five-year periods, when the fund’s performance was above the Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board considered that, on August 6, 2015, the fund changed its investment strategy and, prior to that date, the fund allocated its assets between a core investment style and a value investment style.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

BNY Mellon Emerging Markets Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was at or below the Performance Group and Performance Universe medians for all periods except the one-year period, when the fund’s performance was above the Performance Group and

153

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND BNY MELLON MID CAP MULTI-STRATEGY FUND’S SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board considered that, on August 6, 2015, the fund changed its investment strategy and, prior to that date, the fund allocated its assets between a core investment style and a value investment style.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and Expense Universe medians.

BNY Mellon Large Cap Stock Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was at or below the Performance Group and Performance Universe medians for all periods except the three-year period, when the fund’s performance was above the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and the Board considered that the fund had outperformed its benchmark index in five of the past ten calendar years.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and Expense Universe medians.

BNY Mellon International Appreciation Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was above the Performance Group medians for all periods (highest in the Performance Group for the three-year period) except for the one-year and ten-year periods, when the fund’s performance was below the Performance Group median, and above the Performance Universe medians for all periods except for the one-year period, when the fund’s performance was below the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon International Equity Income Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (highest in the Performance Group for the one-, two- and three-year periods) except for the four- and five-year periods, when the fund’s performance was below the Performance Group and Performance Universe medians (lowest in the Performance Group for the four-year period). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and Expense Universe medians.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also considered the expense limitation arrangements for BNY Mellon Asset Allocation Fund and Class A, C, I and Y shares of BNY Mellon Income Stock Fund and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of

154

scale might emerge in connection with the management of the funds.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Sub-Advisers, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for each fund and the extent to which economies of scale would be realized if each fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the relevant fund, pays each Sub-Adviser pursuant to its corresponding Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among the funds and the funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to Dreyfus and the Sub-Advisers from acting as investment adviser and sub-investment advisers, respectively, and took into consideration the soft dollar arrangements in effect for trading each fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus to each fund, by Walter Scott to BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and by Boston Partners and HGCM to BNY Mellon Mid Cap Multi-Strategy Fund are adequate and appropriate.

• With respect to BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Income Stock Fund and BNY Mellon Focused Opportunities Fund, the Board was satisfied with each fund’s performance.

• With respect to BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon International Appreciation Fund and BNY Mellon International Equity Income Fund, the Board generally was satisfied with each fund’s overall performance.

• With respect to BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon Asset Allocation Fund, BNY Mellon International Fund and BNY Mellon Large Cap Stock Fund, while the Board was concerned with the funds’ performance, the Board expressed confidence in the funds’ strategies and portfolio managers and agreed to closely monitor performance.

• With respect to BNY Mellon Emerging Markets Fund, the Board considered Dreyfus’ efforts to improve fund performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus by each fund (and the Sub-Advisers, as applicable) supported the renewal of the Agreements in light of the considerations described above.

• The Board determined that the fees charged by Dreyfus under the Agreement with respect to BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and BNY Mellon Asset Allocation Fund were for services in addition to, and not duplicative of, services provided under the advisory contracts of the underlying funds in which those funds invested.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the funds had been adequately considered by Dreyfus in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-

155

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND BNY MELLON MID CAP MULTI-STRATEGY FUND’S SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

Advisers, of each fund and the services provided to the funds by Dreyfus and, as applicable, the Sub-Advisers. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreements, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

156

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (74)

Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

Attorney, Cozen and O’Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President from 2002 to 2007

No. of Portfolios for which Board Member Serves: 25

———————

John R. Alchin (69)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired since 2007

• Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice-President, Co-Chief Financial Officer and Treasurer, from 2002 to 2007

Other Public Company Board Memberships During Past 5 Years:

• Polo Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-present)

No. of Portfolios for which Board Member Serves: 25

———————

Ronald R. Davenport (81)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Chairman of Sheridan Broadcasting Corporation since July 1972

No. of Portfolios for which Board Member Serves: 25

———————

Jack Diederich (80)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired; Executive Vice President—Chairman’s Counsel of Alcoa Inc. from 1991 to 1997

No. of Portfolios for which Board Member Serves: 25

———————

Kim D. Kelly (61)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant since 2005

• Chief Restructuring Officer of Allegiance Communications LLC from August 2011 to January 2013

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

• Broadview Network Holdings, Inc.-Director and Chair (2011-2012)

No. of Portfolios for which Board Member Serves: 25

———————

Kevin C. Phelan (73)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Mortgage Banker, Colliers International since March 1978, including,

Co-Chairman since 2010, President since 2007 and Executive Vice President and Director from March 1998 to September 2007

No. of Portfolios for which Board Member Serves: 25

———————

Patrick J. Purcell (69)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Owner, President and Publisher of the Boston Herald since February 1994

President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996

• President and Chief Executive Officer, Herald Media since 2001

No. of Portfolios for which Board Member Serves: 25

———————

Thomas F. Ryan, Jr. (76)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since April 1999

President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-present)

No. of Portfolios for which Board Member Serves: 25

———————

Maureen M. Young (72)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since 2007

Director of the Office of Government Relations at Carnegie Mellon University from January 2000 to December 2007

No. of Portfolios for which Board Member Serves: 25

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

157

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 53 years old and has served in various capacities with BNY Mellon since 1993.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, since March 2013 from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 155 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Ant-Money Laudering Compliance Officer January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 59 investment companies (comprised of 150 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

158

NOTES

159

For More Information

The BNY Mellon Funds

c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

BNY Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Walter Scott & Partners Limited
One Charlotte Square
Edinburgh, Scotland, UK

Geneva Capital Management LLC
100 East Wisconsin Avenue
Suite 2550,
Milwaukee, WI 53202

Boston Partners Global Investors, Inc.
909 Third Avenue
New York, NY 10022

Administrator

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon Large Cap Stock Fund	Class M: MPLCX	Investor: MILCX
BNY Mellon Large Cap Market Opportunities Fund	Class M: MMOMX	Investor: MMOIX
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Class M: MTSMX	Investor: MTSIX
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX	Class A: BMIAX	Class C: BMISX	Class I: BMIIX	Class Y: BMIYX
BNY Mellon Mid Cap Multi-Strategy Fund	Class M: MPMCX	Investor: MIMSX
BNY Mellon Small Cap Multi-Strategy Fund	Class M: MPSSX	Investor: MISCX
BNY Mellon Focused Equity Opportunities Fund	Class M: MFOMX	Investor: MFOIX
BNY Mellon Small/Mid Cap Multi-Strategy Fund	Class M: MMCMX	Investor: MMCIX
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX
BNY Mellon International Appreciation Fund	Class M: MPPMX	Investor: MARIX
BNY Mellon International Equity Income Fund	Class M: MLIMX	Investor: MLIIX
BNY Mellon Asset Allocation Fund	Class M: MPBLX	Investor: MIBLX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation	MFTAR0817-EQ

The BNY Mellon Funds

BNY Mellon Bond Fund

BNY Mellon Intermediate Bond Fund

BNY Mellon Corporate Bond Fund

BNY Mellon Short-Term U.S. Government Securities Fund

ANNUAL REPORT August 31, 2017

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Funds Trust, covering the 12-month period from September 1, 2016 through August 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets during the final months of 2016 were dominated by the election of a new U.S. presidential administration. Equities surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered over the first eight months of 2017 when it became clearer that major tax and fiscal reforms would take time and political capital to enact. Stocks continued to rally, led by large growth-oriented companies, as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
September 15, 2017

3

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2016 through August 31, 2017, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, BNY Mellon Bond Fund’s Class M shares produced a total return of 0.87%, and Investor shares produced a total return of 0.63%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), produced a total return of 0.49% for the same period.2

U.S. bonds produced modestly positive returns over the reporting period when moderating long-term interest rates and muted inflation offset earlier market weakness stemming from expectations of greater economic growth. The fund outperformed the Index, primarily due to its overweighted exposure to corporate-backed bonds.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its net assets in bonds, such as U.S. government and agency bonds, corporate bonds, municipal bonds, mortgage-related securities, and foreign corporate and government bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the average effective duration of the fund’s portfolio will not exceed eight years.

Economic and Political Developments Drove Bond Markets

Longer-term interest rates rose sharply in the weeks following the U.S. presidential election in November 2016, causing prices of U.S. government securities to decline. Rates moved higher in response to expectations that the new administration’s more business-friendly regulatory, tax, and fiscal policies would boost U.S. economic growth and inflationary pressures. In addition, the Federal Reserve Board (the “Fed”) implemented a long-awaited increase in short-term interest rates in December 2016.

Meanwhile, evidence of stronger global economic growth in overseas markets prompted a gradual move among central banks away from the aggressively accommodative monetary policies of the past few years. In the United States, short-term interest rates continued to rise when the Fed implemented two more increases in short-term rates over the first half of 2017. In contrast, long-term U.S. interest rates moderated, giving back some, but not all, of the post-election spike when inflationary pressures remained muted and investors came to realize that some government policy reforms were far from certain. Meanwhile, corporate-backed bonds generally continued to produce robust returns in an environment of growing corporate earnings.

Allocation Strategy Bolstered Relative Results

The fund’s performance compared to the Index benefited over the reporting period from our sector allocation strategy. Most notably, overweighted exposure to corporate-backed bonds, and a commensurately underweighted position in U.S. Treasury securities, helped the fund participate more fully in the higher yields and narrowing credit spreads of corporate securities. The fund’s relative performance was further enhanced by an emphasis on corporate bonds with BBB credit ratings, which are at the lower end of the investment-grade range. Bonds issued on behalf of companies in the industrial, communications, financial, and technology industry groups fared especially well. Among government-issued securities, the fund added a degree of value through its holdings of Treasury Inflation Protected Securities (“TIPS”) and taxable municipal bonds.

We maintained the fund’s average duration in a range that was slightly shorter than the Index. This positioning helped cushion the negative impact of rising long-term interest rates over the final weeks of 2016, but it mildly constrained the benefits of moderating rates in 2017.

Disappointments proved to be relatively mild during the reporting period. The fund’s holdings of short-term bonds with maturities of one to two years trailed broader market averages. Corporate-backed bonds from the energy and utilities sectors also generally lagged. The fund held no exposure to sovereign bonds in overseas markets, missing out on their relatively strong results during the reporting period.

Positioned for Continued Economic Growth

The U.S. economy has continued to expand, and many analysts expect slow-to-moderate growth to persist over the months ahead. Inflationary pressures may increase in this environment, and most analysts anticipate additional short-term interest-rate hikes and balance-sheet normalization from the Fed as it moves toward a less stimulative monetary policy. On the other hand, we believe that technical conditions in the bond market remain favorable, as a limited supply of new bond issuance has been met with generally robust investor demand.

Therefore, we currently are cautiously optimistic regarding the prospects for the U.S. bond market. As of the reporting period’s end, we have maintained the fund’s overweighted exposure to corporate bonds that historically have been more sensitive to business conditions than interest rates, and we have continued to hold inflation-adjusted securities and taxable municipal bonds. On a more cautious note, we have maintained a modestly shorter-than-average duration posture to guard against the possibility of rising long-term interest rates.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bond funds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

For the period from September 1, 2016 through August 31, 2017, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, BNY Mellon Intermediate Bond Fund’s Class M shares produced a total return of 1.01%, and Investor shares produced a total return of 0.75%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Index (the “Index”), produced a total return of 0.82% for the same period.2

U.S. bonds produced modestly positive returns over the reporting period when moderating long-term interest rates offset earlier market weakness. The fund’s Class M shares outperformed the Index, primarily due to overweighted exposure to corporate-backed bonds.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its net assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds, and municipal bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years. When managing the fund, we use a disciplined process to select bonds and manage risk. We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

Economic and Political Developments Drove Bond Markets

Longer-term interest rates rose sharply in the weeks following the U.S. presidential election in November 2016, causing prices of U.S. government securities to decline. Rates moved higher in response to expectations that the new administration’s more business-friendly regulatory, tax, and fiscal policies would boost U.S. economic growth and inflationary pressures. In addition, the Federal Reserve Board (the “Fed”) implemented a long-awaited increase in short-term interest rates in December 2016.

Meanwhile, evidence of stronger global economic growth in overseas markets prompted a gradual move among central banks away from the aggressively accommodative monetary policies of the past few years. In the United States, short-term interest rates continued to rise when the Fed implemented two more short-term rate hikes over the first half of 2017. In contrast, long-term U.S. interest rates moderated, giving back some, but not all, of the post-election spike when inflationary pressures remained muted and investors came to realize that some government policy reforms were far from certain. Meanwhile, corporate-backed bonds generally continued to produce robust returns in an environment of growing corporate earnings.

Allocation Strategy Bolstered Relative Results

The fund’s performance compared to the Index benefited over the reporting period from our sector allocation strategy. Most notably, overweighted exposure to corporate-backed bonds, and a commensurately underweighted position in U.S. Treasury securities, helped the fund participate more fully in the higher yields and narrowing credit spreads of corporate securities. The fund’s relative performance was further enhanced by an emphasis on corporate bonds with BBB credit ratings, which are at the lower end of the investment-grade range. Bonds issued on behalf of companies in the industrial, technology, and financial industry groups fared especially well. Among government-issued securities, the fund added a degree of value through Treasury Inflation Protected Securities (“TIPS”), taxable municipal bonds, and securities backed by U.S. government agencies.

We maintained the fund’s average duration in a range that was slightly shorter than the Index. This positioning helped cushion the negative impact of rising long-term interest rates over the final weeks of 2016.

Disappointments proved to be relatively mild during the reporting period. The fund’s holdings of short-term bonds with maturities of one to two years trailed broader market averages. Corporate bonds from the energy and utilities sectors also generally lagged.

Positioned for Continued Economic Growth

The U.S. economy has continued to expand, and many analysts expect slow-to-moderate growth to persist over the months ahead. Inflationary pressures may increase in this environment, and most analysts anticipate additional short-term interest-rate hikes from the Fed. On the other hand, we believe that technical conditions in the bond market remain favorable, as a limited supply of new bond issuance has been met with generally robust investor demand.

Therefore, we currently are cautiously optimistic regarding the prospects for the U.S. bond market. As of the reporting period’s end, we have maintained the fund’s overweighted exposure to corporate bonds that historically have been more sensitive to business conditions than interest rates, and we have continued to hold inflation-adjusted securities and taxable municipal bonds. On a more cautious note, we have maintained a modestly shorter-than-average duration posture to guard against the possibility of rising long-term interest rates.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. – The Bloomberg Barclays U.S. Intermediate Government/Credit Index is a broad-based flagship benchmark that measures the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2016 through August 31, 2017, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, BNY Mellon Corporate Bond Fund’s Class M shares produced a total return of 3.67%, and Investor shares produced a total return of 3.53%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Intermediate Credit Index (the “Index”), produced a total return of 1.92%, and the Bloomberg Barclays U.S. Credit Index, the fund’s secondary benchmark, produced a total return of 1.90% for the same period.2,3

U.S. corporate bonds produced moderately positive returns over the reporting period in an environment of improving business conditions. The fund’s security selection, sector allocation, and duration management strategies enabled it to outperform the Index.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets in corporate bonds, which include U.S. dollar-denominated bonds issued by U.S. and foreign corporations. The remainder of the fund’s assets may be invested in U.S. government and agency bonds, mortgage-related securities, including commercial mortgage-backed securities, asset-backed securities, foreign corporate bonds denominated in foreign currencies, foreign government bonds, municipal bonds and commercial paper, and other money market instruments. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by the investment adviser.

We employ a disciplined process to select bonds and manage risk. We choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. In selecting corporate bonds for investment, we analyze fundamental metrics, including the issuer’s cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macroeconomic factors.

Economic and Political Developments Drove Bond Markets

Longer-term interest rates rose sharply in the weeks following the U.S. presidential election in November 2016, causing prices of U.S. government securities to decline. Rates moved higher in response to expectations that the new administration’s more business-friendly regulatory, tax, and fiscal policies would boost U.S. economic growth and inflationary pressures. In addition, the Federal Reserve Board (the “Fed”) implemented a long-awaited increase in short-term interest rates in December 2016.

In 2017, short-term interest rates continued to rise when the Fed implemented two more short-term rate hikes over the first half of the year. In contrast, long-term U.S. interest rates moderated, giving back some, but not all, of the post-election spike when inflationary pressures remained muted and investors came to realize that some government policy reforms were far from certain.

Corporate-backed bonds generally produced higher returns than their government-issued counterparts in this environment. Lower-rated corporate bonds fared especially well in light of growing corporate earnings and improving global economic conditions.

Fund Strategies Bolstered Relative Results

The fund’s performance compared to the Index benefited over the reporting period from our security selection strategy among corporate-backed bonds. Most notably, the fund achieved strong results from its holdings of longer-term securities issued on behalf of companies in the industrials and financials sectors, which provided highly competitive yields. The fund’s exposure to lower-rated securities, including those with BBB and high yield credit ratings, also enhanced relative performance, as did underweighted exposure to more highly rated corporate bonds. In other areas of the bond market, the fund added a degree of value through its exposure to taxable municipal bonds and U.S. dollar-denominated sovereigns.

We maintained the fund’s average duration among corporate bonds in a range that was longer than the Index. This positioning helped the fund capture incrementally higher yields and benefit more fully as yield differences narrowed along the market’s credit-quality spectrum.

Disappointments proved to be relatively mild during the reporting period. The fund’s holdings of corporate bonds from the consumer cyclical sector generally lagged broader market averages due to security selection shortfalls.

Positioned for Continued Economic Growth

The U.S. economy has continued to expand, and many analysts expect slow-to-moderate growth to persist over the months ahead. Corporate earnings and inflationary pressures may increase in this environment, and most analysts anticipate additional short-term interest-rate hikes from the Fed. Among corporate bonds, credit spreads have narrowed significantly in the wake of the recent rally. On the other hand, we believe that technical conditions in the bond market generally remain favorable, as a limited supply of new bond issuance has been met with generally robust investor demand.

Therefore, we currently are cautiously optimistic regarding the prospects for corporate bonds. As of the reporting period’s end, we have maintained the fund’s overweighted exposure to lower-rated corporate bonds that historically have been more sensitive to business conditions than interest rates. We have also maintained a modestly longer-than-average duration posture as we seek to capture higher yields.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. – The Bloomberg Barclays U.S. Intermediate Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities constrained by maturity. The U.S. Intermediate Credit Index is a subset of the U.S. Credit Index, which feeds into the U.S. Government/Credit Index and U.S. Aggregate Index. Investors cannot invest directly in any index.

3 Source: Lipper Inc. – The Bloomberg Barclays U.S. Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies sovereigns, supranationals and local authorities. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

6

For the period from September 1, 2016 through August 31, 2017, as provided by Lawrence R. Dunn, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, BNY Mellon Short-Term U.S. Government Securities Fund’s Class M shares produced a total return of 0.26%, and Investor shares produced a total return of 0.10%.1 In comparison, the Bloomberg Barclays U.S. Government 1-3 Year Bond Index (the “Index”), the fund’s benchmark, produced a total return of 0.56% for the same period.2

Short-term U.S. government securities produced modestly positive total returns over the reporting period as short-term rates increased and longer-term interest rates moderated. The fund underperformed the Index, primarily due to its focus on short-term securities during the final months of 2016, when longer-term bonds fared better.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests at least 80% of its net assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived as such by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

Short-Term Rates Climbed in Anticipation of Greater Growth

Longer-term interest rates rose sharply in the weeks following the U.S. presidential election in November 2016, causing prices of U.S. government securities and other high-quality bonds to decline. Rates moved higher in response to expectations that the new administration’s more business-friendly regulatory, tax, and fiscal policies would boost U.S. economic growth and inflationary pressures. In addition, the Federal Reserve Board (the “Fed”) implemented a long-awaited increase in the overnight federal funds rate in December 2017, driving short-term rates higher.

Short-term interest rates continued to rise when the Fed implemented two more increases in the federal funds rate over the first half of 2017, sending the target for overnight rates to between 1.00% and 1.25%. Yields of bonds in the two- to five-year maturity range also rose. In contrast, long-term U.S. interest rates moderated, giving back some, but not all, of the post-election spike as investors came to realize that some government policy reforms were far from certain in a contentious political environment.

Meanwhile, mortgage-backed securities and asset-backed securities from U.S. government agencies generally continued to provide yield advantages over nominal U.S. Treasury securities with comparable maturities.

Conservative Posture in a Rising Rate Environment

The fund’s performance compared to the Index was dampened to a degree by a relatively conservative investment posture, including an emphasis on short-term securities, in an environment of rising short-term interest rates in the wake of the November 2016 presidential election.

On the other hand, the fund benefited over the reporting period from its sector allocation strategy, most notably significant positions in higher-yielding mortgage-backed and asset-backed securities backed by U.S. government agencies. These holdings performed well amid low market volatility throughout the reporting period. We focused mainly on mortgage-related securities backed by pools of 10-year amortizing loans, which tend to be less sensitive to the risks of duration extension when rates rise. A relatively small allocation to taxable municipal bonds also helped support relative results.

Positioned for Continued Economic Growth

The U.S. economy has continued to expand moderately, and some analysts expect growth to gain momentum over the months ahead. Inflationary pressures have remained muted, but they may be poised to increase. Therefore, many analysts currently believe that higher short-term rates are more likely than lower rates, and the Fed is expected to begin to reduce its holdings of U.S. government securities in an effort to normalize monetary policy in the months ahead.

These developments could cause yield differences to widen across the market’s maturity spectrum, particularly at the longer end of its range. As of the reporting period’s end, we have maintained a relatively cautious investment posture, but we have maintained overweighted exposure to mortgage-backed securities and asset-backed securities that we believe provide yield advantages over U.S. Treasury securities. In our judgment, these are prudent strategies in an environment of expanding economic activity and rising interest rates.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. – The Bloomberg Barclays U.S. Government 1-3 Year Bond Index comprises the U.S. Treasury and U.S. Agency Indices. The index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries and U.S. agency debentures, which reach maturity in 1-3 years. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

7

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon Bond Fund Class M shares and Investor shares and the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”)

Average Annual Total Returns as of 8/31/17
	1 Year	5 Years	10 Years
Class M shares	0.87%	2.02%	4.29%
Investor shares	0.63%	1.75%	4.02%
Bloomberg Barclays U.S. Aggregate Bond Index	0.49%	2.19%	4.40%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Bond Fund on 8/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

8

Comparison of change in value of $10,000 investment in BNY Mellon Intermediate Bond Fund Class M shares and Investor shares and the Bloomberg Barclays U.S. Intermediate Government/Credit Index (the “Index”)

Average Annual Total Returns as of 8/31/17
	1 Year	5 Years	10 Years
Class M shares	1.01%	1.23%	3.36%
Investor shares	0.75%	0.97%	3.10%
Bloomberg Barclays U.S. Intermediate Government/Credit Index	0.82%	1.75%	3.76%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Intermediate Bond Fund on 8/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is a broad-based flagship benchmark that measures the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

9

FUND PERFORMANCE (continued)

BNY Mellon Corporate Bond Fund (Class M shares)
BNY Mellon Corporate Bond Fund (Investor shares)
Bloomberg Barclays U.S. Intermediate Credit Index†
Bloomberg Barclays U.S. Credit Index†
$12,519
$12,368
$12,362
$11,890
12,500
12,000
11,500
11,000
10,500
10,000
Dollars
3/2/12
12
13
14
15
16
17
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon Corporate Bond Fund Class M shares and Investor shares and the Bloomberg Barclays U.S. Intermediate Credit Index and the Bloomberg Barclays U.S. Credit Index

Average Annual Total Returns as of 8/31/17
	Inception Date	1 Year	5 Year	From Inception
Class M shares	3/2/12	3.67%	3.70%	4.17%
Investor shares	3/2/12	3.53%	3.46%	3.93%
Bloomberg Barclays U.S. Intermediate Credit Index	2/29/12	1.92%	2.80%	3.20%††
Bloomberg Barclays U.S. Credit Index	2/29/12	1.90%	3.40%	3.94%††

† Source: Lipper Inc.

†† For comparative purposes, the value of the indices as of 02/29/12 is used as the beginning value on 3/2/12.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Corporate Bond Fund on 3/2/12 (inception date) to a $10,000 investment made in each of the Bloomberg Barclays U.S. Intermediate Credit Index and the Bloomberg Barclays U.S. Credit Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Bloomberg Barclays U.S. Intermediate Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities constrained by maturity. The U.S. Intermediate Credit Index is a subset of the U.S. Credit Index which feeds into the U.S. Government/Credit Index and U.S. Aggregate Index. Bloomberg Barclays U.S. Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies sovereigns, supranationals and local authorities. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

10

BNY Mellon Short-Term U.S. Government Securities Fund (Class M shares)
BNY Mellon Short-Term U.S. Government Securities Fund (Investor shares)
Bloomberg Barclays U.S. Government 1-3 Year Bond Index†
13,000
12,250
11,500
10,750
10,000
Dollars
$12,045
$11,554
$11,259
07
08
09
10
11
12
13
14
15
16
17
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon Short-Term U.S. Government Securities Fund Class M shares and Investor shares and the Bloomberg Barclays U.S. Government 1-3 Year Bond Index (the “Index”)

Average Annual Total Returns as of 8/31/17
	1 Year	5 Years	10 Years
Class M shares	0.26%	0.26%	1.46%
Investor shares	0.10%	0.01%	1.19%
Bloomberg Barclays U.S. Government 1-3 Year Bond Index	0.56%	0.68%	1.88%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Short-Term U.S. Government Securities Fund on 8/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index comprises the U.S. Treasury and U.S. Agency Indices. The Index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries and U.S. agency debentures, which reach maturity in 1-3 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

11

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2017 to August 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2017
	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.86	$4.14
Ending value (after expenses)	$1,028.40	$1,026.60
Annualized expense ratio (%)	.56	.81
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.85	$4.12
Ending value (after expenses)	$1,017.50	$1,015.60
Annualized expense ratio (%)	.56	.81
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.87	$4.16
Ending value (after expenses)	$1,036.00	$1,036.70
Annualized expense ratio (%)	.56	.81
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.83	$4.09
Ending value (after expenses)	$1,006.10	$1,005.60
Annualized expense ratio (%)	.56	.81

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2017
	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.85	$4.13
Ending value (after expenses)	$1,022.38	$1,021.12
Annualized expense ratio (%)	.56	.81
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.85	$4.13
Ending value (after expenses)	$1,022.38	$1,021.12
Annualized expense ratio (%)	.56	.81
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.85	$4.13
Ending value (after expenses)	$1,022.38	$1,021.12
Annualized expense ratio (%)	.56	.81
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.85	$4.13
Ending value (after expenses)	$1,022.38	$1,021.12
Annualized expense ratio (%)	.56	.81

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

13

STATEMENT OF INVESTMENTS
August 31, 2017

BNY Mellon Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.5%
Commercial Mortgage Pass-Through Ctfs. - 1.4%
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/45	4,225,307	4,428,386
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/45	9,045,000	9,319,552
				13,747,938
Consumer Discretionary - 3.7%
21st Century Fox America, Gtd. Notes	6.15	3/1/37	4,365,000	5,571,538
Comcast, Gtd. Notes	2.75	3/1/23	9,400,000	9,554,536
General Motors Financial, Gtd. Notes	3.20	7/6/21	3,240,000	3,300,007
Scripps Networks Interactive, Sr. Unscd. Notes	2.80	6/15/20	5,465,000	5,508,999
Time Warner, Gtd. Notes	4.00	1/15/22	7,570,000	8,014,247
Toyota Motor Credit, Sr. Unscd. Notes	2.15	3/12/20	5,145,000	5,199,167
				37,148,494
Consumer Staples - 2.9%
Anheuser-Busch InBev Finance, Gtd. Notes	4.90	2/1/46	5,935,000	6,789,676
BAT Capital, Gtd. Notes	3.56	8/15/27	5,230,000	[a] 5,315,404
CVS Health, Sr. Unscd. Notes	4.88	7/20/35	5,540,000	6,220,162
Kroger, Sr. Unscd. Notes	2.60	2/1/21	3,735,000	3,766,032
PepsiCo, Sr. Unscd. Notes	4.50	1/15/20	7,040,000	7,516,812
				29,608,086
Energy - 2.7%
Apache, Sr. Unscd. Notes	3.25	4/15/22	4,120,000	4,196,896
BP Capital Markets, Gtd. Notes	4.75	3/10/19	4,640,000	4,854,503
Enterprise Products Operating, Gtd. Notes	2.55	10/15/19	3,235,000	3,263,754
Exxon Mobil, Sr. Unscd. Notes	1.71	3/1/19	4,425,000	4,435,874
Sabine Pass Liquefaction, Sr. Scd. Notes	5.75	5/15/24	3,300,000	3,675,035
Spectra Energy Partners, Sr. Unscd. Notes	3.50	3/15/25	3,145,000	3,206,667
Williams Partners, Sr. Unscd Notes	4.30	3/4/24	3,516,000	3,732,288
				27,365,017
Financials - 15.9%
AerCap Ireland Capital, Gtd. Notes	4.50	5/15/21	10,430,000	11,094,856
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	9,330,000	9,425,878
Bank of America, Sub. Notes, Ser. L	3.95	4/21/25	9,170,000	9,478,981
Barclays, Sub. Notes	5.20	5/12/26	4,055,000	4,344,511
Citigroup, Sub. Notes	4.45	9/29/27	10,200,000	10,797,584
Citizens Financial Group, Sub. Notes	4.15	9/28/22	8,555,000	[a] 9,021,552
Cooperatieve Rabobank, Gtd. Notes	4.50	1/11/21	8,060,000	8,660,010
Deutsche Bank , Sr. Unscd. Notes	6.00	9/1/17	5,485,000	5,485,000
Ford Motor Credit, Sr. Unscd. Notes	3.22	1/9/22	4,995,000	5,079,615

14

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.5% (continued)
Financials - 15.9% (continued)
GE Capital International Funding, Gtd. Notes	2.34	11/15/20	6,873,000	6,960,367
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	8,270,000	10,908,122
HSBC Finance, Sub. Notes	6.68	1/15/21	10,510,000	11,980,997
Intercontinental Exchange, Gtd. Notes	2.75	12/1/20	6,035,000	6,205,935
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	5,770,000	5,928,146
MetLife, Sr. Unscd. Notes	7.72	2/15/19	6,865,000	7,452,604
Morgan Stanley, Sub. Notes	4.88	11/1/22	11,490,000	12,527,739
Societe Generale, Sub. Notes	4.75	11/24/25	8,355,000	[a,b] 8,903,411
Total System Services, Sr. Unscd. Notes	4.80	4/1/26	5,765,000	6,411,255
Wells Fargo & Co., Sr. Unscd Notes	2.60	7/22/20	3,415,000	3,472,770
Wells Fargo & Co., Sub. Notes	4.90	11/17/45	6,265,000	6,927,196
				161,066,529
Foreign/Governmental - 1.6%
Petroleos Mexicanos, Gtd. Notes	4.88	1/24/22	8,605,000	9,090,322
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,500,000	6,804,494
				15,894,816
Health Care - 2.1%
AbbVie, Sr. Unscd. Notes	2.90	11/6/22	5,090,000	5,170,090
Amgen, Sr. Unscd. Notes	5.65	6/15/42	4,955,000	6,050,854
Biogen, Sr. Unscd. Notes	2.90	9/15/20	5,600,000	5,735,304
Celgene, Sr. Unscd. Notes	2.88	8/15/20	4,305,000	4,416,253
				21,372,501
Industrials - 2.7%
ABB Finance USA, Gtd. Notes	2.88	5/8/22	7,215,000	7,447,192
American Airlines , Ser. 2015-1, Cl. A	3.38	11/1/28	4,926,391	5,040,289
Burlington Northern Santa Fe, Sr. Unscd. Debs.	3.45	9/15/21	6,415,000	6,715,157
General Electric, Jr. Sub. Notes, Ser. D, 3 Month LIBOR + 3.33%	5.00	12/31/49	5,393,000	[c] 5,703,098
General Electric, Sub. Notes	5.30	2/11/21	2,373,000	2,631,287
				27,537,023
Information Technology - 6.8%
Adobe Systems, Sr. Unscd. Notes	3.25	2/1/25	4,895,000	5,067,579
Amazon.com, Sr. Unscd. Notes	2.50	11/29/22	6,675,000	6,764,005
Apple, Sr. Unscd. Notes	4.38	5/13/45	4,895,000	5,411,392
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/22	5,620,000	5,793,596
Dell International, Sr. Scd. Notes	6.02	6/15/26	5,775,000	[a] 6,457,701
eBay, Sr. Unscd. Notes	2.60	7/15/22	5,295,000	5,311,858
Fidelity National Information Services, Gtd. Notes	3.88	6/5/24	2,016,000	2,135,170
Intel, Sr. Unscd. Notes	2.70	12/15/22	4,020,000	4,119,674

15

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.5% (continued)
Information Technology - 6.8% (continued)
Intel, Sr. Unscd. Notes	4.90	7/29/45	7,250,000	8,591,537
Microsoft, Sr. Unscd. Notes	3.75	2/12/45	7,035,000	7,161,420
Oracle, Sr. Unscd. Notes	2.50	5/15/22	9,660,000	9,812,655
Seagate HDD Cayman, Gtd. Bonds	4.75	1/1/25	2,725,000	2,656,860
				69,283,447
Materials - .4%
Eastman Chemical, Sr. Unscd. Notes	3.60	8/15/22	3,440,000	3,586,056
Municipal Bonds - 7.3%
California Earthquake Authority, Revenue	2.81	7/1/19	4,788,000	4,829,416
California Educational Facilities Authority, Revenue (Stanford University), Ser. U-2	5.00	10/1/32	6,125,000	8,003,109
Chicago, GO, Ser. B	7.38	1/1/33	4,710,000	5,464,636
Commonwealth of Massachusetts, GO (Build America Bonds)	4.91	5/1/29	4,990,000	5,953,918
Commonwealth of Massachusetts, GO (Build America Bonds), Ser. E	4.20	12/1/21	335,000	360,189
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue Bonds, Ser. A	3.00	7/1/20	14,000,000	14,397,320
New York City, GO (Build America Bonds)	6.25	6/1/35	5,470,000	6,064,917
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Build America Bonds)	6.28	6/15/42	8,440,000	9,466,979
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	3,550,000	4,038,871
South Carolina Public Service Authority, Revenue Obligations, Ser. D	2.39	12/1/23	3,950,000	3,730,183
Texas Public Finance Authority, Windstorm Insurance Association Premium Revenue	8.25	7/1/24	4,890,000	5,179,439
University of California Regents, Limited Project Revenue, Ser. J	4.13	5/15/45	5,530,000	5,873,081
				73,362,058
Real Estate - 2.6%
Alexandria Real Estate Equities, Gtd. Notes	4.30	1/15/26	4,180,000	4,453,105
Boston Properties, Sr. Unscd. Notes	4.13	5/15/21	3,005,000	3,193,870
CubeSmart, Gtd. Notes	4.80	7/15/22	5,173,000	5,633,552
Essex Portfolio, Gtd. Notes	3.38	1/15/23	4,081,000	4,178,113
Kimco Realty, Sr. Unscd. Notes	3.40	11/1/22	5,595,000	5,792,198
Tanger Properties, Sr. Unscd. Notes	3.13	9/1/26	3,605,000	3,435,065
				26,685,903
Telecommunications - 3.5%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	7,980,000	8,548,861
AT&T, Sr. Unscd. Notes	3.90	8/14/27	5,205,000	5,270,188
Telefonica Emisiones, Gtd. Notes	4.10	3/8/27	9,675,000	10,128,984
Verizon Communications, Sr. Unscd. Bonds	5.50	3/16/47	10,605,000	11,503,418
				35,451,451
U.S. Government Agencies - .5%
Federal Farm Credit Bank, Bonds	2.50	8/28/24	5,235,000	5,231,398

16

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.5% (continued)
U.S. Government Agencies Mortgage-Backed - 26.3%
Federal Home Loan Mortgage Corp.
3.00%, 8/1/47			2,543,761	d	2,574,661
3.50%, 12/1/28-8/1/47			15,935,537	d	16,500,821
4.00%, 6/1/26-8/1/47			11,754,190	d	12,478,365
4.50%, 2/1/47			6,525,944	d	7,014,187
5.00%, 12/1/39-7/1/40			6,103,822	d	6,708,162
Federal National Mortgage Association
2.50%, 10/1/31			13,625,727	d	13,831,991
3.00%, 2/1/32-8/1/47			61,832,747	d	62,923,111
3.50%, 1/1/28-7/1/47			57,177,390	d	59,330,257
4.00%, 3/1/46-7/1/47			26,064,928	d	27,580,683
4.50%, 2/1/47-6/1/47			15,352,554	d	16,521,394
5.00%, 11/1/43			1,395,863	d	1,533,022
Government National Mortgage Association I
5.00%, 11/15/34			11,201		12,320
Government National Mortgage Association II
3.00%, 1/20/47			13,125,689		13,412,454
3.50%, 2/20/47			7,512,023		7,844,635
4.00%, 6/20/47			12,829,031		13,590,344
4.50%, 7/20/47			4,238,008		4,525,038
				266,381,445
U.S. Government Securities - 17.1%
U.S. Treasury Bonds	2.88	8/15/45	115,000		118,481
U.S. Treasury Bonds	2.50	5/15/46	2,340,000		2,231,776
U.S. Treasury Bonds	2.25	8/15/46	5,500,000	[b]	4,965,256
U.S. Treasury Bonds	3.00	2/15/47	15,800,000	[b]	16,676,407
U.S. Treasury Inflation Protected Securities, Bonds	1.00	2/15/46	9,691,688	[e]	9,985,178
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/20	4,916,106	[e]	4,942,062
U.S. Treasury Inflation Protected Securities, Notes	0.63	7/15/21	14,410,968	[e]	14,848,711
U.S. Treasury Inflation Protected Securities, Notes	0.13	1/15/22	11,774,771	[e]	11,850,122
U.S. Treasury Inflation Protected Securities, Notes	0.38	7/15/25	12,611,831	[b,e]	12,726,328
U.S. Treasury Inflation Protected Securities, Notes	0.38	1/15/27	5,070,150	[b,e]	5,067,584
U.S. Treasury Notes	1.13	1/15/19	18,440,000	[b]	18,403,985
U.S. Treasury Notes	1.13	2/28/19	13,750,000		13,718,579
U.S. Treasury Notes	1.38	2/15/20	14,500,000	[b]	14,501,982
U.S. Treasury Notes	1.50	4/15/20	4,000,000		4,011,562
U.S. Treasury Notes	1.50	7/15/20	7,750,000		7,767,558
U.S. Treasury Notes	1.13	2/28/21	13,080,000		12,901,938
U.S. Treasury Notes	2.13	9/30/21	13,750,000		14,026,880
U.S. Treasury Notes	1.88	4/30/22	2,000,000		2,016,133
U.S. Treasury Notes	2.38	5/15/27	1,605,000		1,640,109
				172,400,631
Utilities - 1.0%
Consumers Energy, First Mortgage Bonds	3.25	8/15/46	2,720,000		2,569,252
Exelon, Sr. Unscd. Notes	3.40	4/15/26	4,400,000		4,479,339
Public Service Enterprise Group, Sr. Unscd. Notes	1.60	11/15/19	2,670,000		2,650,125
				9,698,716
Total Bonds and Notes (cost $969,851,944)			995,821,509

17

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)
Description	Shares	Value ($)
Other Investment - 1.3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $12,777,129)	12,777,129	[f] 12,777,129

Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $1,199,000)	1,199,000	[f] 1,199,000
Total Investments (cost $983,828,073)	99.9%	1,009,797,638
Cash and Receivables (Net)	0.1%	1,105,161
Net Assets	100.0%	1,010,902,799

GO—General Obligation

LIBOR—London Interbank Offered Rate

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, these securities were valued at $29,698,068 or 2.94% of net assets.

b Security, or portion thereof, on loan. At August 31, 2017, the value of the fund’s securities on loan was $42,740,647 and the value of the collateral held by the fund was $43,787,537, consisting of cash collateral of $1,199,000 and U.S. Government & Agency securities valued at $42,588,537.

c Variable rate security—rate shown is the interest rate in effect at period end.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	44.3
U.S. Government Agencies/Mortgage-Backed	26.8
U.S. Government Securities	17.1
Municipal Bonds	7.3
Foreign/Governmental	1.6
Money Market Investments	1.4
Commercial Mortgage-Backed	1.4
99.9

† Based on net assets.

See notes to financial statements.

18

BNY Mellon Intermediate Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.3%
Consumer Discretionary - 6.0%
American Honda Finance, Sr. Unscd. Bonds	1.70	9/9/21	4,260,000	4,207,397
BMW US Capital, Gtd. Notes, 3 Month LIBOR + 0.38%	1.68	4/6/20	2,000,000	[a,b] 2,011,164
General Motors Financial, Gtd. Notes	3.20	7/6/21	2,805,000	2,856,951
Grupo Televisa, Sr. Unscd. Notes	6.00	5/15/18	6,120,000	6,301,590
NBCUniversal Media, Gtd. Notes	4.38	4/1/21	7,050,000	7,633,584
Stanford University, Unscd. Bonds	4.75	5/1/19	5,000,000	5,260,419
Time Warner, Gtd. Notes	4.00	1/15/22	7,400,000	7,834,271
Toyota Motor Credit, Sr. Unscd. Notes	2.15	3/12/20	5,960,000	6,022,747
Wal-Mart Stores, Gtd. Notes	3.25	10/25/20	7,925,000	8,302,592
				50,430,715
Consumer Staples - 3.1%
Anheuser-Busch InBev Finance, Gtd. Notes	2.65	2/1/21	6,635,000	6,765,167
BAT Capital, Gtd. Notes	3.56	8/15/27	4,425,000	[b] 4,497,258
CVS Health, Sr. Unscd. Notes	2.80	7/20/20	4,340,000	4,436,203
Dr. Pepper Snapple Group, Gtd. Notes	2.60	1/15/19	6,145,000	6,203,555
Kroger, Sr. Unscd. Notes	2.30	1/15/19	4,570,000	4,595,202
				26,497,385
Energy - 2.6%
BP Capital Markets, Gtd. Notes	4.75	3/10/19	5,813,000	6,081,730
Enterprise Products Operating, Gtd. Notes	2.55	10/15/19	3,330,000	3,359,598
Noble Energy, Sr. Unscd. Notes	3.85	1/15/28	3,575,000	3,592,318
ONEOK, Gtd. Notes	4.00	7/13/27	3,400,000	3,446,450
Sabine Pass Liquefaction, Sr. Scd. Notes	5.75	5/15/24	2,500,000	2,784,117
Spectra Energy Partners, Sr. Unscd. Notes	3.50	3/15/25	2,760,000	2,814,118
				22,078,331
Financials - 17.5%
AerCap Ireland Capital, Gtd. Notes	4.50	5/15/21	4,435,000	4,717,707
American Express Credit, Sr. Unscd. Notes	1.80	7/31/18	6,735,000	6,745,301
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	7,325,000	7,400,274
Bank of America, Sub. Notes, Ser. L	3.95	4/21/25	7,175,000	7,416,760
Bank of Montreal, Sr. Unscd. Notes	2.10	12/12/19	8,250,000	8,309,538
Berkshire Hathaway Finance, Gtd. Notes	1.70	3/15/19	3,225,000	3,234,923
Citigroup, Sr. Unscd. Bonds	2.50	7/29/19	5,565,000	5,626,361
Citigroup, Sub. Bonds	4.40	6/10/25	5,500,000	5,821,942
Citizens Financial Group, Sub. Notes	4.30	12/3/25	6,885,000	7,304,181
Cooperatieve Rabobank, Gtd. Notes	3.75	7/21/26	6,785,000	6,941,587

19

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.3% (continued)
Financials - 17.5% (continued)
Credit Suisse Group Funding Guernsey, Sr. Unscd. Notes	3.45	4/16/21	4,315,000	4,457,004
Deutsche Bank, Sr. Unscd. Notes	3.38	5/12/21	4,420,000	4,526,787
Fidelity National Information Services, Gtd. Notes	3.88	6/5/24	1,481,000	1,568,545
Ford Motor Credit, Sr. Unscd. Notes	3.81	1/9/24	4,270,000	4,366,542
GE Capital International Funding, Gtd. Notes	2.34	11/15/20	2,293,000	2,322,148
Goldman Sachs Group, Sr. Unscd. Notes	2.63	1/31/19	7,790,000	7,873,160
HSBC Finance, Sub. Notes	6.68	1/15/21	9,502,000	10,831,916
Intercontinental Exchange, Gtd. Notes	2.75	12/1/20	6,195,000	6,370,467
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	7,895,000	8,111,389
Morgan Stanley, Sub. Notes	4.88	11/1/22	7,610,000	8,297,310
Royal Bank of Canada, Sub. Notes	4.65	1/27/26	6,510,000	7,054,757
Santander Holdings USA, Sr. Unscd. Notes	2.65	4/17/20	4,615,000	4,637,711
Societe Generale, Gtd. Notes	2.63	10/1/18	2,000,000	2,020,864
Societe Generale, Sub. Notes	4.75	11/24/25	7,335,000	[b,c] 7,816,459
Sumitomo Mitsui Banking, Gtd. Notes	1.76	10/19/18	4,725,000	4,727,769
				148,501,402
Foreign/Governmental - 1.6%
Petroleos Mexicanos, Gtd. Notes	4.88	1/24/22	6,390,000	6,750,396
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,515,000	6,820,196
				13,570,592
Health Care - 4.2%
Abbott Laboratories, Sr. Unscd. Notes	2.35	11/22/19	3,925,000	3,961,686
Abbvie, Sr. Unscd. Notes	2.85	5/14/23	4,235,000	4,282,581
Actavis Funding, Gtd. Notes	3.45	3/15/22	4,560,000	4,742,415
Amgen, Sr. Unscd. Notes	5.70	2/1/19	2,905,000	3,065,755
GlaxoSmithKline Capital, Gtd. Bonds	5.65	5/15/18	5,853,000	6,025,400
Providence St Joseph Health Obligated Group, Unscd. Notes, Ser. H	2.75	10/1/26	4,095,000	4,004,417
Shire Acquisitions Investments Ireland, Gtd. Notes	3.20	9/23/26	5,005,000	4,935,279
UnitedHealth Group, Sr. Unscd. Notes	1.90	7/16/18	4,335,000	4,348,555
				35,366,088
Industrials - 3.9%
American Airlines, Bonds, Ser. 2015-1, Cl. A	3.38	11/1/28	4,248,447	4,346,671
Caterpillar Financial Services, Sr. Unscd. Notes	2.10	6/9/19	6,590,000	6,640,415
General Electric, Jr. Sub. Debs., Ser. D, 3 Month LIBOR + 3.33%	5.00	12/29/49	3,884,000	[a] 4,107,330
General Electric, Sub. Notes	5.30	2/11/21	792,000	878,205
John Deere Capital, Sr. Unscd. Notes	1.95	1/8/19	4,915,000	4,944,436
Snap-on, Sr. Unscd. Notes	3.25	3/1/27	3,890,000	4,010,010

20

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.3% (continued)
Industrials - 3.9% (continued)
Vulcan Materials, Sr. Unscd. Notes, 3 Month LIBOR + 0.60%	1.92	6/15/20	3,600,000	[a] 3,599,584
Waste Management, Gtd. Notes	3.13	3/1/25	4,775,000	4,892,602
				33,419,253
Information Technology - 9.7%
Adobe Systems, Sr. Unscd. Notes	4.75	2/1/20	6,414,000	6,876,044
Amazon.com, Sr. Unscd. Notes	2.60	12/5/19	6,345,000	6,472,064
Apple, Sr. Unscd. Notes	2.25	2/23/21	5,915,000	5,984,479
Automatic Data Processing, Sr. Unscd. Notes	2.25	9/15/20	4,135,000	4,193,274
Cisco Systems, Sr. Unscd. Notes	2.13	3/1/19	7,265,000	7,325,882
Dell International, Sr. Scd. Notes	6.02	6/15/26	4,850,000	[b] 5,423,351
eBay, Sr. Unscd. Notes	2.15	6/5/20	3,855,000	3,871,866
EMC, Sr. Unscd. Notes	1.88	6/1/18	5,710,000	5,690,420
Fiserv, Sr. Unscd. Notes	3.85	6/1/25	6,035,000	6,348,622
Intel, Sr. Unscd. Notes	2.45	7/29/20	7,930,000	8,109,621
Microsoft, Sr. Unscd. Notes	3.13	11/3/25	6,550,000	6,783,177
Oracle, Sr. Unscd. Notes	2.50	5/15/22	7,000,000	7,110,620
QUALCOMM, Sr. Unscd. Notes	1.85	5/20/19	5,340,000	5,364,355
Seagate HDD Cayman, Gtd. Bonds	4.75	1/1/25	2,390,000	2,330,237
				81,884,012
Materials - .5%
Dow Chemical, Sr. Unscd. Notes	4.25	11/15/20	4,053,000	4,306,579
Municipal Bonds - 5.1%
California Earthquake Authority, Revenue	2.81	7/1/19	4,032,000	4,066,877
Chicago, GO	7.05	1/1/29	4,000,000	4,448,280
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue Bonds	3.00	7/1/20	7,375,000	7,584,303
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	6,495,000	6,983,359
South Carolina Public Service Authority, Revenue Obligations	2.39	12/1/23	3,380,000	3,191,903
State of California, GO	2.37	4/1/22	2,850,000	2,889,330
Texas Public Finance Authority, Windstorm Insurance Association Premium Revenue	8.25	7/1/24	4,305,000	4,559,813
University of California, Revenue	3.06	7/1/25	9,140,000	9,432,846
				43,156,711
Real Estate - 1.1%
Boston Properties, Sr. Unscd. Notes	3.70	11/15/18	3,473,000	3,538,971
UDR, Gtd. Notes	2.95	9/1/26	3,620,000	3,504,092
Weingarten Realty Investors, Sr. Unscd. Notes	3.25	8/15/26	2,135,000	2,077,050
				9,120,113
Telecommunications - 2.9%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	6,960,000	7,456,150

21

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.3% (continued)
Telecommunications - 2.9% (continued)
Telefonica Emisiones, Gtd. Notes	4.57	4/27/23	4,460,000		4,913,702
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	10,515,000		11,765,841
				24,135,693
U.S. Government Agencies - .4%
Federal National Mortgage Association, Notes	2.00	4/30/20	3,610,000	[d]	3,652,331
U.S. Government Agencies Mortgage-Backed - .4%
Government National Mortgage Association, Ser. 2013-17, Cl. AB	2.30	1/16/49	3,359,962		3,327,297
U.S. Government Securities - 37.9%
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/20	4,204,839	[c,e]	4,227,040
U.S. Treasury Inflation Protected Securities, Notes	0.63	7/15/21	11,835,252	[e]	12,194,756
U.S. Treasury Inflation Protected Securities, Notes	0.13	1/15/22	10,037,776	[e]	10,102,011
U.S. Treasury Inflation Protected Securities, Notes	0.38	1/15/27	13,141,829	[e]	13,135,176
U.S. Treasury Notes	2.63	1/31/18	12,000,000		12,074,126
U.S. Treasury Notes	1.00	5/31/18	15,000,000		14,975,684
U.S. Treasury Notes	1.38	9/30/18	22,000,000	[c]	22,028,360
U.S. Treasury Notes	1.38	11/30/18	22,000,000		22,030,078
U.S. Treasury Notes	1.13	1/31/19	20,900,000		20,853,057
U.S. Treasury Notes	1.25	3/31/19	21,500,000		21,481,944
U.S. Treasury Notes	0.88	5/15/19	23,000,000		22,833,788
U.S. Treasury Notes	0.88	6/15/19	13,500,000	[c]	13,397,431
U.S. Treasury Notes	1.38	7/31/19	14,750,000		14,765,269
U.S. Treasury Notes	0.75	8/15/19	21,500,000		21,263,584
U.S. Treasury Notes	1.75	9/30/19	18,500,000		18,653,204
U.S. Treasury Notes	1.50	7/15/20	4,500,000		4,510,195
U.S. Treasury Notes	2.00	11/30/20	5,955,000		6,051,304
U.S. Treasury Notes	1.13	2/28/21	9,680,000		9,548,223
U.S. Treasury Notes	1.13	6/30/21	8,990,000		8,838,469
U.S. Treasury Notes	1.88	1/31/22	10,250,000		10,343,491
U.S. Treasury Notes	1.88	2/28/22	7,200,000		7,265,390
U.S. Treasury Notes	2.00	7/31/22	3,340,000		3,384,098
U.S. Treasury Notes	1.75	9/30/22	11,400,000		11,407,125
U.S. Treasury Notes	1.38	8/31/23	4,000,000		3,892,502
U.S. Treasury Notes	2.25	11/15/24	7,750,000		7,898,340
U.S. Treasury Notes	1.63	5/15/26	4,000,000		3,855,469
				321,010,114
Utilities - 1.4%
Edison International, Sr. Unscd. Notes	2.40	9/15/22	3,035,000		3,047,630
NiSource Finance, Gtd. Notes	3.49	5/15/27	3,600,000		3,694,616
Southern, Sr. Unscd. Notes	1.55	7/1/18	4,990,000		4,983,796
				11,726,042
Total Bonds and Notes (cost $818,982,470)			832,182,658
Description			Shares		Value ($)
Other Investment - 1.1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $9,460,867)			9,460,867	[f]	9,460,867

22

BNY Mellon Intermediate Bond Fund (continued)
Description	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $3,164,700)	3,164,700	[f] 3,164,700
Total Investments (cost $831,608,037)	99.8%	844,808,225
Cash and Receivables (Net)	0.2%	1,495,873
Net Assets	100.0%	846,304,098

GO—General Obligation

LIBOR—London Interbank Offered Rate

a Variable rate security—rate shown is the interest rate in effect at period end.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, these securities were valued at $19,748,232 or 2.33% of net assets.

c Security, or portion thereof, on loan. At August 31, 2017, the value of the fund’s securities on loan was $15,659,277 and the value of the collateral held by the fund was $16,174,050, consisting of cash collateral of $3,164,700 and U.S. Government & Agency securities valued at $13,009,350.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	52.9
U.S. Government Securities	37.9
Municipal Bonds	5.1
Foreign/Governmental	1.6
Money Market Investments	1.5
U.S. Government Agencies/Mortgage-Backed	.8
99.8

† Based on net assets.

See notes to financial statements.

23

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.8%
Consumer Discretionary - 11.7%
BorgWarner, Sr. Unscd. Notes	4.63	9/15/20	3,000,000		3,207,840
Brinker International, Sr. Unscd. Notes	3.88	5/15/23	2,000,000		1,952,500
Coach, Sr. Unscd. Notes	3.00	7/15/22	3,000,000		3,001,234
Daimler Finance North America, Gtd. Notes	2.25	7/31/19	4,000,000	[a,b]	4,020,837
Ford Motor Credit, Sr. Unscd. Notes	4.39	1/8/26	3,750,000		3,896,686
General Motors Financial, Gtd. Notes	3.95	4/13/24	2,000,000		2,050,693
General Motors Financial, Gtd. Notes	4.00	1/15/25	2,000,000		2,029,092
Grupo Televisa, Sr. Unscd. Notes	6.00	5/15/18	5,000,000		5,148,358
Grupo Televisa, Sr. Unscd. Notes	4.63	1/30/26	2,000,000		2,166,031
Harley-Davidson Financial Services, Gtd. Notes	2.15	2/26/20	5,000,000	[a,b]	5,004,797
Hasbro, Sr. Unscd. Notes	3.15	5/15/21	6,000,000		6,175,927
Macy's Retail Holdings, Gtd. Notes	3.63	6/1/24	3,000,000	[b]	2,854,698
Marriott International, Sr. Unscd. Notes	2.88	3/1/21	3,000,000		3,057,076
NBCUniversal Media, Gtd. Notes	4.38	4/1/21	5,000,000		5,413,889
Newell Brands, Sr. Unscd. Notes	4.20	4/1/26	2,500,000		2,668,102
Nordstorm, Sr. Unscd. Notes	4.00	3/15/27	4,000,000		4,007,726
NVR, Sr. Unscd. Notes	3.95	9/15/22	6,750,000		7,128,459
Scripps Networks Interactive, Sr. Unscd. Notes	2.80	6/15/20	5,500,000		5,544,281
Sky, Gtd. Notes	2.63	9/16/19	4,000,000	[a]	4,041,811
Thomson Reuters, Sr. Unscd. Notes	4.70	10/15/19	5,000,000		5,268,751
Time Warner, Gtd. Notes	4.00	1/15/22	2,000,000		2,117,370
Time Warner, Gtd. Notes	3.80	2/15/27	3,000,000		3,026,150
Volkswagen Group of America Finance, Gtd. Notes	2.13	5/23/19	5,000,000	[a]	5,010,964
Wyndham Worldwide, Sr. Unscd. Notes	5.10	10/1/25	3,000,000		3,178,561
				91,971,833
Consumer Staples - 4.4%
Alimentation Couche-Tard, Gtd. Notes	3.55	7/26/27	3,000,000	[a]	3,041,503
Anheuser-Busch InBev Finance, Gtd. Notes	3.65	2/1/26	4,000,000		4,174,592
BAT Capital, Gtd. Notes	3.56	8/15/27	5,000,000	[a]	5,081,648
Becle, Gtd. Notes	3.75	5/13/25	6,000,000	[a]	6,119,902
Flowers Foods, Sr. Unscd. Notes	4.38	4/1/22	5,500,000	[b]	5,906,470
Flowers Foods, Sr. Unscd. Notes	3.50	10/1/26	2,000,000		2,000,631
Grupo Bimbo, Gtd. Notes	3.88	6/27/24	3,000,000	[a]	3,141,068
Kraft Heinz Foods, Scd. Notes	4.88	2/15/25	3,000,000	[a]	3,224,840

24

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.8% (continued)
Consumer Staples - 4.4% (continued)
McCormick & Co., Sr. Unscd. Notes	3.15	8/15/24	2,000,000		2,039,553
				34,730,207
Energy - 8.3%
Anadarko Petroleum, Sr. Unscd. Notes	5.55	3/15/26	2,750,000	[b]	3,074,866
Andeavor, Gtd. Notes	4.75	12/15/23	4,000,000	[a]	4,301,745
Antero Resources, Gtd. Notes	5.13	12/1/22	3,000,000		3,022,500
Boardwalk Pipelines, Gtd. Notes	4.95	12/15/24	2,500,000		2,666,389
Continental Resources, Gtd. Notes	5.00	9/15/22	3,750,000		3,782,813
Enbridge, Sr. Unscd. Notes	4.25	12/1/26	4,000,000		4,220,814
EQT Midstream Partners, Sr. Unscd. Notes	4.13	12/1/26	3,000,000		3,046,694
Marathon Oil, Sr. Unscd. Notes	2.80	11/1/22	5,000,000		4,893,920
Newfield Exploration, Sr. Unscd. Notes	5.63	7/1/24	1,500,000		1,603,050
Newfield Exploration, Sr. Unscd. Notes	5.38	1/1/26	2,000,000		2,100,000
Noble Energy, Sr. Unscd. Notes	3.90	11/15/24	3,000,000		3,081,555
Petrobras Global Finance, Gtd. Notes	5.38	1/27/21	7,500,000		7,792,500
Pioneer Natural Resources, Sr. Unscd. Notes	3.95	7/15/22	5,855,000		6,183,902
Regency Energy Partners, Gtd. Notes	5.88	3/1/22	2,500,000		2,774,490
Sabine Pass Liquefaction, Sr. Scd. Notes	4.20	3/15/28	6,000,000		6,035,929
Sunoco Logistics Partners Operations, Gtd. Notes	3.45	1/15/23	3,100,000		3,126,270
Valero Energy Partners, Sr. Unscd. Notes	4.38	12/15/26	1,000,000		1,036,012
Williams Partners, Sr. Unscd. Notes	3.75	6/15/27	3,000,000		3,007,733
				65,751,182
Financials - 26.9%
Apollo Management Holdings, Gtd. Notes	4.00	5/30/24	7,000,000	[a]	7,226,019
Assured Guaranty U.S. Holdings, Gtd. Notes	5.00	7/1/24	7,000,000	[b]	7,692,112
BAC Capital Trust XIV, Gtd. Notes, Ser. G, 3 Month LIBOR + .40%	4.00	3/15/43	3,000,000	[c]	2,658,750
Bank of America, Sub. Notes	4.20	8/26/24	5,000,000		5,270,479
Barclays, Sub. Notes	5.20	5/12/26	7,000,000		7,499,772
BBVA Bancomer, Sr. Unscd. Notes	4.38	4/10/24	5,000,000	[a]	5,262,500
Blackstone Holdings Finance, Gtd. Notes	6.63	8/15/19	2,000,000	[a]	2,174,361
Blackstone Holdings Finance, Gtd. Notes	4.75	2/15/23	3,000,000	[a]	3,328,351
BNP Paribas, Sub. Notes	4.38	5/12/26	5,000,000	[a]	5,223,800
Carlyle Holdings Finance, Gtd. Notes	3.88	2/1/23	5,921,000	[a]	6,146,309
Citigroup, Jr. Sub. Debs., Ser. Q, 3 Month LIBOR + 4.10%	5.95	12/31/49	5,000,000	[c]	5,287,500
Citigroup, Sub. Bonds	4.40	6/10/25	4,000,000		4,234,140
Citizens Financial Group, Sub. Bonds	3.75	7/1/24	6,000,000		6,085,925

25

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.8% (continued)
Financials - 26.9% (continued)
Cooperatieve Rabobank, Bank Gtd. Notes	4.38	8/4/25	5,500,000		5,848,632
Credit Suisse Group Funding Guernsey, Gtd. Notes	3.80	9/15/22	7,000,000		7,326,145
Deutsche Bank, Sub. Notes	4.50	4/1/25	9,000,000	[b]	9,101,988
E*Trade Financial, Sr. Unscd. Notes	3.80	8/24/27	2,000,000		2,034,852
Five Corners Funding Trust, Sr. Unscd. Bonds	4.42	11/15/23	6,500,000	[a]	7,104,837
Goldman Sachs Group, Sr. Unscd. Notes	6.15	4/1/18	2,000,000		2,050,446
Goldman Sachs Group, Sub. Notes	4.25	10/21/25	6,000,000		6,295,003
HSBC Finance, Sub. Notes	6.68	1/15/21	7,000,000		7,979,732
International Lease Finance, Sr. Unscd. Notes	5.88	8/15/22	7,000,000		7,933,477
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	4,500,000		4,623,338
JPMorgan Chase & Co., Sub. Notes	3.63	12/1/27	2,500,000		2,529,316
Legg Mason, Sr. Unscd. Notes	4.75	3/15/26	6,000,000		6,480,815
Lloyds Banking Group, Sub. Notes	4.65	3/24/26	7,000,000		7,453,494
Moody's, Sr. Unscd. Notes	2.75	7/15/19	2,000,000		2,031,784
Moody's, Sr. Unscd. Notes	4.50	9/1/22	5,000,000		5,436,978
Morgan Stanley, Sub. Notes	4.88	11/1/22	7,000,000		7,632,217
Nasdaq, Sr. Unscd. Notes	3.85	6/30/26	2,000,000		2,081,845
Nuveen Finance, Sr. Unscd. Notes	2.95	11/1/19	5,000,000	[a]	5,087,082
Royal Bank of Canada, Sub. Notes	4.65	1/27/26	6,000,000		6,502,080
Royal Bank of Scotland Group, Jr. Sub. Notes	8.63	12/29/49	3,000,000		3,330,000
Royal Bank of Scotland Group, Sub. Bonds	6.13	12/15/22	5,000,000		5,512,516
Santander Holdings USA, Sr. Unscd. Notes	3.70	3/28/22	5,000,000	[a]	5,103,797
Santander UK Group Holdings, Sr. Unscd. Notes	2.88	8/5/21	2,500,000		2,522,330
Societe Generale, Sub. Notes	4.75	11/24/25	7,250,000	[a,b]	7,725,880
Stifel Financial, Sr. Unscd. Bonds	4.25	7/18/24	7,000,000		7,232,321
Toronto-Dominion Bank, Sub. Notes	3.63	9/15/31	1,500,000		1,504,671
Westpac Banking, Sub. Notes	4.32	11/23/31	5,000,000		5,204,422
				211,760,016
Foreign/Governmental - 2.3%
Bermuda Government, Sr. Unscd. Notes	5.60	7/20/20	6,102,000	[a]	6,655,634
Petroleos Mexicanos, Gtd. Notes	5.50	1/21/21	3,000,000		3,219,750
Petroleos Mexicanos, Gtd. Notes	4.63	9/21/23	5,000,000		5,217,500
Saudi Arabian Government, Sr. Unscd. Notes	2.38	10/26/21	2,700,000	[a]	2,676,240
				17,769,124
Health Care - 4.1%
AbbVie, Sr. Unscd. Notes	3.60	5/14/25	5,000,000		5,176,760

26

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.8% (continued)
Health Care - 4.1% (continued)
Aetna, Sr. Unscd. Notes	2.20	3/15/19	4,000,000		4,025,133
Amgen, Sr. Unscd. Notes	3.88	11/15/21	3,500,000		3,713,823
Dignity Health, Unscd. Notes	3.13	11/1/22	5,000,000		5,063,040
Express Scripts Holdings, Gtd. Notes	3.00	7/15/23	3,000,000		3,024,642
Teva Pharmaceutical Finance IV, Gtd. Notes	2.25	3/18/20	4,000,000	[b]	3,916,939
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes	3.15	10/1/26	5,000,000	[b]	4,584,196
UnitedHealth Group, Sr. Unscd. Notes	2.88	3/15/22	3,000,000		3,080,865
				32,585,398
Industrials - 5.6%
Air Canada Pass Through Trust, Notes, Ser. 2015-1 Cl. A	3.60	9/15/28	2,808,357	[a]	2,864,524
American Airlines Pass Through Trust, Bonds, Ser. 2015-1 Cl. A	3.38	11/1/28	4,067,662		4,161,707
CRH America Finance, Gtd. Notes	3.40	5/9/27	1,000,000	[a]	1,023,096
GATX, Sr. Unscd. Notes	4.75	6/15/22	3,000,000		3,280,589
GATX, Sr. Unscd. Notes	3.25	3/30/25	2,000,000		2,006,803
General Electric, Jr. Sub. Debs., Ser. D, 3 Month LIBOR + 3.33%	5.00	12/31/49	6,838,000	[c]	7,231,185
Pentair Finance, Gtd. Notes	2.65	12/1/19	4,500,000		4,538,733
Stanley Black & Decker, Sub. Notes	1.62	11/17/18	3,000,000		2,997,082
Tech Data, Sr. Unscd. Notes	4.95	2/15/27	6,250,000	[b]	6,727,899
United Airlines Pass Through Trust, Notes, Ser. 2016-2 Cl. A, Ser. A	3.10	4/7/30	5,000,000		4,962,500
Waste Management, Gtd. Notes	4.75	6/30/20	3,853,000		4,152,382
				43,946,500
Information Technology - 11.3%
Arrow Electronics, Sr. Unscd. Notes	5.13	3/1/21	3,000,000		3,241,434
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/22	2,000,000		2,061,778
Arrow Electronics, Sr. Unscd. Notes	4.00	4/1/25	3,000,000		3,100,218
Avnet, Sr. Unscd. Notes	4.88	12/1/22	3,000,000		3,211,816
Broadridge Financial Solutions, Sr. Unscd. Notes	3.95	9/1/20	4,850,000		5,113,272
CA, Sr. Unscd. Notes	3.60	8/1/20	5,000,000		5,163,542
Cadence Design Systems, Sr. Unscd. Notes	4.38	10/15/24	5,250,000		5,515,666
Dell International, Gtd. Notes	7.13	6/15/24	1,500,000	[a,b]	1,662,345
Dell International, Sr. Scd. Notes	6.02	6/15/26	1,750,000	[a]	1,956,879
Dell International, Sr. Scd. Notes	8.10	7/15/36	3,000,000	[a]	3,785,190
eBay, Sr. Unscd. Notes	2.60	7/15/22	2,000,000		2,006,368
eBay , Sr. Unscd. Notes	3.80	3/9/22	2,500,000		2,636,313
Electronic Arts, Sr. Unscd. Notes	4.80	3/1/26	3,000,000		3,354,991
Fidelity National Information Services, Gtd. Notes	3.50	4/15/23	1,055,000		1,100,676

27

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.8% (continued)
Information Technology - 11.3% (continued)
Fiserv, Sr. Unscd. Notes	3.50	10/1/22	6,500,000		6,744,940
Flex , Sr. Unscd. Notes	4.75	6/15/25	7,000,000		7,683,586
Jabil, Sr. Unscd. Bonds	5.63	12/15/20	3,737,000		4,066,230
Lam Research, Sr. Unscd. Notes	3.80	3/15/25	8,000,000		8,370,303
Maxim Integrated Products, Sr. Unscd. Notes	2.50	11/15/18	5,000,000		5,039,832
Seagate HDD Cayman, Gtd. Bonds	4.88	6/1/27	4,000,000		3,783,186
Total System Services, Sr. Unscd. Notes	4.80	4/1/26	7,500,000		8,340,748
VMware, Sr. Unscd. Notes	2.95	8/21/22	1,000,000		1,003,697
				88,943,010
Materials - 5.3%
Allegheny Technologies, Sr. Unscd. Notes	7.88	8/15/23	4,000,000	[b]	4,305,000
CRH America, Gtd. Notes	3.88	5/18/25	3,000,000	[a]	3,159,861
Dow Chemical, Sr. Unscd. Notes	4.13	11/15/21	5,500,000		5,881,493
Georgia-Pacific, Sr. Unscd. Notes	3.16	11/15/21	6,000,000	[a]	6,192,589
Glencore Funding, Gtd. Notes	4.63	4/29/24	3,000,000	[a]	3,193,851
Glencore Funding, Gtd. Notes	4.00	3/27/27	5,000,000	[a,b]	5,073,000
International Paper, Sr. Unscd. Notes	3.00	2/15/27	5,000,000		4,865,952
Valmont Industries, Gtd. Notes	6.63	4/20/20	1,667,000		1,840,487
Vulcan Materials, Sr. Unscd. Notes	7.50	6/15/21	5,846,000		6,903,693
				41,415,926
Municipal Bonds - 6.2%
Chicago, GO	7.05	1/1/29	4,000,000		4,448,280
Illinois, GO	5.88	3/1/19	2,205,000		2,296,309
Illinois, GO	6.20	7/1/21	880,000		933,662
Las Vegas Valley Water District, GO (Build America Bonds)	7.10	6/1/39	5,000,000		5,438,500
Massachusetts Development Finance Agency, Revenue (Emerson College Issue)	2.96	1/1/19	4,000,000		4,008,760
New Jersey Transportation Trust Fund Authority, (Transportation System)	1.76	12/15/18	5,000,000		5,002,350
North Texas Tollway Authority, Subordinate Lien System Revenue (Build America Bonds)	8.91	2/1/30	5,000,000		5,723,200
Texas Public Finance Authority, Windstorm Insurance Association Premium Revenue	8.25	7/1/24	7,500,000		7,943,925
The Medical Center Hospital Authority, RAC (Columbus Regional Healthcare System, Inc. Project)	4.88	8/1/22	5,000,000		5,245,050
Wayne County, GO	4.25	12/1/18	2,155,000		2,171,464
West Contra Costa Unified School District, GO (Build America Bonds)	8.46	8/1/34	5,000,000		5,621,600
				48,833,100
Real Estate - 6.6%
Alexandria Real Estate Equities, Gtd. Notes	4.30	1/15/26	2,000,000		2,130,672
Alexandria Real Estate Equities, Gtd. Notes	3.95	1/15/27	3,327,000		3,459,653
CBRE Services, Gtd. Notes	4.88	3/1/26	6,000,000		6,542,524

28

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 97.8% (continued)
Real Estate - 6.6% (continued)
CubeSmart, Gtd. Notes	4.80	7/15/22	6,000,000	6,534,180
DDR, Sr. Unscd. Notes	3.90	8/15/24	2,000,000	2,027,571
Duke Realty, Sr. Unscd. Notes	3.25	6/30/26	1,000,000	1,005,194
EPR Properties, Gtd. Notes	4.75	12/15/26	2,500,000	2,603,097
EPR Properties, Gtd. Notes	4.50	6/1/27	2,000,000	2,036,055
Essex Portfolio, Gtd. Notes	3.25	5/1/23	2,500,000	2,540,850
Healthcare Trust of America, Gtd. Notes	3.75	7/1/27	4,000,000	4,052,652
Kilroy Realty, Gtd. Notes	4.38	10/1/25	5,000,000	5,319,037
Liberty Property, Sr. Unscd. Notes	3.25	10/1/26	4,000,000	3,966,506
Retail Opportunity Investments Partnership, Gtd. Notes	5.00	12/15/23	3,750,000	3,940,596
Retail Opportunity Investments Partnership, Gtd. Notes	4.00	12/15/24	3,000,000	2,939,051
Weingarten Realty Investors, Sr. Unscd. Notes	4.45	1/15/24	3,000,000	3,179,625
				52,277,263
Telecommunications - 3.1%
AT&T, Sr. Unscd. Notes	3.60	2/17/23	7,500,000	7,737,344
Telefonica Emisiones, Gtd. Notes	4.57	4/27/23	6,500,000	7,161,224
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	5,500,000	6,154,268
Verizon Communications, Sr. Unscd. Notes	4.50	8/10/33	3,000,000	3,060,086
				24,112,922
Utilities - 2.0%
Black Hills, Sr. Unscd. Notes	4.25	11/30/23	5,000,000	5,388,181
Entergy, Sr. Unscd. Notes	2.95	9/1/26	2,000,000	1,961,053
Exelon, Jr. Sub. Notes	3.50	6/1/22	3,000,000	3,113,237
NextEra Energy Capital Holdings, Gtd. Debs.	2.70	9/15/19	3,000,000	3,042,682
PPL Capital Funding, Gtd. Notes	3.95	3/15/24	2,000,000	2,120,183
				15,625,336
Total Bonds and Notes (cost $739,037,705)			769,721,817
Description			Shares	Value ($)
Other Investment - 1.3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $10,207,722)			10,207,722	[d] 10,207,722

29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 4.1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $32,008,032)	32,008,032	[d] 32,008,032
Total Investments (cost $781,253,459)	103.2%	811,937,571
Liabilities, Less Cash and Receivables	(3.2%)	(24,893,677)
Net Assets	100.0%	787,043,894

GO—General Obligation

LIBOR—London Interbank Offered Rate

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, these securities were valued at $135,615,260 or 17.23% of net assets.

b Security, or portion thereof, on loan. At August 31, 2017, the value of the fund’s securities on loan was $42,079,971 and the value of the collateral held by the fund was $43,493,798, consisting of cash collateral of $32,008,032 and U.S. Government & Agency securities valued at $11,485,766.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	89.3
Municipal Bonds	6.2
Money Market Investments	5.4
Foreign/Governmental	2.3
103.2

† Based on net assets.

See notes to financial statements.

30

BNY Mellon Short-Term U.S. Government Securities Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.7%
Municipal Bonds - 2.8%
California Earthquake Authority, Revenue	2.81	7/1/19	1,071,000		1,080,264
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	2.11	7/1/18	2,850,000		2,864,022
Kansas Development Finance Authority, Revenue (State of Kansas - Kansas Public Employees Retirement System)	1.88	4/15/18	1,000,000		1,001,280
				4,945,566
U.S. Government Agencies - 36.2%
Federal Farm Credit Bank, Bonds	1.10	10/15/18	6,500,000		6,483,432
Federal Farm Credit Bank, Bonds	1.23	1/25/19	7,660,000		7,640,092
Federal Farm Credit Bank, Bonds	1.11	1/28/19	3,050,000		3,037,199
Federal Farm Credit Bank, Bonds	1.25	3/4/19	2,775,000		2,766,361
Federal Farm Credit Bank, Bonds	1.18	8/1/19	2,000,000		1,989,496
Federal Farm Credit Bank, Bonds	1.16	9/26/19	1,000,000		992,513
Federal Farm Credit Bank, Bonds	1.17	1/13/20	3,000,000		2,980,401
Federal Home Loan Bank, Bonds	1.75	7/13/20	3,630,000		3,630,791
Federal Home Loan Mortgage Corp., Notes	1.30	5/24/19	2,000,000	[a]	1,998,258
Federal Home Loan Mortgage Corp., Notes	1.25	8/15/19	2,105,000	[a]	2,098,369
Federal Home Loan Mortgage Corp., Notes	1.30	9/20/19	4,000,000	[a]	3,981,520
Federal Home Loan Mortgage Corp., Notes, Ser. 1	1.05	2/26/18	3,000,000	[a]	2,998,554
Federal National Mortgage Association, Notes	1.25	2/26/19	1,810,000	[a]	1,807,692
Federal National Mortgage Association, Notes	1.27	2/26/19	1,710,000	[a]	1,705,150
Federal National Mortgage Association, Notes	1.38	6/21/19	6,000,000	[a]	5,992,116
Federal National Mortgage Association, Notes	1.15	7/26/19	1,815,000	[a]	1,805,420
Federal National Mortgage Association, Notes	1.25	7/26/19	2,180,000	[a]	2,168,219
Federal National Mortgage Association, Notes	1.20	8/16/19	1,800,000	[a]	1,789,823
Federal National Mortgage Association, Notes	1.54	7/6/21	2,965,000	[a]	2,901,169
Federal National Mortgage Association, Notes, Ser. 1	1.00	4/30/18	3,310,000	[a]	3,305,214
Federal National Mortgage Association, Unscd. Notes, Ser. 3	1.15	8/23/19	1,000,000	[a]	989,006
				63,060,795
U.S. Government Agencies Mortgage-Backed - 33.3%
Federal Home Loan Mortgage Corp.:
REMIC, Ser. 3846, Cl. CK, 1.50%, 9/15/20			20,492	a	20,473
REMIC, Ser. 4020, Cl. PC, 1.75%, 3/15/27			1,083,561	a	1,072,089
2.00%, 5/1/23-7/1/23			1,517,631	a	1,533,562
REMIC, Ser. 3942, Cl. AC, 2.00%, 10/15/21			4,662,282	a	4,680,057
Multifamily Structured Pass Through Certificates, Ser. K709, Cl. A2, 2.09%, 3/25/19			2,000,000	a	2,012,347
REMIC, Ser. 3684, Cl. CM, 2.50%, 8/15/24			654,915	a	660,126
2.50%, 8/1/25			1,237,647	a	1,261,224
REMIC, Ser. 3928, Cl. A, 3.00%, 9/15/25			1,196,749	a	1,217,913

31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.7% (continued)
U.S. Government Agencies Mortgage-Backed - 33.3% (continued)
3.50%, 10/1/26-5/1/27			2,958,800	a	3,042,102
REMIC, Ser. 2675, Cl. CK, 4.00%, 9/15/18			19,759	a	19,935
4.50%, 9/1/26			240,588	a	246,220
Federal National Mortgage Association:
REMIC, Ser. 2012-78, Cl. KB, 1.75%, 11/25/20			2,463,663	a	2,445,445
2.00%, 4/1/23-2/1/27			12,103,863	a	12,254,830
REMIC, Ser. 2010-13, Cl. KA, 2.00%, 12/25/18			135,388	a	135,299
2.50%, 12/1/23-7/1/27			10,990,215	a	11,193,856
REMIC, Ser. 2013-138, Cl. BE, 2.50%, 1/25/29			1,182,267	a	1,190,009
REMIC, Ser. 2011-23, Cl. AB, 2.75%, 6/25/20			460,744	a	462,215
REMIC, Ser. 2012-94, Cl. E, 3.00%, 6/25/22			747,148	a	756,012
4.50%, 11/1/22			1,745,821	a	1,794,921
REMIC, Ser. 2003-67, Cl. TJ, 4.75%, 7/25/18			81,253	a	81,696
Government National Mortgage Association I:
Ser. 2013-101, Cl. A, 0.51%, 5/16/35			2,528,311		2,481,497
Ser. 2013-73, Cl. A, 0.98%, 12/16/35			3,918,336		3,857,513
Ser. 2012-55, Cl. A, 1.70%, 8/16/33			1,809,565		1,805,453
Ser. 2013-105, Cl. A, 1.71%, 2/16/37			3,387,367		3,351,215
Ser. 2011-20, Cl. A, 1.88%, 4/16/32			400,450		400,036
				57,976,045
U.S. Government Securities - 26.4%
U.S. Treasury Notes	1.00	8/15/18	1,000,000		997,793
U.S. Treasury Notes	1.13	1/15/19	2,000,000	[b]	1,996,094
U.S. Treasury Notes	0.88	4/15/19	3,250,000		3,227,339
U.S. Treasury Notes	0.88	6/15/19	5,000,000	[b]	4,962,012
U.S. Treasury Notes	0.75	7/15/19	4,000,000	[b]	3,958,281
U.S. Treasury Notes	0.88	9/15/19	1,500,000	[b]	1,486,348
U.S. Treasury Notes	1.00	10/15/19	4,750,000	[b]	4,716,880
U.S. Treasury Notes	1.00	11/15/19	5,000,000		4,962,696
U.S. Treasury Notes	1.38	1/15/20	5,000,000		5,001,465
U.S. Treasury Notes	1.38	2/15/20	4,000,000	[b]	4,000,547
U.S. Treasury Notes	1.63	3/15/20	5,000,000		5,030,957
U.S. Treasury Notes	1.50	7/15/20	1,500,000		1,503,398
U.S. Treasury Notes	1.50	8/15/20	4,250,000		4,258,550
				46,102,360
Total Bonds and Notes (cost $172,833,348)			172,084,766
Description			Shares		Value ($)
Other Investment - .5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $867,636)			867,636	[c]	867,636
Total Investments (cost $173,700,984)			99.2%	172,952,402
Cash and Receivables (Net)			0.8%	1,403,108
Net Assets			100.0%	174,355,510

REMIC—Real Estate Mortgage Investment Conduit

a The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

b Security, or portion thereof, on loan. At August 31, 2017, the value of the fund’s securities on loan was $15,583,839 and the value of the collateral held by the fund was $16,062,269, consisting of U.S. Government & Agency securities.

c Investment in affiliated money market mutual fund.

32

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government Agencies/Mortgage-Backed	69.4
U.S. Government Securities	26.5
Municipal Bonds	2.8
Money Market Investment	.5
99.2

† Based on net assets.

See notes to financial statements.

33

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 8/31/2016 ($)	Purchases ($)	Sales ($)	Value 8/31/2017 ($)	Net Assets (%)	Dividends/ Disbributions ($)
BNY Mellon Bond Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	5,312,290	1,990,050	7,302,340	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	32,727,374	197,952,053	217,902,298	12,777,129	1.3	69,376
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	39,686,895	38,487,895	1,199,000.1		-
Total	38,039,664	239,628,998	263,692,533	13,976,129	1.4	69,376
BNY Mellon Intermediate Bond Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	8,656,030	183,090	8,839,120	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	10,324,571	204,751,370	205,615,074	9,460,867	1.1	47,262
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	21,496,761	18,332,061	3,164,700.4		-
Total	18,980,601	226,431,221	232,786,255	12,625,567	1.5	47,262
BNY Mellon Corporate Bond Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	26,115,869	17,048,360	43,164,229	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,826,896	180,476,966	174,096,140	10,207,722	1.3	41,099
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	149,981,005	117,972,973	32,008,032	4.1	-
Total	29,942,765	347,506,331	335,233,342	42,215,754	5.4	41,099
BNY Mellon Short-Term U.S. Government Securities Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,814,000	144,835,995	146,782,359	867,636.5		13,371
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	18,654,256	18,654,256	-	-	-
Total	2,814,000	163,490,251	165,436,615	867,636.5		13,371

See notes to financial statements.

34

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2017

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(b)
Unaffiliated issuers	995,821,509	832,182,658	769,721,817	172,084,766
Affiliated issuers	13,976,129	12,625,567	42,215,754	867,636
Cash	-	309,432	-	3,510,910
Receivable for investment securities sold	9,820,826	-	-	-
Interest receivable	6,704,802	5,288,412	8,318,058	398,401
Receivable for shares of Beneficial Interest subscribed	3,269,505	2,248,093	877,854	1,024,407
Dividends receivable	11,101	-	7,856	1,508
Securities lending receivable	2,946	5,241	15,828	947
Prepaid expenses	27,108	24,700	14,341	21,241
	1,029,633,926	852,684,103	821,171,508	177,909,816
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	372,505	312,672	290,826	61,491
Due to Administrator—Note 3(a)	105,579	88,425	82,069	17,953
Cash overdraft due to Custodian	282,539	-	646,841	-
Payable for investment securities purchased	12,732,595	-	-	2,757,940
Payable for shares of Beneficial Interest redeemed	3,967,159	2,745,627	1,043,437	680,231
Liability for securities on loan—Note 1(b)	1,199,000	3,164,700	32,008,032	-
Accrued expenses	71,750	68,581	56,409	36,691
	18,731,127	6,380,005	34,127,614	3,554,306
Net Assets ($)	1,010,902,799	846,304,098	787,043,894	174,355,510
Composition of Net Assets ($):
Paid-in capital	995,241,236	847,721,029	773,886,901	187,706,622
Accumulated undistributed investment income—net	336,907	263,079	618,905	88,388
Accumulated net realized gain (loss) on investments	(10,644,909)	(14,880,198)	(18,146,024)	(12,690,918)
Accumulated net unrealized appreciation (depreciation) on investments	25,969,565	13,200,188	30,684,112	(748,582)
Net Assets ($)	1,010,902,799	846,304,098	787,043,894	174,355,510
† Investments at cost ($)
Unaffiliated issuers	969,851,944	818,982,470	739,037,705	172,833,348
Affiliated issuers	13,976,129	12,625,567	42,215,754	867,636
†† Value of securities on loan ($)	42,740,647	15,659,277	42,079,971	15,583,839
Net Asset Value Per Share
Class M
Net Assets ($)	1,001,289,990	838,741,220	784,236,555	172,602,961
Shares Outstanding	78,126,529	66,591,119	60,028,497	14,722,695
Net Asset Value Per Share ($)	12.82	12.60	13.06	11.72
Investor Shares
Net Assets ($)	9,612,809	7,562,878	2,807,339	1,752,549
Shares Outstanding	751,780	600,214	214,805	149,665
Net Asset Value Per Share ($)	12.79	12.60	13.07	11.71

See notes to financial statements.

35

STATEMENTS OF OPERATIONS
Year Ended August 31, 2017

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Investment Income ($):
Income:
Interest	30,630,374	19,915,095	30,723,836	2,418,613
Dividends from affiliated issuers	69,376	47,262	41,099	13,371
Income from securities lending—Note 1(b)	38,635	74,057	211,268	21,021
Total Income	30,738,385	20,036,414	30,976,203	2,453,005
Expenses:
Investment advisory fee—Note 3(a)	4,026,369	3,441,275	3,215,579	698,768
Administration fee—Note 3(a)	1,252,931	1,070,910	1,000,689	248,580
Custodian fees—Note 3(b)	75,702	64,232	61,513	18,603
Trustees’ fees and expenses—Note 3(c)	73,956	71,377	57,578	13,577
Professional fees	62,318	58,396	57,338	35,572
Registration fees	37,588	37,426	42,813	35,225
Shareholder servicing costs—Note 3(b)	22,065	17,755	6,875	4,678
Loan commitment fees—Note 2	21,250	21,718	18,645	5,682
Prospectus and shareholders’ reports	12,511	15,360	10,722	12,446
Interest expense—Note 2	-	-	59	-
Miscellaneous	51,547	46,706	57,305	30,503
Total Expenses	5,636,237	4,845,155	4,529,116	1,103,634
Less—reduction in fees due to earnings credits—Note 3(b)	(265)	(836)	(275)	(132)
Net Expenses	5,635,972	4,844,319	4,528,841	1,103,502
Investment Income—Net	25,102,413	15,192,095	26,447,362	1,349,503
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,405,730)	769,919	3,894,619	(352,790)
Net unrealized appreciation (depreciation) on investments	(15,291,612)	(7,681,641)	(3,450,234)	(417,376)
Net Realized and Unrealized Gain (Loss) on Investments	(17,697,342)	(6,911,722)	444,385	(770,166)
Net Increase in Net Assets Resulting from Operations	7,405,071	8,280,373	26,891,747	579,337

See notes to financial statements.

36

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2017	2016	2017	2016
Operations ($):
Investment income—net	25,102,413	24,158,082	15,192,095	14,004,644
Net realized gain (loss) on investments	(2,405,730)	6,515,181	769,919	158,106
Net unrealized appreciation (depreciation) on investments	(15,291,612)	26,968,596	(7,681,641)	15,914,271
Net Increase (Decrease) in Net Assets Resulting from Operations	7,405,071	57,641,859	8,280,373	30,077,021
Distributions to Shareholders from ($):
Investment income—net:
Class M	(28,638,017)	(28,195,330)	(17,926,346)	(17,610,181)
Investor Shares	(226,317)	(221,091)	(127,446)	(127,578)
Net realized gain on investments:
Class M	(2,338,221)	-	-	-
Investor Shares	(20,354)	-	-	-
Total Distributions	(31,222,909)	(28,416,421)	(18,053,792)	(17,737,759)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	157,399,563	135,302,949	149,116,716	121,361,604
Investor Shares	9,227,669	8,842,498	8,605,753	9,093,845
Distributions reinvested:
Class M	6,520,913	4,861,827	3,865,056	3,762,278
Investor Shares	226,047	195,680	119,914	120,111
Cost of shares redeemed:
Class M	(169,728,840)	(148,837,129)	(173,981,449)	(145,270,631)
Investor Shares	(9,228,455)	(7,895,083)	(9,315,196)	(8,529,880)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(5,583,103)	(7,529,258)	(21,589,206)	(19,462,673)
Total Increase (Decrease) in Net Assets	(29,400,941)	21,696,180	(31,362,625)	(7,123,411)
Net Assets ($):
Beginning of Period	1,040,303,740	1,018,607,560	877,666,723	884,790,134
End of Period	1,010,902,799	1,040,303,740	846,304,098	877,666,723
Undistributed investment income—net	336,907	501,814	263,079	237,005
Capital Share Transactions (Shares):
Class Ma
Shares sold	12,353,358	10,496,743	11,892,867	9,608,380
Shares issued for distributions reinvested	513,521	377,002	307,921	297,744
Shares redeemed	(13,360,693)	(11,582,419)	(13,876,208)	(11,519,147)
Net Increase (Decrease) in Shares Outstanding	(493,814)	(708,674)	(1,675,420)	(1,613,023)
Investor Shares[a]
Shares sold	722,680	685,758	684,836	718,365
Shares issued for distributions reinvested	17,811	15,197	9,547	9,500
Shares redeemed	(724,064)	(612,572)	(741,492)	(675,154)
Net Increase (Decrease) in Shares Outstanding	16,427	88,383	(47,109)	52,711

a  During the period ended August 31, 2017, 634,208 Class M Shares representing $8,113,155 were exchanged for 635,580 Investor Shares for BNY Mellon Bond Fund and 597,818 Class M Shares representing $7,510,190 were exchanged for 597,627 Investor Shares for BNY Mellon Intermediate Bond Fund and during the period ended August 31, 2016, 681,282 Class M Shares representing $8,804,999 were exchanged for 682,875 Investor shares for BNY Mellon Bond Fund and 708,806 Class M Shares representing $8,971,016 were exchanged for 708,561 Investor Shares for BNY Mellon Intermediate Bond Fund.

See notes to financial statements.

37

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Corporate Bond Fund		BNY Mellon Short-Term U.S. Government Securities Fund
	Year Ended August 31,		Year Ended August 31,
	2017	2016	2017	2016
Operations ($):
Investment income—net	26,447,362	24,423,382	1,349,503	739,478
Net realized gain (loss) on investments	3,894,619	(2,483,138)	(352,790)	(27,501)
Net unrealized appreciation (depreciation) on investments	(3,450,234)	35,559,289	(417,376)	672,612
Net Increase (Decrease) in Net Assets Resulting from Operations	26,891,747	57,499,533	579,337	1,384,589
Distributions to Shareholders from ($):
Investment income—net:
Class M	(29,448,184)	(27,952,207)	(1,975,337)	(2,050,626)
Investor Shares	(89,761)	(105,956)	(13,983)	(12,314)
Total Distributions	(29,537,945)	(28,058,163)	(1,989,320)	(2,062,940)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	166,856,298	200,332,812	137,551,952	115,776,155
Investor Shares	13,928,758	3,830,590	1,945,189	1,396,436
Distributions reinvested:
Class M	8,221,541	8,733,097	494,054	505,001
Investor Shares	64,950	36,078	12,669	11,133
Cost of shares redeemed:
Class M	(238,094,978)	(174,562,705)	(178,801,248)	(96,504,648)
Investor Shares	(13,097,169)	(7,400,689)	(2,097,052)	(1,070,230)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(62,120,600)	30,969,183	(40,894,436)	20,113,847
Total Increase (Decrease) in Net Assets	(64,766,798)	60,410,553	(42,304,419)	19,435,496
Net Assets ($):
Beginning of Period	851,810,692	791,400,139	216,659,929	197,224,433
End of Period	787,043,894	851,810,692	174,355,510	216,659,929
Undistributed investment income—net	618,905	539,335	88,388	71,368
Capital Share Transactions (Shares):
Class Ma
Shares sold	12,932,113	15,773,365	11,746,685	9,784,196
Shares issued for distributions reinvested	637,719	687,925	42,133	42,689
Shares redeemed	(18,553,332)	(13,882,122)	(15,256,386)	(8,159,136)
Net Increase (Decrease) in Shares Outstanding	(4,983,500)	2,579,168	(3,467,568)	1,667,749
Investor Shares[a]
Shares sold	1,083,503	301,786	165,703	118,090
Shares issued for distributions reinvested	5,036	2,849	1,082	942
Shares redeemed	(1,010,979)	(589,556)	(178,818)	(90,655)
Net Increase (Decrease) in Shares Outstanding	77,560	(284,921)	(12,033)	28,377

a  During the period ended August 31, 2017, 429,818 Class M Shares representing $5,546,314 were exchanged for 429,906 Investor Shares for BNY Mellon Corporate Bond Fund and 162,475 Class M Shares representing $1,909,863 were exchanged for 162,678 Investor Shares for BNY Mellon Short-Term U.S. Government Securities Fund and during the period ended August 31, 2016, 327,051 Class M Shares representing $4,148,556 were exchanged for 327,245 Investor Shares for BNY Mellon Corporate Bond Fund and 93,604 Class M Shares representing $1,108,424 were exchanged for 93,733 Investor Shares for BNY Mellon Short-Term U.S. Government Securities Fund.

See notes to financial statements.

38

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Class M Shares
	Year Ended August 31,
BNY Mellon Bond Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	13.11	12.74	13.00	12.89	13.71
Investment Operations:
Investment income—net [a]	.32	.31	.29	.31	.32
Net realized and unrealized gain (loss) on investments	(.21)	.42	(.18)	.34	(.64)
Total from Investment Operations	.11	.73	.11	.65	(.32)
Distributions:
Dividends from investment income—net	(.37)	(.36)	(.34)	(.36)	(.39)
Dividends from net realized gain on investments	(.03)	-	(.03)	(.18)	(.11)
Total Distributions	(.40)	(.36)	(.37)	(.54)	(.50)
Net asset value, end of period	12.82	13.11	12.74	13.00	12.89
Total Return (%)	.87	5.82	.87	5.19	(2.41)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.56	.55	.55	.55
Ratio of net expenses to average net assets	.56	.56	.55	.55	.55
Ratio of net investment income to average net assets	2.50	2.38	2.21	2.41	2.40
Portfolio Turnover Rate	72.85	72.21	59.94	43.62	66.14	[b]
Net Assets, end of period ($ x 1,000)	1,001,290	1,030,685	1,010,387	1,040,204	1,148,032

a  Based on average shares outstanding.

b  The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 65.03%.

See notes to financial statements.

39

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Bond Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	13.08	12.71	12.97	12.86	13.69
Investment Operations:
Investment income—net [a]	.28	.27	.26	.28	.29
Net realized and unrealized gain (loss) on investments	(.21)	.43	(.18)	.34	(.65)
Total from Investment Operations	.07	.70	.08	.62	(.36)
Distributions:
Dividends from investment income—net	(.33)	(.33)	(.31)	(.33)	(.36)
Dividends from net realized gain on investments	(.03)	-	(.03)	(.18)	(.11)
Total Distributions	(.36)	(.33)	(.34)	(.51)	(.47)
Net asset value, end of period	12.79	13.08	12.71	12.97	12.86
Total Return (%)	.63	5.55	.62	4.95	(2.74)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.81	.80	.80	.80
Ratio of net expenses to average net assets	.81	.81	.80	.80	.80
Ratio of net investment income to average net assets	2.24	2.14	1.95	2.16	2.16
Portfolio Turnover Rate	72.85	72.21	59.94	43.62	66.14	[b]
Net Assets, end of period ($ x 1,000)	9,613	9,619	8,221	9,246	8,387

a  Based on average shares outstanding.

b  The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 65.03%.

See notes to financial statements.

40

	Class M Shares
	Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.74	12.55	12.75	12.73	13.26
Investment Operations:
Investment income—net [a]	.22	.20	.19	.21	.23
Net realized and unrealized gain (loss) on investments	(.10)	.25	(.15)	.17	(.44)
Total from Investment Operations	.12	.45	.04	.38	(.21)
Distributions:
Dividends from investment income—net	(.26)	(.26)	(.24)	(.27)	(.30)
Dividends from net realized gain on investments	-	-	-	(.09)	(.02)
Total Distributions	(.26)	(.26)	(.24)	(.36)	(.32)
Net asset value, end of period	12.60	12.74	12.55	12.75	12.73
Total Return (%)	1.01	3.60	.39	2.87	(1.64)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.56	.55	.55	.56
Ratio of net expenses to average net assets	.56	.56	.55	.55	.56
Ratio of net investment income to average net assets	1.77	1.61	1.46	1.66	1.77
Portfolio Turnover Rate	48.97	32.99	50.80	42.45	44.76
Net Assets, end of period ($ x 1,000)	838,741	869,419	877,322	912,247	949,095

a  Based on average shares outstanding.

See notes to financial statements.

41

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.74	12.56	12.75	12.73	13.26
Investment Operations:
Investment income—net [a]	.19	.17	.15	.18	.20
Net realized and unrealized gain (loss) on investments	(.10)	.24	(.13)	.16	(.45)
Total from Investment Operations	.09	.41	.02	.34	(.25)
Distributions:
Dividends from investment income—net	(.23)	(.23)	(.21)	(.23)	(.26)
Dividends from net realized gain on investments	-	-	-	(.09)	(.02)
Total Distributions	(.23)	(.23)	(.21)	(.32)	(.28)
Net asset value, end of period	12.60	12.74	12.56	12.75	12.73
Total Return (%)	.75	3.26	.14	2.69	(1.91)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.81	.80	.80	.82
Ratio of net expenses to average net assets	.81	.81	.80	.80	.82
Ratio of net investment income to average net assets	1.52	1.36	1.21	1.40	1.51
Portfolio Turnover Rate	48.97	32.99	50.80	42.45	44.76
Net Assets, end of period ($ x 1,000)	7,563	8,247	7,468	6,415	8,397

a  Based on average shares outstanding.

See notes to financial statements.

42

	Class M Shares
	Year Ended August 31,
BNY Mellon Corporate Bond Fund	2017	2016	2015	2014		2013
Per Share Data ($):
Net asset value, beginning of period	13.07	12.59	12.96	12.49		12.91
Investment Operations:
Investment income—net [a]	.42	.39	.35	.32		.30
Net realized and unrealized gain (loss) on investments	.05	.54	(.31)	.56		(.29)
Total from Investment Operations	.47	.93	.04	.88		.01
Distributions:
Dividends from investment income—net	(.48)	(.45)	(.41)	(.41)		(.39)
Dividends from net realized gain on investments	-	-	-	(.00)	[b]	(.04)
Total Distributions	(.48)	(.45)	(.41)	(.41)		(.43)
Net asset value, end of period	13.06	13.07	12.59	12.96		12.49
Total Return (%)	3.67	7.55	.31	7.21		.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.56	.56	.56		.58
Ratio of net expenses to average net assets	.56	.56	.56	.56		.58
Ratio of net investment income to average net assets	3.29	3.10	2.71	2.48		2.31
Portfolio Turnover Rate	33.05	34.99	34.56	33.17		36.99
Net Assets, end of period ($ x 1,000)	784,237	850,017	786,085	747,274		554,152

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

See notes to financial statements.

43

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Corporate Bond Fund	2017	2016	2015	2014		2013
Per Share Data ($):
Net asset value, beginning of period	13.07	12.59	12.96	12.49		12.91
Investment Operations:
Investment income—net [a]	.42	.35	.33	.28		.26
Net realized and unrealized gain (loss) on investments	.03	.55	(.32)	.57		(.29)
Total from Investment Operations	.45	.90	.01	.85		(.03)
Distributions:
Dividends from investment income—net	(.45)	(.42)	(.38)	(.38)		(.35)
Dividends from net realized gain on investments	-	-	-	(.00)	[b]	(.04)
Total Distributions	(.45)	(.42)	(.38)	(.38)		(.39)
Net asset value, end of period	13.07	13.07	12.59	12.96		12.49
Total Return (%)	3.53	7.29	.04	6.92		(.24)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.81	.81	.82		.85
Ratio of net expenses to average net assets	.81	.81	.81	.82		.85
Ratio of net investment income to average net assets	3.02	2.83	2.46	2.21		2.05
Portfolio Turnover Rate	33.05	34.99	34.56	33.17		36.99
Net Assets, end of period ($ x 1,000)	2,807	1,793	5,315	1,519		575

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

See notes to financial statements.

44

	Class M Shares
	Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.81	11.84	11.95	12.03	12.22
Investment Operations:
Investment income (loss)—net [a]	.08	.04	.06	.02	(.02)
Net realized and unrealized gain (loss) on investments	(.05)	.05	(.02)	.03	(.04)
Total from Investment Operations	.03	.09	.04	.05	(.06)
Distributions:
Dividends from investment income—net	(.12)	(.12)	(.15)	(.13)	(.13)
Net asset value, end of period	11.72	11.81	11.84	11.95	12.03
Total Return (%)	.26	.77	.31	.44	(.49)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.54	.53	.53
Ratio of net expenses to average net assets	.55	.55	.54	.53	.53
Ratio of net investment income (loss) to average net assets	.68	.37	.47	.19	(.13)
Portfolio Turnover Rate	65.98	100.46	105.49	116.19	125.01
Net Assets, end of period ($ x 1,000)	172,603	214,754	195,648	253,961	279,192

a  Based on average shares outstanding.

See notes to financial statements.

45

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.79	11.82	11.93	12.01	12.21
Investment Operations:
Investment income (loss)—net [a]	.05	.01	.03	(.01)	(.05)
Net realized and unrealized gain (loss) on investments	(.04)	.05	(.02)	.03	(.05)
Total from Investment Operations	.01	.06	.01	.02	(.10)
Distributions:
Dividends from investment income—net	(.09)	(.09)	(.12)	(.10)	(.10)
Net asset value, end of period	11.71	11.79	11.82	11.93	12.01
Total Return (%)	.10	.51	.07	.18	(.84)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.79	.78	.78
Ratio of net expenses to average net assets	.80	.80	.79	.78	.78
Ratio of net investment income (loss) to average net assets	.43	.12	.22	(.06)	(.40)
Portfolio Turnover Rate	65.98	100.46	105.49	116.19	125.01
Net Assets, end of period ($ x 1,000)	1,753	1,906	1,576	801	894

a  Based on average shares outstanding.

See notes to financial statements.

46

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-five series, including the following diversified funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Corporate Bond Fund seek total return (consisting of capital appreciation and current income). BNY Mellon Short-Term U.S. Government Securities Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments

47

NOTES TO FINANCIAL STATEMENTS (continued)

for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2017 in valuing each fund’s investments:

At August 31, 2017, there were no transfers between levels of the fair value hierarchy.

Table 1—Fair Value Measurements
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Bond Fund
Commercial Mortgage-Backed	-	-	13,747,938	-	-	-	13,747,938
Corporate Bonds†	-	-	448,803,223	-	-	-	448,803,223
Foreign Government	-	-	15,894,816	-	-	-	15,894,816
Municipal Bonds†	-	-	73,362,058	-	-	-	73,362,058
Registered Investment Companies	13,976,129	-	-	-	-	-	13,976,129
U.S. Government Agencies/ Mortgage-Backed	-	-	271,612,843	-	-	-	271,612,843
U.S. Treasury	-	-	172,400,631	-	-	-	172,400,631
BNY Mellon Intermediate Bond Fund
Corporate Bonds†	-	-	447,465,613	-	-	-	447,465,613
Foreign Government	-	-	13,570,592	-	-	-	13,570,592
Municipal Bonds†	-	-	43,156,711	-	-	-	43,156,711
Registered Investment Companies	12,625,567	-	-	-	-	-	12,625,567
U.S. Government Agencies/ Mortgage-Backed	-	-	6,979,628	-	-	-	6,979,628
U.S. Treasury	-	-	321,010,114	-	-	-	321,010,114

48

Table 1—Fair Value Measurements (contibued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Corporate Bond Fund
Corporate Bonds†	-	-	703,119,593	-	-	-	703,119,593
Foreign Government	-	-	17,769,124	-	-	-	17,769,124
Municipal Bonds†	-	-	48,833,100	-	-	-	48,833,100
Registered Investment Companies	42,215,754	-	-	-	-	-	42,215,754
BNY Mellon Short-Term U.S. Government Securities Fund
Municipal Bonds†	-	-	4,945,566	-	-	-	4,945,566
Registered Investment Company	867,636	-	-	-	-	-	867,636
U.S. Government Agencies/ Mortgage-Backed	-	-	121,036,840	-	-	-	121,036,840
U.S. Treasury	-	-	46,102,360	-	-	-	46,102,360

† See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 2 summarizes the amount The Bank of New York Mellon earned from each fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended August 31, 2017.

Table 2—Securities Lending Agreement

BNY Mellon Bond Fund	$ 7,798
BNY Mellon Intermediate Bond Fund	14,821
BNY Mellon Corporate Bond Fund	42,767
BNY Mellon Short-Term U.S. Government Securities Fund	4,213

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Risk: The funds invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering each fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook

49

NOTES TO FINANCIAL STATEMENTS (continued)

for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. The funds normally declare and pay dividends from investment income-net monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2017, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2017, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 3 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2017.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 4 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2017.

Table 5 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2017 and August 31, 2016.

During the period ended August 31, 2017, as a result of permanent book to tax differences, each fund increased accumulated undistributed investment income–net and decreased accumulated net realized gain (loss) on investments as summarized in Table 6. These permanent book to tax differences are primarily due to the tax treatment for dividend reclassification, amortization of premiums and paydown gains and losses on mortgage-backed securities for BNY Mellon Bond Fund and BNY Mellon Intermediate Bond Fund, amortization of premiums for BNY Mellon Corporate Bond Fund and amortization of premiums and paydown gains and losses on mortgage-backed securities for BNY Mellon Short–Term U.S. Government Securities Fund. Net assets and net asset value per share were not affected by these reclassifications.

Table 3—Components of Accumulated Earnings
	Undistributed Ordinary Income ($)	Accumulated Capital (Losses) ($)	Unrealized Appreciation (Depreciation) ($)	Capital (Losses) Realized After October 31, 2016 ($)†
BNY Mellon Bond Fund	336,907	-	21,893,442	(6,568,786)
BNY Mellon Intermediate Bond Fund	263,079	(9,898,015)	8,218,005	-
BNY Mellon Corporate Bond Fund	618,905	(11,167,321)	23,705,409	-
BNY Mellon Short-Term U.S. Government Securities Fund	88,388	(12,611,252)	(828,248)	-

† These losses were deferred for tax purposes to the first day of the following fiscal year.

50

Table 4—Capital Loss Carryover
	Expiring in fiscal year			Post-Enactment Short-Term Losses($)	†† Post-Enactment Long-Term Losses($)
	2018 ($)	† 2019 ($)	†			††† Total($)
BNY Mellon Intermediate Bond Fund	-	-		5,167,502	4,730,513	9,898,015
BNY Mellon Corporate Bond Fund	-	-		3,261,008	7,906,313	11,167,321
BNY Mellon Short-Term U.S. Government Securities Fund	28,528	64,834		7,051,956	5,465,934	12,611,252

† If not applied, the carryovers expire in the above fiscal years.

†† Post-enactment short-term losses which can be carried forward for an unlimited period.

††† Post-enactment long-term losses which can be carried forward for an unlimited period.

Table 5—Tax Character of Distributions Paid
	2017		2016
	Ordinary Income ($)	Long-Term Capital Gains ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon Bond Fund	29,026,163	2,196,746	28,416,421	-
BNY Mellon Intermediate Bond Fund	18,053,792	-	17,737,759	-
BNY Mellon Corporate Bond Fund	29,537,945	-	28,058,163	-
BNY Mellon Short-Term U.S. Government Securities Fund	1,989,320	-	2,062,940	-

Table 6—Return of Capital Statement of Position

	Accumulated Undistributed Investment Income-Net ($)	Accumulated Net Realized Gain (Loss) ($)
BNY Mellon Bond Fund	3,597,014	(3,597,014)
BNY Mellon Intermediate Bond Fund	2,887,771	(2,887,771)
BNY Mellon Corporate Bond Fund	3,170,153	(3,170,153)
BNY Mellon Short-Term U.S. Government Securities Fund	656,837	(656,837)

NOTE 2—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2017, BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2017 for BNY Mellon Corporate Bond Fund was approximately $3,600, with a related weighted average annualized interest rate of 1.64%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of BNY Mellon Bond Fund, .40% of BNY Mellon Intermediate Bond Fund, .40% of BNY Mellon Corporate Bond Fund and .35% of BNY Mellon Short-Term U.S. Government Securities Fund.

51

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 7 summarizes the amounts Investor shares were charged during the period ended August 31, 2017, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 7—Shareholder Services Plan Fees

BNY Mellon Bond Fund	$21,453
BNY Mellon Intermediate Bond Fund	17,184
BNY Mellon Corporate Bond Fund	6,735
BNY Mellon Short-Term U.S. Government Securities Fund Fund	4,540

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 8 summarizes the amount each fund was charged during the period ended August 31, 2017 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits, also summarized in Table 8.

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 9 summarizes the amount each fund was charged during the period ended August 31, 2017 pursuant to the custody agreement. These fees were offset by earnings credits for each relevant fund, also summarized in Table 9.

Table 8—Cash Management Agreement Fees
	Dreyfus Transfer, Inc. Cash Management Fees ($)	Dreyfus Transfer, Inc. Earnings Credits ($)
BNY Mellon Bond Fund	269	(265)
BNY Mellon Intermediate Bond Fund	224	(220)
BNY Mellon Corporate Bond Fund	58	(58)
BNY Mellon Short-Term U.S. Government Securities Fund	60	(59)

52

Table 9—Custody Agreement Fees
	Custody fees ($)	Earnings Credits ($)
BNY Mellon Bond Fund	75,702	-
BNY Mellon Intermediate Bond Fund	64,232	(616)
BNY Mellon Corporate Bond Fund	61,513	(217)
BNY Mellon Short-Term U.S. Government Securities Fund	18,603	(73)

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 10 summarizes the amount each fund was charged during the period ended August 31, 2017 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 10—The Bank of New York Mellon Cash Management Fees

BNY Mellon Bond Fund	$89
BNY Mellon Intermediate Bond Fund	127
BNY Mellon Corporate Bond Fund	24
BNY Mellon Short-Term U.S. Government Securities Fund	19

During the period ended August 31, 2017, each fund was charged $11,281 for services performed by the Chief Compliance Officer and his staff.

Table 11 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 12 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended August 31, 2017.

Table 13 summarizes the cost of investments for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2017.

Table 11—Due to The Dreyfus Corporation and Affiliates
	Investment Advisory Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)
BNY Mellon Bond Fund	341,618	1,817	24,400	4,670
BNY Mellon Intermediate Bond Fund	286,116	1,486	20,400	4,670
BNY Mellon Corporate Bond Fund	265,548	608	20,000	4,670
BNY Mellon Short-Term U.S. Government Securities Fund	50,829	392	5,600	4,670

Table 12—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Bond Fund	725,255,725	737,682,622
BNY Mellon Intermediate Bond Fund	415,210,986	436,919,634
BNY Mellon Corporate Bond Fund	261,990,025	330,455,638
BNY Mellon Short-Term U.S. Government Securities Fund	129,071,447	169,427,329

53

NOTES TO FINANCIAL STATEMENTS (continued)

Table 13—Accumulated Net Unrealized Appreciation (Depreciation)
	Cost of Investments ($)	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Bond Fund	987,904,196	28,995,214	7,101,772	21,893,442
BNY Mellon Intermediate Bond Fund	836,590,220	14,607,032	6,389,027	8,218,005
BNY Mellon Corporate Bond Fund	788,232,162	31,640,073	7,934,664	23,705,409
BNY Mellon Short-Term U.S. Government Securities Fund	173,780,650	143,350	971,598	(828,248)

54

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
BNY Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (collectively the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments and investments in affiliated issuers, as of August 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds, as of August 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 27, 2017

55

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Bond Fund

For federal tax purposes, the fund designates the maximum amount allowable but not less than 88.29% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0277 per share as a capital gain dividend paid on December 8, 2016 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0020 as a short-term capital gain dividend paid on December 8, 2016 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Intermediate Bond Fund

For federal tax purposes, the fund designates the maximum amount allowable but not less than 81.26% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Corporate Bond Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 76.92% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Short-Term U.S. Government Securities Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 100% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

56

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 6-7, 2017, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement (together, the “Agreement”), pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services. The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the funds. Dreyfus provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) each fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2016, and (2) each fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to each fund and comparison funds. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance.

As applicable to each fund, Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

BNY Mellon Bond Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was below the Performance Group medians for all periods , except for the two- and ten-year periods, when the fund’s performance was above the Performance Universe medians. The Board also considered that the fund’s yield performance was at or above the Performance Group medians for nine of the ten one-year periods and above the Performance Universe medians for nine of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s

57

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

benchmark index and the Board considered that the fund had outperformed its benchmark index in four of the past ten calendar years. The Board also received a presentation from a primary portfolio manager of the fund regarding the factors that had influenced the fund’s performance results, including the fact that the fund typically held higher quality securities than those held by some of the funds in the Performance Group. The Board also received a presentation from a primary portfolio manager of the fund regarding the factors that had influenced the fund’s performance results, including the fact that the fund typically held higher quality securities than those held by some of the funds in the Performance Group.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

BNY Mellon Intermediate Bond Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except for the three- and ten-year periods, when the fund’s performance was above the Performance Universe medians. The Board also considered that the fund’s yield performance was at or above the Performance Group medians for eight of the ten one-year periods and above the Performance Universe medians for each of the ten one-year periods ended December 31st. The Board considered the proximity of the fund’s total return to the Performance Group and/or Performance Universe median for certain periods in which the fund’s performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and the Board considered that the fund had outperformed its benchmark index in five of the past ten calendar years.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and Expense Universe medians.

BNY Mellon Corporate Bond Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods since the fund commenced operations except the three- and four-year periods, when the fund’s performance was below the Performance Group medians. The Board also considered that the fund’s yield performance was below the Performance Group medians for three of the past four one-year periods and above the Performance Universe medians for two of the past four one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and the Board considered that the fund had outperformed its benchmark index in two of the past four calendar years.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were slightly above the Expense Group median and below the Expense Universe median.

BNY Mellon Short-Term U.S. Government Securities Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was at or below the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was at or above the Performance Group medians for four of the ten one-year periods and above the Performance Universe medians for each of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were at the Expense Group median and below the Expense Universe median.

58

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading each fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus to each fund are adequate and appropriate.

• With respect to BNY Mellon Bond Fund and BNY Mellon Intermediate Bond Fund, the Board generally was satisfied with each fund’s yield performance in light of the considerations described above with respect to total return performance.

• With respect to BNY Mellon Corporate Bond Fund, the Board generally was satisfied with the fund’s overall performance.

• With respect to BNY Mellon Short-Term U.S. Government Securities Fund, while the Board was concerned with the fund’s performance, the Board expressed confidence in the fund’s strategy and portfolio managers and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus by each fund supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the funds had been adequately considered by Dreyfus in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the funds by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain

59

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

60

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (74)

Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

Attorney, Cozen and O’Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President from 2002 to 2007

No. of Portfolios for which Board Member Serves: 25

———————

John R. Alchin (69)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired since 2007

• Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice-President, Co-Chief Financial Officer and Treasurer, from 2002 to 2007

Other Public Company Board Memberships During Past 5 Years:

• Polo Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-present)

No. of Portfolios for which Board Member Serves: 25

———————

Ronald R. Davenport (81)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Chairman of Sheridan Broadcasting Corporation since July 1972

No. of Portfolios for which Board Member Serves: 25

———————

Jack Diederich (80)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired; Executive Vice President—Chairman’s Counsel of Alcoa Inc. from 1991 to 1997

No. of Portfolios for which Board Member Serves: 25

———————

Kim D. Kelly (61)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant since 2005

• Chief Restructuring Officer of Allegiance Communications LLC from August 2011 to January 2013

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

• Broadview Network Holdings, Inc.-Director and Chair (2011-2012)

No. of Portfolios for which Board Member Serves: 25

———————

Kevin C. Phelan (73)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Mortgage Banker, Colliers International since March 1978, including,

Co-Chairman since 2010, President since 2007 and Executive Vice President and Director from March 1998 to September 2007

No. of Portfolios for which Board Member Serves: 25

———————

Patrick J. Purcell (69)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Owner, President and Publisher of the Boston Herald since February 1994

President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996

• President and Chief Executive Officer, Herald Media since 2001

No. of Portfolios for which Board Member Serves: 25

———————

Thomas F. Ryan, Jr. (76)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since April 1999

President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-present)

No. of Portfolios for which Board Member Serves: 25

———————

Maureen M. Young (72)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since 2007

Director of the Office of Government Relations at Carnegie Mellon University from January 2000 to December 2007

No. of Portfolios for which Board Member Serves: 25

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

61

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 53 years old and has served in various capacities with BNY Mellon since 1993.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, since March 2013 from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since May 2016.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 155 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Ant-Money Laudering Compliance Officer January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 59 investment companies (comprised of 150 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

62

NOTES

63

For More Information

The BNY Mellon Funds

c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

BNY Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Corporate Bond Fund	Class M: BYMMX	Investor: BYMIX
BNY Mellon Short-Term U.S. Government Securities Fund	Class M: MPSUX	Investor: MISTX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation	MFTAR0817-TB

The BNY Mellon Funds

BNY Mellon National Intermediate Municipal Bond Fund

BNY Mellon National Short-Term Municipal Bond Fund

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

BNY Mellon Municipal Opportunities Fund

ANNUAL REPORT August 31, 2017

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Funds Trust, covering the 12-month period from September 1, 2016 through August 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets during the final months of 2016 were dominated by the election of a new U.S. presidential administration. Equities surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered over the first eight months of 2017 when it became clearer that major tax and fiscal reforms would take time and political capital to enact. Stocks continued to rally, led by large growth-oriented companies, as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
September 15, 2017

3

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2016 through August 31, 2017, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, BNY Mellon National Intermediate Municipal Bond Fund’s Class M shares produced a total return of 0.60%, and Investor shares produced a total return of 0.35%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 1.11%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 1.16% for the same period.3,4

Municipal bonds produced modestly positive returns over the reporting period when moderating long-term interest rates and improving supply-and-demand dynamics offset earlier market weakness. The fund underperformed the Index, in part due to overweighted exposure to securities with shorter maturities.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years, and the average effective duration of the fund’s portfolio will not exceed 8 years.

Supply-and-Demand Dynamics Buoyed Municipal Bonds

The reporting period began in the midst of heightened market volatility stemming from a flood of new securities as issuers sought to lock in low financing rates in advance of expected short-term interest-rate hikes from the Federal Reserve Board (the “Fed”). In addition, the outcome of the presidential election in November sparked uncertainty regarding potential changes in tax policy.

These negative market trends reversed in early 2017, and municipal bonds rebounded steadily from low valuations as the supply of newly issued securities moderated, demand increased, and investors realized that tax reform was far from certain. As a result, the Index produced a positive total return for the reporting period overall.

Although growth in tax revenues has slowed and several states are facing pressure from underfunded pension systems, credit conditions have remained stable for most municipal bond issuers. Solid credit fundamentals helped lower-rated municipal bonds outperform their higher-quality counterparts over the reporting period.

Shorter-Term Securities Dampened Fund Results

The fund’s performance compared to the Index was hindered to a degree by its “barbell” yield curve strategy, in which we emphasized securities at the short and long ends of the market’s maturity range in order to establish an average duration in the intermediate-term range. However, rising short-term interest rates put downward pressure on the value of municipal bonds with maturities of less than three years. Because these short-term bonds are not represented in the Index, the fund mildly trailed the Index for the reporting period.

The fund achieved better relative results through other strategies. We set our duration management strategy in a position that was modestly shorter than that of the Index, which helped cushion the negative impact of rising long-term interest rates over the final weeks of 2016. Our sector allocation strategy added value through overweighted exposure to higher-yielding revenue-backed bonds and commensurately underweighted positions in lower-yielding general obligation bonds. The fund received especially strong contributions to relative performance from bonds issued on behalf of hospitals and other health care facilities.

From a credit quality perspective, the fund benefited from its holdings of BBB-rated municipal bonds, which are at the lower end of the investment-grade range. Although holdings from the state of Illinois fared well after rebounding from previous weakness, a small position in Puerto Rico securities hurt the fund’s relative results among the fund’s high yield holdings as the U.S. territory’s fiscal issues continued.

At times, the fund employed futures contracts to set its duration posture.

Positioned for Continued Economic Growth

The U.S. economy has continued to expand, and many analysts expect slow-to-moderate growth to persist over the months ahead. Inflationary pressures may increase in this environment, and most analysts anticipate additional short-term interest-rate hikes and balance-sheet normalization from the Fed as it moves toward a less stimulative monetary policy. On the other hand, we believe that technical conditions in the municipal bond market remain favorable, as a limited supply of new issuance has been met with robust investor demand.

Therefore, we currently are cautiously optimistic regarding the prospects for municipal bonds. As of the reporting period’s end, we have maintained the fund’s overweighted exposure to higher-yielding revenue bonds. On a more cautious note, we have maintained a modestly shorter-than-average duration posture to guard against the possibility of rising long-term interest rates.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Lipper Inc.— The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

4

For the period from September 1, 2016 through August 31, 2017, as provided by John F. Flahive, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, BNY Mellon National Short-Term Municipal Bond Fund’s Class M shares produced a total return of 0.76%, and Investor shares produced a total return of 0.52%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Short Index (the “Index”), produced a total return of 1.01%,2 and the fund’s former benchmark, the S&P Municipal Bond Short Index, produced a total return of 1.01% for the same period.3,4

Short-term municipal bonds produced modestly positive returns over the reporting period, as favorable supply-and-demand dynamics offset the impact of three short-term interest-rate hikes from the Federal Reserve Board (the “Fed”). The fund underperformed the Index, in part due to overweighted exposure to securities with shorter maturities.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Supply-and-Demand Dynamics Buoyed Municipal Bonds

The reporting period began in the midst of heightened market volatility stemming from a flood of new securities as issuers sought to lock in low financing rates in advance of expected short-term interest-rate hikes from the Fed. In addition, the outcome of the presidential election in November sparked uncertainty regarding potential changes in tax policy.

These negative market trends reversed in early 2017, and municipal bonds rebounded steadily from low valuations as the supply of newly issued securities moderated, demand increased, and investors realized that tax reform was far from certain. As a result, the Index produced a positive total return for the reporting period overall.

Although growth in tax revenues has slowed and several states are facing pressure from underfunded pension systems, credit conditions have remained stable for most municipal bond issuers. Solid credit fundamentals helped lower-rated municipal bonds outperform their higher-quality counterparts over the reporting period.

Longer-Term Securities Dampened Fund Results

The fund’s performance compared to the Index was hindered to a degree by its yield-curve strategy, in which we emphasized securities at the short and long ends of the market’s maturity range. However, rising long-term interest rates early in the reporting period put downward pressure on the value of municipal bonds with intermediate-term maturities. Because these longer-term bonds are not represented in the Index, the fund mildly trailed the Index for the reporting period.

The fund achieved better relative results through other strategies. An emphasis on municipal bonds with maturities of up to two years fared particularly well. We set our duration management strategy in a position that was modestly shorter than that of the Index, which helped cushion the negative impact of rising long-term interest rates over the final weeks of 2016. Our sector allocation strategy proved effective through overweighted exposure to higher-yielding revenue-backed bonds, while general obligation bonds from state and local issuers also added a degree of value. The fund received especially strong contributions to relative performance from bonds from Illinois and New York, as well as securities backed by dedicated tax receipts and revenues from transportation infrastructure. From a credit-quality perspective, the fund benefited from its holdings of AA-rated municipal bonds and, to a lesser extent, A-rated bonds.

Positioned for Continued Economic Growth

The U.S. economy has continued to expand, and many analysts expect slow-to-moderate growth to persist over the months ahead. Inflationary pressures may increase in this environment, and most analysts anticipate additional short-term interest-rate hikes and balance-sheet normalization from the Fed as it moves toward a less stimulative monetary policy. On the other hand, we believe that technical conditions in the municipal bond market remain favorable, as a limited supply of new issuance has been met with robust investor demand.

Therefore, we currently are cautiously optimistic regarding the prospects for municipal bonds. As of the reporting period’s end, we have maintained the fund’s overweighted exposure to higher-yielding revenue bonds, including lower-rated securities. On a more cautious note, we have maintained a modestly shorter-than-average duration posture to guard against the possibility of rising long-term interest rates.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Short Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P Municipal Bond Short Indexconsists of bonds in the S&P Municipal Bond Index with a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Short Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond Investment Grade Short Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

5

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2016 through August 31, 2017, as provided by Gregory J. Conant and Mary Collette O’Brien, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s Class M shares produced a total return of 0.55%, and Investor shares produced a total return of 0.30%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 1.11%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 1.16% for the same period.3,4

Municipal bonds produced modestly positive returns over the reporting period when moderating long-term interest rates and improving supply-and-demand dynamics offset earlier market weakness. The fund underperformed the Index, in part due to our yield curve strategy.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years, and the average effective duration of the fund’s portfolio will not exceed 8 years.

Supply-and-Demand Dynamics Buoyed Municipal Bonds

The reporting period began in the midst of heightened market volatility stemming from a flood of new securities as issuers sought to lock in low financing rates in advance of expected short-term interest-rate hikes from the Federal Reserve Board (the “Fed”). In addition, the outcome of the presidential election in November sparked uncertainty regarding potential changes in tax policy.

These negative market trends reversed in early 2017, and municipal bonds rebounded steadily from low valuations as the supply of newly issued securities moderated, demand increased, and investors realized that tax reform was far from certain. As a result, the Index produced a positive total return for the reporting period overall.

Like several other states, Pennsylvania is facing fiscal pressure from an underfunded pension system and structural budget issues. These issues are creating a legislative deadlock impairing the passage of a balanced budget for the current fiscal year. Nonetheless, the state’s sound and diverse economy will support a sound credit risk profile.

Out-of-Index Securities Dampened Fund Results

The fund’s performance compared to the Index was hindered to a degree by our “barbell” yield curve strategy, in which we emphasized securities at the short and long ends of the market’s maturity range in order to establish an average duration in the intermediate-term range. However, rising short-term interest rates put downward pressure on the value of municipal bonds with maturities of less than three years, and long-term securities underperformed their intermediate-term counterparts. These bonds are not represented in the Index, weighing on the fund’s returns relative to the Index for the reporting period overall. The fund’s relative performance also was undermined by its small position in Puerto Rico bonds, which remained under pressure due to the U.S. territory’s ongoing fiscal issues.

The fund achieved better relative results through a modestly shorter average duration than that of the Index, which helped cushion the negative impact of rising long-term interest rates over the final weeks of 2016. Our sector allocation strategy added significant value through overweighted exposure to higher-yielding revenue-backed bonds and a commensurately underweighted position in state-issued general obligation bonds. The fund also received positive contributions to relative performance from Pennsylvania bonds, which generally produced higher returns than national averages, as well as from underweighted exposure to lower-yielding escrowed bonds. From a credit-quality perspective, the fund benefited significantly from its holdings of AA-rated municipal bonds and, to a lesser extent, BBB-rated securities.

At times, the fund employed futures contracts to establish its duration posture.

Positioned for Continued Economic Growth

The U.S. and Pennsylvania economies have continued to expand, and many analysts expect slow-to-moderate growth to persist over the months ahead. Inflationary pressures may increase in this environment, and most analysts anticipate additional short-term interest-rate hikes and balance-sheet normalization from the Fed as it moves toward a less stimulative monetary policy. On the other hand, we believe that technical conditions in the municipal bond market remain favorable, as a limited supply of new issuance has been met with robust investor demand.

Therefore, we currently are cautiously optimistic regarding the prospects for municipal bonds. As of the reporting period’s end, we have maintained the fund’s overweighted exposure to higher-yielding revenue bonds, including lower-rated securities. On a more cautious note, we have maintained a modestly shorter-than-average duration posture to guard against the possibility of rising long-term interest rates.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the index is not subject to charges, fees, and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. Investors cannot invest directly in any index.

3 Source: Lipper Inc.— The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

6

For the period from September 1, 2016 through August 31, 2017, as provided by Mary Collette O’Brien and Stephen J. O’Brien, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Class M shares produced a total return of 0.24%, and Investor shares produced a total return of 0.06%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 1.11%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 1.16% for the same period.3,4

Municipal bonds produced modestly positive returns over the reporting period when moderating long-term interest rates and improving supply-and-demand dynamics offset earlier market weakness. The fund underperformed the Index, in part due to the underperformance of Massachusetts bonds compared to national averages.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years, and the average effective duration of the fund’s portfolio will not exceed 8 years.

Supply-and-Demand Dynamics Buoyed Municipal Bonds

The reporting period began in the midst of heightened market volatility stemming from a flood of new securities as issuers sought to lock in low financing rates in advance of expected short-term interest-rate hikes from the Federal Reserve Board (the “Fed”). In addition, the outcome of the presidential election in November sparked uncertainty regarding potential changes in tax policy.

These negative market trends reversed in early 2017, and municipal bonds rebounded steadily from low valuations as the supply of newly issued securities moderated, demand increased, and investors realized that tax reform was far from certain. As a result, the Index produced a positive total return for the reporting period overall.

Although growth in tax revenues has slowed and several states are facing pressure from underfunded pension systems, credit conditions have remained stable for most municipal bond issuers, including Massachusetts. Solid credit fundamentals helped lower-rated municipal bonds outperform their higher-quality counterparts over the reporting period.

Out-of-Index Securities Dampened Fund Results

The fund’s performance compared to the Index was constrained to a degree by its focus on Massachusetts securities, which lagged national averages during the market selloff at the end of 2016. In addition, relative performance was hindered by our “barbell” yield curve strategy, in which we emphasized securities at the short and long ends of the market’s maturity range in order to establish an average duration in the intermediate-term range. However, rising short-term interest rates put downward pressure on the value of municipal bonds with maturities of less than three years, and long-term securities underperformed their intermediate-term counterparts. These bonds are not represented in the Index, weighing on the fund’s returns relative to the Index for the reporting period overall.

Over the final weeks of 2016, the fund achieved better relative results through a modestly shorter average duration than that of the Index, which helped cushion the negative impact of rising long-term interest rates. Our sector allocation strategy added significant value through overweighted exposure to higher-yielding revenue-backed bonds. The fund also received positive contributions to relative performance from overweighted exposure to local general obligation bonds. From a credit quality perspective, the fund benefited from its holdings of BBB-rated municipal bonds, which are at the lower end of the investment-grade range.

At times, the fund employed futures contracts to establish its duration posture.

Positioned for Continued Economic Growth

The U.S. and Massachusetts economies have continued to expand, and many analysts expect slow-to-moderate growth to persist over the months ahead. Inflationary pressures may increase in this environment, and most analysts anticipate additional short-term interest-rate hikes and balance-sheet normalization from the Fed as it moves toward a less stimulative monetary policy. On the other hand, we believe that technical conditions in the municipal bond market remain favorable, as a limited supply of new issuance has been met with robust investor demand.

Therefore, we currently are cautiously optimistic regarding the prospects for municipal bonds. As of the reporting period’s end, we have maintained the fund’s overweighted exposure to higher-yielding revenue bonds. On a more cautious note, we have maintained a modestly shorter-than-average duration posture to guard against the possibility of rising long-term interest rates.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation, and the rating of the issue. Changes in economic, business, or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

7

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2016 through August 31, 2017, as provided by John F. Flahive and Gregory J. Conant, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares produced a total return of 0.31%, and Investor shares produced a total return of 0.07%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 1.11%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 1.16% for the same period.3,4

Municipal bonds produced modestly positive returns over the reporting period when moderating long-term interest rates and improving supply-and-demand dynamics offset earlier market weakness. The fund underperformed the Index, in part due to our yield curve strategy.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, New York state, and New York City income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal, New York state, and New York City personal income taxes. These municipal bonds include those issued by New York state and New York City as well as those issued by U.S. territories and possessions. Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years.

Supply-and-Demand Dynamics Buoyed Municipal Bonds

The reporting period began in the midst of heightened market volatility stemming from a flood of new securities as issuers sought to lock in low financing rates in advance of expected short-term interest-rate hikes from the Federal Reserve Board (the “Fed”). In addition, the outcome of the presidential election in November sparked uncertainty regarding potential changes in tax policy.

These negative market trends reversed in early 2017, and municipal bonds rebounded steadily from low valuations as the supply of newly issued securities moderated, demand increased, and investors realized that tax reform was far from certain. As a result, the Index produced a positive total return for the reporting period overall.

Although growth in tax revenues has slowed and several states are facing pressure from underfunded pension systems, credit conditions have remained stable for most municipal bond issuers, including New York. Solid credit fundamentals helped lower-rated municipal bonds outperform their higher-quality counterparts over the reporting period.

Out-of-Index Securities Dampened Fund Results

The fund’s performance compared to the Index was constrained to a degree by our “barbell” yield curve strategy, in which we emphasized securities at the short and long ends of the market’s maturity range in order to establish an average duration in the intermediate-term range. However, rising short-term interest rates put downward pressure on the value of municipal bonds with maturities of less than three years, and long-term securities underperformed their intermediate-term counterparts. These bonds are not represented in the Index, weighing on the fund’s returns relative to the Index for the reporting period overall. The fund’s relative performance also was undermined by its small position in Puerto Rico bonds, which remained under pressure due to the U.S. territory’s ongoing fiscal issues.

The fund achieved better relative results through a modestly shorter average duration than that of the Index, which helped cushion the negative impact of rising long-term interest rates over the final weeks of 2016. Our sector allocation strategy added significant value through overweighted exposure to higher-yielding revenue-backed bonds and a commensurately underweighted position in state-issued general obligation bonds. The fund also received positive contributions to relative performance from overweighted exposure to general obligation bonds from local issuers. From a credit-quality perspective, the fund benefited from its holdings of AA-rated municipal bonds.

At times, the fund employed futures contracts to establish its duration posture.

Positioned for Continued Economic Growth

The U.S. and New York economies have continued to expand, and many analysts expect slow-to-moderate growth to persist over the months ahead. Inflationary pressures may increase in this environment, and most analysts anticipate additional short-term interest-rate hikes and balance-sheet normalization from the Fed as it moves toward a less stimulative monetary policy. On the other hand, we believe that technical conditions in the municipal bond market remain favorable, as a limited supply of new issuance has been met with robust investor demand.

Therefore, we currently are cautiously optimistic regarding the prospects for municipal bonds. As of the reporting period’s end, we have maintained the fund’s overweighted exposure to higher-yielding revenue bonds, including lower-rated securities. On a more cautious note, we have maintained a modestly shorter-than-average duration posture to guard against the possibility of rising long-term interest rates.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Fund Advisers pursuant to an agreement in effect through December 31, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, neither index is subject to charges, fees, and other expenses and is not limited to investments principally in New York municipal obligations. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

8

For the period from September 1, 2016 through August 31, 2017, as provided by John F. Flahive, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, BNY Mellon Municipal Opportunities Fund’s Class M shares produced a total return of 1.11%, and Investor shares produced a total return of 0.95%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), produced a total return of 0.88% for the same period.2

Municipal bonds produced modestly positive returns over the reporting period when moderating long-term interest rates and improving supply-and-demand dynamics offset earlier market weakness. The fund outperformed the Index, in part due to overweighted exposure to securities with longer maturities.

As of June 30, 2017, the fund was closed to new and existing investors.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds). While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities, such as Brady bonds and sovereign debt obligations.

We seek to deliver value-added excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market. Although the fund seeks to be diversified by geography and sector, it may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

Supply-and-Demand Dynamics Buoyed Municipal Bonds

The reporting period began in the midst of heightened market volatility stemming from a flood of new securities as issuers sought to lock in low financing rates in advance of expected short-term interest-rate hikes from the Federal Reserve Board (the “Fed”). In addition, the outcome of the presidential election in November sparked uncertainty regarding potential changes in tax policy.

These negative market trends reversed in early 2017, and municipal bonds rebounded steadily from low valuations as the supply of newly issued securities moderated, demand increased, and investors realized that tax reform was far from certain. As a result, the Index produced a positive total return for the reporting period overall.

Although growth in tax revenues has slowed and several states are facing pressure from underfunded pension systems, credit conditions have remained stable for most municipal bond issuers. Solid credit fundamentals helped lower-rated municipal bonds outperform their higher-quality counterparts over the reporting period.

Several Fund Strategies Bolstered Relative Results

The fund achieved better results than the Index partly through our emphasis on longer-term municipal bonds that benefited from moderating long-term rates in 2017. Meanwhile, the fund’s relatively short average duration helped cushion the negative impact of rising long-term interest rates over the final weeks of 2016. Our sector allocation strategy added value through overweighted exposure to higher-yielding revenue-backed bonds and commensurately underweighted positions in lower-yielding general obligation bonds. The fund received especially strong contributions from bonds issued on behalf of transportation infrastructure and health care facilities.

From a security selection perspective, holdings from the states of New York and Illinois fared well, but small positions in Puerto Rico and Virgin Islands securities hurt the fund’s relative results as the U.S. territories’ fiscal issues continued.

The fund’s performance compared to the Index was constrained by its holdings at the short end of the market’s maturity range, which were hurt by rising short-term interest rates. The fund’s cash reserves also were a drag on relative results over much of the reporting period.

At times, the fund employed futures contracts to set its duration posture.

Positioned for Continued Economic Growth

The U.S. economy has continued to expand, and many analysts expect slow-to-moderate growth to persist over the months ahead. Inflationary pressures may increase in this environment, and most analysts anticipate additional short-term interest-rate hikes and balance-sheet normalization from the Fed as it moves toward a less stimulative monetary policy. On the other hand, we believe that technical conditions in the municipal bond market remain favorable, as a limited supply of new issuance has been met with robust investor demand.

Therefore, we currently are cautiously optimistic regarding the prospects for municipal bonds. As of the reporting period’s end, we have maintained the fund’s overweighted exposure to higher-yielding revenue bonds, including lower-rated securities. On a more cautious note, we have maintained a modestly shorter-than-average duration posture to guard against the possibility of rising long-term interest rates.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

9

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon National Intermediate Municipal Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/17
	1 Year	5 Years	10 Years
Class M shares	0.60%	2.44%	4.09%
Investor shares	0.35%	2.19%	3.83%
S&P Municipal Bond Intermediate Index	1.16%	3.10%	4.79%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund on 8/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor's shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund's most recent month-end returns.

10

Comparison of change in value of $10,000 investment in BNY Mellon National Intermediate Municipal Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/17
	Inception Date	1 Year	From Inception
Class M shares	7/1/13	0.60%	3.19%
Investor shares	7/1/13	0.35%	2.93%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	1.11%	3.91%†††

†† Source: Bloomberg L.P.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund on 7/1/13 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor's shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund's most recent month-end returns.

11

FUND PERFORMANCE (continued)

Comparison of change in value of $10,000 investment in BNY Mellon National Short-Term Municipal Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Short Index (the “Index”)

Average Annual Total Returns as of 8/31/17
	1 Year	5 Years	10 Years
Class M shares	0.76%	0.65%	1.67%
Investor shares	0.52%	0.40%	1.42%
S&P Municipal Bond Short Index	1.01%	1.09%	2.29%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon National Short-Term Municipal Bond Fund on 8/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Short Index to the S&P Municipal Bond Investment Grade Short Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Short Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond Investment Grade Short Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Short Index is included in the graph and table on the next page.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor's shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund's most recent month-end returns.

12

Comparison of change in value of $10,000 investment in BNY Mellon National Short-Term Municipal Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Investment Grade Short Index (the “Index”)

Average Annual Total Returns as of 8/31/17
	Inception Date	1 Year	From Inception
Class M shares	7/1/13	0.76%	0.88%
Investor shares	7/1/13	0.52%	0.63%
S&P Municipal Bond Investment Grade Short Index	7/1/13	1.01%	1.20%†††

†† Source: Bloomberg L.P.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon National Short-Term Municipal Bond Fund on 7/1/13 to a $10,000 investment made in the Index. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. For the avoidance of doubt, the lowest rating is used in determining if a bond is eligible for the index. S&P Dow Jones Indices looks at the long term rating, either insured or uninsured, and the underlying rating for index inclusion. Bonds that are pre-refunded or escrowed to maturity are included in this index. All bonds must also have a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor's shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund's most recent month-end returns.

13

FUND PERFORMANCE (continued)

Comparison of change in value of $10,000 investment in BNY Mellon Pennsylvania Intermediate Municipal Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/17
	1 Year	5 Years	10 Years
Class M shares	0.55%	1.95%	3.48%
Investor shares	0.30%	1.70%	3.25%
S&P Municipal Bond Intermediate Index	1.16%	3.10%	4.79%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund on 8/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

Unlike the Index, the fund invests primarily in Pennsylvania investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor's shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund's most recent month-end returns.

14

Comparison of change in value of $10,000 investment in BNY Mellon Pennsylvania Intermediate Municipal Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/17
	Inception Date	1 Year	From Inception
Class M shares	7/1/13	0.55%	2.82%
Investor shares	7/1/13	0.30%	2.56%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	1.11%	3.91%†††

†† Source: Bloomberg L.P.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund on 7/1/13 to a $10,000 investment made in the Index. All dividends and capital gain distributions are reinvested.

Unlike the Index, the fund invests primarily in Pennsylvania investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor's shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund's most recent month-end returns.

15

FUND PERFORMANCE (continued)

Comparison of change in value of $10,000 investment in BNY Mellon Massachusetts Intermediate Municipal Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/17
	1 Year	5 Years	10 Years
Class M shares	0.24%	1.98%	3.71%
Investor shares	0.06%	1.72%	3.45%
S&P Municipal Bond Intermediate Index	1.16%	3.10%	4.79%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund on 8/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

Unlike the Index, the fund invests primarily in Massachusetts investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor's shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund's most recent month-end returns.

16

Comparison of change in value of $10,000 investment in BNY Mellon Massachusetts Intermediate Municipal Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/17
	Inception Date	1 Year	From Inception
Class M shares	7/1/13	0.24%	2.77%
Investor shares	7/1/13	0.06%	2.53%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	1.11%	3.91%†††

†† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund on 7/1/13 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

Unlike the Index, the fund invests primarily in Massachusetts investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor's shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund's most recent month-end returns.

17

FUND PERFORMANCE (continued)

Comparison of change in value of $10,000 investment in BNY Mellon New York Intermediate Tax-Exempt Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/17
	1 Year	5 Years	10 Years
Class M shares	0.31%	2.24%	4.04%
Investor shares	0.07%	1.97%	3.77%
S&P Municipal Bond Intermediate Index	1.16%	3.10%	4.79%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon New York Intermediate Tax-Exempt Bond Fund on 8/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton New York Intermediate Tax-Exempt Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to BNY Mellon New York Intermediate Tax-Exempt Bond Fund in a tax-free reorganization and the fund commenced operations. The performance figures for the fund’s Class M shares represent the performance of the predecessor fund’s Institutional shares prior to the commencement of operations for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and the performance of BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares thereafter. Unlike the Index, the fund invests primarily in New York municipal obligations. The performance figures for Investor shares represent the performance of the predecessor fund’s Class A shares prior to the commencement of operations for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and the performance of BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Investor shares thereafter. Investor shares are subject to a Shareholder Services Plan.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor's shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund's most recent month-end returns.

18

Comparison of change in value of $10,000 investment in BNY Mellon New York Intermediate Tax-Exempt Bond Fund Class M shares and Investor shares and the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/17
	Inception Date	1 Year	From Inception
Class M shares	7/1/13	0.31%	3.17%
Investor shares	7/1/13	0.07%	2.89%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	1.11%	3.91%†††

†† Source: Bloomberg L.P.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon New York Intermediate Tax-Exempt Bond Fund on 7/1/13 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

Unlike the Index, the fund invests primarily in New York municipal obligations. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor's shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund's most recent month-end returns.

19

FUND PERFORMANCE (continued)

Comparison of change in value of $10,000 investment in BNY Mellon Municipal Opportunities Fund Class M shares and Investor shares and the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”)

Average Annual Total Returns as of 8/31/17
	Inception Date	1 Year	5 Year	From Inception
Class M shares	10/15/08	1.11%	3.77%	7.96%
Investor shares	10/15/08	0.95%	3.52%	7.71%
Bloomberg Barclays U.S. Municipal Bond Index	9/30/08	0.88%	3.23%	5.37%††

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M and Investor shares of BNY Mellon Municipal Opportunities Fund on 10/15/08 (inception date) to a $10,000 investment made in the Index. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index covers the USD-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

†† For comparative purposes, the value of the Index as of 9/30/08 is used as the beginning value on 10/15/08.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor's shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund's most recent month-end returns.

20

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2017 to August 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2017
	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.56	$3.84
Ending value (after expenses)	$1,033.10	$1,031.90
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.58	$3.85
Ending value (after expenses)	$1,010.50	$1,008.40
Annualized expense ratio (%)	.51	.76
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.59	$4.87
Ending value (after expenses)	$1,032.60	$1,032.20
Annualized expense ratio (%)	.70	.95
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.82	$4.09
Ending value (after expenses)	$1,030.60	$1,030.10
Annualized expense ratio (%)	.55	.80
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$3.02	$4.30
Ending value (after expenses)	$1,032.30	$1,030.00
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.75	$5.04
Ending value (after expenses)	$1,040.40	$1,040.00
Annualized expense ratio (%)	.73	.98

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

21

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited) (continued)

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2017
	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.55	$3.82
Ending value (after expenses)	$1,022.68	$1,021.42
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.60	$3.87
Ending value (after expenses)	$1,022.63	$1,021.37
Annualized expense ratio (%)	.51	.76
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.57	$4.84
Ending value (after expenses)	$1,021.68	$1,020.42
Annualized expense ratio (%)	.70	.95
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.80	$4.08
Ending value (after expenses)	$1,022.43	$1,021.17
Annualized expense ratio (%)	.55	.80
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$3.01	$4.28
Ending value (after expenses)	$1,022.23	$1,020.97
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.72	$4.99
Ending value (after expenses)	$1,021.53	$1,020.27
Annualized expense ratio (%)	.73	.98

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

22

STATEMENT OF INVESTMENTS

August 31, 2017

BNY Mellon National Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7%
Alabama - .1%
Alabama 21st Century Authority, Tobacco Settlement Revenue	5.00	6/1/20	1,500,000	1,648,140
Alabama 21st Century Authority, Tobacco Settlement Revenue	5.00	6/1/21	1,240,000	1,398,782
				3,046,922
Alaska - .3%
Alaska, International Airports System Revenue	5.00	10/1/32	5,000,000	5,814,250
Arizona - .3%
Maricopa County Industrial Development Authority, Revenue (Banner Health)	5.00	1/1/27	5,000,000	6,213,450
Arkansas - .2%
University of Arkansas, Revenue	5.00	11/1/33	500,000	606,585
University of Arkansas, Revenue	5.00	11/1/34	1,100,000	1,327,931
University of Arkansas, Revenue	5.00	11/1/36	580,000	695,037
University of Arkansas, Revenue	5.00	11/1/37	900,000	1,077,624
University of Arkansas, Revenue	5.00	11/1/38	800,000	955,536
				4,662,713
California - 16.5%
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue	5.00	10/1/34	1,500,000	1,740,825
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/35	2,050,000	2,407,663
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue	2.00	4/1/21	5,000,000	5,121,500
Bay Area Toll Authority, Toll Bridge Revenue, Refunding (San Francisco Bay Area Subordinate Toll Bridge)	4.00	4/1/35	10,000,000	10,818,700
California, GO	5.00	8/1/22	5,000,000	5,897,700
California, GO (Various Purpose)	5.00	12/1/23	2,500,000	3,031,725
California, GO (Various Purpose)	5.00	12/1/23	12,500,000	15,158,625
California, GO (Various Purpose)	5.25	9/1/29	10,000,000	12,114,200
California, GO (Various Purpose)	4.00	9/1/31	10,000,000	11,049,400
California, GO (Various Purpose)	5.00	9/1/31	20,000,000	23,018,800
California, GO (Various Purpose)	6.00	3/1/33	11,445,000	12,864,638
California, GO (Various Purpose)	6.50	4/1/33	8,750,000	9,550,275
California, GO (Various Purpose)	5.50	3/1/40	7,950,000	8,798,503
California, GO, Refunding (Various Purpose)	5.00	11/1/24	3,000,000	3,685,920
California, GO, Refunding (Various Purpose)	5.00	11/1/25	5,000,000	6,219,950
California Department of Water Resources, Water System Revenue (Central Valley Project) (Escrowed to Maturity)	5.00	12/1/19	115,000	125,761
California Health Facilities Financing Authority, Revenue (Adventist Health System/West)	4.00	3/1/33	7,500,000	8,015,025
California Health Facilities Financing Authority, Revenue (City of Hope)	5.00	11/15/23	1,500,000	1,770,690
California Health Facilities Financing Authority, Revenue (City of Hope)	5.00	11/15/24	1,600,000	1,890,608
California Health Facilities Financing Authority, Revenue (Lucie Salter Packard Children's Hospital at Sanford)	5.00	11/15/42	825,000	975,464

23

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
California - 16.5% (continued)
California Health Facilities Financing Authority, Revenue (Lucie Salter Packard Children's Hospital at Sanford)	4.00	11/15/47	1,120,000		1,181,454
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.25	10/1/18	8,500,000	[a]	9,011,020
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.25	10/1/18	4,000,000	[a]	4,240,480
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	60,000	[a]	63,732
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	3,440,000	[a]	3,653,968
California Infrastructure and Economic Development Bank, Infrastructure State Revolving Fund Revenue	4.00	10/1/45	8,275,000		8,887,598
California State Public Works Board, LR (Various Capital Projects)	5.00	10/1/20	2,000,000		2,238,720
California Statewide Communities Development Authority, Mortgage Revenue (Methodist Hospital of Southern California Project) (Collateralized; FHA) (Prerefunded)	6.25	8/1/19	4,140,000	[a]	4,566,172
California Statewide Communities Development Authority, Revenue (Saint Joseph Health System) (Insured; Assured Guaranty Municipal Corp.) (Escrowed to Maturity)	4.50	7/1/18	590,000		606,485
Escondido Union School District, GO	5.00	8/1/23	1,105,000		1,343,724
Escondido Union School District, GO	5.00	8/1/25	1,320,000		1,656,930
Evergreen School District, GO	4.00	8/1/41	5,000,000		5,270,500
Golden State Tobacco Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/29	10,680,000		12,482,036
Golden State Tobacco Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/32	2,000,000		2,345,600
Long Beach Unified School District, GO	4.00	8/1/38	10,300,000		11,037,171
Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport)	5.25	5/15/26	15,520,000		17,313,181
Los Angeles Unified School District, GO	5.00	7/1/32	10,000,000		11,421,500
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/33	4,000,000	[b]	2,336,320
Port of Oakland, Revenue	5.00	5/1/23	1,875,000		2,112,806
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/28	5,000,000		6,063,950
Sacramento County Sanitation Districts Financing Authority, Subordinate Lien Revenue (Sacramento Regional County Sanitation District) (Insured; FGIC), 67% of LIBOR + .53%	1.34	12/1/35	10,000,000	[c]	9,100,200
Sacramento County Water Financing Authority, Revenue (Sacramento County Water Agency Zones 40 and 41 Water System Project) (Insured; National Public Finance Guarantee Corp.), 67% of LIBOR + .55%	1.36	6/1/34	8,000,000	[c]	7,085,600
San Francisco City and County, COP (War Memorial Veterans Building Seismic Upgrade and Improvements)	5.00	4/1/27	3,555,000		4,217,972
San Francisco City and County, CP (Moscone Convention Center Expansion Project)	4.00	4/1/37	11,000,000		11,759,660
San Francisco City and County Public Utilities Commission, San Francisco Water Revenue	5.00	11/1/37	11,000,000		12,613,920
San Francisco Community College District, GO	5.00	6/15/29	5,000,000		6,021,900
San Jose Airport, Revenue	5.00	3/1/42	1,000,000		1,171,480
San Jose Airport, Revenue	5.00	3/1/47	1,750,000		2,034,323
Southern California Public Power Authority, Gas Project Revenue (Project Number 1)	5.25	11/1/20	4,000,000		4,443,720
Southern California Public Power Authority, Revenue (Apex Power Project)	5.00	7/1/30	1,000,000		1,201,660
Southern California Public Power Authority, Revenue (Apex Power Project)	5.00	7/1/31	3,855,000		4,602,369
Southern California Public Power Authority, Revenue (Apex Power Project)	5.00	7/1/33	3,380,000		4,015,034

24

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
California - 16.5% (continued)
Successor Agency to the Redevelopment Agency of the City of Pittsburg, Subordinate Tax Allocation Revenue (Los Medanos Community Development Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/21	1,325,000	1,522,915
Successor Agency to the Redevelopment Agency of the City of Pittsburg, Subordinate Tax Allocation Revenue (Los Medanos Community Development Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/26	6,610,000	8,131,820
University of California Regents, General Revenue	5.00	5/15/31	9,000,000	10,826,370
University of California Regents, Limited Project Revenue	5.00	5/15/30	11,000,000	13,309,560
				354,147,822
Colorado - 1.2%
City and County of Denver, Airport System Revenue (Insured: Assured Guaranty Corp. and National Public Finance Guarantee Corp.)	5.25	11/15/19	4,445,000	4,484,427
Colorado Department of Transportation, COP (Headquarters Facilities Lease Purchase Agreement)	5.00	6/15/41	3,000,000	3,171,960
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	6.00	10/1/23	2,000,000	2,106,180
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,600,000	1,676,368
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	5.75	11/15/18	995,000	1,024,243
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.13	11/15/23	5,350,000	6,478,689
Regional Transportation District, CP, Refunding	5.50	6/1/22	450,000	504,482
Regional Transportation District, CP, Refunding (Prerefunded)	5.50	6/1/20	1,750,000	[a] 1,965,250
Regional Transportation District of Colorado, COP (Lease Purchase Agreement)	5.00	6/1/19	1,750,000	1,873,165
Regional Transportation District of Colorado, COP (Lease Purchase Agreement)	5.00	6/1/20	2,700,000	2,987,145
				26,271,909
Connecticut - 1.0%
Connecticut, GO	5.00	11/15/21	9,430,000	10,688,716
Connecticut, GO	5.00	4/15/22	5,000,000	5,704,450
Connecticut, GO	4.00	6/15/30	3,000,000	3,189,150
Connecticut Housing Finance Authority, Revenue, Refunding (Housing Finance Program)	4.00	11/15/47	2,500,000	2,753,375
				22,335,691
Delaware - .7%
Delaware River and Bay Authority, Revenue	5.00	1/1/21	2,000,000	2,246,880
Delaware River and Bay Authority, Revenue	5.00	1/1/22	2,710,000	3,126,175
Delaware River and Bay Authority, Revenue	5.00	1/1/23	1,500,000	1,763,895
Delaware River and Bay Authority, Revenue	5.00	1/1/24	1,000,000	1,196,000
University of Delaware, Revenue	5.00	11/1/27	5,440,000	6,438,022
				14,770,972
District of Columbia - .4%
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/23	4,250,000	4,854,222
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/24	2,500,000	2,849,525
				7,703,747

25

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Florida - 3.2%
Citizens Property Insurance Corporation, Coastal Account Senior Secured Revenue	5.00	6/1/20	10,000,000		10,872,400
Florida Department of Transportation, State Infrastructure Bank Revenue	5.00	7/1/19	4,220,000		4,336,345
Florida State Board of Education, Public Education Capital Outlay Bonds	5.00	6/1/26	10,000,000		12,150,400
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/21	2,500,000		2,872,025
Lee County, Airport Revenue	5.50	10/1/23	3,565,000		4,123,671
Lee County, Airport Revenue	5.50	10/1/24	5,000,000		5,760,650
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/25	3,165,000		3,584,204
Miami-Dade County School Board, COP (Master Lease Purchase Agreement with Miami-Dade County School Board Foundation, Inc.)	5.00	5/1/26	5,600,000		6,738,648
Palm Beach County School Board, COP (Master Lease Purchase Agreement with the Palm Beach School Board Leasing Corporation)	5.00	8/1/27	4,595,000		5,531,553
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	240,000	[a]	251,522
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	245,000	[a]	256,762
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	210,000	[a]	220,082
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	1,790,000	[a]	1,875,938
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	1,085,000	[a]	1,137,091
Tampa Bay Water A Regional Water Supply Authority, Utility System Revenue	5.00	10/1/20	5,000,000		5,611,400
Tampa Sports Authority, Local Option Sales Tax Revenue (Stadium Project)	5.00	1/1/24	90,000		109,084
Tampa Sports Authority, Local Option Sales Tax Revenue (Stadium Project)	5.00	1/1/25	2,865,000		3,516,415
				68,948,190
Georgia - 1.8%
Atlanta Water and Wastewater, Revenue	5.00	11/1/37	3,375,000		4,064,344
Burke County Development Authority, PCR (Georgia Power Company Plant Vogtle Project)	2.35	12/11/20	7,500,000		7,626,600
Burke County Development Authority, PCR (Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	6,000,000		6,120,180
Cobb County Kennestone Hospital Authority, Revenue, Refunding (Wellstar Health Systems)	5.00	4/1/35	2,000,000		2,307,540
Cobb County Kennestone Hospital Authority, Revenue, Refunding (Wellstar Health Systems)	5.00	4/1/36	2,710,000		3,119,454
Cobb County Kennestone Hospital Authority, Revenue, Refunding (Wellstar Health Systems)	5.00	4/1/37	2,845,000		3,267,226
DeKalb County, Water and Sewerage Revenue	5.25	10/1/36	3,500,000		4,003,335
Main Street Natural Gas Inc., Gas Project Revenue	6.38	7/15/38	1,335,000	[d]	13,951
Private Colleges and Universities Authority, Revenue (Emory University)	5.00	9/1/41	6,990,000		7,895,694
				38,418,324
Hawaii - .9%
Hawaii, GO	5.00	5/1/25	10,750,000		13,295,815
Hawaii, GO	5.00	10/1/28	5,000,000		6,192,150
				19,487,965

26

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Idaho - .8%
Idaho Health Facilities Authority, Revenue (Trinity Health Credit Group)	5.00	12/1/33	5,000,000	5,628,000
University of Idaho Regents, General Revenue	5.25	4/1/21	9,515,000	10,732,159
				16,360,159
Illinois - 5.6%
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/22	4,615,000	5,340,570
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/23	2,000,000	2,368,740
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/24	5,000,000	6,013,250
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/25	4,450,000	5,413,825
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/25	7,055,000	8,197,981
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/26	2,000,000	2,451,520
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/27	2,500,000	3,036,625
Chicago, GO	5.00	1/1/24	4,500,000	5,007,195
Chicago, GO	5.00	1/1/26	3,000,000	3,309,090
Chicago, GO	5.50	1/1/35	3,750,000	4,091,775
Chicago, GO	5.50	1/1/37	3,500,000	3,795,890
Chicago, GO (Modern Schools Across Chicago Program) (Insured; AMBAC)	5.00	12/1/17	1,110,000	1,113,719
Chicago, GO (Neighborhoods Alive 21 Program)	5.25	1/1/22	1,000,000	1,103,150
Chicago, GO (Project and Refunding Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/26	2,270,000	2,287,229
Chicago, Second Lien Wastewater Transmission Revenue	5.00	1/1/24	3,000,000	3,523,050
Chicago, Second Lien Wastewater Transmission Revenue	5.00	1/1/25	2,110,000	2,497,058
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues) (Insured; AMBAC)	5.50	12/1/18	1,605,000	1,651,385
Illinois, GO	5.00	8/1/18	19,900,000	20,474,513
Illinois, GO	5.00	8/1/19	10,000,000	10,511,900
Illinois, GO	5.00	9/1/19	185,000	185,414
Illinois, GO	5.00	8/1/23	5,000,000	5,528,100
Illinois, GO	5.25	2/1/28	6,000,000	6,147,900
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/20	5,000,000	5,334,250
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	6.25	6/1/24	10,000,000	10,207,200
				119,591,329
Kansas - 1.3%
Kansas Department of Transportation, Highway Revenue	5.00	9/1/27	5,000,000	6,080,900
Kansas Department of Transportation, Highway Revenue	5.00	9/1/28	6,000,000	7,267,680

27

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Kansas - 1.3% (continued)
Kansas Department of Transportation, Highway Revenue	5.00	9/1/29	1,300,000	1,565,174
Kansas Development Finance Authority, Revenue (University of Kansas Projects)	4.00	5/1/21	3,370,000	3,620,863
Wichita, Water and Sewer Utility Revenue	5.00	10/1/21	7,990,000	9,232,525
				27,767,142
Kentucky - .7%
Kentucky Property and Buildings Commission, Revenue (Project Number 112)	5.00	11/1/22	5,000,000	5,836,900
Kentucky State Property and Buildings Commission, Revenue (Project Number 100)	5.00	8/1/21	1,785,000	2,021,870
Kentucky State Property and Buildings Commission, Revenue (Project Number 112) (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/28	5,150,000	6,157,958
				14,016,728
Louisiana - 1.9%
Jefferson Sales Tax District, Special Sales Tax Revenue (Insured; AMBAC) (Prerefunded)	5.25	12/1/17	4,000,000	[a] 4,039,640
Louisiana, GO	5.00	8/1/26	5,000,000	6,021,700
Louisiana Citizens Property Insurance Corporation, Assessment Revenue (Insured; Assured Guaranty Corp.) (Prerefunded)	6.13	6/1/18	9,500,000	[a] 9,879,810
Louisiana Citizens Property Insurance Corporation, Assessment Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/21	5,000,000	5,694,250
Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue (Louisiana Community and Technical College System Facilities Corporation Project)	5.00	10/1/22	5,000,000	5,573,800
Louisiana Public Facilities Authority, Revenue (CHRISTUS Health Obligated Group)	6.00	7/1/29	2,000,000	2,172,200
Louisiana Public Facilities Authority, Revenue (Loyola University Project)	5.00	10/1/41	6,000,000	6,330,180
				39,711,580
Maryland - 3.4%
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/28	2,480,000	2,946,116
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/29	4,640,000	5,497,797
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/30	4,640,000	5,486,893
Maryland, GO (State and Local Facilities Loan)	4.00	6/1/27	10,000,000	11,441,900
Maryland Department of Transportation, Consolidated Transportation Revenue	4.00	11/1/27	10,000,000	11,432,900
Maryland Economic Development Corporation, Private Activity Revenue (Purple Line Light Rail Project) (Green Bonds)	5.00	3/31/24	6,000,000	6,813,120
Maryland Health and Higher Educational Facilities Authority, Revenue	5.00	5/15/42	2,500,000	2,861,550
Montgomery County, Consolidated Public Improvement GO	5.00	11/1/26	10,000,000	12,383,500
Montgomery County, Consolidated Public Improvement GO	4.00	12/1/30	12,000,000	13,309,440
				72,173,216
Massachusetts - 2.5%
Massachusetts, Commonwealth Transportation Fund Revenue (Rail Enhancement and Accelerated Bridge Programs)	4.00	6/1/46	10,000,000	10,582,400
Massachusetts, GO	4.50	12/1/43	15,000,000	16,360,200
Massachusetts, GO (Insured; National Public Finance Guarantee Corp.)	5.50	10/1/20	3,285,000	3,739,677
Massachusetts, GO, LIBOR + .46%	1.34	11/1/18	2,000,000	[c] 2,000,880

28

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Massachusetts - 2.5% (continued)
Massachusetts Development Finance Agency, Revenue (Emmanuel College Issue)	5.00	10/1/33	5,000,000		5,798,450
Massachusetts Development Finance Agency, Revenue (Suffolk University)	5.00	7/1/34	1,000,000		1,160,860
Massachusetts Development Finance Agency, Revenue (Suffolk University)	5.00	7/1/35	1,000,000		1,157,190
Massachusetts Development Finance Agency, Revenue (Suffolk University)	5.00	7/1/36	850,000		982,048
Massachusetts Development Finance Agency, Special Obligation Revenue (Commonwealth Contract Assistance)	5.00	5/1/44	2,505,000		2,842,599
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	820,000	[a]	878,482
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	1,180,000	[a]	1,264,158
Massachusetts Water Pollution Abatement Trust, Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	380,000		381,478
The Commonwealth of Massachusetts, GO	4.00	2/1/29	5,000,000		5,576,150
				52,724,572
Michigan - 3.0%
Detroit, Water Supply System Second Lien Revenue (Insured; FGIC)	5.75	7/1/22	7,000,000		7,282,660
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/22	2,400,000		2,836,728
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/29	10,000,000		11,654,400
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/33	5,000,000		5,751,300
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/31	10,000,000		11,260,800
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/35	5,000,000		5,594,450
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/39	7,095,000		8,010,397
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/26	1,875,000		2,202,488
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/27	3,000,000		3,498,090
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/28	2,500,000		2,893,700
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Water Supply System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/26	2,500,000		2,936,650
				63,921,663
Minnesota - .8%
Minneapolis, Health Care System Revenue (Fairview Health Services) (Prerefunded)	6.63	11/15/18	12,000,000	[a]	12,832,680
Minnesota Housing Finance Agency Residential Housing Finance, Revenue (Insured: GNMA, FNMA, FHLMC)	4.00	7/1/47	2,000,000		2,185,020
Western Minnesota Municipal Power Agency, Power Supply Revenue	5.00	1/1/22	1,500,000		1,744,095
				16,761,795
Mississippi - .1%
Mississippi Home Corporation, SFMR (Collateralized: FHLMC, FNMA and GNMA)	4.38	12/1/18	305,000		307,184

29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Mississippi - .1% (continued)
Southern Mississippi Educational Building Corporation, Revenue (Facilities Refinancing Project)	5.00	9/1/24	450,000	545,841
Southern Mississippi Educational Building Corporation, Revenue (Facilities Refinancing Project)	5.00	9/1/25	250,000	306,848
Southern Mississippi Educational Building Corporation, Revenue (Facilities Refinancing Project)	5.00	9/1/26	550,000	681,874
				1,841,747
Missouri - 1.8%
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs)	5.00	7/1/21	1,505,000	1,731,442
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs)	5.00	7/1/23	2,125,000	2,573,970
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs)	5.00	1/1/26	750,000	900,720
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs) (Escrowed to Maturity)	5.00	7/1/21	45,000	51,679
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs) (Escrowed to Maturity)	5.00	7/1/22	65,000	76,749
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs) (Escrowed to Maturity)	5.00	7/1/23	75,000	90,728
Missouri Health and Educational Facilities Authority, Educational Facilities Revenue (Saint Louis University)	5.00	10/1/38	2,000,000	2,319,400
Missouri Highways and Transportation Commission, First Lien State Road Revenue	5.00	5/1/23	25,625,000	30,923,481
				38,668,169
Montana - .2%
Montana Board of Housing, SFMR	3.50	6/1/44	4,710,000	5,081,242
Nebraska - .5%
Central Plains Energy Project, Gas Supply Revenue (Liquidity Facility; Royal Bank of Canada)	5.00	12/1/19	10,000,000	10,801,400
Nevada - .8%
Clark County, Highway Revenue (Motor Vehicle Fuel Tax) (Prerefunded)	5.00	7/1/19	10,000,000	[a] 10,753,200
Clark County School District, GO (Insured; National Public Finance Guarantee Corporation)	5.00	6/15/20	6,330,000	6,541,675
				17,294,875
New Jersey - 5.5%
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/21	10,000,000	11,006,200
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/24	5,000,000	5,513,350
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	6/15/20	5,000,000	5,387,400
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; AMBAC)	5.50	12/15/19	1,410,000	1,517,231
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; AMBAC)	5.25	12/15/20	5,000,000	5,486,250
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/25	13,000,000	14,719,250
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	9/1/23	10,000,000	11,747,000

30

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
New Jersey - 5.5% (continued)
New Jersey Educational Facilities Authority, Revenue (University of Medicine and Dentistry of New Jersey Issue) (Prerefunded)	7.50	6/1/19	3,750,000	[a]	4,181,625
New Jersey Health Care Facilities Financing Authority, Revenue (Barnabas Health Issue)	5.00	7/1/22	1,830,000		2,131,712
New Jersey Health Care Facilities Financing Authority, Revenue (Barnabas Health Issue)	5.00	7/1/24	3,005,000		3,454,187
New Jersey Health Care Facilities Financing Authority, Revenue (Meridian Health System Obligated Group Issue)	5.00	7/1/19	2,000,000		2,140,400
New Jersey Health Care Facilities Financing Authority, Revenue (Trinitas Regional Medical Center Obligated Group Issue)	5.00	7/1/24	1,000,000		1,175,340
New Jersey Health Care Facilities Financing Authority, Revenue (Trinitas Regional Medical Center Obligated Group Issue)	5.00	7/1/25	1,060,000		1,253,249
New Jersey Health Care Facilities Financing Authority, Revenue (Trinitas Regional Medical Center Obligated Group Issue)	5.00	7/1/26	1,000,000		1,186,590
New Jersey Transportation Trust Fund Authority, (Transportation System)	5.25	12/15/21	7,000,000		7,825,230
New Jersey Transportation Trust Fund Authority, (Transportation System)	5.50	6/15/31	5,000,000		5,436,800
New Jersey Transportation Trust Fund Authority, (Transportation System) (Insured; National Public Finance Guarantee Corp.)	5.50	12/15/21	10,000,000		11,383,900
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes	5.00	6/15/24	10,000,000		10,268,400
New Jersey Transportation Trust Fund Authority, Transportation Program Bonds	5.00	6/15/19	10,000,000		10,562,800
Rutgers The State University, GO	5.00	5/1/21	2,000,000		2,278,240
				118,655,154
New Mexico - .2%
New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue	5.00	8/1/19	5,000,000		5,344,100
New York - 14.7%
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center) (Insured; Assured Guaranty Municipal Corp.)	4.00	7/15/32	750,000		815,333
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center) (Insured; Assured Guaranty Municipal Corp.)	4.00	7/15/33	900,000		973,791
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center) (Insured; Assured Guaranty Municipal Corp.)	4.00	7/15/34	1,000,000		1,078,600
Hudson Yards Infrastructure Corporation Second Indenture, Revenue	5.00	2/15/32	7,000,000		8,465,520
Metropolitan Transportation Authority, Revenue (Dedicated Tax Fund) (Climate Board Certified Green Bond)	5.25	11/15/33	5,000,000		6,262,350
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	2,250,000		2,406,330
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/31	10,000,000		12,016,700
Metropolitan Transportation Authority, Transportation Revenue (Prerefunded)	6.50	11/15/18	720,000	[a]	769,896
Metropolitan Transportation Authority, Transportation Revenue (Prerefunded)	6.50	11/15/18	9,030,000	[a]	9,655,779
Metropolitan Transportation Authority Hudson Rail Yards Trust, Obligations Revenue	5.00	11/15/46	10,000,000		10,713,700
Metropolitan Transportation Authority Hudson Rail Yards Trust, Obligations Revenue	5.00	11/15/51	5,000,000		5,512,600
Monroe County Industrial Development Corporation, Revenue (University of Rochester Project)	5.00	7/1/30	2,000,000		2,463,860
Nassau County, GO	5.00	4/1/35	4,845,000		5,677,565
New York City, GO	5.00	8/1/23	5,000,000		6,032,600

31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
New York - 14.7% (continued)
New York City, GO	5.00	8/1/24	5,000,000		6,122,900
New York City, GO	5.00	10/1/25	2,500,000		2,884,450
New York City, GO	5.00	8/1/26	5,660,000		6,655,990
New York City, GO	5.00	8/1/28	16,000,000		18,346,720
New York City Transitional Finance Authority, Building Aid Revenue	5.00	7/15/30	5,000,000		6,128,250
New York City Transitional Finance Authority, Future Tax Revenue	5.00	11/1/38	4,015,000		4,657,360
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	2/1/23	8,325,000		9,437,886
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	11/1/25	20,000,000		24,111,400
New York Counties Tobacco Trust VI, Tobacco Settlement Pass-Through Bonds	5.00	6/1/45	2,000,000		2,116,780
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.15	11/15/34	3,500,000	[e]	3,855,425
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	8,000,000	[e]	8,716,000
New York State Dormitory Authority, Revenue (Columbia University)	5.00	10/1/41	7,500,000		8,450,925
New York State Dormitory Authority, Revenue (Consolidated City University System) (Insured; Assured Guaranty Municipal Corp.)	5.75	7/1/18	45,000		46,831
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/31	5,165,000		6,141,650
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	2/15/33	25,000,000		29,469,000
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/34	2,500,000		2,947,475
New York State Thruway Authority, General Revenue	5.00	1/1/32	3,000,000		3,530,370
New York State Urban Development Corporation, State Personal Income Tax Revenue	5.00	3/15/23	10,845,000		12,991,659
New York State Urban Development Corporation, State Personal Income Tax Revenue	5.00	3/15/25	5,000,000		6,187,550
New York State Urban Development Corporation, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/29	10,000,000		11,762,700
New York Transportation Development Corporation, Special Facility Revenue (LaGuardia Airport Terminal B Redevelopment Project)	5.00	7/1/41	2,000,000		2,214,140
New York Transportation Development Corporation, Special Facility Revenue (LaGuardia Airport Terminal B Redevelopment Project)	5.00	7/1/46	2,500,000		2,759,600
Port Authority of New York and New Jersey, (Consolidated Bonds, 190th Series)	5.00	5/1/36	3,000,000		3,289,680
Port Authority of New York and New Jersey, (Consolidated Bonds, 190th Series)	5.00	5/1/37	3,400,000		3,725,482
Port Authority of New York and New Jersey, (Consolidated Bonds, 190th Series)	5.00	5/1/38	1,375,000		1,506,629
Port Authority of New York and New Jersey, Revenue	5.00	11/15/31	4,205,000		5,184,975
Port Authority of New York and New Jersey, Revenue	5.00	11/15/32	3,845,000		4,717,661
Port Authority of New York and New Jersey, Revenue	5.25	11/15/39	12,340,000		15,192,021
Sales Tax Asset Receivable Corporation, Sales Tax Asset Revenue	5.00	10/15/29	6,370,000		7,762,291
Suffolk County, GO (Insured; Assured Guaranty Municipal Corporation)	4.00	2/1/24	5,000,000		5,659,850
Triborough Bridge and Tunnel Authority, Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/29	10,000,000	[b]	7,060,300
TSASC, Inc. of New York, Senior Tobacco Settlement Bonds	5.00	6/1/23	5,000,000		5,796,050
Utility Debt Securitization Authority of New York, Restructuring Bonds	5.00	12/15/26	2,500,000		3,045,425
				315,320,049

32

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
North Carolina - .9%
North Carolina Eastern Municipal Power Agency, Power System Revenue (Prerefunded)	5.00	1/1/19	11,000,000	[a] 11,608,410
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/26	1,000,000	1,242,400
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/28	1,030,000	1,281,866
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/29	1,725,000	2,127,563
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/30	780,000	951,475
North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue	5.00	1/1/24	1,585,000	1,670,923
				18,882,637
Ohio - 1.7%
Board of Education of the Winton Woods City School District, GO	5.00	11/1/42	1,750,000	2,001,230
Board of Education of the Winton Woods City School District, GO	5.00	11/1/47	2,590,000	2,954,335
Columbus, GO (Various Purpose Limited Tax)	5.00	7/1/21	3,005,000	3,454,668
Hamilton County, Sewer System Improvement Revenue (The Metropolitan Sewer District of Greater Cincinnati)	5.00	12/1/26	3,500,000	4,222,925
Montgomery County, Revenue (Catholic Health Initiatives)	6.00	10/1/23	3,055,000	3,219,237
Ohio, GO	5.00	3/15/36	5,000,000	5,861,550
Ohio Housing Finance Agency, Residential Mortgage Revenue (Mortgage-Backed Securities Program)	4.00	3/1/47	7,000,000	7,560,700
Ohio Housing Finance Agency, Residential Mortgage Revenue (Mortgage-Backed Securities Program)	4.50	3/1/47	2,500,000	2,776,550
Revere Local School District, GO (School Facilities Improvement)	5.00	12/1/42	2,500,000	2,816,400
Revere Local School District, GO (School Facilities Improvement)	5.00	12/1/45	2,100,000	2,361,744
				37,229,339
Oregon - .2%
Oregon Housing and Community Services Department, Mortgage Revenue (Single-Family Mortgage Program)	4.00	1/1/47	4,740,000	5,142,853
Pennsylvania - 5.9%
Chester County Health and Education Facilities Authority Health System, Revenue (Main Line Health System)	4.00	10/1/37	2,105,000	2,232,331
Geisinger Authority, Health Systems Revenue (General Health System)	5.00	2/15/34	2,000,000	2,357,820
Montgomery County Industrial Development Authority, Retirement Community Revenue (Adult Communities Total Services, Inc. Retirement - Life Communities, Inc. Obligated Group)	5.00	11/15/36	5,000,000	5,678,350
Pennsylvania, GO	5.00	8/15/21	7,210,000	8,246,582
Pennsylvania, GO	5.00	6/15/22	5,220,000	6,078,325
Pennsylvania, GO	5.00	11/15/22	5,000,000	5,753,600
Pennsylvania, GO	5.00	3/15/31	5,000,000	5,816,650
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/26	11,520,000	13,496,602
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/28	7,540,000	8,723,177
Pennsylvania Higher Educational Facilities Authority, Health System Revenue (University of Pennsylvania Health System)	5.00	8/15/24	5,000,000	6,076,850
Pennsylvania Higher Educational Facilities Authority, Revenue (State System of Higher Education)	5.00	6/15/29	5,000,000	5,953,800

33

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Pennsylvania - 5.9% (continued)
Pennsylvania Housing Finance Agency, SFMR	4.00	10/1/46	2,880,000	3,120,365
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/31	5,110,000	5,850,592
Pennsylvania Turnpike Commission, Turnpike Revenue, Refunding (Insured; Assured Guaranty Municipal Corporation)	5.00	6/1/33	10,000,000	11,744,100
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	12/1/20	3,675,000	4,094,428
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	12/1/21	3,740,000	4,277,999
Philadelphia Authority for Industrial Development Hospital, Revenue (The Children's Hospital of Philadelphia Project)	4.00	7/1/35	1,575,000	1,688,778
Philadelphia Authority for Industrial Development Hospital, Revenue (The Children's Hospital of Philadelphia Project)	4.00	7/1/36	3,750,000	4,011,075
Philadelphia Authority for Industrial Development Hospital, Revenue (The Children's Hospital of Philadelphia Project)	4.00	7/1/37	3,500,000	3,734,500
State Public School Building Authority, School LR (The School District of Philadelphia Project)	5.00	4/1/22	1,000,000	1,110,130
State Public School Building Authority, School LR (The School District of Philadelphia Project)	5.00	4/1/25	2,750,000	2,992,137
State Public School Building Authority, School LR (The School District of Philadelphia Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/25	5,000,000	5,898,500
State Public School Building Authority, School LR (The School District of Philadelphia Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/31	5,000,000	5,758,700
West Mifflin Area School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/27	1,140,000	1,341,176
West Mifflin Area School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/28	1,000,000	1,165,100
				127,201,667
South Carolina - .9%
Greenville County School District, Installment Purchase Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	3,000,000	3,171,300
Growth Remedy Opportunity Without Tax Hike, Installment Purchase Revenue (School District Number 2 of Dorchester County, School Carolina Project)	5.00	12/1/28	1,750,000	2,053,100
Growth Remedy Opportunity Without Tax Hike, Installment Purchase Revenue (School District Number 2 of Dorchester County, School Carolina Project)	5.00	12/1/29	2,000,000	2,333,620
South Carolina Public Service Authority, Revenue	5.00	12/1/30	3,315,000	3,853,356
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/22	7,500,000	8,720,400
				20,131,776
South Dakota - .1%
South Dakota Educational Enhancement Funding Corporation, Tobacco Settlement Revenue	5.00	6/1/25	1,800,000	2,053,566
South Dakota Educational Enhancement Funding Corporation, Tobacco Settlement Revenue	5.00	6/1/27	500,000	561,940
				2,615,506
Tennessee - .3%
Clarksville Natural Gas Acquisition Corporation, Gas Revenue	5.00	12/15/20	1,690,000	1,852,815
Tennessee Housing Development Agency, Residential Finance Program Revenue	3.50	1/1/47	2,810,000	2,991,357
Tennessee Housing Development Agency, Residential Financing Program Revenue	4.00	1/1/42	2,000,000	2,196,020
				7,040,192
Texas - 10.1%
Arlington Higher Education Finance Corporation, Education Revenue (Uplift Education) (Insured; Texas Permanent School Fund Guarantee Program)	4.00	12/1/42	2,760,000	2,922,205
Arlington Higher Education Finance Corporation, Revenue (Harmony Public Schools) (Insured; Texas Permanent School Fund Guarantee Program)	5.00	2/15/42	1,000,000	1,169,860

34

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Texas - 10.1% (continued)
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	5.00	8/15/23	1,100,000		1,238,952
Culberson County-Allamoore Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	4.00	2/15/41	1,300,000		1,333,683
Dallas and Fort Worth, Joint Improvement Revenue (Dallas/Fort Worth International Airport)	5.00	11/1/31	5,000,000		5,651,150
Dallas and Fort Worth, Joint Revenue (Dallas/Fort Worth International Airport)	5.00	11/1/26	3,000,000		3,357,930
Dallas and Fort Worth, Joint Revenue (Dallas/Fort Worth International Airport)	5.00	11/1/27	3,400,000		3,803,410
Dallas Area Rapid Transit, Senior Lien Sales Tax Revenue	5.00	12/1/22	5,700,000		6,792,348
Dallas Area Rapid Transit Senior Lien Sales Tax, Revenue	5.00	12/1/41	5,305,000		6,171,943
El Paso, Water and Sewer Revenue	5.00	3/1/22	1,000,000		1,167,440
Forney Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/27	2,200,000		2,716,450
Forney Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program) (Prerefunded)	5.75	8/15/18	1,000,000	[a]	1,046,830
Harris County, Unlimited Tax Road Bonds	5.00	10/1/21	10,000,000		10,858,900
Harris County Flood Control District, GO	5.00	10/1/26	10,000,000		12,230,700
Harris County Health Facilities Development Corporation, HR (Memorial Hermann Healthcare System) (Prerefunded)	7.00	12/1/18	5,000,000	[a]	5,385,700
Harris County-Houston Sports Authority, Senior Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	11/15/22	6,500,000		7,695,870
Houston, Combined Utility System First Lien Revenue	5.00	5/15/21	5,000,000		5,704,200
Houston Community College System, Limited Tax GO	5.00	2/15/32	8,200,000		9,511,344
Houston Community College System, Limited Tax GO Bonds	5.00	2/15/21	2,250,000		2,553,300
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/26	10,000,000		11,913,700
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/29	2,885,000		3,477,406
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/40	5,000,000		5,599,150
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/30	3,000,000		3,565,920
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/31	11,415,000		13,290,941
San Antonio, Electric and Gas Systems Junior Lien Revenue	3.00	12/1/19	5,800,000		6,011,294
San Antonio Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/23	9,535,000		11,405,958
Schertz-Cibolo-Universal City Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	4.00	2/1/46	3,000,000		3,198,600
Texas Public Finance Authority, GO	5.00	10/1/23	4,220,000		4,873,973
Texas Public Finance Authority, GO	5.00	10/1/24	5,000,000		6,174,600
Texas Public Finance Authority, GO (Prerefunded)	5.00	10/1/21	5,165,000	[a]	5,978,281
Texas Transportation Commission, GO (Mobility Fund Bonds)	5.00	10/1/24	5,900,000		7,286,028
Texas Transportation Commission, GO (Mobility Fund Bonds)	5.00	10/1/24	4,000,000		4,896,200
Texas Transportation Commission, Highway Improvement GO	5.00	4/1/24	10,000,000		12,244,100

35

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Texas - 10.1% (continued)
Texas Water Development Board, Revenue	5.00	10/15/45	21,165,000	24,760,722
				215,989,088
Utah - .7%
Salt Lake City, Airport Revenue (Salt Lake International Airport)	5.00	7/1/29	2,500,000	3,029,700
Salt Lake City, Airport Revenue (Salt Lake International Airport)	5.00	7/1/30	2,000,000	2,406,400
Salt Lake City, Airport Revenue (Salt Lake International Airport)	5.00	7/1/31	2,400,000	2,869,272
Utah Associated Municipal Power Systems, Revenue (Payson Power Project)	5.00	4/1/22	5,675,000	6,504,969
				14,810,341
Vermont - .5%
Vermont Educational & Health Buildings Financing Agency, Revenue, Refunding (University of Vermont Medical Center)	5.00	12/1/32	10,000,000	11,537,000
Virginia - .6%
Virginia College Building Authority, Educational Facilities Revenue (21st Century College and Equipment Programs)	5.00	2/1/21	2,235,000	2,536,412
Virginia Small Business Financing Authority, Revenue	5.00	7/1/34	9,500,000	10,330,775
				12,867,187
Washington - 3.8%
Energy Northwest, Electric Revenue (Columbia Generating Station)	5.00	7/1/20	10,955,000	12,198,831
Energy Northwest, Electric Revenue (Columbia Generating Station)	5.00	7/1/31	7,500,000	8,249,550
FYI Properties, LR (State of Washington Department of Information Services Project)	5.25	6/1/29	5,625,000	6,039,450
King County, Sewer Improvement Revenue	5.00	7/1/39	15,000,000	17,322,600
Port of Seattle, Intermediate Lien Revenue	5.00	3/1/28	1,750,000	2,074,835
Port of Seattle, Intermediate Lien Revenue	5.00	4/1/29	1,000,000	1,179,310
Port of Seattle, Intermediate Lien Revenue	5.00	4/1/30	2,840,000	3,331,973
Washington, Federal Highway Grant Anticipation Revenue (State Road 520 Corridor Program)	5.00	9/1/22	5,000,000	5,892,750
Washington, Federal Highway Grant Anticipation Revenue (State Road 520 Corridor Program)	5.00	9/1/23	5,000,000	6,007,950
Washington, GO (Motor Vehicle Fuel Tax)	5.00	2/1/23	5,315,000	6,364,606
Washington Health Care Facilities Authority, Revenue (Providence Health and Services)	5.00	10/1/21	5,550,000	6,350,865
Washington Health Care Facilities Authority, Revenue, Refunding (Virginia Mason Medical Center)	5.00	8/15/25	1,700,000	2,018,767
Washington Health Care Facilities Authority, Revenue, Refunding (Virginia Mason Medical Center)	5.00	8/15/26	2,000,000	2,384,000
Washington Health Care Facilities Authority, Revenue, Refunding (Virginia Mason Medical Center)	5.00	8/15/27	2,175,000	2,594,035
				82,009,522
West Virginia - 1.1%
West Virginia Economic Development Authority, LR (Correctional, Juvenile and Public Safety Facilities)	5.00	6/1/28	10,000,000	11,648,700
West Virginia Economic Development Authority, LR (Correctional, Juvenile and Public Safety Facilities)	5.00	6/1/29	10,000,000	11,638,700
				23,287,400
Wisconsin - 1.0%
Wisconsin Health and Educational Facilities Authority, Revenue (Ascension Senior Credit Group)	4.00	11/15/34	10,000,000	10,494,600
Wisconsin Transportation, Revenue	5.00	7/1/36	1,800,000	2,123,100

36

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Wisconsin - 1.0% (continued)
Wisconsin Transportation, Revenue	5.00	7/1/37	1,600,000		1,883,856
WPPI Energy, Power Supply System Revenue	5.00	7/1/29	1,000,000		1,161,920
WPPI Energy, Power Supply System Revenue	5.00	7/1/30	1,000,000		1,155,780
WPPI Energy, Power Supply System Revenue	5.00	7/1/31	1,000,000		1,151,360
WPPI Energy, Power Supply System Revenue	5.00	7/1/32	500,000		573,995
WPPI Energy, Power Supply System Revenue	5.00	7/1/33	2,000,000		2,286,560
				20,831,171
U.S. Related - .5%
A.B. Won International Airport Authority of Guam, General Revenue (Insured; Assured Guaranty Municipal Corp.)	5.50	10/1/33	1,000,000		1,177,570
Guam, LOR (Section 30)	5.00	12/1/28	2,000,000		2,331,000
Guam, LOR (Section 30)	5.00	12/1/29	2,000,000		2,313,180
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/18	5,000,000	[d]	2,950,000
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	6.75	8/1/32	5,000,000	[d]	1,267,500
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	2,500,000	[f]	492,150
				10,531,400
Total Long-Term Municipal Investments (cost $2,030,703,769)			2,117,963,954

Short-Term Municipal Investments - .1%
New York - .0%
New York State Housing Finance Agency, Housing Revenue (160 Madison Avenue) (LOC; U.S. Bank NA)	0.85	9/1/17	1,100,000	[g,h]	1,100,000
Tennessee - .1%
Montgomery County Public Building Authority, Pooled Financing Revenue (Tennessee County Loan Pool) (LOC; Bank of America)	0.90	9/1/17	1,900,000	[g,h]	1,900,000
Total Short-Term Municipal Investments (cost $3,000,000)			3,000,000
Total Investments (cost $2,033,703,769)			98.8%	2,120,963,954
Cash and Receivables (Net)			1.2%	24,911,724
Net Assets			100.0%	2,145,875,678

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b Security issued with a zero coupon. Income is recognized through the accretion of discount.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Non-income producing—security in default.

e Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, these securities were valued at $12,571,425 or .59% of net assets.

f Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

g Variable rate demand note—rate shown is the interest rate in effect at August 31, 2017. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

h The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

37

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	19.7
State/Territory	16.0
Education	10.1
Special Tax	9.2
Utility-Water and Sewer	6.5
Health Care	6.4
Prerefunded	5.0
Lease	4.5
County	3.5
City	3.3
Utility-Electric	3.1
Housing	1.9
Industrial	1.0
Pollution Control	.0
Other	8.6
98.8

† Based on net assets.

See notes to financial statements.

38

BNY Mellon National Short-Term Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.7%
Alabama - .4%
Black Belt Energy Gas District, Gas Supply Revenue	4.00	6/1/21	3,500,000	3,801,770
Alaska - .3%
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/18	3,000,000	3,040,290
Arizona - 2.2%
Arizona, COP	5.00	10/1/19	7,000,000	7,569,730
Coconino County Pollution Control, Revenue (Nevada Power Company)	1.60	5/21/20	1,100,000	1,106,468
Maricopa County, COP (Lease Purchase Agreement)	5.00	7/1/18	5,000,000	5,175,700
Maricopa County Pollution Control Corporation, PCR (Arizona Public Service Company Palo Verde Project)	1.75	5/30/18	5,000,000	5,026,000
Phoenix Union High School District Number 210, GO (School Improvement Bonds)	5.00	7/1/20	1,000,000	1,112,940
				19,990,838
Arkansas - .6%
Arkansas, GO	5.00	4/1/20	5,000,000	5,524,300
California - 8.9%
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue	1.50	4/2/18	8,160,000	8,165,059
Bay Area Toll Authority, Toll Bridge Revenue, Refunding (San Francisco Bay Area Subordinate Toll Bridge)	1.38	4/1/53	6,750,000	6,779,092
California, GO	5.00	8/1/20	8,000,000	8,926,080
California Health Facilities Financing Authority, Revenue (Providence Saint Joseph Health)	1.25	10/1/20	5,000,000	5,014,300
California Municipal Finance Authority, Revenue (Community Medical Centers)	5.00	2/1/18	500,000	508,235
California Municipal Finance Authority, Revenue (Community Medical Centers)	5.00	2/1/19	1,000,000	1,053,550
California Pollution Control Finance Authority, SWDR (USA Waste Services, Inc. Project)	1.50	6/1/18	1,500,000	1,504,410
California State University Trustees, Systemwide Revenue	3.00	11/1/19	1,690,000	1,749,894
Chula Vista, IDR (San Diego Gas and Electric Company)	1.65	7/1/18	20,130,000	20,145,299
Escondido Union School District, GO	4.00	8/1/18	1,000,000	1,030,130
Escondido Union School District, GO	4.00	8/1/20	1,250,000	1,363,063
Golden State Tobacco Securitization Corporation, Revenue	5.00	6/1/19	7,000,000	7,505,330
Golden State Tobacco Securitization Corporation, Revenue	5.00	6/1/20	3,000,000	3,321,060
Simi Valley Unified School District, GO	5.00	8/1/19	1,000,000	1,080,620
Simi Valley Unified School District, GO	5.00	8/1/20	1,000,000	1,119,190
Simi Valley Unified School District, GO	5.00	8/1/21	1,000,000	1,155,060
South Monterey County Joint Union High School District, GO	5.00	8/1/19	1,665,000	1,796,069
Successor Agency to the Redevelopment Agency of the City of Pittsburg, Subordinate Tax Allocation Revenue (Los Medanos Community Development Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/18	2,750,000	2,865,170
Sulphur Springs Union School District, GO, BAN (Escrowed to Maturity)	0.00	7/1/19	5,000,000	[a] 4,916,550
				79,998,161

39

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.7% (continued)
Colorado - 2.0%
Colorado Educational and Cultural Facilities Authority, Revenue (Johnson and Wales University Project)	5.00	4/1/20	1,300,000	1,420,926
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	1.88	11/6/19	5,000,000	5,029,200
Denver Urban Renewal Authority, Stapleton Senior Tax Increment Revenue	5.00	12/1/17	4,005,000	4,045,170
Regional Transportation District of Colorado, COP (Lease Purchase Agreement)	5.00	6/1/18	5,000,000	5,153,850
University of Colorado Hospital Authority, Revenue	4.00	3/1/20	2,000,000	2,114,980
				17,764,126
Connecticut - 4.1%
Bridgeport, GO	4.00	8/15/18	2,000,000	2,053,180
Connecticut, GO, MUNIPSA + .75%	1.54	6/15/18	11,495,000	[b] 11,504,541
Connecticut Health and Educational Facilities Authority, Revenue (Yale University Issue)	1.38	7/11/18	7,500,000	7,535,475
Connecticut Health and Educational Facilities Authority, Revenue (Yale University Issue)	1.20	2/1/19	5,000,000	5,020,250
Connecticut Health and Educational Facilities Authority, Revenue (Yale University)	5.00	7/1/20	10,000,000	11,108,600
				37,222,046
Delaware - .4%
Delaware, GO	5.00	3/1/20	3,650,000	4,022,337
Florida - 5.0%
Citizens Property Insurance Corporation, Personal Lines Account/Commercial Lines Account Senior Secured Revenue	5.00	6/1/19	3,685,000	3,946,340
Citizens Property Insurance Corporation, Personal Lines Account/Commercial Lines Account Senior Secured Revenue	5.00	6/1/20	3,000,000	3,321,630
Miami-Dade County, Aviation Revenue	5.00	10/1/18	3,700,000	3,858,841
Miami-Dade County, Water and Sewer System Revenue	5.00	10/1/20	4,000,000	4,477,440
Miami-Dade County Industrial Development Authority, Revenue (Waste Management Inc. of Florida Project)	1.45	8/1/18	5,000,000	5,004,200
Miami-Dade County School Board, COP (Master Lease Purchase Agreement with Miami-Dade County School Board Foundation, Inc.)	5.00	5/1/18	5,000,000	5,136,600
Orange County Health Facilities Authority, HR (Orlando Health, Inc.)	5.25	10/1/20	5,000,000	5,436,450
Orlando Utilities Commission, Utility System Revenue	5.00	10/1/20	2,000,000	2,232,900
Orlando-Orange County Expressway Authority, Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/21	5,000,000	5,576,650
Palm Beach County Health Facilities Authority, Retirement Communities Revenue (Adult Communities Total Services, Inc. Retirement - Life Communities, Inc. Obligated Group)	4.00	11/15/19	2,000,000	2,111,500
Palm Beach County Health Facilities Authority, Retirement Communities Revenue (Adult Communities Total Services, Inc. Retirement - Life Communities, Inc. Obligated Group)	4.00	11/15/20	2,000,000	2,153,760
Putnam County Development Authority, PCR (Seminole Electric Cooperative, Inc. Project) (Insured; AMBAC)	5.35	5/1/18	2,250,000	2,312,843
				45,569,154
Georgia - 2.3%
Atlanta, Airport General Revenue	5.00	1/1/18	1,000,000	1,013,600
Burke County Development Authority, PCR (Georgia Power Company Plant Vogtle Project)	2.35	12/11/20	5,000,000	5,084,400
Georgia Municipal Association, Inc., Installment Sale Program, COP (City Court of Atlanta Project)	5.00	12/1/19	2,270,000	2,463,881

40

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.7% (continued)
Georgia - 2.3% (continued)
Monroe County Development Authority, PCR (Gulf Power Company Plant Scherer Project)	2.00	6/21/18	7,000,000		7,049,350
Muscogee County School District, GO (LOC; State Aid Withholding)	4.00	10/1/19	2,000,000		2,126,580
Richmond County Board of Education, GO Sales Tax Bonds	5.00	10/1/20	3,000,000		3,366,840
				21,104,651
Illinois - 5.7%
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/18	6,000,000		6,082,200
Chicago, GO (Emergency Telephone System) (Insured; National Public Finance Guarantee Corporation)	5.25	1/1/18	7,540,000		7,629,651
Chicago, Second Lien Water Revenue	5.00	11/1/19	3,250,000		3,503,825
Chicago Board of Education, Unlimited Tax GO (Dedicated Alternate Revenues), MUNIPSA + 4.00%	9.00	3/1/32	2,200,000	[b]	2,221,560
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues)	5.00	12/1/17	1,455,000		1,457,764
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues)	4.25	12/1/18	3,115,000		3,117,461
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues) (Escrowed to Maturity)	5.00	12/1/17	890,000		899,309
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues) (Escrowed to Maturity)	4.25	12/1/18	1,905,000		1,983,276
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues) (Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.00	12/1/17	1,455,000	[c]	1,470,219
Illinois, GO	4.00	7/1/18	5,000,000		5,091,300
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/18	1,960,000		1,976,111
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/19	10,000,000		10,412,700
Illinois Development Finance Authority, Revenue (Saint Vincent de Paul Center Project)	1.88	3/1/19	3,500,000		3,535,210
Illinois Toll Highway Authority, Toll Highway Senior Revenue	5.00	12/1/18	2,000,000		2,101,840
				51,482,426
Indiana - 2.1%
Indiana Finance Authority, EIR (Southern Indiana Gas and Electric Company Project)	1.95	9/14/17	2,500,000		2,501,000
Indiana Health Facility Financing Authority, Revenue (Ascension Health Subordinate Credit Group)	2.80	8/1/19	1,720,000		1,771,806
Whiting, Environmental Facilities Revenue (BP Products North America Inc. Project)	1.85	10/1/19	10,000,000		10,082,700
Whiting, Environmental Facilities Revenue (BP Products North America Inc. Project), MUNIPSA + .75%	1.54	12/1/44	5,000,000	[b]	4,999,600
				19,355,106
Kentucky - 1.5%
Kentucky, Property & Buildings Commission Revenue, Refunding	5.00	5/1/20	2,000,000		2,192,760
Kentucky Property and Buildings Commission, Revenue (Project Number 112)	5.00	11/1/20	10,000,000		11,127,500
				13,320,260
Louisiana - 1.7%
East Baton Rouge Sewerage Commission, Revenue, 1 Month LIBOR + .5%	1.36	2/1/46	7,055,000	[b]	7,043,783
Louisiana Citizens Property Insurance Corporation, Assessment Revenue	5.00	6/1/18	5,000,000		5,150,850

41

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.7% (continued)
Louisiana - 1.7% (continued)
Louisiana Public Facilities Authority, Revenue (Hurricane Recovery Program)	5.00	6/1/20	2,800,000	3,082,912
				15,277,545
Maryland - .6%
University System of Maryland, Revolving Loan Program Bonds	1.25	6/1/18	5,000,000	5,017,100
Massachusetts - .9%
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue J)	4.00	7/1/18	2,780,000	2,845,247
Massachusetts Educational Financing Authority, Revenue (Refunding)	4.00	7/1/20	375,000	400,796
Massachusetts Educational Financing Authority, Revenue (Refunding)	4.00	7/1/21	1,000,000	1,088,480
Massachusetts Health and Educational Facilities Authority, Revenue (University of Massachusetts Issue)	1.15	4/1/19	4,000,000	4,012,120
				8,346,643
Michigan - 3.7%
Michigan, Grant Anticipation Bonds	5.00	3/15/20	3,700,000	4,069,482
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/20	2,250,000	2,523,195
Michigan Finance Authority, Hospital Project Revenue (Ascension Senior Credit Group)	1.10	8/15/19	3,000,000	3,001,320
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Regional Convention Facility Authority Local Project Bonds)	4.00	10/1/17	1,155,000	1,158,107
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Regional Convention Facility Authority Local Project Bonds)	5.00	10/1/18	2,280,000	2,376,991
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	1,500,000	1,548,885
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Water Supply System Revenue Senior Lien Local Project Bonds) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	1,000,000	1,032,590
Michigan Finance Authority, Unemployment Obligation Assessment Revenue	5.00	1/1/20	5,525,000	5,949,596
Michigan Finance Authority, Unemployment Obligation Assessment Revenue	5.00	7/1/21	10,000,000	10,357,000
Michigan Strategic Fund, LOR (The Detroit Edison Company Pollution Control Bonds Project)	1.45	9/1/21	1,000,000	993,430
				33,010,596
Mississippi - .7%
Mississippi, GO, 1 Month LIBOR + .33%	1.16	9/1/27	6,000,000	[b] 6,003,180
Missouri - .4%
Missouri State Environmental Improvement and Energy Resources Authority, EIR (Kansas City Power and Light Company Project)	2.88	7/2/18	3,400,000	3,436,958
Nebraska - 1.7%
Central Plains Energy Project, Gas Supply Revenue (Liquidity Facility; Royal Bank of Canada)	5.00	12/1/19	14,625,000	15,797,047
Nevada - 1.7%
Clark County Nevada Airport System, Revenue	4.00	7/1/19	3,000,000	3,160,260
Clark County Nevada Airport System, Revenue	5.00	7/1/20	3,010,000	3,332,100
Clark County Pollution Control, Revenue (Nevada Power Company)	1.60	5/21/20	3,000,000	3,022,470
Washoe County, Gas Facilities Revenue (Sierra Pacific Power Company Projects)	1.50	6/3/19	5,500,000	5,485,370
				15,000,200

42

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.7% (continued)
New Hampshire - .1%
New Hampshire Business Finance Authority, SWDR (Waste Management, Inc. Project)	2.13	6/1/18	1,000,000		1,007,160
New Jersey - 4.1%
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/18	6,500,000		6,663,215
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/20	3,000,000		3,229,680
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	12/15/18	1,500,000		1,566,855
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	6/15/19	10,700,000		11,291,924
New Jersey Sports and Exposition Authority, State Contract Bonds	5.00	9/1/18	3,950,000		4,091,094
New Jersey Transportation Trust Fund Authority, (Transportation System) (Insured; XLCA)	5.00	12/15/17	2,500,000		2,529,600
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes	5.00	6/15/21	5,000,000		5,150,150
New Jersey Water Supply Authority, Manasquan Reservoir Water Supply System Revenue	5.00	8/1/19	2,670,000		2,877,619
				37,400,137
New York - 13.5%
Lancaster, BAN, GO	2.25	7/26/18	4,900,000		4,948,755
Long Island Power Authority, Electric System General Revenue, 1 Month LIBOR + .65%	1.51	5/1/33	10,000,000	[b]	10,012,900
Metropolitan Transportation Authority, Transportation Revenue	5.00	2/15/20	10,000,000		10,934,000
Monroe County Industrial Development Corporation, Revenue (University of Rochester Project)	5.00	7/1/20	1,000,000		1,112,940
Nassau County, GO (General Improvement)	5.00	4/1/19	10,000,000		10,643,100
New York City Housing Development Corp., Revenue	1.70	7/1/21	12,150,000		12,273,565
New York City Housing Development Corporation, MFHR (Sustainable Neighborhood Bonds)	1.38	5/1/20	5,000,000		5,010,800
New York City Industrial Development Agency, PILOT Revenue (Yankee Stadium Project) (Insured; National Public Finance Guarantee Corp.)	2.58	3/1/23	2,000,000		2,005,380
New York City Transitional Finance Authority Future Tax Secured Bonds, Revenue (Build America Bonds)	4.44	8/1/21	13,870,000		15,062,959
New York State Housing Finance Agency, Affordable Housing Revenue (Collateralized: FHLMC, FNMA and GNMA)	1.00	11/1/19	3,465,000		3,465,347
New York State Urban Development Corporation, Service Contract Revenue	5.00	1/1/21	5,005,000		5,475,270
North Syracuse Central School District, RAN	2.25	6/28/18	2,000,000		2,019,920
School District of the Corning Steuben, Schuyler and Chemung Counties, GO	2.00	6/21/18	7,500,000		7,567,125
Skaneateles Central School District, BAN	2.25	7/6/18	2,000,000		2,018,880
Tompkins County, BANS	2.25	2/21/18	3,949,000		3,971,509
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels), 67% of LIBOR + .58%	1.41	1/1/31	15,000,000	[b]	15,023,850
Triborough Bridge and Tunnel Authority, Subordinate Revenue (MTA Bridges and Tunnels) (Insured; Assured Guaranty Municipal Corp.), MUNIPSA + .44%	1.23	1/1/19	250,000	[b]	249,925
TSASC, Inc. of New York, Senior Tobacco Settlement Bonds	4.00	6/1/19	3,000,000		3,129,540
TSASC, Inc. of New York, Senior Tobacco Settlement Bonds	5.00	6/1/20	2,500,000		2,729,150
Yonkers, GO	4.00	8/1/18	3,130,000		3,217,327

43

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.7% (continued)
New York - 13.5% (continued)
Yonkers, GO	4.00	9/1/18	1,230,000	1,267,367
				122,139,609
North Carolina - .4%
North Carolina Medical Care Commission, Health Care Facilities Revenue (Wake Forest Baptist Obligated Group), LIBOR + .74%	1.53	12/1/33	2,300,000	[b] 2,300,874
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/20	890,000	991,487
				3,292,361
Ohio - .6%
Hamilton County, Sales Tax Revenue	4.00	12/1/20	1,280,000	1,400,960
Miami University (A State University of Ohio), General Receipts Revenue	5.00	9/1/19	4,015,000	4,338,328
				5,739,288
Oklahoma - .8%
Oklahoma County Independent School, GO	5.00	7/1/20	3,625,000	4,011,824
Oklahoma County Independent School District Number 12, GO Combined Purpose Bonds (Edmond School District)	2.00	8/1/19	3,020,000	3,080,732
				7,092,556
Pennsylvania - 10.5%
Delaware River Port Authority, Port District Project Revenue	5.00	1/1/18	1,080,000	1,092,528
Lehigh County Industrial Development Authority, Revenue, Refunding (PPL Electric Utilities)	1.80	8/15/22	7,000,000	7,010,430
Lehigh County Industrial Development Authority, Revenue, Refunding (PPL Electric Utilities)	1.80	9/1/22	5,000,000	5,013,500
Norwin School District, GO (Insured; Assured Guaranty Municipal Corporation)	4.00	11/15/20	1,325,000	1,447,337
Pennsylvania, GO	5.00	8/15/19	4,995,000	5,387,807
Pennsylvania Economic Development Financing Authority, Private Activity Revenue (The Pennsylvania Rapid Bridge Replacement Project)	4.00	6/30/18	4,000,000	4,097,280
Pennsylvania Economic Development Financing Authority, Private Activity Revenue (The Pennsylvania Rapid Bridge Replacement Project)	5.00	6/30/19	2,500,000	2,668,875
Pennsylvania Economic Development Financing Authority, Private Activity Revenue (The Pennsylvania Rapid Bridge Replacement Project)	5.00	12/31/19	2,000,000	2,167,080
Pennsylvania Economic Development Financing Authority, Private Activity Revenue (The Pennsylvania Rapid Bridge Replacement Project)	5.00	6/30/20	2,000,000	2,191,700
Pennsylvania Economic Development Financing Authority, Revenue (Waste Management Inc. Project)	1.70	8/3/20	3,000,000	3,004,650
Pennsylvania Economic Development Financing Authority, SWDR (Waste Management, Inc. Project)	2.25	7/1/19	5,000,000	5,063,900
Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue	5.00	7/1/20	3,720,000	4,004,468
Pennsylvania Higher Educational Facilities Authority, Revenue	5.00	6/15/20	11,030,000	12,222,343
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue, MUNIPSA + .8%	1.59	12/1/45	5,000,000	[b] 4,999,750
Philadelphia, GO, Refunding	5.00	8/1/21	4,000,000	4,542,520
Philadelphia, Water and Wastewater Revenue	5.00	1/1/20	6,150,000	6,718,875
Philadelphia School District, GO	5.00	9/1/18	5,350,000	5,527,031
Pittsburgh, GO	5.00	9/1/18	7,000,000	7,286,510
Pittsburgh and Allegheny County Sports and Exhibition Authority, Regional Asset District Sales Tax Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/18	2,540,000	2,583,180

44

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.7% (continued)
Pennsylvania - 10.5% (continued)
State Public School Building Authority, Revenue (Albert Gallatin Area School District Project), 1 Month LIBOR + .8%	1.63	9/1/24	2,665,000	[b] 2,665,346
Woodland Hills School District, GO	5.00	9/1/17	5,010,000	5,010,000
				94,705,110
Rhode Island - .7%
Rhode Island Commerce Corporation, Grant Anticipation Bonds (Rhode Island Department of Transportation)	5.00	6/15/19	2,000,000	2,142,400
Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue (Lifespan Obligation Group Issue)	5.00	5/15/18	1,250,000	1,283,225
Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue (Lifespan Obligation Group Issue)	5.00	5/15/19	1,500,000	1,591,980
Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue (Lifespan Obligation Group Issue)	5.00	5/15/20	1,500,000	1,640,445
				6,658,050
South Carolina - 1.5%
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/18	5,000,000	5,243,150
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/19	7,500,000	8,126,250
				13,369,400
Tennessee - 1.2%
Memphis-Shelby County Airport Authority, Airport Revenue	5.38	7/1/18	3,175,000	3,289,141
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board, Revenue (Ascension Senior Credit Group)	1.55	11/3/20	7,500,000	7,564,950
				10,854,091
Texas - 13.1%
Alvin Independent School District, Unlimited Tax Schoolhouse Bonds (Permanent School Fund Guarantee Program)	3.00	8/14/19	4,000,000	4,140,760
Clear Creek Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	1.35	8/15/18	2,000,000	2,008,120
Corpus Christi, General Improvement Bonds	4.00	3/1/19	2,000,000	2,090,340
Corpus Christi Independent School District, GO (Insured; Texas Permanent School Fund Guarantee Program)	2.00	8/15/19	5,000,000	5,077,800
Cypress-Fairbanks Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	1.40	8/17/20	4,125,000	4,125,247
Dallas Independent School District, Limited Maintenance Tax Notes	1.50	8/15/18	4,050,000	4,066,402
Dallas Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/21	3,000,000	3,368,190
Denton Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	2.00	8/1/20	1,000,000	1,021,550
Eagle Mountain-Saginaw Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	2.00	8/1/19	9,925,000	10,097,993
Fort Bend Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	0.90	8/1/18	5,375,000	5,370,646
Harris County Cultural Education Facilities Finance Corporation, Medical Facilities Mortgage Revenue (Baylor College of Medicine)	5.00	11/15/18	1,550,000	1,626,291
Houston Convention and Entertainment Facilities Department, Hotel Occupancy Tax and Special Revenue	4.88	9/1/17	5,000,000	5,000,000
Houston Independent School District, GO (Insured; Texas Permanent School Fund Guarantee Program)	3.00	6/1/19	5,000,000	5,161,950

45

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.7% (continued)
Texas - 13.1% (continued)
Lamar Consolidated Independent School District, Unlimited Tax Schoolhouse Bonds (Permanent School Fund Guarantee Program)	1.05	8/15/18	9,300,000	9,307,440
Mansfield Independent School District, GO (Insured; Texas Permanent School Fund Guarantee Program)	2.50	8/1/21	3,500,000	3,657,570
Matagorda County, Revenue, Refunding (Central Power & Light)	1.75	9/1/20	5,000,000	5,005,800
New Hope Cultural Education Facilities Finance Corporation, Student Housing Construction Revenue (CHF - Collegiate Housing Commerce, L.L.C. - Texas A&M University - Commerce Project)	1.00	2/1/18	1,460,000	1,460,015
North Harris County Regional Water Authority, Senior Lien Revenue	5.00	12/15/19	1,150,000	1,252,270
Northside Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	1.35	6/1/18	9,185,000	9,201,257
Northside Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	2.00	6/1/21	5,000,000	5,123,650
Plano, Tax Notes	5.00	9/1/20	2,125,000	2,375,814
Round Rock Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	1.50	8/1/21	9,545,000	9,554,545
San Antonio Electric & Gas, Revenue, Refunding	2.00	12/1/21	5,000,000	5,097,200
San Antonio Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	2.00	8/1/18	2,770,000	2,796,260
Texas, GO	4.00	10/1/20	5,845,000	6,393,787
Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Senior Lien Revenue	5.25	12/15/18	3,325,000	3,505,016
				117,885,913
Virginia - 1.9%
Greater Richmond Convention Center Authority, Hotel Tax Revenue	5.00	6/15/18	1,750,000	1,806,875
Peninsula Ports Authority of Virginia, Coal Terminal Revenue (Dominion Terminal Associates Project - Dominion Energy Terminal Company Issue)	1.55	10/1/19	2,750,000	2,752,503
York County Economic Development Authority, PCR (Virginia Electric and Power Company Project)	1.88	5/16/19	12,075,000	12,220,021
				16,779,399
Washington - 2.7%
Port of Seattle, Intermediate Lien Revenue	5.00	2/1/19	5,875,000	6,209,229
Port of Seattle, Passenger Facility Charge Revenue	5.00	12/1/21	5,000,000	5,622,200
Seattle, Municipal Light and Power Revenue, MUNIPSA + .68%	1.47	5/1/45	7,500,000	[b] 7,499,925
Washington, COP (State and Local Agency Personal Property)	4.00	7/1/20	1,000,000	1,081,540
Washington, COP (State and Local Agency Real and Personal Property)	5.00	7/1/20	3,345,000	3,710,876
				24,123,770
West Virginia - .3%
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue (Appalachian Power Company - Amos Project)	1.70	9/1/20	2,500,000	2,494,175
Wisconsin - 1.3%
La Crosse County, GO, BAN	1.00	10/15/17	6,200,000	6,200,558
Muskego, GO Promissory Notes	2.25	9/1/18	1,500,000	1,501,635
Wisconsin, COP (Master Lease Certificates)	4.00	3/1/19	2,340,000	2,442,492

46

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.7% (continued)
Wisconsin - 1.3% (continued)
Wisconsin Health and Educational Facilities Authority, Revenue (Ascension Health Alliance Senior Credit Group)	4.00	3/1/18	1,500,000	1,523,685
				11,668,370
U.S. Related - .1%
Puerto Rico Highways and Transportation Authority, Transportation Revenue	5.00	10/27/17	2,885,000	[d] 692,400
Total Long-Term Municipal Investments (cost $898,218,365)			899,986,523

Short-Term Municipal Investments - .6%
Nebraska - .0%
Douglas County Hospital Authority Number 2, Health Facilities Revenue, Refunding (Children's Hospital Obligated Group) (LOC; U.S. Bank NA)	0.85	9/1/17	100,000	[e,f] 100,000
New York - .6%
New York City, GO (LOC; Mizuho Bank, Ltd.)	0.86	9/1/17	1,700,000	[e,f] 1,700,000
New York State Housing Finance Agency, Housing Revenue (160 Madison Avenue) (LOC; U.S. Bank NA)	0.85	9/1/17	4,000,000	[e,f] 4,000,000
				5,700,000
Total Short-Term Municipal Investments (cost $5,800,000)			5,800,000
Total Investments (cost $904,018,365)			100.3%	905,786,523
Liabilities, Less Cash and Receivables			(0.3%)	(3,023,458)
Net Assets			100.0%	902,763,065

a Security issued with a zero coupon. Income is recognized through the accretion of discount.

b Variable rate security—rate shown is the interest rate in effect at period end.

c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d Non-income producing—security in default.

e Variable rate demand note—rate shown is the interest rate in effect at August 31, 2017. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

f The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

Portfolio Summary (Unaudited) †	Value (%)
Education	17.1
Transportation Services	11.2
Utility-Electric	10.0
City	8.7
State/Territory	7.2
Health Care	4.9
Special Tax	4.7
Utility-Water and Sewer	4.3
Lease	3.7
Housing	3.4
County	3.2
Industrial	3.0
Resource Recovery	2.3
Pollution Control	.9
Prerefunded	.5
Other	15.2
100.3

† Based on net assets.

See notes to financial statements.

47

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.6%
Florida - .8%
Lake County School Board, COP (Master Lease Purchase Agreement)	5.00	6/1/27	1,620,000	1,858,156
Illinois - 1.9%
Chicago, GO	5.00	1/1/24	500,000	556,355
Chicago, GO (Neighborhoods Alive 21 Program)	5.25	1/1/22	1,285,000	1,417,548
Illinois, GO	5.25	2/1/29	2,000,000	2,186,320
				4,160,223
Michigan - 1.0%
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/33	1,850,000	2,077,032
New Jersey - 3.3%
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	3/1/27	2,000,000	2,165,960
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; AMBAC)	5.25	12/15/20	1,250,000	1,371,563
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	12/15/21	2,000,000	2,256,380
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes	5.00	6/15/24	1,250,000	1,283,550
				7,077,453
New York - 1.9%
Metropolitan Transportation Authority Hudson Rail Yards Trust, Obligations Revenue	5.00	11/15/46	1,550,000	1,660,623
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	1,750,000	[a] 1,906,625
TSASC, Inc. of New York, Senior Tobacco Settlement Bonds	5.00	6/1/22	450,000	513,720
				4,080,968
Pennsylvania - 86.8%
Allegheny County Higher Education Building Authority, Revenue (Duquesne University)	5.00	3/1/26	750,000	909,758
Allegheny County Port Authority, Special Transportation Revenue	5.25	3/1/24	2,000,000	2,282,020
Beaver County Hospital Authority, Revenue (Heritage Valley Health System, Inc.)	5.00	5/15/23	1,345,000	1,517,254
Beaver County Hospital Authority, Revenue (Heritage Valley Health System, Inc.)	5.00	5/15/25	1,250,000	1,394,563
Berks County Municipal Authority, Revenue (The Reading Hospital and Medical Center Project)	5.00	11/1/19	2,000,000	2,168,760
Boyertown Area School District, GO	5.00	10/1/34	1,060,000	1,219,223
Boyertown Area School District, GO	5.00	10/1/35	1,425,000	1,636,256
Canonsburg-Houston Joint Authority, Sewer Revenue	5.00	12/1/23	1,260,000	1,496,540
Chester County Health and Education Facilities Authority, Health System Revenue (Main Line Health System)	4.00	10/1/36	1,000,000	1,063,140
Dallastown Area School District York County, GO	5.00	4/15/31	1,400,000	1,653,204
Dallastown Area School District York County, GO	5.00	4/15/32	1,000,000	1,176,290
Dauphin County General Authority, Health System Revenue (Pinnacle Health Systems Project)	5.00	6/1/29	1,000,000	1,175,660
Delaware County Authority, Revenue (Villanova University)	5.00	8/1/30	1,000,000	1,169,990
Easton Area School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.50	4/1/23	2,260,000	2,322,082
Erie County, GO (Insured; National Public Finance Guarantee Corp.)	5.50	9/1/22	1,640,000	1,965,360
Fox Chapel Area School District, GO	5.00	8/1/34	3,190,000	3,652,454

48

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.6% (continued)
Pennsylvania - 86.8% (continued)
Geisinger Authority, Health Systems Revenue (General Health System)	5.00	2/15/34	1,000,000		1,178,910
Lancaster County Hospital Authority, Health System Revenue (University of Pennsylvania Health System)	5.00	8/15/31	1,250,000		1,485,000
Lancaster County Solid Waste Management Authority, Guaranteed Authority Bonds (Dauphin County Guaranty)	5.00	12/15/33	1,895,000		2,190,525
Lower Paxton Township, GO	5.00	4/1/42	1,000,000		1,130,770
Monroeville Finance Authority, Revenue (University of Pittsburgh Medical Center)	5.00	2/15/25	1,000,000		1,233,420
Montgomery County, GO (Prerefunded)	5.00	12/15/19	100,000	[b]	109,253
Montgomery County Industrial Development Authority, FHA Insured Mortgage Revenue (New Regional Medical Center Project) (Prerefunded)	5.50	8/1/20	995,000	[b]	1,124,867
Montgomery County Industrial Development Authority, Health System Revenue (Albert Einstein Healthcare Network Issue)	5.00	1/15/20	1,000,000		1,072,910
Montgomery County Industrial Development Authority, Retirement Community Revenue (Adult Communities Total Services, Inc. Retirement - Life Communities, Inc. Obligated Group)	5.00	11/15/36	1,000,000		1,135,670
Northampton County General Purpose Authority, Revenue (Lafayette College)	4.00	11/1/34	1,000,000		1,087,040
Northhampton County General Purpose Authority, College Revenue (Lafayette College)	5.00	11/1/43	3,500,000		4,034,835
Pennsylvania, GO	5.00	7/1/20	5,000,000		5,538,000
Pennsylvania, GO	5.00	9/15/23	1,000,000		1,192,310
Pennsylvania, GO	5.00	3/15/28	2,200,000		2,611,620
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/22	3,060,000		3,589,686
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue (Amtrak Project)	5.00	11/1/26	1,000,000		1,139,590
Pennsylvania Economic Development Financing Authority, Governmental LR (Forum Place Project)	5.00	3/1/25	1,000,000		1,143,650
Pennsylvania Economic Development Financing Authority, Revenue (University of Pittsburgh Medical Center)	5.00	2/1/26	2,455,000		2,944,257
Pennsylvania Economic Development Financing Authority, SWDR (Waste Management, Inc. Project)	2.25	7/1/19	5,000,000		5,063,900
Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue	5.00	7/1/20	1,500,000		1,614,705
Pennsylvania Higher Educational Facilities Authority, Health System Revenue (University of Pennsylvania Health System)	5.00	8/15/24	1,310,000		1,592,135
Pennsylvania Higher Educational Facilities Authority, Health System Revenue (University of Pennsylvania)	5.00	8/15/40	2,000,000		2,291,860
Pennsylvania Higher Educational Facilities Authority, Revenue (Drexel University)	5.00	5/1/31	775,000		909,277
Pennsylvania Higher Educational Facilities Authority, Revenue (Saint Joseph's University)	5.00	11/1/25	2,010,000		2,243,823
Pennsylvania Higher Educational Facilities Authority, Revenue (State System of Higher Education)	5.00	6/15/22	1,500,000		1,743,210
Pennsylvania Higher Educational Facilities Authority, Revenue (State System of Higher Education)	5.25	6/15/24	5,000,000		5,748,850
Pennsylvania Higher Educational Facilities Authority, Revenue (State System of Higher Education)	5.00	6/15/26	1,000,000		1,104,450
Pennsylvania Higher Educational Facilities Authority, Revenue (State System of Higher Education)	5.00	6/15/30	1,875,000		2,124,619
Pennsylvania Higher Educational Facilities Authority, Revenue (Temple University)	5.00	4/1/26	1,000,000		1,145,030
Pennsylvania Higher Educational Facilities Authority, Revenue (The Trustees of the University of Pennsylvania)	5.00	8/15/32	2,240,000		2,719,472
Pennsylvania Higher Educational Facilities Authority, Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/18	1,485,000		1,546,479
Pennsylvania Industrial Development Authority, EDR	5.00	7/1/21	5,000,000		5,689,500

49

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.6% (continued)
Pennsylvania - 86.8% (continued)
Pennsylvania Infrastructure Investment Authority, Revenue (PENNVEST/Commonwealth Funded Loan Pool Program)	5.00	5/15/22	2,155,000		2,534,560
Pennsylvania Intergovernmental Cooperation Authority, Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/21	1,000,000		1,112,490
Pennsylvania Intergovernmental Cooperation Authority, Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/22	3,395,000		3,771,845
Pennsylvania State University, Revenue	5.00	9/1/33	1,010,000		1,209,677
Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue	5.00	12/1/32	1,190,000		1,371,535
Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue	5.00	12/1/38	2,415,000		2,753,607
Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Revenue	5.00	12/1/30	1,325,000		1,597,499
Pennsylvania Turnpike Commission, Registration Fee Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/25	2,500,000		3,110,800
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/40	2,000,000		2,184,400
Pennsylvania Turnpike Commission, Turnpike Revenue, Refunding (Insured; Assured Guaranty Municipal Corporation)	5.00	6/1/34	1,000,000		1,172,560
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.25	12/1/35	2,280,000		2,634,312
Perkiomen Valley School District, GO	4.00	3/1/28	3,345,000		3,675,586
Philadelphia, Airport Revenue	5.00	6/15/20	1,750,000		1,930,110
Philadelphia, GO	5.00	8/1/29	1,000,000		1,188,300
Philadelphia, GO	5.00	8/1/29	1,000,000		1,188,300
Philadelphia, GO (Insured; Assured Guaranty Municipal Corporation)	5.00	8/1/30	1,275,000		1,534,870
Philadelphia, Water & Wastewater Revenue, Refunding	5.00	11/1/27	355,000		412,634
Philadelphia, Water & Wastewater Revenue, Refunding (Prerefunded)	5.00	11/1/22	2,485,000	[b]	2,956,404
Philadelphia, Water and Waster Water Revenue	5.00	10/1/33	1,250,000		1,496,175
Philadelphia, Water and Wastewater Revenue	5.00	7/1/31	2,000,000		2,333,500
Philadelphia, Water and Wastewater Revenue	5.00	1/1/36	2,830,000		3,123,584
Philadelphia Authority for Industrial Development, Revenue (Temple University)	5.00	4/1/25	2,500,000		3,038,075
Philadelphia Authority for Industrial Development, Revenue (Temple University)	5.00	4/1/31	2,000,000		2,334,380
Philadelphia Authority for Industrial Development, Revenue (Thomas Jefferson University)	5.00	9/1/35	2,000,000		2,317,760
Philadelphia Authority for Industrial Development Hospital, Revenue (The Children's Hospital of Philadelphia Project)	4.00	7/1/35	2,000,000		2,144,480
Philadelphia School District, GO	5.00	9/1/20	1,805,000		1,957,685
Pittsburgh, GO	5.00	9/1/25	2,000,000		2,333,180
Pittsburgh, GO	5.00	9/1/26	5,000,000		5,820,700
Pittsburgh, GO	5.00	9/1/36	700,000		822,829
Pittsburgh Water and Sewer Authority, Water and Sewer System First Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/25	2,580,000		3,059,906
Saint Mary Hospital Authority, Health System Revenue	5.00	11/15/40	915,000		992,958
Saint Mary Hospital Authority, Health System Revenue (Catholic Health East Issue)	5.25	11/15/23	2,000,000		2,228,300

50

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.6% (continued)
Pennsylvania - 86.8% (continued)
Southcentral Pennsylvania General Authority, Revenue (WellSpan Health Obligation Group)	5.00	6/1/27	2,085,000	2,449,646
Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds (Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds)	5.00	6/1/23	2,000,000	2,272,300
State Public School Building Authority, School Lease Revenue (The School District of Philadelphia Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/24	2,000,000	2,357,900
State Public School Building Authority, School Lease Revenue (The School District of Philadelphia Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/31	2,490,000	2,733,024
Upper Merion Area School District, GO	5.00	1/15/34	620,000	724,656
Upper Merion Area School District, GO	5.00	1/15/35	650,000	757,816
Upper Merion Area School District, GO	5.00	1/15/37	400,000	464,596
West Mifflin Area School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/26	1,000,000	1,177,460
West View Borough Municipal Authority, Water Revenue	5.00	11/15/32	3,000,000	3,572,220
Westmoreland County Municipal Authority, Municipal Service Revenue (Insured; Build America Mutual Assurance Company)	5.00	8/15/27	1,500,000	1,795,050
Westmoreland County Municipal Authority, Municipal Service Revenue (Insured; Build America Mutual Assurance Company)	5.00	8/15/28	1,000,000	1,186,990
				186,116,836
U.S. Related - 2.9%
Guam, Business Privilege Tax Revenue	5.00	1/1/24	1,500,000	1,660,860
Guam, LOR (Section 30) (Prerefunded)	5.63	12/1/19	1,000,000	[b] 1,104,950
Puerto Rico Commonwealth, Public Improvement GO (Insured; AMBAC)	5.50	7/1/19	3,000,000	3,100,620
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/21	3,500,000	[c] 225,330
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000	[d] 98,430
				6,190,190
Total Long-Term Municipal Investments (cost $204,698,047)			211,560,858

Short-Term Municipal Investments - .4%
New York - .4%
New York City, GO (LOC; Mizuho Bank Ltd.) (cost $900,000)	0.86	9/1/17	900,000	[e,f] 900,000
Total Investments (cost $205,598,047)			99.0%	212,460,858
Cash and Receivables (Net)			1.0%	2,039,166
Net Assets			100.0%	214,500,024

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, these securities were valued at $1,906,625 or .89% of net assets.

b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c Non-income producing—security in default.

d Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

e Variable rate demand note—rate shown is the interest rate in effect at August 31, 2017. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

f The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

51

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Education	22.9
Health Care	12.5
Transportation Services	11.8
City	9.2
Utility-Water and Sewer	9.1
State/Territory	7.6
Lease	3.8
Industrial	3.5
County	3.3
Special Tax	3.1
Prerefunded	2.5
Resource Recovery	2.4
Other	7.3
99.0

† Based on net assets.

See notes to financial statements.

52

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.2%
Illinois - .7%
Chicago, GO	5.00	1/1/23	1,970,000		2,176,062
Massachusetts - 90.8%
Mansfield, GO	4.00	5/15/29	815,000		918,081
Mansfield, GO	4.00	5/15/30	845,000		945,986
Barnstable, GO	4.00	9/15/21	580,000		648,933
Berkshire Wind Power Cooperative Corporation, Wind Project Revenue	5.25	7/1/23	750,000		822,593
Boston Water and Sewer Commission, General Revenue	5.00	11/1/28	500,000		602,585
Boston Water and Sewer Commission, General Revenue	5.00	11/1/29	1,000,000		1,201,370
Boston Water and Sewer Commission, General Revenue	5.00	11/1/30	1,000,000		1,198,760
Boston Water and Sewer Commission, General Revenue	5.00	11/1/31	600,000		717,768
Brookline, GO	5.00	3/15/25	1,360,000		1,693,921
Canton, GO (Municipal Purpose Loan)	5.00	3/15/21	1,250,000		1,423,875
Dedham, GO (Municipal Purpose Loan)	4.00	6/15/26	555,000		645,154
Dedham, GO (Municipal Purpose Loan)	4.00	6/15/29	495,000		559,513
Dedham, GO (Municipal Purpose Loan)	4.00	6/15/30	495,000		556,459
Groton-Dunstable Regional School District, GO	5.00	9/1/20	725,000		809,883
Massachusetts, Commonwealth Transportation Fund Revenue (Rail Enhancement and Accelerated Bridge Programs)	4.00	6/1/46	2,500,000		2,645,600
Massachusetts, Federal Highway GAN (Accelerated Bridge Program)	5.00	6/15/25	5,060,000		6,184,737
Massachusetts, Federal Highway GAN (Accelerated Bridge Program)	5.00	6/15/27	2,000,000		2,419,900
Massachusetts, GO	5.00	2/1/33	2,000,000		2,419,040
Massachusetts, GO	5.00	4/1/37	3,015,000		3,611,126
Massachusetts, GO	4.50	12/1/43	5,000,000		5,453,400
Massachusetts, GO (Consolidated Loan)	5.00	3/1/31	2,250,000		2,671,582
Massachusetts, GO (Consolidated Loan) (Prerefunded)	5.00	8/1/21	920,000	[a]	1,060,153
Massachusetts, GO (Consolidated Loan) (Prerefunded)	5.00	8/1/21	5,000,000	[a]	5,761,700
Massachusetts, GO (Consolidated Loan) (Prerefunded)	5.00	7/1/22	2,500,000	[a]	2,953,200
Massachusetts, GO, LIBOR + .46%	1.34	11/1/18	2,500,000	[b]	2,501,100
Massachusetts, Transportation Fund Revenue (Accelerated Bridge Program)	5.00	6/1/21	2,100,000		2,407,398
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.25	7/1/21	3,085,000		3,573,047
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.25	7/1/21	2,000,000		2,316,400
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.25	7/1/22	2,430,000		2,898,358
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	0.00	7/1/32	2,500,000	[c]	1,560,800
Massachusetts Clean Energy Cooperative Corporation, Clean Energy Cooperative Revenue (A Massachusetts Municipal Lighting Plant Cooperative)	5.00	7/1/28	1,250,000		1,461,850

53

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Massachusetts - 90.8% (continued)
Massachusetts Clean Water Trust, Revenue	5.00	2/1/35	990,000	1,166,111
Massachusetts College Building Authority, Project Revenue	5.00	5/1/27	3,000,000	3,572,520
Massachusetts Department of Transportation, Metropolitan Highway System Senior Revenue	5.00	1/1/32	1,530,000	1,660,769
Massachusetts Department of Transportation, Metropolitan Highway System Subordinated Revenue (Commonwealth Contract Assistance Secured)	5.00	1/1/35	3,045,000	3,310,402
Massachusetts Development Finance Agency, Revenue (Babson College Issue)	5.00	10/1/25	545,000	665,325
Massachusetts Development Finance Agency, Revenue (Baystate Medical Center Issue)	5.00	7/1/24	350,000	421,456
Massachusetts Development Finance Agency, Revenue (Bentley University Issue)	5.00	7/1/40	1,500,000	1,728,705
Massachusetts Development Finance Agency, Revenue (Berklee College of Music Issue)	5.00	10/1/29	1,000,000	1,201,780
Massachusetts Development Finance Agency, Revenue (Berklee College of Music Issue)	5.00	10/1/37	1,750,000	2,044,630
Massachusetts Development Finance Agency, Revenue (Berklee College of Music)	5.00	10/1/23	400,000	477,060
Massachusetts Development Finance Agency, Revenue (Boston Medical Center Issue)	5.00	7/1/23	765,000	892,373
Massachusetts Development Finance Agency, Revenue (Boston Medical Center Issue)	5.00	7/1/24	475,000	558,287
Massachusetts Development Finance Agency, Revenue (Boston Medical Center Issue)	5.00	7/1/25	500,000	591,155
Massachusetts Development Finance Agency, Revenue (Boston Medical Center Issue)	5.00	7/1/26	500,000	593,295
Massachusetts Development Finance Agency, Revenue (Boston Medical Center Issue) (Green Bonds)	5.00	7/1/44	2,000,000	2,198,140
Massachusetts Development Finance Agency, Revenue (Boston University Issue)	4.00	10/1/32	1,000,000	1,093,120
Massachusetts Development Finance Agency, Revenue (Boston University Issue)	5.00	10/1/46	2,000,000	2,312,480
Massachusetts Development Finance Agency, Revenue (CareGroup Issue)	5.00	7/1/22	1,000,000	1,167,420
Massachusetts Development Finance Agency, Revenue (CareGroup Issue)	5.00	7/1/24	1,000,000	1,204,160
Massachusetts Development Finance Agency, Revenue (CareGroup Issue)	5.00	7/1/26	1,000,000	1,228,180
Massachusetts Development Finance Agency, Revenue (CareGroup Issue)	5.00	7/1/29	1,000,000	1,192,230
Massachusetts Development Finance Agency, Revenue (CareGroup Issue)	5.00	7/1/30	1,000,000	1,184,410
Massachusetts Development Finance Agency, Revenue (Dana-Farber Cancer Institute Issue)	5.00	12/1/32	1,565,000	1,853,602
Massachusetts Development Finance Agency, Revenue (Dana-Farber Cancer Institute Issue)	5.00	12/1/33	1,500,000	1,764,555
Massachusetts Development Finance Agency, Revenue (Emerson College Issue)	5.00	1/1/19	2,000,000	2,099,380
Massachusetts Development Finance Agency, Revenue (Emerson College Issue)	5.00	1/1/22	565,000	645,868
Massachusetts Development Finance Agency, Revenue (Emerson College Issue)	5.00	1/1/23	400,000	467,244
Massachusetts Development Finance Agency, Revenue (Emerson College Issue)	5.00	1/1/25	1,000,000	1,197,620
Massachusetts Development Finance Agency, Revenue (Emmanuel College Issue)	5.00	10/1/30	1,000,000	1,173,810
Massachusetts Development Finance Agency, Revenue (Emmanuel College Issue) (Green Bonds)	4.00	10/1/46	1,000,000	1,016,760
Massachusetts Development Finance Agency, Revenue (Lahey Health System Obligated Group Issue)	5.00	8/15/27	1,000,000	1,113,660
Massachusetts Development Finance Agency, Revenue (Lahey Health System Obligated Group Issue)	5.00	8/15/28	1,000,000	1,110,210
Massachusetts Development Finance Agency, Revenue (Lesley University Issue)	5.00	7/1/28	1,550,000	1,854,032
Massachusetts Development Finance Agency, Revenue (Lesley University Issue)	5.00	7/1/31	1,000,000	1,175,350

54

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Massachusetts - 90.8% (continued)
Massachusetts Development Finance Agency, Revenue (MCPHS University Issue)	5.00	7/1/37	465,000	535,433
Massachusetts Development Finance Agency, Revenue (Olin College Issue)	5.00	11/1/38	5,000,000	5,737,800
Massachusetts Development Finance Agency, Revenue (Partners HealthCare System Issue)	5.00	7/1/25	1,825,000	2,081,485
Massachusetts Development Finance Agency, Revenue (Partners HealthCare System Issue)	4.00	7/1/32	2,000,000	2,152,520
Massachusetts Development Finance Agency, Revenue (SABIS International Charter School Issue)	5.00	4/15/33	3,410,000	3,720,890
Massachusetts Development Finance Agency, Revenue (SABIS International Charter School Issue)	5.00	4/15/40	1,230,000	1,326,826
Massachusetts Development Finance Agency, Revenue (Simmons College Issue)	5.25	10/1/24	465,000	552,025
Massachusetts Development Finance Agency, Revenue (Simmons College Issue)	5.00	10/1/25	700,000	847,581
Massachusetts Development Finance Agency, Revenue (Simmons College Issue)	5.00	10/1/29	2,820,000	3,305,435
Massachusetts Development Finance Agency, Revenue (South Shore Hospital Issue)	5.00	7/1/24	530,000	635,194
Massachusetts Development Finance Agency, Revenue (South Shore Hospital Issue)	5.00	7/1/25	500,000	604,635
Massachusetts Development Finance Agency, Revenue (South Shore Hospital Issue)	5.00	7/1/28	750,000	890,250
Massachusetts Development Finance Agency, Revenue (South Shore Hospital Issue)	5.00	7/1/41	2,000,000	2,235,840
Massachusetts Development Finance Agency, Revenue (Southcoast Health System Obligated Group Issue)	4.00	7/1/20	530,000	569,830
Massachusetts Development Finance Agency, Revenue (Sterling and Francine Clark Art Institute Issue)	5.00	7/1/28	1,000,000	1,240,310
Massachusetts Development Finance Agency, Revenue (Sterling and Francine Clark Art Institute Issue)	5.00	7/1/32	1,910,000	2,255,175
Massachusetts Development Finance Agency, Revenue (Suffolk University Issue)	5.13	7/1/40	210,000	224,179
Massachusetts Development Finance Agency, Revenue (Suffolk University)	5.00	7/1/23	1,250,000	1,473,975
Massachusetts Development Finance Agency, Revenue (Suffolk University)	5.00	7/1/25	1,340,000	1,616,134
Massachusetts Development Finance Agency, Revenue (The Broad Institute Issue)	5.25	4/1/23	3,675,000	4,216,768
Massachusetts Development Finance Agency, Revenue (The Broad Institute Issue)	5.25	4/1/24	4,500,000	5,159,970
Massachusetts Development Finance Agency, Revenue (The Park School Issue)	5.00	9/1/21	300,000	339,201
Massachusetts Development Finance Agency, Revenue (UMass Memorial Health Care Obligated Group Issue)	5.00	7/1/24	1,000,000	1,184,390
Massachusetts Development Finance Agency, Revenue (UMass Memorial Health Care Obligated Group Issue)	5.00	7/1/25	2,375,000	2,841,664
Massachusetts Development Finance Agency, Revenue (UMass Memorial Health Care Obligated Group Issue)	5.00	7/1/28	1,000,000	1,183,540
Massachusetts Development Finance Agency, Revenue (Wentworth Institute of Technology Issue)	5.00	10/1/20	705,000	781,429
Massachusetts Development Finance Agency, Revenue (Wentworth Institute of Technology Issue)	5.00	10/1/24	550,000	661,881
Massachusetts Development Finance Agency, Revenue (Western New England University Issue)	5.00	9/1/35	1,000,000	1,123,160
Massachusetts Development Finance Agency, Revenue (Western New England University Issue)	5.00	9/1/40	2,650,000	2,952,656
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	4.00	1/1/19	170,000	176,829
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/20	200,000	217,916
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/21	100,000	112,309
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/22	200,000	230,622
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/23	250,000	293,843
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	3.00	1/1/25	190,000	202,897

55

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Massachusetts - 90.8% (continued)
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	4.00	1/1/26	130,000		148,790
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/27	310,000		378,216
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/28	140,000		168,938
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/29	200,000		239,578
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/30	410,000		487,912
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/31	415,000		490,625
Massachusetts Development Finance Agency, Revenue (Williams College Issue)	5.00	7/1/28	1,375,000		1,740,846
Massachusetts Development Finance Agency, Revenue (Williams College Issue)	5.00	7/1/29	620,000		777,418
Massachusetts Development Finance Agency, Revenue (Williams College Issue)	5.00	7/1/30	1,000,000		1,244,850
Massachusetts Development Finance Agency, Revenue (Worcester City Campus Corporation Issue) (University of Massachusetts Project)	5.00	10/1/20	905,000		1,016,252
Massachusetts Development Finance Agency, Revenue (Worcester City Campus Corporation Issue) (University of Massachusetts Project)	5.00	10/1/21	830,000		961,414
Massachusetts Development Finance Agency, Revenue, Refunding (Williams College)	5.00	7/1/30	525,000		623,873
Massachusetts Development Finance Agency, Special Obligation Revenue (Commonwealth Contract Assistance)	5.00	5/1/34	1,000,000		1,141,970
Massachusetts Development Finance Agency, Special Obligation Revenue (Commonwealth Contract Assistance)	5.00	5/1/39	1,460,000		1,663,758
Massachusetts Development Finance Agency, SWDR (Dominion Energy Brayton Point Issue) (Prerefunded)	5.75	5/1/19	2,000,000	[a]	2,161,000
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue I)	4.00	1/1/18	2,500,000		2,523,675
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue I)	5.00	1/1/20	1,400,000		1,514,268
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue J)	5.00	7/1/21	2,350,000		2,631,929
Massachusetts Educational Financing Authority, Revenue (Refunding)	5.00	7/1/24	2,000,000		2,364,600
Massachusetts Health and Educational Facilities Authority, Revenue (Berklee College of Music Issue)	5.00	10/1/32	125,000		125,421
Massachusetts Health and Educational Facilities Authority, Revenue (Berklee College of Music Issue)	5.00	10/1/37	360,000		361,184
Massachusetts Health and Educational Facilities Authority, Revenue (Cape Cod Healthcare Obligated Group Issue) (Insured; Assured Guaranty Corp.) (Prerefunded)	5.13	11/15/19	1,000,000	[a]	1,092,340
Massachusetts Health and Educational Facilities Authority, Revenue (CareGroup Issue)	5.00	7/1/18	690,000		713,012
Massachusetts Health and Educational Facilities Authority, Revenue (CareGroup Issue) (Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.25	7/1/18	1,000,000	[a]	1,037,560
Massachusetts Health and Educational Facilities Authority, Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/22	2,750,000		2,915,357
Massachusetts Health and Educational Facilities Authority, Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/27	2,000,000		2,114,540
Massachusetts Health and Educational Facilities Authority, Revenue (Isabella Stewart Gardner Museum Issue) (Prerefunded)	5.00	5/1/19	2,525,000	[a]	2,698,316
Massachusetts Health and Educational Facilities Authority, Revenue (Massachusetts Institute of Technology Issue)	5.50	7/1/22	1,800,000		2,171,808
Massachusetts Health and Educational Facilities Authority, Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/23	3,335,000		4,043,788
Massachusetts Health and Educational Facilities Authority, Revenue (Northeastern University Issue)	5.00	10/1/24	2,000,000		2,226,940
Massachusetts Health and Educational Facilities Authority, Revenue (Northeastern University Issue)	5.00	10/1/24	1,000,000		1,172,810

56

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Massachusetts - 90.8% (continued)
Massachusetts Health and Educational Facilities Authority, Revenue (Northeastern University Issue)	5.63	10/1/29	3,000,000		3,282,240
Massachusetts Health and Educational Facilities Authority, Revenue (Northeastern University Issue)	5.00	10/1/30	3,000,000		3,314,220
Massachusetts Health and Educational Facilities Authority, Revenue (Partners HealthCare System Issue)	5.00	7/1/22	115,000		115,398
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	410,000	[a]	439,241
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	590,000	[a]	632,079
Massachusetts Health and Educational Facilities Authority, Revenue (Sterling and Francine Clark Art Institute Issue) (Prerefunded)	5.00	7/1/20	4,640,000	[a]	5,168,218
Massachusetts Health and Educational Facilities Authority, Revenue (Suffolk University Issue)	6.25	7/1/30	840,000		914,029
Massachusetts Health and Educational Facilities Authority, Revenue (Tufts University Issue)	5.25	2/15/26	3,130,000		3,980,515
Massachusetts Housing Finance Agency, Housing Revenue	4.00	6/1/19	815,000		851,447
Massachusetts Housing Finance Agency, Housing Revenue	2.95	12/1/32	1,000,000		974,710
Massachusetts Housing Finance Agency, SFHR	3.50	12/1/46	1,435,000		1,539,899
Massachusetts Port Authority, Revenue	5.00	7/1/24	315,000		378,639
Massachusetts Port Authority, Revenue	5.00	7/1/27	1,345,000		1,545,042
Massachusetts Port Authority, Revenue	5.00	7/1/28	200,000		236,928
Massachusetts Port Authority, Revenue	5.00	7/1/28	2,500,000		2,774,925
Massachusetts Port Authority, Revenue	5.00	7/1/29	200,000		235,134
Massachusetts Port Authority, Revenue	5.00	7/1/31	1,500,000		1,744,620
Massachusetts Port Authority, Revenue	5.00	7/1/32	750,000		892,493
Massachusetts Port Authority, Revenue	5.00	7/1/33	2,000,000		2,371,560
Massachusetts Port Authority, Revenue	5.00	7/1/40	2,000,000		2,188,180
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/26	4,000,000		4,710,720
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/29	2,700,000		3,160,053
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/30	2,000,000		2,339,500
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	4.00	8/15/32	2,500,000		2,723,775
Massachusetts State College Building Authority, Revenue	4.00	5/1/20	715,000		772,543
Massachusetts Turnpike Authority, Turnpike Revenue (Insured; National Public Finance Guarantee Corp.) (Escrowed to Maturity)	5.00	1/1/20	2,295,000		2,415,740
Massachusetts Water Pollution Abatement Trust, (Pool Program)	5.00	8/1/18	75,000		75,269
Massachusetts Water Pollution Abatement Trust, State Revolving Fund Revenue	5.00	8/1/23	3,000,000		3,636,660
Massachusetts Water Pollution Abatement Trust, Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	155,000		155,603
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/27	2,570,000		3,060,587
Massachusetts Water Resources Authority, General Revenue (Prerefunded)	5.00	8/1/21	500,000	[a]	575,965
Metropolitan Boston Transit Parking Corporation, Systemwide Senior Lien Parking Revenue	5.00	7/1/25	1,000,000		1,144,770
Metropolitan Boston Transit Parking Corporation, Systemwide Senior Lien Parking Revenue	5.00	7/1/41	4,090,000		4,599,328
Mount Greylock Regional School District, GO (School Bonds)	4.00	6/15/27	640,000		720,832

57

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Massachusetts - 90.8% (continued)
Mount Greylock Regional School District, GO (School Bonds)	4.00	6/15/28	420,000		467,090
Mount Greylock Regional School District, GO (School Bonds)	4.00	6/15/29	745,000		821,616
Mount Greylock Regional School District, GO (School Bonds)	4.00	6/15/30	315,000		344,664
The Commonwealth of Massachusetts, GO	4.00	2/1/29	2,500,000		2,788,075
Waltham Massachusetts, GO	4.00	6/15/25	845,000		992,706
Waltham Massachusetts, GO	4.00	6/15/27	1,210,000		1,437,069
Weston, GO	4.00	12/1/23	530,000		618,770
				278,358,803
Michigan - .7%
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/33	2,000,000		2,245,440
New Jersey - 2.8%
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; AMBAC)	5.25	12/15/20	1,760,000		1,931,160
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/25	2,000,000		2,305,220
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	12/15/21	2,160,000		2,436,890
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes	5.00	6/15/24	1,750,000		1,796,970
				8,470,240
New Mexico - .4%
New Mexico Finance Authority, Revenue (Senior Lien Public Project)	5.00	6/1/24	1,100,000		1,348,435
New York - 2.3%
Metropolitan Transportation Authority Hudson Rail Yards Trust, Obligations Revenue	5.00	11/15/46	2,250,000		2,410,582
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	1,750,000	[d]	1,906,625
New York State Energy Research and Development Authority, PCR (New York State Electric and Gas Corporation Project)	2.00	5/1/20	2,000,000		2,032,180
TSASC, Inc. of New York, Senior Tobacco Settlement Bonds	5.00	6/1/22	550,000		627,880
				6,977,267
U.S. Related - 1.5%
Guam, Business Privilege Tax Revenue	5.00	1/1/25	1,500,000		1,647,870
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	500,000		571,655
Guam, LOR (Section 30) (Prerefunded)	5.63	12/1/19	1,000,000	[a]	1,104,950
Puerto Rico Commonwealth, Public Improvement GO (Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	1,000,000		1,056,350
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/20	2,000,000	[e]	128,760
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000	[f]	147,645
				4,657,230
Total Long-Term Municipal Investments (cost $294,545,461)			304,233,477

58

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a] Value ($)
Short-Term Municipal Investments - 1.9%
Massachusetts - 1.9%
Massachusetts Health and Educational Facilities Authority, Revenue (Museum of Fine Arts Issue) (Liquidity Facility; Wells Fargo Bank) (cost $5,700,000)	0.83	9/1/17	5,700,000	[g,h] 5,700,000
Total Investments (cost $300,245,461)			101.1%	309,933,477
Liabilities, Less Cash and Receivables			(1.1%)	(3,295,600)
Net Assets			100.0%	306,637,877

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Security issued with a zero coupon. Income is recognized through the accretion of discount.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, these securities were valued at $1,906,625 or .62% of net assets.

e Non-income producing—security in default.

f Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

g Variable rate demand note—rate shown is the interest rate in effect at August 31, 2017. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

h The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

Portfolio Summary (Unaudited) †	Value (%)
Education	34.8
Transportation Services	14.3
Health Care	12.0
Prerefunded	8.8
State/Territory	6.6
City	4.7
Special Tax	4.0
Utility-Water and Sewer	2.6
Housing	2.0
Industrial	1.3
Utility-Electric	.7
Pollution Control	.1
Other	9.2
101.1

† Based on net assets.

See notes to financial statements.

59

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0%
Illinois - .8%
Chicago, GO (Neighborhoods Alive 21 Program)	5.25	1/1/22	1,150,000		1,268,623
Michigan - .8%
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/33	1,150,000		1,291,128
New Jersey - 2.1%
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; AMBAC)	5.25	12/15/20	1,000,000		1,097,250
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	12/15/21	1,265,000		1,427,160
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes	5.00	6/15/24	1,000,000		1,026,840
				3,551,250
New York - 92.0%
Albany County Airport Authority, Airport Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/23	1,500,000		1,656,675
Battery Park City Authority, Senior Revenue	5.00	11/1/23	1,065,000		1,309,215
Dutchess County Local Development Corporation, Revenue (Health Quest Systems, Inc. Project)	5.00	7/1/27	1,000,000		1,204,960
Erie County Fiscal Stability Authority, Sales Tax and State Aid Secured Revenue (Prerefunded)	5.00	12/1/21	1,000,000	[a]	1,160,500
Haverstraw-Stony Point Central School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	10/15/33	725,000		849,272
Haverstraw-Stony Point Central School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	10/15/34	730,000		852,377
Hudson Yards Infrastructure Corporation Second Indenture, Revenue	5.00	2/15/32	1,500,000		1,814,040
Long Island Power Authority, Electric System General Revenue	5.00	5/1/20	1,000,000		1,103,410
Long Island Power Authority, Electric System General Revenue	5.00	5/1/21	1,000,000		1,137,320
Long Island Power Authority, Electric System General Revenue	5.00	9/1/24	1,270,000		1,547,952
Metropolitan Transortation Authority, Revenue	5.00	11/15/39	2,000,000		2,333,500
Metropolitan Transportation Authority, Dedicated Tax Fund Revenue	5.25	11/15/28	1,000,000		1,268,020
Metropolitan Transportation Authority, Revenue (Dedicated Tax Fund) (Climate Board Certified Green Bond)	4.00	11/15/33	1,000,000		1,110,540
Metropolitan Transportation Authority, Transportation Revenue	6.25	11/15/23	60,000		63,997
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/24	1,465,000		1,790,142
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/28	2,375,000		2,785,162
Metropolitan Transportation Authority, Transportation Revenue (Prerefunded)	6.25	11/15/18	5,000	[a]	5,332
Metropolitan Transportation Authority Hudson Rail Yards Trust, Obligations Revenue	5.00	11/15/46	2,200,000		2,357,014
Monroe County Industrial Development Corporation, Revenue (The Rochester General Hospital Projects)	5.00	12/1/28	1,095,000		1,305,393
Monroe County Industrial Development Corporation, Revenue (The Rochester General Hospital Projects)	5.00	12/1/32	1,000,000		1,163,970
Monroe County Industrial Development Corporation, Revenue (University of Rochester Project)	5.00	7/1/30	1,000,000		1,231,930
Monroe County Industrial Development Corporation, Revenue (University of Rochester Project)	5.00	7/1/33	1,335,000		1,612,680
Nassau County, GO	5.00	10/1/20	1,000,000		1,079,340
Nassau County, GO	5.00	4/1/35	1,000,000		1,171,840
Nassau County, GO (General Improvement Bonds)	5.00	4/1/29	1,500,000		1,735,440

60

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
New York - 92.0% (continued)
Nassau County, GO (General Improvement Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/23	1,100,000		1,317,547
Nassau County Sewer and Storm Water Finance Authority, System Revenue (Insured; Berkshire Hathaway Assurance Corporation) (Prerefunded)	5.38	11/1/18	1,000,000	[a]	1,054,050
New York City, GO	5.00	8/1/20	750,000		836,363
New York City, GO	5.00	8/1/25	1,255,000		1,555,133
New York City Industrial Development Agency, PILOT Revenue (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/49	1,000,000		1,090,350
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue	5.00	6/15/44	2,110,000		2,347,903
New York City Transitional Finance Authority, Building Aid Revenue	5.00	7/15/29	1,000,000		1,237,460
New York City Transitional Finance Authority, Building Aid Revenue	5.00	7/15/30	1,000,000		1,225,650
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	11/1/18	1,750,000		1,835,785
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	11/1/25	1,000,000		1,250,880
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	5/1/29	2,000,000		2,324,800
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	11/1/31	1,980,000		2,216,570
New York City Trust for Cultural Resources, Revenue (American Museum of Natural History)	5.00	7/1/37	1,000,000		1,164,990
New York City Trust for Cultural Resources, Revenue (Lincoln Center for the Performing Arts, Inc.)	5.00	12/1/26	1,075,000		1,322,605
New York City Trust for Cultural Resources, Revenue (The Juilliard School)	5.00	1/1/34	2,000,000		2,104,580
New York City Trust for Cultural Resources, Revenue (The Juilliard School)	5.00	1/1/39	2,500,000		2,629,700
New York City Trust for Cultural Resources, Revenue (Wildlife Conservation Society)	5.00	8/1/31	1,480,000		1,738,304
New York Counties Tobacco Trust VI, Tobacco Settlement Pass-Through Bonds	5.00	6/1/45	1,000,000		1,058,390
New York Liberty Development Corporation, Liberty Revenue (7 World Trade Center Project)	5.00	9/15/29	1,000,000		1,156,340
New York Liberty Development Corporation, Liberty Revenue, Series 1 World Trade Center - 2011 (Secured by Port Authority Consolidated Bonds)	5.00	12/15/41	1,205,000		1,365,036
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.15	11/15/34	1,500,000	[b]	1,652,325
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	1,500,000	[b]	1,634,250
New York Local Government Assistance Corporation, Subordinate Lien Revenue	5.00	4/1/21	1,000,000		1,105,410
New York State Dormitory Authority, Consolidated Revenue (City University System) (Insured; National Public Finance Guarantee Corp.)	5.75	7/1/18	360,000		373,626
New York State Dormitory Authority, Personal Income Tax Revenue, Refunding (General Purpose)	5.00	2/15/32	1,000,000		1,210,290
New York State Dormitory Authority, Revenue (Columbia University)	5.00	10/1/41	2,500,000		2,816,975
New York State Dormitory Authority, Revenue (Convent of the Sacred Heart) (Insured; Assured Guaranty Municipal Corp.)	5.63	11/1/35	1,000,000		1,145,460
New York State Dormitory Authority, Revenue (Icahn School of Medicine at Mount Sinai)	5.00	7/1/23	1,000,000		1,185,880
New York State Dormitory Authority, Revenue (Interagency Council Pooled Loan Program)	4.00	7/1/26	1,200,000		1,380,348
New York State Dormitory Authority, Revenue (Mount Sinai Hospital Obligated Group)	5.00	7/1/26	2,500,000		2,765,325
New York State Dormitory Authority, Revenue (New York State Department of Health)	5.00	7/1/25	1,000,000		1,237,770
New York State Dormitory Authority, Revenue (New York University)	5.00	7/1/31	2,000,000		2,391,340

61

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.0% (continued)
New York - 92.0% (continued)
New York State Dormitory Authority, Revenue (New York University)	5.00	7/1/37	650,000	749,879
New York State Dormitory Authority, Revenue (New York University)	5.00	7/1/37	2,155,000	2,460,988
New York State Dormitory Authority, Revenue (New York University)	5.00	7/1/43	2,400,000	2,750,376
New York State Dormitory Authority, Revenue (Non Supported Debt) (School Districts Board Financing Program) (Insured; Build America Mutual Assurance Company)	5.00	10/1/28	1,805,000	2,241,323
New York State Dormitory Authority, Revenue (Rochester Institute of Technology)	5.00	7/1/23	1,000,000	1,108,930
New York State Dormitory Authority, Revenue (School Districts Financing Program) (Insured; Assured Guaranty Municipal Corporation)	5.00	10/1/26	1,000,000	1,247,330
New York State Dormitory Authority, Revenue (The New School)	5.00	7/1/32	1,530,000	1,783,949
New York State Dormitory Authority, Sales Tax Revenue	5.00	3/15/35	1,100,000	1,306,184
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	2/15/20	1,000,000	1,099,540
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/20	1,000,000	1,102,670
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/21	1,000,000	1,141,350
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/30	1,275,000	1,563,826
New York State Energy Research and Development Authority, PCR (New York State Electric and Gas Corporation Project)	2.00	5/1/20	2,000,000	2,032,180
New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue (New York City Municipal Water Finance Authority Projects - Second Resolution Bonds)	4.00	6/15/46	1,475,000	1,572,881
New York State Thruway Authority, General Revenue	5.00	1/1/32	1,000,000	1,176,790
New York State Thruway Authority, General Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/31	2,000,000	2,360,960
New York State Urban Development Corporation, Service Contract Revenue	5.00	1/1/20	2,075,000	2,268,950
New York State Urban Development Corporation, State Personal Income Tax Revenue	5.00	3/15/25	1,000,000	1,237,510
New York State Urban Development Corporation, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/23	1,410,000	1,689,096
New York State Urban Development Corporation, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/29	1,000,000	1,176,270
Onondaga County Trust for Cultural Resources, Revenue (Syracuse University Project)	5.00	12/1/19	1,500,000	1,638,300
Oyster Bay, Public Improvement GO (Insured; Assured Guaranty Municipal Corp.)	4.00	11/1/19	2,000,000	2,099,740
Oyster Bay, Public Improvement GO (Insured; Assured Guaranty Municipal Corp.)	5.00	3/15/21	1,330,000	1,481,846
Oyster Bay, Public Improvement GO (Insured; Build America Mutual Assurance Company)	5.00	8/15/22	1,715,000	1,971,993
Port Authority of New York and New Jersey, (Consolidated Bonds, 189th Series)	5.00	5/1/30	1,000,000	1,202,000
Port Authority of New York and New Jersey, Revenue	5.25	11/15/39	1,000,000	1,231,120
Port Authority of New York and New Jersey, Revenue	5.00	10/15/41	1,000,000	1,166,710
Rockland County, GO (Insured; Build America Mutual Assurance Company)	5.00	6/1/23	575,000	676,994
Sales Tax Asset Receivable Corporation, Sales Tax Asset Revenue	5.00	10/15/21	1,000,000	1,160,740
Sales Tax Asset Receivable Corporation, Sales Tax Asset Revenue	5.00	10/15/31	1,060,000	1,282,611
St. Lawrence County New York Development Agency, Revenue (Clarkson University Project)	5.00	9/1/29	1,000,000	1,195,600

62

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
New York - 92.0% (continued)
Suffolk County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/22	1,000,000		1,154,140
Suffolk County, GO (Insured; Assured Guaranty Municipal Corporation)	4.00	2/1/24	2,115,000		2,394,117
Suffolk County Water Authority, Revenue	4.00	6/1/38	1,000,000		1,082,830
Suffolk County Water Authority, Water System Revenue	4.00	6/1/30	1,895,000		2,115,407
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	5.00	11/15/23	1,000,000		1,219,650
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	5.00	11/15/30	1,645,000		1,948,091
TSASC, Inc. of New York, Senior Tobacco Settlement Bonds	5.00	6/1/22	1,000,000		1,141,600
Utility Debt Securitization Authority of New York, Restructuring Bonds	5.00	6/15/26	2,000,000		2,440,400
Westchester County Health Care Corporation, Senior Lien Revenue	5.00	11/1/20	1,400,000		1,556,002
Westchester County Health Care Corporation, Senior Lien Revenue	5.00	11/1/24	1,500,000		1,688,160
Westchester County Local Development Corporation, Revenue (Westchester Medical Center Obligated Group Project)	5.00	11/1/28	1,000,000		1,158,900
Yonkers, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/21	2,640,000		3,016,174
Yonkers, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	11/15/26	1,000,000		1,230,520
				152,706,083
U.S. Related - 2.3%
Guam, Business Privilege Tax Revenue	5.00	1/1/24	1,000,000		1,107,240
Puerto Rico Commonwealth, Public Improvement GO (Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	2,500,000		2,640,875
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000	[c]	98,430
				3,846,545
Total Long-Term Municipal Investments (cost $155,954,117)			162,663,629

Short-Term Municipal Investments - 1.0%
New York - 1.0%
New York City, GO (LOC; Mizuho Bank, Ltd.)	0.85	9/1/17	200,000	[d,e]	200,000
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Liquidity Facility; TD Bank)	0.83	9/1/17	100,000	[d,e]	100,000
New York State Housing Finance Agency, Housing Revenue (160 Madison Avenue) (LOC; PNC Bank NA)	0.85	9/1/17	300,000	[d,e]	300,000
New York State Housing Finance Agency, Housing Revenue (160 Madison Avenue) (LOC; U.S. Bank NA)	0.85	9/1/17	1,100,000	[d,e]	1,100,000
Total Short-Term Municipal Investments (cost $1,700,000)			1,700,000
Total Investments (cost $157,654,117)			99.0%	164,363,629
Cash and Receivables (Net)			1.0%	1,651,557
Net Assets			100.0%	166,015,186

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, these securities were valued at $3,286,575 or 1.98% of net assets.

c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

d Variable rate demand note—rate shown is the interest rate in effect at August 31, 2017. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

e The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

63

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Education	20.2
Transportation Services	16.4
Special Tax	13.4
Health Care	8.1
County	7.9
City	6.1
Industrial	4.6
Utility-Water and Sewer	4.3
Utility-Electric	3.7
Lease	.8
Housing	.7
Prerefunded	.6
Multi Family Housing	.2
Other	12.0
99.0

† Based on net assets.

See notes to financial statements.

64

BNY Mellon Municipal Opportunities Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8%
Alabama - .6%
Lower Alabama Gas District, Gas Project Revenue	5.00	9/1/46	5,170,000		6,423,053
Tuscaloosa Public Educational Building Authority, Student Housing Revenue (Ridgecrest Student Housing, LLC University of Alabama Ridgecrest Residential Project) (Insured; Assured Guaranty Corp.) (Prerefunded)	6.75	7/1/18	1,100,000	[a]	1,154,615
				7,577,668
Arizona - .9%
Arizona Board of Regents, Arizona State University System Revenue (Polytechnic Campus Project) (Prerefunded)	6.00	7/1/18	750,000	[a]	781,350
Arizona Health Facilities Authority, HR (Phoenix Children's Hospital)	5.00	2/1/42	6,000,000		6,405,660
Salt River Project Agricultural Improvement and Power District, Salt River Project Electric System Revenue	5.00	1/1/38	1,130,000		1,355,503
University Medical Center Corporation, HR (Prerefunded)	6.00	7/1/21	2,500,000	[a]	2,960,600
				11,503,113
Arkansas - .5%
University of Arkansas, Revenue	5.00	11/1/42	5,990,000		7,107,914
California - 18.6%
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue	5.00	10/1/35	2,500,000		2,892,750
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	4.00	10/1/35	1,500,000		1,613,520
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/36	1,000,000		1,171,840
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	4.00	10/1/37	1,000,000		1,069,120
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/37	1,325,000		1,550,382
Anaheim Public Financing Authority, LR (Anaheim Convention Center Expansion Project)	5.00	5/1/46	2,000,000		2,318,520
Bay Area Toll Authority, Toll Bridge Revenue, Refunding (San Francisco Bay Area Subordinate Toll Bridge)	4.00	4/1/47	5,000,000		5,285,450
California, GO (Various Purpose)	5.50	3/1/40	7,950,000		8,798,503
California, GO (Various Purpose)	5.00	9/1/46	4,430,000		5,204,453
California, GO (Various Purpose)	5.00	11/1/47	7,000,000		8,303,050
California Communities Development Authority, Revenue, Refunding (Front Porch Communities & Services)	4.00	4/1/42	1,600,000		1,646,160
California Communities Development Authority, Revenue, Refunding (Front Porch Communities & Services)	4.00	4/1/47	1,500,000		1,537,080
California Communities Development Authority, Revenue, Refunding (Front Porch Communities & Services)	5.00	4/1/47	1,500,000		1,715,700
California Education Facilities Authority, Revenue (Loma Linda University)	5.00	4/1/42	2,000,000		2,289,720
California Education Facilities Authority, Revenue (Loma Linda University)	5.00	4/1/47	2,500,000		2,848,875
California Health Facilities Financing Authority, Revenue (Children's Hospital)	5.00	8/15/47	1,000,000		1,129,480
California Health Facilities Financing Authority, Revenue (Kaiser Permanente)	4.00	11/1/44	17,000,000		17,914,770
California Health Facilities Financing Authority, Revenue (Lucie Salter Packard Children's Hospital at Sanford)	5.00	7/1/37	590,000	[b]	677,355
California Health Facilities Financing Authority, Revenue (Lucie Salter Packard Children's Hospital at Sanford)	5.00	7/1/47	870,000	[b]	985,484

65

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
California - 18.6% (continued)
California Health Facilities Financing Authority, Revenue (Lucie Salter Packard Children's Hospital at Sanford)	5.00	11/15/56	7,500,000		8,715,900
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	10,000	[a]	10,622
California Health Facilities Financing Authority, Revenue (Saint Joseph Health System)	5.00	7/1/37	2,270,000		2,586,756
California Health Facilities Financing Authority, Revenue (Sutter Health)	4.00	11/15/48	5,000,000		5,254,750
California Infrastructure and Economic Development Bank, Revenue (The J. David Gladstone Institutes Project)	5.25	10/1/34	900,000		1,021,797
California Municipal Finance Authority, Revenue (Community Medical Centers)	5.00	2/1/42	1,000,000		1,135,740
California Municipal Finance Authority, Revenue (Emerson College Issue)	6.00	1/1/42	6,000,000		6,875,700
California Municipal Finance Authority, Revenue (NorthBay Healthcare Group)	5.25	11/1/41	1,200,000		1,376,580
California Municipal Finance Authority, Revenue (NorthBay Healthcare Group)	5.00	11/1/47	2,000,000		2,226,380
California Municipal Finance Authority, Revenue (NorthBay Healthcare Group)	5.25	11/1/47	700,000		795,760
California Municipal Finance Authority, Revenue (Southwestern Law School)	6.50	11/1/31	300,000		355,614
California Municipal Finance Authority, Student Housing Revenue (Bowles Hall Foundation)	5.00	6/1/35	600,000		652,104
California Municipal Finance Authority, Student Housing Revenue (Bowles Hall Foundation)	5.00	6/1/50	2,750,000		2,946,680
California Pollution Control Financing Authority, Water Furnishing Revenue (San Diego County Water Authority Desalination Project Pipeline)	5.00	11/21/45	6,000,000	[b]	6,011,760
California State Public Works Board, LR (Judicial Council of California) (Various Judicial Council Projects)	5.00	12/1/31	2,000,000		2,271,220
California State University Trustees, Systemwide Revenue	4.00	11/1/45	500,000		531,215
California Statewide Communities Development Authority, Mortgage Revenue (Methodist Hospital of Southern California Project) (Collateralized; FHA) (Prerefunded)	6.75	8/1/19	2,230,000	[a]	2,480,251
California Statewide Communities Development Authority, PCR (Southern California Edison Company)	2.63	12/1/23	3,000,000		3,131,310
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.00	12/1/36	2,500,000	[b]	2,750,725
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.00	12/1/41	2,500,000	[b]	2,731,125
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.25	12/1/44	2,000,000		2,179,500
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.00	12/1/46	3,500,000	[b]	3,809,960
California Statewide Communities Development Authority, Revenue (Sutter Health)	6.00	8/15/42	6,000,000		6,803,760
California Statewide Communities Development Authority, Revenue (University of California, Irvine East Campus Apartments)	5.00	5/15/40	2,000,000		2,294,480
California Statewide Communities Development Authority, Student Housing Revenue (University of California, Irvine East Campus Apartments, Phase 1 Refunding- CHF - Irvine, L.L.C.)	5.38	5/15/38	1,900,000		2,121,027
Capistrano Unified School District Community Facilities District Number 90-2, Special Tax Bonds (Improvement Area Number 2002-1) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/32	4,000,000		4,638,520
Foothill Eastern Transportation Corridor Agency, Toll Road Revenue, Refunding	3.95	1/15/53	1,250,000		1,260,088
Galt Redevelopment Agency, Tax Allocation Revenue (Galt Redevelopment Project)	7.38	9/1/33	2,000,000		2,397,620
Golden State Tobacco Securitization Corporation, Revenue	5.00	6/1/27	3,000,000		3,626,340
Golden State Tobacco Securitization Corporation, Revenue	5.00	6/1/28	3,000,000		3,590,970
Golden State Tobacco Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/29	3,000,000		3,559,890

66

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
California - 18.6% (continued)
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/29	2,080,000	[c]	1,461,970
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/33	4,380,000	[c]	2,584,945
Irvine Reassessment District Number 12-1, Limited Obligation Improvement Bonds	4.00	9/2/29	1,000,000		1,062,050
Long Beach, Marina Revenue (Alamitos Bay Marina Project)	5.00	5/15/40	2,500,000		2,763,675
Long Beach, Marina Revenue (Alamitos Bay Marina Project)	5.00	5/15/45	2,000,000		2,199,560
Los Angeles County Public Works Financing Authority, LR (Multiple Capital Projects)	5.00	12/1/34	1,000,000		1,183,720
Los Angeles County Public Works Financing Authority, LR (Multiple Capital Projects)	5.00	12/1/39	1,000,000		1,174,940
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/32	2,500,000	[c]	1,534,725
Northern California Gas Authority Number 1, Gas Project Revenue, LIBOR + .72%	1.59	7/1/27	660,000	[d]	633,336
Palomar Health, Revenue	5.00	11/1/39	1,000,000		1,117,540
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/30	2,000,000		2,387,020
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/31	2,000,000		2,377,660
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/33	3,500,000		4,139,905
Riverside County Transportation Commission, Senior Lien Toll Revenue	5.75	6/1/44	2,000,000		2,273,680
Riverside County Transportation Commission, Senior Lien Toll Revenue	5.75	6/1/48	5,000,000		5,678,000
San Diego County Regional Airport Authority, Revenue	5.00	7/1/42	1,000,000		1,162,710
San Diego Unified School District, GO	0.00	7/1/25	4,000,000	[c]	3,406,840
San Diego Unified School District, GO (Dedicated Unlimited Ad Valorem Property Tax Bonds)	4.00	7/1/35	2,205,000		2,377,012
San Francisco City and County Redevelopment Agency Community Facilities District Number 6, Special Tax Revenue (Mission Bay South Public Improvements)	0.00	8/1/38	2,000,000	[c]	664,180
San Francisco City and County Redevelopment Agency Community Facilities District Number 6, Special Tax Revenue (Mission Bay South Public Improvements)	0.00	8/1/43	7,835,000	[c]	1,922,396
San Francisco City and County Redevelopment Financing Authority, Tax Allocation Revenue (San Francisco Redevelopment Projects)	6.63	8/1/41	1,250,000		1,469,075
San Joaquin Hills Transportation Corridor Agency, Senior Lien Toll Road Revenue	5.00	1/15/50	5,000,000		5,512,800
San Jose Airport, Revenue	5.00	3/1/47	1,500,000		1,728,975
Sierra Joint Community College District School Facilities Improvement District #2, GO (Capital Appreciation-Western Nevada) (Insured; National Public Finance Guarantee Corporation)	0.00	8/1/30	3,020,000	[c]	2,061,210
Sierra Joint Community College District School Facilities Improvement District #2, GO (Capital Appreciation-Western Nevada) (Insured; National Public Finance Guarantee Corporation)	0.00	8/1/31	5,330,000	[c]	3,478,571
South Bayside Waste Management Authority, Solid Waste Enterprise Revenue (Shoreway Environmental Center)	6.00	9/1/36	1,000,000		1,093,390
Tender Option Bond Trust Receipts (Series 2016-XM0427) Non-recourse, (Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport))	5.25	5/15/18	10,000,000	[b,e]	11,155,400
University of California Regents, Limited Project Revenue	5.00	5/15/37	14,605,000		16,692,201
				244,393,842

67

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Colorado - .3%
City and County of Denver, Airport System Revenue (Insured: Assured Guaranty Corp. and National Public Finance Guarantee Corp.)	5.25	11/15/19	1,000,000		1,008,870
Colorado Health Facilities Authority, Hospital Revenue, Refunding (Evangelical Lutheran Good Samaritan Society Project)	5.00	6/1/47	2,500,000		2,760,200
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	6.00	10/1/23	500,000		526,545
				4,295,615
Delaware - 1.1%
Tender Option Bond Trust Receipts (Series 2016-XM0431) Non-recourse, University of Delaware, Revenue)	5.00	5/1/21	12,230,000	[b,e]	14,016,550
District of Columbia - .9%
District of Columbia, Revenue (Friendship Public Charter School, Inc. Issue)	5.00	6/1/32	3,500,000		3,754,800
District of Columbia, Revenue (Knowledge is Power Program, District of Columbia Issue)	6.00	7/1/33	1,100,000		1,290,124
District of Columbia, Revenue (Knowledge is Power Program, District of Columbia Issue)	6.00	7/1/43	1,700,000		1,973,938
District of Columbia, Revenue (Knowledge is Power Program, District of Columbia Issue)	6.00	7/1/48	1,450,000		1,679,448
Metropolitan Washington Airports Authority, Dulles Toll Road Revenue (Dulles Metrorail and Capital Improvement Projects) (Insured; Assured Guaranty Corp.)	0.00	10/1/36	6,275,000	[c]	3,107,631
				11,805,941
Florida - 3.8%
Brevard County Health Facilities Authority, Health Facilities Revenue (Health First, Inc. Project) (Prerefunded)	7.00	4/1/19	1,675,000	[a]	1,836,369
Collier County Health Facilities Authority, Residential Care Facility Revenue (The Moorings Inc.)	5.00	5/1/45	2,500,000		2,791,075
Higher Educational Facilities Financing Authority, Revenue (The University of Tampa Project)	5.25	4/1/42	1,100,000		1,234,255
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/30	750,000		852,593
Miami Beach Redevelopment Agency, Tax Increment Revenue (City Center/Historic Convention Village) (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/40	7,545,000		8,575,270
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/41	1,200,000		1,332,000
Miami-Dade County, Seaport Revenue	5.50	10/1/42	14,145,000		16,577,940
Miami-Dade County Expressway Authority, Toll System Revenue	5.00	7/1/40	1,050,000		1,147,566
Miami-Dade County Health Facilities Authority, Hospital Revenue (Nicklaus Childrens Hospital)	4.00	8/1/42	2,650,000		2,748,898
Miami-Dade County Health Facilities Authority, Hospital Revenue (Nicklaus Childrens Hospital)	5.00	8/1/42	4,000,000		4,600,240
Miami-Dade County Health Facilities Authority, Hospital Revenue (Nicklaus Childrens Hospital)	5.00	8/1/47	1,125,000		1,287,653
Orange County Health Facilities Authority, HR (Orlando Health, Inc.)	5.00	10/1/42	5,000,000		5,438,550
Sarasota County Public Hospital District, HR (Sarasota Memorial Hospital Project)	5.63	7/1/39	2,000,000		2,124,960
				50,547,369
Georgia - .8%
Atlanta Development Authority, Senior Lien Revenue (New Downtown Atlanta Stadium Project)	5.25	7/1/44	1,500,000		1,746,510
Atlanta Development Authority Senior Health Care Facilities, Revenue (Georgia Proton Treatment Center Project)	6.75	1/1/35	5,000,000		5,210,450
Atlanta Development Authority Senior Health Care Facilities, Revenue (Georgia Proton Treatment Center Project)	7.00	1/1/40	2,500,000		2,627,275

68

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Georgia - .8% (continued)
Burke County Development Authority, PCR (Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	1,000,000		1,020,030
				10,604,265
Hawaii - 3.0%
Hawaii Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Company, Inc. and Subsidiary Projects)	6.50	7/1/39	6,000,000		6,489,420
Hawaii Department of Budget and Finance, Special Purpose Revenue (The Queen's Health Systems)	5.00	7/1/35	7,000,000		8,070,860
Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue (Kahala Nui)	5.13	11/15/32	1,000,000		1,103,190
Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue (Kahala Nui)	5.25	11/15/37	1,000,000		1,100,050
Tender Option Bond Trust Receipts (Series 2016-XM0429) Non-recourse, (Hawaii, GO)	5.00	12/1/19	20,000,000	[b,e]	23,244,555
				40,008,075
Idaho - .3%
Idaho Health Facilities Authority, Revenue (Trinity Health Credit Group)	5.00	12/1/32	3,900,000		4,395,456
Illinois - 13.2%
Board of Education of Chicago Unlimited Tax, GO	6.75	12/1/30	7,500,000	[b]	8,791,950
Board of Education of Chicago Unlimited Tax, GO	7.00	12/1/42	10,000,000	[b]	11,772,600
Board of Education of Chicago Unlimited Tax, GO	7.00	12/1/46	5,000,000	[b]	5,873,000
Chicago, Customer Facility Charge Senior Lien Revenue (Chicago O'Hare International Airport) (Insured; Assured Guaranty Municial Corp.)	5.50	1/1/43	4,000,000		4,565,480
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/31	15,000,000		17,552,700
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/41	6,800,000		7,779,744
Chicago, General Airport Third Lien Revenue (Chicago O'Hare International Airport) (Prerefunded)	6.50	1/1/21	5,000,000	[a]	5,890,250
Chicago, GO	5.50	1/1/40	5,000,000		5,406,300
Chicago, GO	5.50	1/1/42	1,750,000		1,889,912
Chicago, GO	5.50	1/1/42	1,250,000		1,349,937
Chicago, GO	7.75	1/1/42	7,480,000		8,094,033
Chicago, GO (Project and Refunding Series)	5.00	1/1/35	5,000,000		5,248,500
Chicago Board of Education, Dedicated Capital Improvement Tax Bonds	6.00	4/1/46	1,500,000		1,745,895
Chicago Board of Education, GO (Dedicated Revenues)	6.50	12/1/46	4,500,000		5,058,450
Chicago Board of Education, Unlimited Tax GO (Dedicated Alternate Revenues)	5.25	12/1/39	8,500,000		8,477,135
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues)	7.00	12/1/44	2,500,000		2,867,125
Chicago O'Hare International Airport, Revenue (General Airport Third Lien)	5.75	1/1/39	415,000		471,257
Chicago O'Hare International Airport, Revenue (General Airport Third Lien) (Prerefunded)	5.75	1/1/21	2,085,000	[a]	2,405,131
Chicago O'Hare International Airport, Revenue, Refunding	5.00	1/1/32	10,000,000		11,665,300
Chicago Transit Authority, Second Lien Sales Tax Receipts Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/51	9,000,000		9,975,600
Illinois, GO	5.50	7/1/33	2,500,000		2,710,825

69

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Illinois - 13.2% (continued)
Illinois, GO	5.50	7/1/38	12,500,000		13,513,500
Illinois, GO	5.00	2/1/39	5,000,000		5,182,900
Illinois Finance Authority, Revenue (Benedictine University Project)	6.25	10/1/33	2,760,000		3,040,195
Illinois Finance Authority, Revenue (Franciscan Communities, Inc.)	5.25	5/15/47	4,250,000		4,449,877
Illinois Finance Authority, Revenue (Franciscan Community Inc.)	5.00	5/15/37	3,000,000		3,206,040
Illinois Finance Authority, Revenue (Lutheran Home and Services Obligated Group)	5.63	5/15/42	3,000,000		3,135,660
Illinois Finance Authority, Revenue (Rehabilitation Institute of Chicago)	5.50	7/1/28	1,560,000		1,805,638
Illinois Finance Authority, Revenue (Rehabilitation Institute of Chicago)	6.50	7/1/34	2,140,000		2,224,573
Illinois Finance Authority, Revenue (Rehabilitation Institute of Chicago)	6.00	7/1/43	5,000,000		5,776,750
Illinois Finance Authority, Revenue (The Art Institute of Chicago) (Prerefunded)	6.00	3/1/19	1,000,000	[a]	1,076,710
				173,002,967
Indiana - .8%
Allen County, EDR (StoryPoint Fort Wayne Project)	6.75	1/15/43	750,000	[b]	794,498
Allen County, EDR (StoryPoint Fort Wayne Project)	6.88	1/15/52	1,250,000	[b]	1,323,838
Indiana Finance Authority, Lease Appropriaton Revenue (Stadium Project)	5.25	2/1/35	5,000,000		5,922,800
Indiana Finance Authority, Private Activity Revenue (I-69 Section 5 Project)	5.25	9/1/40	2,000,000		2,101,880
				10,143,016
Kentucky - .3%
Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue (Downtown Crossing Project)	5.75	7/1/49	3,000,000		3,372,570
Kentucky State Property and Buildings Commission, Revenue (Project Number 90)	5.38	11/1/23	165,000		173,613
				3,546,183
Louisiana - .9%
Jefferson Parish Hospital Service District Number 2, HR (East Jefferson General Hospital)	6.25	7/1/31	5,000,000		5,351,800
Louisiana Public Facilities Authority, Revenue (CHRISTUS Health Obligated Group)	6.00	7/1/29	1,000,000		1,086,100
Louisiana Public Facilities Authority, Revenue (Loyola University Project)	0/5.70	10/1/46	2,500,000	[f]	2,089,725
New Orleans, Water Revenue	5.00	12/1/34	500,000		571,350
New Orleans Aviation Board, Revenue (Insured; Assured Guaranty Corp.) (Prerefunded)	6.00	1/1/19	2,000,000	[a]	2,136,520
				11,235,495
Maine - .6%
Maine Health and Higher Educational Facilities Authority, Revenue (MaineGeneral Medical Center Issue)	6.00	7/1/26	825,000		896,800
Maine Health and Higher Educational Facilities Authority, Revenue (MaineGeneral Medical Center Issue)	6.75	7/1/41	2,725,000		2,978,561
Maine Health and Higher Educational Facilities Authority, Revenue (MaineGeneral Medical Center Issue)	7.00	7/1/41	4,240,000		4,671,759
				8,547,120
Maryland - 2.1%
Maryland, GO (State and Local Facilities Loan)	4.00	3/15/25	20,000,000		21,460,600
Maryland Economic Development Corporation, EDR (Terminal Project)	5.75	6/1/35	3,500,000		3,754,450
Maryland Health and Higher Educational Facilities Authority, Revenue (Anne Arundel Health System Issue) (Prerefunded)	6.75	7/1/19	2,000,000	[a]	2,214,960
Maryland Health and Higher Educational Facilities Authority, Revenue (University of Maryland Medical System Issue) (Prerefunded)	5.13	7/1/19	250,000	[a]	269,540
				27,699,550

70

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Massachusetts - 5.7%
Massachusetts Development Finance Agency, HR (Cape Cod Healthcare Obligated Group Issue)	5.25	11/15/41	4,370,000		4,943,912
Massachusetts Development Finance Agency, Revenue (Bentley University Issue)	5.00	7/1/40	5,500,000		6,338,585
Massachusetts Development Finance Agency, Revenue (Berklee College of Music Issue)	5.00	10/1/39	5,000,000		5,815,750
Massachusetts Development Finance Agency, Revenue (Dana-Farber Cancer Institute Issue)	5.00	12/1/41	3,000,000		3,463,050
Massachusetts Development Finance Agency, Revenue (Emerson College Issue)	5.25	1/1/42	5,500,000		6,345,680
Massachusetts Development Finance Agency, Revenue (Emmanuel College Issue) (Green Bonds)	5.00	10/1/43	4,260,000		4,767,494
Massachusetts Development Finance Agency, Revenue (SABIS International Charter School Issue)	5.00	4/15/40	1,500,000		1,618,080
Massachusetts Development Finance Agency, Revenue (Simmons College Issue)	5.00	10/1/36	2,115,000		2,416,578
Massachusetts Development Finance Agency, Revenue (Tufts Medical Center Issue)	7.25	1/1/32	3,090,000		3,600,684
Massachusetts Development Finance Agency, Revenue (Tufts Medical Center Issue)	6.75	1/1/36	1,165,000		1,328,368
Massachusetts Development Finance Agency, Revenue (Tufts Medical Center Issue)	6.88	1/1/41	1,000,000		1,141,800
Massachusetts Development Finance Agency, Revenue (Wentworth Institute of Technology Issue)	5.00	10/1/46	2,015,000		2,271,792
Massachusetts Development Finance Agency, Revenue, Refunding (Emerson College)	5.00	1/1/40	1,000,000		1,149,230
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	205,000	[a]	219,621
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	295,000	[a]	316,039
Massachusetts Water Pollution Abatement Trust, Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	50,000		50,195
Tender Option Bond Trust Receipts (Series 2016-XM0428) Non-recourse, (Massachusetts, GO (Consolidated Loan))	5.00	4/1/19	15,000,000	[b,e]	17,118,150
Tender Option Bond Trust Receipts (Series 2016-XM0430) Non-recourse, (Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue)	5.00	8/15/20	10,000,000	[b,e]	11,697,482
				74,602,490
Michigan - 1.5%
Michigan Building Authority, Revenue (Facilities Program)	5.38	10/15/41	3,000,000		3,412,560
Michigan Finance Authority, HR (Beaumont Health Credit Group)	5.00	8/1/32	2,000,000		2,278,940
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/38	6,475,000		7,213,927
Michigan Finance Authority, Local Government Loan Program Revenue (School District of the City of Detroit State Qualified Unlimited Tax GO Local Project Bonds)	5.00	5/1/25	1,250,000		1,495,712
Wayne County Building Authority, Revenue (Build America Bonds)	10.00	12/1/40	5,000,000		5,925,350
				20,326,489
Minnesota - 2.3%
Tender Option Bond Trust Receipts (Series 2016-XM0425) Non-recourse, (Minnesota, GO (Various Purpose))	5.00	8/1/18	17,125,000	[b,e]	19,113,536
Tender Option Bond Trust Receipts (Series 2016-XM0426) Non-recourse, (Minnesota, GO (Various Purpose))	5.00	8/1/18	10,000,000	[b,e]	11,163,700
				30,277,236
Mississippi - .3%
Mississippi Development Bank, Special Obligation Revenue (Jackson, Water and Sewer System Revenue Bond Project) (Insured; Assured Guaranty Municipal Corp.)	6.88	12/1/40	1,625,000		2,089,181

71

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Mississippi - .3% (continued)
Warren County, Gulf Opportunity Zone Revenue (International Paper Company Projects)	5.80	5/1/34	1,500,000		1,651,575
				3,740,756
Missouri - .1%
Stoddard County Industrial Development Authority, Health Facilities Revenue, Refunding (SoutheastHEALTH Obligated Group)	4.25	3/1/42	1,000,000		1,003,880
New Hampshire - .9%
New Hampshire Business Finance Authority, PCR (Public Service Company of New Hampshire Project) (Insured; National Public Finance Guarantee Corp.)	1.91	5/1/21	12,250,000	[g]	12,188,750
New Jersey - 2.8%
New Jersey, COP (Equipment Lease Purchase Agreement) (Prerefunded)	5.25	6/15/19	1,000,000	[a]	1,077,020
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/26	2,500,000		2,714,325
New Jersey Economic Development Authority, Private Activity Revenue (The Goethals Bridge Replacement Project)	5.13	1/1/34	5,325,000		5,806,167
New Jersey Economic Development Authority, Private Activity Revenue (The Goethals Bridge Replacement Project)	5.38	1/1/43	5,500,000		6,154,225
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/29	13,000,000		14,584,180
New Jersey Health Care Facilities Financing Authority, Revenue (Saint Peter's University Hospital Obligated Group Issue)	6.25	7/1/35	1,500,000		1,646,520
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes	5.00	6/15/30	1,500,000		1,651,875
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes	5.00	6/15/31	3,000,000		3,069,300
				36,703,612
New York - 8.2%
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center Project) (Prerefunded)	6.00	1/15/20	9,500,000	[a]	10,650,830
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center Project) (Prerefunded)	6.25	1/15/20	6,000,000	[a]	6,762,000
Hudson Yards Infrastructure Corporation, Revenue	5.75	2/15/47	2,020,000		2,325,646
Hudson Yards Infrastructure Corporation, Revenue (Preredunded)	5.75	2/15/21	2,980,000	[a]	3,455,727
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	140,000		149,727
Metropolitan Transportation Authority, Transportation Revenue (Prerefunded)	6.50	11/15/18	55,000	[a]	58,812
Metropolitan Transportation Authority Hudson Rail Yards Trust, Obligations Revenue	5.00	11/15/56	5,000,000		5,664,200
New York City, GO	6.00	10/15/23	245,000		259,563
New York City, GO	5.00	12/1/34	2,000,000		2,397,780
New York City, GO	5.00	12/1/35	2,000,000		2,388,680
New York City, GO	5.00	12/1/37	3,150,000		3,739,396
New York City, GO	5.00	12/1/41	4,000,000		4,691,240
New York City, GO (Prerefunded)	6.00	10/15/18	255,000	[a]	269,984
New York City Industrial Development Agency, PILOT Revenue (Queens Baseball Stadium Project) (Insured; Assured Guaranty Corp.)	6.50	1/1/46	325,000		348,657
New York City Industrial Development Agency, PILOT Revenue (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/49	1,300,000		1,417,455

72

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
New York - 8.2% (continued)
New York City Industrial Development Agency, PILOT Revenue (Yankee Stadium Project) (Insured; FGIC), CPI + .79%	2.52	3/1/20	6,100,000	[d]	6,126,962
New York City Municipal Water Finance Authority, Water and Sewer System Revenue	5.75	6/15/40	10,840,000		11,275,768
New York City Municipal Water Finance Authority, Water and Sewer System Revenue (Prerefunded)	5.75	6/15/18	3,250,000	[a]	3,378,862
New York Counties Tobacco Trust VI, Tobacco Settlement Pass-Through Bonds	5.00	6/1/51	4,585,000		4,733,600
New York Liberty Development Corporation, Liberty Revenue (4 World Trade Center Project)	5.75	11/15/51	5,000,000		5,825,050
New York Liberty Development Corporation, Liberty Revenue (7 World Trade Center Project)	5.00	3/15/44	2,000,000		2,187,180
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	10,000,000	[b]	10,895,000
New York State Dormitory Authority, Revenue (Pace University)	5.00	5/1/38	500,000		539,560
New York State Environmental Facilities Corporation, SWDR (Waste Management, Inc. Project)	1.18	11/1/17	3,000,000		3,000,000
Port Authority of New York and New Jersey, Special Project Revenue (JFK International Air Terminal LLC Project)	6.00	12/1/42	5,000,000		5,600,950
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	0.00	11/15/27	2,000,000	[c]	1,555,420
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	0.00	11/15/28	4,715,000	[c]	3,509,516
Triborough Bridge and Tunnel Authority, Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/31	5,000,000	[c]	3,266,250
Triborough Bridge and Tunnel Authority, Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/32	3,000,000	[c]	1,886,670
				108,360,485
North Carolina - .7%
North Carolina Eastern Municipal Power Agency, Power System Revenue (Insured; Assured Guaranty Corp.) (Escrowed to Maturity)	6.00	1/1/19	105,000		109,216
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/33	1,550,000		1,859,798
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/34	1,000,000		1,194,990
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/35	1,000,000		1,191,110
North Carolina Turnpike Authority, Monroe Expressway Toll Revenue	5.00	7/1/47	4,000,000		4,442,720
				8,797,834
Ohio - 1.0%
Butler County, Port Authority Project Revenue (Storypoint Fairfield Project)	6.38	1/15/43	1,500,000	[b]	1,550,610
Cuyahoga County Hospital, Revenue (The Metrohealth System)	5.00	2/15/57	2,000,000		2,126,920
Montgomery County, Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,115,000		1,168,843
Ohio, Private Activity Revenue (Portsmouth Gateway Group, LLC - Borrower) (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/35	3,000,000		3,373,620
Ohio, Private Activity Revenue (Portsmouth Gateway Group, LLC - Borrower) (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/39	2,000,000		2,232,920
Ohio Turnpike and Infrastructure Commission, Turnpike Junior Lien Revenue (Infrastructure Projects)	0/5.70	2/15/34	3,000,000	[f]	2,940,990
				13,393,903
Pennsylvania - 1.0%
Beaver County Industrial Development Authority, PCR (FirstEnergy Nuclear Generation Project)	4.38	7/1/22	2,500,000		2,461,800
Chester County Health and Education Facilities Authority Health System, Revenue (Main Line Health System)	4.00	10/1/42	2,000,000		2,101,660

73

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Pennsylvania - 1.0% (continued)
Pennsylvania Economic Development Financing Authority, Water Facilities Revenue (Aqua Pennsylvania, Inc. Project)	5.00	12/1/43	4,425,000		4,888,873
Pennsylvania Higher Educational Facilities Authority, Revenue (The Foundation for Indiana University of Pennsylvania Student Housing Project at Indiana University of Pennsylvania)	5.00	7/1/32	1,000,000		1,099,720
Pennsylvania Higher Educational Facilities Authority, Revenue (University of Pennsylvania Health System) (Prerefunded)	5.75	8/15/21	2,550,000	[a]	3,016,446
				13,568,499
Rhode Island - .6%
Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue (Providence College Issue)	5.00	11/1/45	7,000,000		7,909,650
South Carolina - .7%
South Carolina Public Service Authority, Revenue	5.00	12/1/36	2,000,000		2,277,660
Spartanburg South Carolina Waterworks, Revenue, Refunding	5.00	6/1/39	5,740,000		6,832,322
				9,109,982
Texas - 17.0%
Arlington Higher Education Finance Corporation, Revenue (Uplift Education)	5.00	12/1/36	1,315,000		1,448,893
Arlington Higher Education Finance Corporation, Revenue (Uplift Education)	5.00	12/1/46	1,100,000		1,198,043
Austin, Airport System Revenue	5.00	11/15/46	13,120,000		15,205,030
Bexar County Health Facilities Development Corporation, Revenue (Army Retirement Residence Foundation Project)	5.00	7/15/41	1,750,000		1,912,347
Bexar County Health Facilities Development Corporation, Revenue (Army Retirement Residence Foundation Project)	4.00	7/15/45	3,750,000		3,794,625
Central Texas Regional Mobility Authority, Senior Lien Revenue	5.00	1/1/40	7,300,000		8,279,514
Central Texas Regional Mobility Authority, Senior Lien Revenue	5.00	1/1/46	2,000,000		2,261,420
Central Texas Regional Mobility Authority, Senior Lien Revenue (Prerefunded)	6.00	1/1/21	5,000,000	[a]	5,803,200
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	5.00	8/15/32	2,745,000		2,984,144
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	6.00	8/15/33	1,500,000		1,765,200
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	5.00	8/15/42	6,135,000		6,581,996
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	6.00	8/15/43	2,770,000		3,251,260
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools) (Prerefunded)	5.50	8/15/21	1,250,000	[a]	1,457,037
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools) (Prerefunded)	5.75	8/15/21	1,000,000	[a]	1,175,260
Clifton Higher Education Finance Corporation, Education Revenue (Uplift Education)	5.00	12/1/45	3,855,000		4,152,066
Clint Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/45	5,000,000		5,760,300
Dallas and Fort Worth, Joint Improvement Revenue (Dallas/Fort Worth International Airport)	5.00	11/1/32	7,500,000		8,451,000
El Paso Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/42	6,000,000		7,023,540
Grand Parkway Transportation Corporation, Grand Parkway System First Tier Toll Revenue	5.50	4/1/53	4,500,000		5,153,490
Grand Parkway Transportation Corporation, Grand Parkway System Subordinate Tier Toll Revenue (Toll Equity Loan Agreement Supported)	0/5.20	10/1/31	2,000,000	[f]	1,922,620
Grand Parkway Transportation Corporation, Grand Parkway System Subordinate Tier Toll Revenue (Toll Equity Loan Agreement Supported)	0/5.40	10/1/33	2,500,000	[f]	2,398,300

74

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Texas - 17.0% (continued)
Grand Parkway Transportation Corporation, Grand Parkway System Subordinate Tier Toll Revenue (Toll Equity Loan Agreement Supported)	0/5.45	10/1/34	2,235,000	[f]	2,136,325
Harris County Health Facilities Development Corporation, HR (Memorial Hermann Healthcare System) (Prerefunded)	7.00	12/1/18	1,000,000	[a]	1,077,140
Houston, Airport System Subordinate Lien Revenue	5.00	7/1/32	500,000		557,525
Houston, Airport System Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.), Auction-Based	2.44	7/1/30	9,825,000	[d]	9,137,250
Houston, Airport System Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.), Auction-Based	2.46	7/1/30	3,400,000	[d]	3,162,000
Houston Higher Education Finance Corporation, Education Revenue (Cosmos Foundation, Inc.) (Prerefunded)	6.50	5/15/21	1,530,000	[a]	1,831,349
Houston Higher Education Finance Corporation, Education Revenue (Cosmos Foundation, Inc.) (Prerefunded)	6.50	5/15/21	1,270,000	[a]	1,514,513
Houston Higher Education Finance Corporation, Higher Education Revenue (Cosmos Foundation, Inc.) (Escrowed to Maturity)	5.88	5/15/21	500,000		542,525
Houston Higher Education Finance Corporation, Higher Education Revenue (Cosmos Foundation, Inc.) (Prerefunded)	6.88	5/15/21	4,400,000	[a]	5,323,736
Mission Economic Development Corporation, Senior Lien Revenue (Natgasoline Project)	5.75	10/1/31	1,000,000	[b]	1,046,570
Newark Higher Education Finance Corporation, Education Revenue (A+ Charter Schools, Inc.)	5.50	8/15/35	750,000	[b]	765,953
Newark Higher Education Finance Corporation, Education Revenue (A+ Charter Schools, Inc.)	5.75	8/15/45	1,000,000	[b]	1,026,920
North Texas Education Finance Corporation, Education Revenue (Uplift Education)	4.88	12/1/32	1,630,000		1,714,092
North Texas Tollway Authority, First Tier System Revenue	6.00	1/1/38	7,000,000		8,025,220
North Texas Tollway Authority, Special Projects System Revenue	5.50	9/1/41	20,000,000		23,280,800
Pottsboro Higher Education Finance Corporation, Education Revenue (Imagine International Academy of North Texas, LLC)	5.00	8/15/46	1,000,000		1,014,620
Schertz-Cibolo-Universal City Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	4.00	2/1/46	4,000,000		4,264,800
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (Blueridge Transportation Group, State Highway 288 Toll Lanes Project)	5.00	12/31/45	1,000,000		1,103,760
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (LBJ Infrastructure Group LLC IH-635 Managed Lanes Project)	7.00	6/30/40	11,175,000		12,683,401
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (North Tarrant Express Mobility Partners Segments 3 LLC Segments 3A and 3B Facility)	7.00	12/31/38	10,000,000		11,603,100
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (North Tarrant Express Mobility Partners Segments 3 LLC Segments 3A and 3B Facility)	6.75	6/30/43	5,000,000		5,800,750
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project)	7.50	12/31/31	2,500,000		2,821,950
Texas Transportation Commission, Central Texas Turnpike System First Tier Revenue	5.00	8/15/37	15,950,000		18,088,895
Texas Transportation Commission, Central Texas Turnpike System First Tier Revenue	5.00	8/15/41	6,000,000		6,730,680
Ysleta Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/47	5,000,000		5,833,050
				223,066,209
Utah - 2.0%
Salt Lake City, Airport Revenue (Salt Lake International Airport)	5.00	7/1/42	1,000,000		1,178,510
Salt Lake City, Airport Revenue (Salt Lake International Airport)	5.00	7/1/42	4,000,000		4,636,080

75

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Utah - 2.0% (continued)
Salt Lake County, GO, TRANS	2.00	12/28/17	20,000,000		20,083,600
				25,898,190
Vermont - .1%
Burlington, Airport Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/30	1,000,000		1,132,610
Virginia - 2.2%
Chesapeake, Transportation System Senior Toll Road Revenue	0/4.87	7/15/40	2,000,000	[f]	1,658,060
Virginia Small Business Financing Authority, Revenue	5.00	1/1/40	12,395,000		13,442,006
Virginia Small Business Financing Authority, Senior Lien Revenue (95 Express Lanes LLC Project)	5.00	1/1/40	7,510,000		8,142,192
Virginia Small Business Financing Authority, Senior Lien Revenue (Elizabeth River Crossing Opco, LLC Project)	5.25	1/1/32	4,000,000		4,428,520
Virginia Small Business Financing Authority, Senior Lien Revenue (Elizabeth River Crossing Opco, LLC Project)	6.00	1/1/37	1,665,000		1,896,951
				29,567,729
Washington - .3%
Washington Economic Development Finance Authority, Environmental Facilities Revenue (Columbia Pulp I LLC Project)	7.50	1/1/32	3,500,000	[b]	3,843,770
Wisconsin - 1.2%
Oneida Tribe of Indians, Retail Sales Revenue	6.50	2/1/31	1,325,000	[b]	1,436,008
Public Finance Authority, Limited Obligation Pilot Revenue (American Dream @ Meadowlands Project)	5.00	12/1/27	2,000,000	[b]	2,101,560
Wisconsin, General Fund Annual Appropriation Bonds (Prerefunded)	5.75	5/1/19	130,000	[a]	140,654
Wisconsin, General Fund Annual Appropriation Bonds (Prerefunded)	5.75	5/1/19	1,370,000	[a]	1,482,271
Wisconsin, General Fund Annual Appropriation Bonds (Prerefunded)	6.00	5/1/19	930,000	[a]	1,010,054
Wisconsin, General Fund Annual Appropriation Bonds (Prerefunded)	6.00	5/1/19	70,000	[a]	76,026
Wisconsin Center District, Senior Dedicated Tax Revenue (Milwaukee Arena Project) (Insured; Assured Guaranty Municipal Corp.)	0.00	12/15/44	8,735,000	[c]	3,114,377
Wisconsin Center District, Senior Dedicated Tax Revenue (Milwaukee Arena Project) (Insured; Assured Guaranty Municipal Corp.)	0.00	12/15/46	3,990,000	[c]	1,312,670
Wisconsin Health & Educational Facilities Authority, Revenue, Refunding (Marshfield Clinic Health Systems)	5.00	2/15/47	5,000,000		5,601,500
				16,275,120
U.S. Related - 3.5%
A.B. Won International Airport Authority of Guam, General Revenue	6.25	10/1/34	1,000,000		1,132,730
A.B. Won International Airport Authority of Guam, General Revenue	6.38	10/1/43	1,000,000		1,141,560
A.B. Won International Airport Authority of Guam, General Revenue (Insured; Assured Guaranty Municipal Corp.)	6.00	10/1/34	2,000,000		2,350,760
A.B. Won International Airport Authority of Guam, General Revenue (Insured; Assured Guaranty Municipal Corp.)	6.13	10/1/43	2,000,000		2,354,840
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	2,500,000		2,858,275
Guam, Hotel Occupancy Tax Revenue	6.13	11/1/31	5,000,000		5,702,700
Guam, Hotel Occupancy Tax Revenue	6.50	11/1/40	2,000,000		2,302,040
Guam, LOR (Section 30)	5.00	12/1/46	1,500,000		1,651,485
Guam Government Department of Education, COP (John F. Kennedy High School Project)	6.63	12/1/30	1,000,000		1,048,090
Puerto Rico Commonwealth, GO	8.00	7/1/35	5,000,000	[h]	2,893,750

76

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
U.S. Related - 3.5% (continued)
Puerto Rico Electric Power Authority, Power Revenue	5.00	7/1/22	2,000,000	[h]	1,180,000
Puerto Rico Electric Power Authority, Power Revenue	6.75	7/1/36	10,000,000	[h]	5,900,000
Puerto Rico Electric Power Authority, Power Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/21	500,000		505,995
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/21	500,000	[h]	32,190
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue	5.00	8/1/22	4,585,000	[h]	2,905,744
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000	[f]	147,645
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	6.75	8/1/32	15,000,000	[h]	3,802,500
Virgin Islands Public Finance Authority, Revenue (Virgin Islands Gross Receipts Taxes Loan Note)	5.00	10/1/29	2,250,000		1,697,040
Virgin Islands Public Finance Authority, Revenue (Virgin Islands Gross Receipts Taxes Loan Note)	5.00	10/1/30	5,000,000		3,746,700
Virgin Islands Public Finance Authority, Revenue (Virgin Islands Gross Receipts Taxes Loan Note)	5.00	10/1/34	1,500,000		1,087,125
Virgin Islands Public Finance Authority, Subordinated Revenue (Virgin Islands Matching Fund Loan Note - Diageo Project)	6.75	10/1/37	1,250,000		955,638
				45,396,807
Total Long-Term Municipal Investments (cost $1,250,806,453)			1,325,594,140
Description
Short-Term Municipal Investments - 2.0%
Indiana - .1%
Indiana Finance Authority, Environmental Revenue, Refunding (Duke Energy Indiana, Inc. Project) (LOC; Sumitomo Mitsui Banking Corp.)	0.81	9/1/17	2,000,000	[i,j]	2,000,000
Iowa - .3%
Iowa Higher Education Loan Authority, Private College Facility Revenue (Des Moines University Project) (LOC; BMO Harris Bank NA)	0.85	9/1/17	3,500,000	[i,j]	3,500,000
Missouri - .1%
Missouri Health and Educational Facilities Authority, Educational Facilities Revenue (Ranken Technology College) (LOC; Northern Trust Company)	0.85	9/1/17	2,000,000	[i,j]	2,000,000
New York - 1.0%
New York State Housing Finance Agency, Housing Revenue (505 West 37th Street) (LOC; Landesbank Hessen-Thuringen Girozentrale)	0.86	9/1/17	3,800,000	[i,j]	3,800,000
New York State Housing Finance Agency, Housing Revenue (Maestro West Chelsea) (LOC; Wells Fargo Bank)	0.82	9/7/17	3,500,000	[i,j]	3,500,000
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels) (LOC; Wells Fargo Bank)	0.81	9/1/17	1,500,000	[i,j]	1,500,000
Yonkers Industrial Development Agency Civic Facility, Revenue (Consumers Union) (LOC; JPMorgan Chase Bank NA)	0.82	9/7/17	5,000,000	[i,j]	5,000,000
				13,800,000
Pennsylvania - .0%
Luzerne County Convention Center Authority, Revenue (LOC; PNC Bank NA)	0.78	9/7/17	90,000	[i,j]	90,000
Tennessee - .2%
Clarksville Public Building Authority, Pooled Financing Revenue (Tennessee Municipal Bond Fund) (LOC; Bank of America)	0.90	9/1/17	1,400,000	[i,j]	1,400,000
Montgomery County Public Building Authority, Pooled Financing Revenue (Tennessee County Loan Pool) (LOC; Bank of America)	0.90	9/1/17	900,000	[i,j]	900,000
				2,300,000

77

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	a	Value ($)
Short-Term Municipal Investments - 2.0% (continued)
Texas - .3%
Austin Hotel Occupancy Tax Subordinate, Revenue, Refunding (LOC; JPMorgan Chase Bank NA)	0.81	9/7/17	3,450,000	[i,j]	3,450,000
Total Short-Term Municipal Investments (cost $27,140,000)			27,140,000
Total Investments (cost $1,277,946,453)			102.8%	1,352,734,140
Liabilities, Less Cash and Receivables			(2.8%)	(37,371,685)
Net Assets			100.0%	1,315,362,455

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, these securities were valued at $175,698,059 or 13.36% of net assets.

c Security issued with a zero coupon. Income is recognized through the accretion of discount.

d Variable rate security—rate shown is the interest rate in effect at period end.

e Collateral for floating rate borrowings.

f Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

g Auction Rate Security—interest rate is reset periodically under an auction process that is conducted by an auction agent. Rate shown is the interest rate in effect at period end.

h Non-income producing—security in default.

i Variable rate demand note—rate shown is the interest rate in effect at August 31, 2017. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

j The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	26.5
Education	19.5
Health Care	15.4
Special Tax	7.9
Prerefunded	5.9
Industrial	4.0
State/Territory	3.3
Lease	3.0
Utility-Water and Sewer	2.4
City	2.3
Utility-Electric	1.9
County	1.1
Housing	.9
Resource Recovery	.7
Pollution Control	.1
Other	7.9
102.8

† Based on net assets.

See notes to financial statements.

78

STATEMENTS OF FUTURES
August 31, 2017

BNY Mellon National Intermediate Municipal Bond Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury 10 Year Notes	169	12/2017	(21,412,782)	(21,460,360)	(47,578)
U.S. Treasury 5 Year Notes	226	12/2017	(26,752,633)	(26,781,000)	(28,367)
Ultra 10 Year U.S. Treasury Notes	509	12/2017	(69,271,718)	(69,494,406)	(222,688)
Gross Unrealized Depreciation				(298,633)

See notes to financial statements.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury 10 Year Notes	17	12/2017	(2,153,953)	(2,158,734)	(4,781)
U.S. Treasury 5 Year Notes	23	12/2017	(2,722,625)	(2,725,500)	(2,875)
Ultra 10 Year U.S. Treasury Notes	51	12/2017	(6,940,781)	(6,963,094)	(22,313)
Gross Unrealized Depreciation				(29,969)

See notes to financial statements.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury 10 Year Notes	24	12/2017	(3,040,875)	(3,047,625)	(6,750)
U.S. Treasury 5 Year Notes	32	12/2017	(3,788,000)	(3,792,000)	(4,000)
Ultra 10 Year U.S. Treasury Notes	73	12/2017	(9,934,843)	(9,966,781)	(31,938)
Gross Unrealized Depreciation				(42,688)

See notes to financial statements.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury 10 Year Notes	13	12/2017	(1,647,141)	(1,650,797)	(3,656)
U.S. Treasury 5 Year Notes	17	12/2017	(2,012,375)	(2,014,500)	(2,125)
Ultra 10 Year U.S. Treasury Notes	39	12/2017	(5,307,656)	(5,324,719)	(17,063)
Gross Unrealized Depreciation				(22,844)

See notes to financial statements.

BNY Mellon Municipal Opportunities Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury 10 Year Notes	213	12/2017	(26,987,766)	(27,047,672)	(59,906)
U.S. Treasury 5 Year Notes	630	12/2017	(74,576,250)	(74,655,000)	(78,750)
U.S. Treasury Ultra Long Bond	300	12/2017	(50,418,750)	(50,718,750)	(300,000)
Ultra 10 Year U.S. Treasury Notes	933	12/2017	(127,109,843)	(127,383,656)	(273,813)
Gross Unrealized Depreciation				(712,469)

See notes to financial statements.

79

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

80

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2017

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Assets ($):
Investments in securities—See Statements of Investments†	2,120,963,954	905,786,523	212,460,858	309,933,477
Cash collateral held by broker—Note 4	1,099,100	-	110,425	157,100
Interest receivable	24,732,000	7,390,529	2,457,675	3,073,813
Receivable for investment securities sold	27,376,980	-	31,940	-
Receivable for shares of Beneficial Interest subscribed	2,744,348	1,153,637	1,200	22,300
Prepaid expenses	28,376	25,794	17,900	19,738
	2,176,944,758	914,356,483	215,079,998	313,206,428
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	684,214	298,331	104,027	105,875
Due to Administrator—Note 3(a)	224,056	94,405	22,604	32,124
Cash overdraft due to Custodian	2,323,328	390,660	369,906	415,924
Payable for investment securities purchased	26,342,410	10,093,550	-	5,496,200
Payable for shares of Beneficial Interest redeemed	1,229,645	655,099	10,018	432,042
Payable for futures variation margin—Note 4	164,234	-	16,492	23,484
Accrued expenses	101,193	61,373	56,927	62,902
	31,069,080	11,593,418	579,974	6,568,551
Net Assets ($)	2,145,875,678	902,763,065	214,500,024	306,637,877
Composition of Net Assets ($):
Paid-in capital	2,060,012,433	903,412,623	207,844,854	297,495,114
Accumulated net realized gain (loss) on investments	(1,098,307)	(2,417,716)	(177,672)	(502,565)
Accumulated net unrealized appreciation (depreciation) on investments	87,260,185	1,768,158	6,862,811	9,688,016
Accumulated net unrealized appreciation (depreciation) on futures	(298,633)	-	(29,969)	(42,688)
Net Assets ($)	2,145,875,678	902,763,065	214,500,024	306,637,877
† Investments at cost ($)	2,033,703,769	904,018,365	205,598,047	300,245,461
Net Asset Value Per Share
Class M
Net Assets ($)	2,093,660,050	889,236,672	209,456,819	297,242,798
Shares Outstanding	153,443,043	69,319,574	17,112,289	23,305,446
Net Asset Value Per Share ($)	13.64	12.83	12.24	12.75
Investor Shares
Net Assets ($)	52,215,628	13,526,393	5,043,205	9,395,079
Shares Outstanding	3,831,051	1,055,021	412,519	736,798
Net Asset Value Per Share ($)	13.63	12.82	12.23	12.75

See notes to financial statements.

81

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Assets ($):
Investments in securities—See Statements of Investments†	164,363,629	1,352,734,140
Cash collateral held by broker—Note 4	84,075	3,148,200
Interest receivable	1,866,220	13,552,073
Receivable for shares of Beneficial Interest subscribed	9,441	-
Receivable for investment securities sold	-	31,420,955
Prepaid expenses and other assets	19,358	141,680
	166,342,723	1,400,997,048
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	66,062	609,327
Due to Administrator—Note 3(a)	17,375	139,138
Cash overdraft due to Custodian	180,304	2,142,811
Payable for futures variation margin—Note 4	12,570	524,578
Payable for shares of Beneficial Interest redeemed	3,326	335,923
Payable for floating rate notes issued—Note 4	-	58,975,000
Payable for investment securities purchased	-	22,594,290
Interest and expense payable related to floating rate notes issued—Note 4	-	218,759
Accrued expenses	47,900	94,767
	327,537	85,634,593
Net Assets ($)	166,015,186	1,315,362,455
Composition of Net Assets ($):
Paid-in capital	159,638,511	1,267,814,264
Accumulated net realized gain (loss) on investments	(309,993)	(26,527,027)
Accumulated net unrealized appreciation (depreciation) on investments	6,709,512	74,787,687
Accumulated net unrealized appreciation (depreciation) on futures	(22,844)	(712,469)
Net Assets ($)	166,015,186	1,315,362,455
† Investments at cost ($)	157,654,117	1,277,946,453
Net Asset Value Per Share
Class M
Net Assets ($)	152,922,591	1,257,497,676
Shares Outstanding	13,657,029	95,615,144
Net Asset Value Per Share ($)	11.20	13.15
Investor Shares
Net Assets ($)	13,092,595	57,864,779
Shares Outstanding	1,168,547	4,398,032
Net Asset Value Per Share ($)	11.20	13.16

See notes to financial statements.

82

STATEMENTS OF OPERATIONS

Year Ended August 31, 2017

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Investment Income ($):
Interest Income	64,630,622	13,906,536	7,276,096	9,143,338
Expenses:
Investment advisory fee—Note 3(a)	7,496,313	3,358,514	1,157,076	1,104,295
Administration fee—Note 3(a)	2,665,977	1,194,503	288,076	392,731
Trustees’ fees and expenses—Note 3(c)	154,167	70,066	17,188	21,875
Shareholder servicing costs—Note 3(b)	130,305	26,207	13,702	24,678
Custodian fees—Note 3(b)	110,195	75,194	20,435	27,825
Professional fees	99,722	59,140	48,348	53,352
Loan commitment fees—Note 2	50,356	22,790	6,437	7,622
Registration fees	47,949	51,751	33,572	32,626
Prospectus and shareholders’ reports	16,562	14,850	10,437	14,374
Miscellaneous	118,914	68,812	42,396	57,997
Total Expenses	10,890,460	4,941,827	1,637,667	1,737,375
Less—reduction in fees due to earnings credits—Note 3(b)	(398)	(109)	(189)	(152)
Net Expenses	10,890,062	4,941,718	1,637,478	1,737,223
Investment Income—Net	53,740,560	8,964,818	5,638,618	7,406,115
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(479,519)	(2,372,606)	367,131	637,340
Net realized gain (loss) on futures	2,271,276	-	276,471	416,028
Net Realized Gain (Loss)	1,791,757	(2,372,606)	643,602	1,053,368
Net unrealized appreciation (depreciation) on investments	(49,991,476)	(1,534,285)	(6,361,528)	(10,309,220)
Net unrealized appreciation (depreciation) on futures	(274,821)	-	(27,266)	(38,875)
Net Unrealized Appreciation (Depreciation)	(50,266,297)	(1,534,285)	(6,388,794)	(10,348,095)
Net Realized and Unrealized Gain (Loss) on Investments	(48,474,540)	(3,906,891)	(5,745,192)	(9,294,727)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,266,020	5,057,927	(106,574)	(1,888,612)

See notes to financial statements.

83

STATEMENTS OF OPERATIONS (continued)

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Investment Income ($):
Interest Income	5,080,754	49,980,152
Expenses:
Investment advisory fee—Note 3(a)	855,809	5,992,419
Administration fee—Note 3(a)	213,059	1,491,512
Professional fees	43,380	80,046
Shareholder servicing costs—Note 3(b)	34,084	86,212
Registration fees	34,067	62,494
Prospectus and shareholders’ reports	17,914	12,778
Custodian fees—Note 3(b)	17,155	83,243
Trustees’ fees and expenses—Note 3(c)	14,480	82,335
Loan commitment fees—Note 2	3,985	25,955
Interest and expense related to floating rate notes issued—Note 4	-	857,829
Miscellaneous	43,957	88,435
Total Expenses	1,277,890	8,863,258
Less—reduction in expenses due to undertakings—Note 3(a)	(230,644)	-
Less—reduction in fees due to earnings credits—Note 3(b)	(534)	(196)
Net Expenses	1,046,712	8,863,062
Investment Income—Net	4,034,042	41,117,090
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	224,278	11,307,754
Net realized gain (loss) on futures	196,830	5,480,110
Net Realized Gain (Loss)	421,108	16,787,864
Net unrealized appreciation (depreciation) on investments	(4,649,762)	(34,656,018)
Net unrealized appreciation (depreciation) on futures	(20,875)	(632,586)
Net Unrealized Appreciation (Depreciation)	(4,670,637)	(35,288,604)
Net Realized and Unrealized Gain (Loss) on Investments	(4,249,529)	(18,500,740)
Net Increase (Decrease) in Net Assets Resulting from Operations	(215,487)	22,616,350

See notes to financial statements.

84

STATEMENT OF CASH FLOWS
Year Ended August 31, 2017

BNY Mellon Municipal Opportunities Fund
Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(584,105,202)
Proceeds from sales of portfolio securities	371,733,355
Futures transactions	5,601,011
Net purchase of short-term portfolio securities	(20,815,000)
Interest received	52,951,261
Operating expenses paid	(2,839,777)
Cash paid to The Dreyfus Corporation for investment advisory fee	(5,905,215)
Net Cash provided by Operating Activities		(183,379,567)
Cash Flows from Financing Activities ($):
Net Beneficial Interest transactions	208,054,227
Dividends paid	(25,418,447)
Net increase (decrease) in cash	743,787
Net Cash Used in Financing Activities		183,379,567
Cash at beginning of period		-
Cash at end of period		-
Reconciliation of Net Decrease in Net Assets Resulting from Operations to Net Cash provided by Operating Activities ($):
Net Increase in Net Assets Resulting from Operations		22,616,350
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities ($):
Purchases of portfolio securities		(584,105,202)
Proceeds from sales of portfolio securities		371,733,355
Futures transactions		5,601,011
Net purchases of short-term portfolio securities		(20,815,000)
Increase in interest receivable		(1,801,487)
Increase in accrued expenses		18,303
Increase in prepaid expenses and other assets		(9,567)
Increase in Due to The Dreyfus Corporation and affiliates		87,204
Increase in Due to Administrator		22,130
Decrease in interest and expense payable related to floating rate notes issued		(19,619)
Net realized gain on investments and futures transactions		(16,787,864)
Net unrealized depreciation on investments and futures		35,288,604
Net amortization of premiums on investments		4,792,215
Net Cash Provided by Operating Activities		(183,379,567)
Supplemental non-cash financing disclosure:
Reinvestment of dividends		15,448,225

See notes to financial statements.

85

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate Municipal Bond Fund		BNY Mellon National Short-Term Municipal Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2017	2016	2017	2016
Operations ($):
Investment income—net	53,740,560	55,074,682	8,964,818	8,593,002
Net realized gain (loss) on investments	1,791,757	8,381,167	(2,372,606)	1,414,237
Net unrealized appreciation (depreciation) on investments	(50,266,297)	60,585,704	(1,534,285)	2,131,577
Net Increase (Decrease) in Net Assets Resulting from Operations	5,266,020	124,041,553	5,057,927	12,138,816
Distributions to Shareholders from ($):
Investment income—net:
Class M	(52,338,335)	(53,472,330)	(8,877,598)	(8,533,801)
Investor Shares	(1,168,985)	(1,201,131)	(74,272)	(51,886)
Net realized gain on investments:
Class M	(14,139,955)	(311,121)	(1,195,000)	(564,699)
Investor Shares	(353,740)	(7,743)	(8,660)	(4,219)
Total Distributions	(68,001,015)	(54,992,325)	(10,155,530)	(9,154,605)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	464,961,765	446,910,370	351,029,658	510,854,039
Investor Shares	39,289,745	22,844,489	20,423,368	13,119,723
Distributions reinvested:
Class M	14,329,916	8,175,890	2,217,207	2,160,503
Investor Shares	1,160,740	913,677	64,988	41,803
Cost of shares redeemed:
Class M	(548,178,549)	(269,483,160)	(563,035,625)	(419,336,843)
Investor Shares	(41,884,372)	(20,370,559)	(12,880,518)	(19,480,019)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(70,320,755)	188,990,707	(202,180,922)	87,359,206
Total Increase (Decrease) in Net Assets	(133,055,750)	258,039,935	(207,278,525)	90,343,417
Net Assets ($):
Beginning of Period	2,278,931,428	2,020,891,493	1,110,041,590	1,019,698,173
End of Period	2,145,875,678	2,278,931,428	902,763,065	1,110,041,590
Capital Share Transactions (Shares):
Class Ma
Shares sold	34,444,410	32,344,857	27,512,365	39,780,572
Shares issued for distributions reinvested	1,071,958	591,223	173,928	168,311
Shares redeemed	(40,856,606)	(19,527,706)	(44,177,739)	(32,660,748)
Net Increase (Decrease) in Shares Outstanding	(5,340,238)	13,408,374	(16,491,446)	7,288,135
Investor Shares[a]
Shares sold	2,904,127	1,656,631	1,600,474	1,022,248
Shares issued for distributions reinvested	86,441	66,122	5,092	3,258
Shares redeemed	(3,110,518)	(1,478,831)	(1,007,809)	(1,516,993)
Net Increase (Decrease) in Shares Outstanding	(119,950)	243,922	597,757	(491,487)

a  During the period ended August 31, 2017, 2,722,998 Class M shares representing $36,899,982 were exchanged for 2,726,012 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 1,231,437 Class M shares representing $15,723,475 were exchanged for 1,232,157 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund. During the period ended August 31, 2016, 1,615,596 Class M shares representing $22,300,611 were exchanged for 1,617,313 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 1,019,730 Class M shares representing $13,095,762 were exchanged for 1,020,395 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund.

See notes to financial statements.

86

	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund		BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2017	2016	2017	2016
Operations ($):
Investment income—net	5,638,618	6,910,537	7,406,115	8,180,432
Net realized gain (loss) on investments	643,602	3,033,976	1,053,368	2,527,957
Net unrealized appreciation (depreciation) on investments	(6,388,794)	6,166,564	(10,348,095)	8,616,605
Net Increase (Decrease) in Net Assets Resulting from Operations	(106,574)	16,111,077	(1,888,612)	19,324,994
Distributions to Shareholders from ($):
Investment income—net:
Class M	(5,519,051)	(6,770,211)	(7,200,296)	(7,991,350)
Investor Shares	(119,567)	(138,974)	(205,819)	(187,729)
Net realized gain on investments:
Class M	(3,691,537)	(848,376)	(2,949,849)	-
Investor Shares	(86,542)	(20,018)	(92,935)	-
Total Distributions	(9,416,697)	(7,777,579)	(10,448,899)	(8,179,079)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	24,449,460	14,446,424	71,259,007	72,373,497
Investor Shares	2,708,628	6,992,631	5,566,606	2,551,555
Distributions reinvested:
Class M	2,397,494	867,070	2,530,486	1,577,519
Investor Shares	181,526	117,564	235,740	156,147
Cost of shares redeemed:
Class M	(63,118,005)	(45,185,314)	(124,543,987)	(35,329,243)
Investor Shares	(3,593,488)	(6,862,020)	(4,590,867)	(3,223,400)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(36,974,385)	(29,623,645)	(49,543,015)	38,106,075
Total Increase (Decrease) in Net Assets	(46,497,656)	(21,290,147)	(61,880,526)	49,251,990
Net Assets ($):
Beginning of Period	260,997,680	282,287,827	368,518,403	319,266,413
End of Period	214,500,024	260,997,680	306,637,877	368,518,403
Capital Share Transactions (Shares):
Class Ma
Shares sold	2,025,605	1,157,054	5,661,003	5,580,704
Shares issued for distributions reinvested	200,854	69,588	201,893	121,414
Shares redeemed	(5,219,093)	(3,607,100)	(9,929,865)	(2,728,472)
Net Increase (Decrease) in Shares Outstanding	(2,992,634)	(2,380,458)	(4,066,969)	2,973,646
Investor Shares[a]
Shares sold	223,741	558,093	442,792	196,148
Shares issued for distributions reinvested	15,096	9,395	18,765	12,025
Shares redeemed	(298,376)	(547,547)	(364,170)	(246,900)
Net Increase (Decrease) in Shares Outstanding	(59,539)	19,941	97,387	(38,727)

a  During the period ended August 31, 2017, 219,175 Class M shares representing $2,656,057 were exchanged for 219,383 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 424,713 Class M shares representing $5,338,623 were exchanged for 424,751 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund. During the period ended August 31, 2016, 557,431 Class M shares representing $6,992,789 were exchanged for 558,106 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 134,145 Class M shares representing $1,755,584 were exchanged for 134,223 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund.

See notes to financial statements.

87

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund		BNY Mellon Municipal Opportunities Fund
	Year Ended August 31,		Year Ended August 31,
	2017	2016	2017	2016
Operations ($):
Investment income—net	4,034,042	4,593,092	41,117,090	42,709,644
Net realized gain (loss) on investments	421,108	1,954,231	16,787,864	(9,838,513)
Net unrealized appreciation (depreciation) on investments	(4,670,637)	4,557,161	(35,288,604)	47,606,727
Net Increase (Decrease) in Net Assets Resulting from Operations	(215,487)	11,104,484	22,616,350	80,477,858
Distributions to Shareholders from ($):
Investment income—net:
Class M	(3,745,574)	(4,219,342)	(39,572,767)	(39,846,368)
Investor Shares	(279,994)	(343,142)	(1,067,663)	(623,308)
Net realized gain on investments:
Class M	(2,556,555)	(452,142)	(223,073)	-
Investor Shares	(209,342)	(43,068)	(3,169)	-
Total Distributions	(6,791,465)	(5,057,694)	(40,866,672)	(40,469,676)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	22,229,807	22,940,063	365,448,364	10,802,969
Investor Shares	1,876,931	993,077	66,921,405	20,503,815
Distributions reinvested:
Class M	1,838,885	718,050	14,506,224	16,389,949
Investor Shares	419,414	339,400	942,001	396,563
Cost of shares redeemed:
Class M	(39,701,418)	(23,482,588)	(188,436,751)	(123,224,652)
Investor Shares	(3,016,640)	(3,011,738)	(35,881,226)	(12,904,709)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(16,353,021)	(1,503,736)	223,500,017	(88,036,065)
Total Increase (Decrease) in Net Assets	(23,359,973)	4,543,054	205,249,695	(48,027,883)
Net Assets ($):
Beginning of Period	189,375,159	184,832,105	1,110,112,760	1,158,140,643
End of Period	166,015,186	189,375,159	1,315,362,455	1,110,112,760
Capital Share Transactions (Shares):
Class Ma
Shares sold	2,005,486	2,002,590	28,499,079	812,230
Shares issued for distributions reinvested	167,853	62,831	1,118,271	1,238,379
Shares redeemed	(3,584,901)	(2,065,435)	(14,607,840)	(9,329,500)
Net Increase (Decrease) in Shares Outstanding	(1,411,562)	(14)	15,009,510	(7,278,891)
Investor Shares[a]
Shares sold	168,471	86,483	5,171,811	1,539,987
Shares issued for distributions reinvested	38,019	29,638	72,316	29,889
Shares redeemed	(270,033)	(262,083)	(2,738,110)	(973,681)
Net Increase (Decrease) in Shares Outstanding	(63,543)	(145,962)	2,506,017	596,195

a  During the period ended August 31, 2017, 75,328 Class M shares representing $834,807 were exchanged for 75,294 Investor shares for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and 2,139,351 Class M shares representing $27,790,102 were exchanged for 2,138,157 Investor shares for BNY Mellon Municipal Opportunities Fund. During the period ended August 31, 2016, 71,936 Class M shares representing $824,338 were exchanged for 71,891 Investor shares for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and 1,544,688 Class M shares representing $20,563,879 were exchanged for 1,544,529 Investor shares for BNY Mellon Municipal Opportunities Fund.

See notes to financial statements.

88

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Class M Shares

	Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2017	2016		2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	14.00	13.56		13.77	13.22	13.98
Investment Operations:
Investment income—net [a]	.34	.36		.37	.39	.41
Net realized and unrealized gain (loss) on investments	(.27)	.43		(.21)	.55	(.73)
Total from Investment Operations	.07	.79		.16	.94	(.32)
Distributions:
Dividends from investment income—net	(.34)	(.35)		(.37)	(.39)	(.39)
Dividends from net realized gain on investments	(.09)	(.00)	[b]	-	-	(.05)
Total Distributions	(.43)	(.35)		(.37)	(.39)	(.44)
Net asset value, end of period	13.64	14.00		13.56	13.77	13.22
Total Return (%)	.60	5.94		1.23	7.18	(2.43)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	.50		.50	.50	.50
Ratio of net expenses to average net assets	.50	.50		.50	.50	.50
Ratio of net investment income to average net assets	2.52	2.58		2.70	2.90	2.94
Portfolio Turnover Rate	32.14	18.61		35.65	24.65	24.05
Net Assets, end of period ($ x 1,000)	2,093,660	2,223,660		1,970,693	1,827,575	1,692,786

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

See notes to financial statements.

89

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2017	2016		2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	13.99	13.54		13.75	13.20	13.97
Investment Operations:
Investment income—net [a]	.31	.32		.34	.36	.37
Net realized and unrealized gain (loss) on investments	(.27)	.45		(.22)	.54	(.74)
Total from Investment Operations	.04	.77		.12	.90	(.37)
Distributions:
Dividends from investment income—net	(.31)	(.32)		(.33)	(.35)	(.35)
Dividends from net realized gain on investments	(.09)	(.00)	[b]	-	-	(.05)
Total Distributions	(.40)	(.32)		(.33)	(.35)	(.40)
Net asset value, end of period	13.63	13.99		13.54	13.75	13.20
Total Return (%)	.35	5.76		.90	6.92	(2.68)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.75		.75	.75	.75
Ratio of net expenses to average net assets	.75	.75		.75	.75	.75
Ratio of net investment income to average net assets	2.27	2.33		2.45	2.65	2.68
Portfolio Turnover Rate	32.14	18.61		35.65	24.65	24.05
Net Assets, end of period ($ x 1,000)	52,216	55,272		50,199	42,042	37,095

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

See notes to financial statements.

90

	Class M Shares

	Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.87	12.83	12.94	12.86	13.01
Investment Operations:
Investment income—net [a]	.12	.11	.11	.10	.12
Net realized and unrealized gain (loss) on investments	(.02)	.05	(.09)	.09	(.15)
Total from Investment Operations	.10	.16	.02	.19	(.03)
Distributions:
Dividends from investment income—net	(.12)	(.11)	(.11)	(.10)	(.12)
Dividends from net realized gain on investments	(.02)	(.01)	(.02)	(.01)	-
Total Distributions	(.14)	(.12)	(.13)	(.11)	(.12)
Net asset value, end of period	12.83	12.87	12.83	12.94	12.86
Total Return (%)	.76	1.21	.17	1.37	(.27)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.50	.50	.50
Ratio of net expenses to average net assets	.51	.51	.50	.50	.50
Ratio of net investment income to average net assets	.94	.84	.82	.77	.89
Portfolio Turnover Rate	35.60	51.47	34.24	39.43	41.94
Net Assets, end of period ($ x 1,000)	889,237	1,104,162	1,007,532	1,244,187	1,181,988

a  Based on average shares outstanding.

See notes to financial statements.

91

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.86	12.82	12.93	12.85	13.00
Investment Operations:
Investment income—net [a]	.09	.08	.08	.07	.08
Net realized and unrealized gain (loss) on investments	(.02)	.05	(.10)	.09	(.15)
Total from Investment Operations	.07	.13	(.02)	.16	(.07)
Distributions:
Dividends from investment income—net	(.09)	(.08)	(.07)	(.07)	(.08)
Dividends from net realized gain on investments	(.02)	(.01)	(.02)	(.01)	-
Total Distributions	(.11)	(.09)	(.09)	(.08)	(.08)
Net asset value, end of period	12.82	12.86	12.82	12.93	12.85
Total Return (%)	.52	.97	(.15)	1.20	(.52)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.76	.76	.76	.76
Ratio of net expenses to average net assets	.76	.76	.76	.76	.76
Ratio of net investment income to average net assets	.72	.60	.59	.52	.63
Portfolio Turnover Rate	35.60	51.47	34.24	39.43	41.94
Net Assets, end of period ($ x 1,000)	13,526	5,880	12,166	9,696	4,479

a  Based on average shares outstanding.

See notes to financial statements.

92

	Class M Shares

	Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.68	12.31	12.56	12.27	13.15
Investment Operations:
Investment income—net [a]	.30	.32	.33	.36	.36
Net realized and unrealized gain (loss) on investments	(.24)	.41	(.25)	.40	(.79)
Total from Investment Operations	.06	.73	.08	.76	(.43)
Distributions:
Dividends from investment income—net	(.30)	(.32)	(.33)	(.36)	(.36)
Dividends from net realized gain on investments	(.20)	(.04)	-	(.11)	(.09)
Total Distributions	(.50)	(.36)	(.33)	(.47)	(.45)
Net asset value, end of period	12.24	12.68	12.31	12.56	12.27
Total Return (%)	.55	5.96	.74	6.31	(3.47)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	.69	.68	.68	.67
Ratio of net expenses to average net assets	.70	.69	.68	.68	.67
Ratio of net investment income to average net assets	2.44	2.52	2.65	2.89	2.80
Portfolio Turnover Rate	20.07	25.94	35.96	25.84	29.10
Net Assets, end of period ($ x 1,000)	209,457	255,017	276,729	306,673	357,431

a  Based on average shares outstanding.

See notes to financial statements.

93

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.67	12.29	12.54	12.25	13.14
Investment Operations:
Investment income—net [a]	.27	.28	.30	.33	.33
Net realized and unrealized gain (loss) on investments	(.24)	.42	(.25)	.39	(.80)
Total from Investment Operations	.03	.70	.05	.72	(.47)
Distributions:
Dividends from investment income—net	(.27)	(.28)	(.30)	(.32)	(.33)
Dividends from net realized gain on investments	(.20)	(.04)	-	(.11)	(.09)
Total Distributions	(.47)	(.32)	(.30)	(.43)	(.42)
Net asset value, end of period	12.23	12.67	12.29	12.54	12.25
Total Return (%)	.30	5.79	.40	6.04	(3.71)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.94	.93	.93	.92
Ratio of net expenses to average net assets	.95	.94	.93	.93	.92
Ratio of net investment income to average net assets	2.20	2.27	2.41	2.64	2.58
Portfolio Turnover Rate	20.07	25.94	35.96	25.84	29.10
Net Assets, end of period ($ x 1,000)	5,043	5,981	5,558	4,437	4,200

a  Based on average shares outstanding.

See notes to financial statements.

94

	Class M Shares

	Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	13.16	12.73	12.95	12.62	13.54
Investment Operations:
Investment income—net [a]	.30	.31	.33	.36	.37
Net realized and unrealized gain (loss) on investments	(.28)	.43	(.21)	.42	(.77)
Total from Investment Operations	.02	.74	.12	.78	(.40)
Distributions:
Dividends from investment income—net	(.30)	(.31)	(.34)	(.36)	(.37)
Dividends from net realized gain on investments	(.13)	-	-	(.09)	(.15)
Total Distributions	(.43)	(.31)	(.34)	(.45)	(.52)
Net asset value, end of period	12.75	13.16	12.73	12.95	12.62
Total Return (%)	.24	5.88	.98	6.21	(3.11)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54	.54	.53	.53	.53
Ratio of net expenses to average net assets	.54	.54	.53	.53	.53
Ratio of net investment income to average net assets	2.35	2.39	2.60	2.85	2.79
Portfolio Turnover Rate	31.61	28.71	41.79	32.80	21.16
Net Assets, end of period ($ x 1,000)	297,243	360,108	310,635	305,513	312,640

a  Based on average shares outstanding.

See notes to financial statements.

95

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	13.15	12.73	12.94	12.62	13.54
Investment Operations:
Investment income—net [a]	.27	.28	.31	.34	.34
Net realized and unrealized gain (loss) on investments	(.27)	.42	(.22)	.40	(.77)
Total from Investment Operations	-	.70	.09	.74	(.43)
Distributions:
Dividends from investment income—net	(.27)	(.28)	(.30)	(.33)	(.34)
Dividends from net realized gain on investments	(.13)	-	-	(.09)	(.15)
Total Distributions	(.40)	(.28)	(.30)	(.42)	(.49)
Net asset value, end of period	12.75	13.15	12.73	12.94	12.62
Total Return (%)	.06	5.54	.73	5.95	(3.35)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.79	.78	.78	.78
Ratio of net expenses to average net assets	.79	.79	.78	.78	.78
Ratio of net investment income to average net assets	2.12	2.15	2.35	2.60	2.55
Portfolio Turnover Rate	31.61	28.71	41.79	32.80	21.16
Net Assets, end of period ($ x 1,000)	9,395	8,410	8,632	9,910	8,261

a  Based on average shares outstanding.

See notes to financial statements.

96

	Class M Shares

	Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.62	11.24	11.40	11.11	11.92
Investment Operations:
Investment income—net [a]	.26	.29	.30	.31	.30
Net realized and unrealized gain (loss) on investments	(.24)	.41	(.16)	.46	(.69)
Total from Investment Operations	.02	.70	.14	.77	(.39)
Distributions:
Dividends from investment income—net	(.26)	(.29)	(.30)	(.31)	(.30)
Dividends from net realized gain on investments	(.18)	(.03)	-	(.17)	(.12)
Total Distributions	(.44)	(.32)	(.30)	(.48)	(.42)
Net asset value, end of period	11.20	11.62	11.24	11.40	11.11
Total Return (%)	.31	6.30	1.33	7.04	(3.40)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	.72	.71	.71	.70
Ratio of net expenses to average net assets	.59	.59	.59	.59	.59
Ratio of net investment income to average net assets	2.38	2.53	2.64	2.79	2.57
Portfolio Turnover Rate	37.78	36.53	52.79	36.42	39.32
Net Assets, end of period ($ x 1,000)	152,923	175,053	169,337	172,407	184,657

a  Based on average shares outstanding.

See notes to financial statements.

97

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.62	11.24	11.40	11.12	11.93
Investment Operations:
Investment income—net [a]	.24	.26	.27	.29	.27
Net realized and unrealized gain (loss) on investments	(.24)	.41	(.16)	.44	(.69)
Total from Investment Operations	-	.67	.11	.73	(.42)
Distributions:
Dividends from investment income—net	(.24)	(.26)	(.27)	(.28)	(.27)
Dividends from net realized gain on investments	(.18)	(.03)	-	(.17)	(.12)
Total Distributions	(.42)	(.29)	(.27)	(.45)	(.39)
Net asset value, end of period	11.20	11.62	11.24	11.40	11.12
Total Return (%)	.07	6.03	.98	6.77	(3.63)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98	.97	.96	.96	.95
Ratio of net expenses to average net assets	.84	.84	.84	.84	.84
Ratio of net investment income to average net assets	2.13	2.28	2.39	2.54	2.32
Portfolio Turnover Rate	37.78	36.53	52.79	36.42	39.32
Net Assets, end of period ($ x 1,000)	13,093	14,322	15,495	16,428	17,930

a  Based on average shares outstanding.

See notes to financial statements.

98

	Class M Shares

	Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2017		2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	13.46		12.99	13.16	12.38	13.42
Investment Operations:
Investment income—net [a]	.45		.50	.47	.49	.43
Net realized and unrealized gain (loss) on investments	(.32)		.45	(.18)	1.04	(.92)
Total from Investment Operations	.13		.95	.29	1.53	(.49)
Distributions:
Dividends from investment income—net	(.44)		(.48)	(.46)	(.48)	(.43)
Dividends from net realized gain on investments	(.00)	[b]	-	-	(.27)	(.12)
Total Distributions	(.44)		(.48)	(.46)	(.75)	(.55)
Net asset value, end of period	13.15		13.46	12.99	13.16	12.38
Total Return (%)	1.11		7.40	2.20	12.88	(3.95)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73		.71	.69	.71	.71
Ratio of net expenses to average net assets	.73		.71	.69	.71	.71
Ratio of interest and expense related to floating rate notes issued to average net assets	.07		.05	.04	.05	.05
Ratio of net investment income to average net assets	3.44		3.79	3.57	3.88	3.22
Portfolio Turnover Rate	34.78		31.92	41.90	58.87	93.04
Net Assets, end of period ($ x 1,000)	1,257,498		1,084,650	1,141,309	1,023,660	946,739

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

99

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2017		2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	13.46		12.99	13.16	12.38	13.43
Investment Operations:
Investment income—net [a]	.41		.47	.43	.46	.40
Net realized and unrealized gain (loss) on investments	(.30)		.44	(.18)	1.05	(.93)
Total from Investment Operations	.11		.91	.25	1.51	(.53)
Distributions:
Dividends from investment income—net	(.41)		(.44)	(.42)	(.46)	(.40)
Dividends from net realized gain on investments	(.00)	[b]	-	-	(.27)	(.12)
Total Distributions	(.41)		(.44)	(.42)	(.73)	(.52)
Net asset value, end of period	13.16		13.46	12.99	13.16	12.38
Total Return (%)	.95		7.13	1.93	12.54	(4.19)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99		.96	.96	.98	.96
Ratio of net expenses to average net assets	.99		.96	.96	.98	.96
Ratio of interest and expense related to floating rate notes issued to average net assets	.07		.05	.04	.05	.05
Ratio of net investment income to average net assets	3.14		3.55	3.30	3.67	2.98
Portfolio Turnover Rate	34.78		31.92	41.90	58.87	93.04
Net Assets, end of period ($ x 1,000)	57,865		25,463	16,832	5,126	2,947

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

100

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-five series, including the following non-diversified funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. BNY Mellon Municipal Opportunities Fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. On December 15, 2016, BNY Mellon Municipal Opportunities Fund was reopened to new and existing investors and subsequently closed on June 30, 2017 to new and existing investors.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

101

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2017 in valuing each fund’s investments:

At August 31, 2017, there were no transfers between levels of the fair value hierarchy.

Table 1—Fair Value Measurements
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon National Intermediate Municipal Bond Fund
Municipal Bonds†	-	-	2,120,963,954	-	-	-	2,120,963,954
Other Financial Instruments:
Futures††	-	(298,633)	-	-	-	-	(298,633)
BNY Mellon National Short-Term Municipal Bond Fund
Municipal Bonds†	-	-	905,786,523	-	-	-	905,786,523

102

Table 1—Fair Value Measurements (continued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Municipal Bonds†	-	-	212,460,858	-	-	-	212,460,858
Other Financial Instruments:
Futures††	-	(29,969)	-	-	-	-	(29,969)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Municipal Bonds†	-	-	309,933,477	-	-	-	309,933,477
Other Financial Instruments:
Futures††	-	(42,688)	-	-	-	-	(42,688)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Municipal Bonds†	-	-	164,363,629	-	-	-	164,363,629
Other Financial Instruments:
Futures††	-	(22,844)	-	-	-	-	(22,844)
BNY Mellon Municipal Opportunities Fund
Municipal Bonds†	-	-	1,352,734,140	-	-	-	1,352,734,140
Other Financial Instruments:
Futures††	-	(712,469)	-	-	-	-	(712,469)
Floating Rate Notes†††	-	-	-	(58,975,000)	-	-	(58,975,000)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized depreciation at period end.

††† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the funds.

(c) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient

103

NOTES TO FINANCIAL STATEMENTS (continued)

to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2017, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2017, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 2 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2017.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 3 summarizes each fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2017.

Table 4 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2017 and August 31, 2016.

Table 2—Components of Accumulated Earnings
	Undistributed Tax-Exempt Income ($)	Undistributed Ordinary Income ($)	Accumulated Capital Losses ($)	Unrealized Appreciation ($)	Capital (Losses) Realized After October 31, 2016 ($)†
BNY Mellon National Intermediate Municipal Bond Fund	669,489	-	-	88,790,482	(2,927,237)
BNY Mellon National Short-Term Municipal Bond Fund	100,286	-	(2,372,606)	1,723,048	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	172,466	-	-	6,862,811	(207,641)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	10,311	-	-	9,672,238	(529,475)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	25,262	53,323	-	6,709,512	(386,160)
BNY Mellon Municipal Opportunities Fund	632,902	456,913	(29,692,226)	76,783,504	-

† These losses were deferred for tax purposes to the first day of the following fiscal year.

Table 3—Capital Loss Carryover
	Short-Term Losses($)†	Long-Term Losses($)††	Total($)
BNY Mellon National Short-Term Municipal Bond Fund	2,273,704	98,902	2,372,606
BNY Mellon Municipal Opportunities Fund	24,617,013	5,075,213	29,692,226

† Short-term capital losses which can be carried forward for an unlimited period.

†† Long-term capital losses which can be carried forward for an unlimited period.

Table 4—Tax Character of Distributions Paid
	2017			2016
	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gains ($)	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon National Intermediate Municipal Bond Fund	53,509,362	3,193,470	11,298,183	54,673,461	121,472	197,392
BNY Mellon National Short-Term Municipal Bond Fund	8,960,424	405,623	789,483	8,585,687	296,479	272,439
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	5,639,243	263,264	3,514,190	6,909,186	139,845	728,548
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	7,408,903	137,940	2,902,056	8,179,079	-	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	4,025,568	712,073	2,053,824	4,562,484	-	495,210
BNY Mellon Municipal Opportunities Fund	40,279,302	587,370	-	39,326,061	1,143,615	-

104

During the period ended August 31, 2017, as a result of permanent book to tax differences, each fund decreased accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain (loss) on investments and increased paid-in capital as summarized in Table 5. These permanent book to tax differences are primarily due to the tax treatment for amortization of premiums/discounts and dividend reclassification. Net assets and net asset value per share were not affected by these reclassifications.

NOTE 2—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2017, the funds did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of BNY Mellon National Intermediate Municipal Bond Fund, .35% of BNY Mellon National Short-Term Municipal Bond Fund, .50% of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, .50% of BNY Mellon New York Intermediate Tax-Exempt Bond Fund and .50% of BNY Mellon Municipal Opportunities Fund.

For BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Investment Adviser has contractually agreed from September 1, 2016 through December 31, 2017, to waive receipt of its fees and/or assume the expense of the fund so that the direct expense of neither class (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $230,644 during the period ended August 31, 2017.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

Table 5—Return of Capital Statement of Position
	Accumulated Undistributed Investment-Net ($)	Accumulated Net Realized Gain (Loss) ($)	Paid-in Capital ($)
BNY Mellon National Intermediate Municipal Bond Fund	(233,240)	120,633	112,607
BNY Mellon National Short-Term Municipal Bond Fund	(12,948)	21,504	(8,556)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	-	625	(625)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	-	2,788	(2,788)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	(8,474)	(15,220)	23,694
BNY Mellon Municipal Opportunities Fund	(476,660)	399,802	76,858

105

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 6 summarizes the amounts Investor shares were charged during the period ended August 31, 2017, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 6—Shareholder Services Plan Fees

BNY Mellon National Intermediate Municipal Bond Fund	$129,309
BNY Mellon National Short-Term Municipal Bond Fund	25,944
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	13,583
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	24,252
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	32,982
BNY Mellon Municipal Opportunities Fund	85,987

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 7 summarizes the amount each fund was charged during the period ended August 31, 2017 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits, also summarized in Table 7.

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 8 summarizes the amount each fund was charged during the period ended August 31, 2017 pursuant to the custody agreement.

Table 7—Cash Management Agreement Fees
	Dreyfus Transfer, Inc. Cash Management Fees ($)	Dreyfus Transfer, Inc. Earnings Credits ($)
BNY Mellon National Intermediate Municipal Bond Fund	405	(398)
BNY Mellon National Short-Term Municipal Bond Fund	109	(109)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	49	(48)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	154	(152)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	431	(423)
BNY Mellon Municipal Opportunities Fund	93	(93)

Table 8—Custody Agreement Fees
	Custody Fees ($)	Custody Earnings Credits ($)
BNY Mellon National Intermediate Municipal Bond Fund	110,195	-
BNY Mellon National Short-Term Municipal Bond Fund	75,194	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	20,435	(141)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	27,825	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	17,155	(111)
BNY Mellon Municipal Opportunities Fund	83,243	(103)

106

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 9 summarizes the amount each fund was charged during the period ended August 31, 2017 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 9—The Bank of New York Mellon Cash Management Fees

BNY Mellon National Intermediate Municipal Bond Fund	$193
BNY Mellon National Short-Term Municipal Bond Fund	45
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	22
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	89
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	248
BNY Mellon Municipal Opportunities Fund	39

During the period ended August 31, 2017, each fund was charged $11,281 for services performed by the Chief Compliance Officer and his staff.

Table 10 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 11 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended August 31, 2017.

Table 10—Due to The Dreyfus Corporation and Affiliates
	Investment Advisory Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon National Intermediate Municipal Bond Fund	634,350	11,206	33,988	4,670	-
BNY Mellon National Short-Term Municipal Bond Fund	267,332	3,308	23,021	4,670	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	91,419	1,069	6,869	4,670	-
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	90,950	2,108	8,147	4,670	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	70,276	2,767	5,889	4,670	(17,540)
BNY Mellon Municipal Opportunities Fund	562,757	14,803	27,097	4,670	-

Table 11—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund	688,558,299	773,328,298
BNY Mellon National Short-Term Municipal Bond Fund	339,587,467	513,490,478
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	46,117,033	85,141,274
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	97,760,541	135,532,186
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	63,995,516	81,289,887
BNY Mellon Municipal Opportunities Fund	577,708,344	394,133,235

107

NOTES TO FINANCIAL STATEMENTS (continued)

Inverse Floater Securities: BNY Mellon Municipal Opportunities Fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2017, was approximately $61,616,300 with a related weighted average annualized interest rate of 1.39%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by each fund during the period ended August 31, 2017 is discussed below.

Futures: In the normal course of pursuing their investment objective, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund are exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The funds invest in futures in order to manage their exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations. When the contracts are closed, the funds recognize a realized gain or loss which is reflected in the Statements of Operations. There is minimal counterparty credit risk to the funds with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at August 31, 2017 are set forth in the Statements of Futures.

108

Table 12 summarizes each fund’s average market value of derivatives outstanding during the period ended August 31, 2017.

Table 12—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon National Intermediate Municipal Bond Fund Interest rate futures	96,743,244
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund Interest rate futures	10,483,931
BNY Mellon Massachusetts Intermediate Municipal Bond Fund Interest rate futures	14,322,686
BNY Mellon New York Intermediate Tax-Exempt Bond Fund Interest rate futures	7,769,904
BNY Mellon Municipal Opportunities Fund Interest rate futures	258,701,736

Table 13 summarizes the cost of investments inclusive of derivative contracts for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments inclusive of derivative contracts for each fund at August 31, 2017.

Table 13—Accumulated Net Unrealized Appreciation (Depreciation)
	Cost of Investments ($)	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	2,032,173,472	97,601,324	9,109,475	88,491,849
BNY Mellon National Short-Term Municipal Bond Fund	904,063,475	4,238,723	2,515,675	1,723,048
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	205,598,047	10,600,504	3,767,662	6,832,842
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	300,261,239	12,660,260	3,030,710	9,629,550
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	157,654,117	7,143,178	456,510	6,686,668
BNY Mellon Municipal Opportunities Fund	1,216,975,636	99,408,182	23,337,147	76,071,035

109

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
BNY Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, and BNY Mellon Municipal Opportunities Fund (collectively the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments and statements of futures (with respect to BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, and BNY Mellon Municipal Opportunities Fund), as of August 31, 2017, and the related statements of operations and statement of cash flows (with respect to BNY Mellon Municipal Opportunities Fund) for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds, as of August 31, 2017, the results of their operations and cash flows (with respect to BNY Mellon Municipal Opportunities Fund) for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 27, 2017

110

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2017 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Also, the fund reports the maximum amount allowable but not less than $.0718 per share as a capital gain dividend paid on December 29, 2016 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0203 as a short-term capital gain dividend paid on December 29, 2016 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2017 calendar year on Form 1099-DIV, which will be mailed in early 2018.

BNY Mellon National Short-Term Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2017 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Also, the fund reports the maximum amount allowable but not less than $.0108 per share as a capital gain dividend paid on December 29, 2016 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0056 as a short-term capital gain dividend paid on December 29, 2016 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2017 calendar year on Form 1099-DIV, which will be mailed in early 2018.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2017 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Also, the fund reports the maximum amount allowable but not less than $.1826 per share as a capital gain dividend paid on December 29, 2016 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0137 as a short-term capital gain dividend paid on December 29, 2016 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2017 calendar year on Form 1099-DIV, which will be mailed in early 2018.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2017 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Also, the fund reports the maximum amount allowable but not less than $.1234 per share as a capital gain dividend paid on December 29, 2016 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0059 as a short-term capital gain dividend paid on December 29, 2016 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2017 calendar year on Form 1099-DIV, which will be mailed in early 2018.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2017 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Also, the fund reports the maximum amount allowable but not less than $.1324 per share as a capital gain dividend paid on December 29, 2016 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0458 as a short-term capital gain dividend paid on December 29, 2016 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2017 calendar year on Form 1099-DIV, which will be mailed in early 2018.

BNY Mellon Municipal Opportunities Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2017 as “exempt-interest dividends” (not generally subject to regular Federal income tax), except $361,128 that is being reported as an ordinary income distribution for reporting purposes. Also, the fund reports the maximum amount allowable but not less than $.0026 as a short-term capital gain dividend paid on December 29, 2016 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2017 calendar year on Form 1099-DIV, which will be mailed in early 2018.

111

INFORMATION ABOUT THE INFORMATION ABOUT RENEWAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 6-7, 2017, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement (together, the “Agreement”), pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services. The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the funds. Dreyfus provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to each fund and comparison funds. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

BNY Mellon National Intermediate Municipal Bond Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was at or below the Performance Group medians for all periods and was above the Performance Universe medians for all periods except for the one- and three-year periods, when the fund’s performance was below the Performance Universe median. The Board also considered that the fund’s yield performance was at the Performance Group medians for eight of the ten one-year periods and above the Performance Universe medians for each of the ten one-year periods ended

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December 31st. The Board considered the proximity of the fund’s total return to the Performance Group and/or Performance Universe median for certain periods in which the fund’s performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were approximately equal to the Expense Group median and below the Expense Universe median.

BNY Mellon National Short-Term Municipal Bond Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was below the Performance Group medians for all periods except for the ten-year period, when the fund’s performance was at the Performance Group median, and below the Performance Universe medians for all periods except for the one- and ten-year periods, when the fund’s performance was above the Performance Universe medians. The Board also considered that the fund’s yield performance was below the Performance Group medians for nine of the ten one-year periods and at or below the Performance Universe medians for seven of the ten one-year periods ended December 31st. The Board considered the proximity of the fund’s yield performance to the Performance Group and/or Performance Universe median for certain periods in which the fund’s performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also received a presentation from the fund’s primary portfolio manager regarding the factors that influenced the fund’s performance results over the past year (which also impacted results for longer-term periods), including the fact that the fund’s target duration generally was shorter than those of the funds in the Performance Group and the fund typically held higher quality securities than those held by some of the funds in the Performance Group.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was slightly above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were slightly above the Expense Group and Expense Universe medians.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was below the Performance Group medians for all periods and variously above, at and below the Performance Universe medians. The Board also considered that the fund’s yield performance was at or below the Performance Group medians for seven of the ten one-year periods and above the Performance Universe medians for each of the ten one-year periods ended on December 31st. The Board also considered that there were no other funds that invested primarily in Pennsylvania municipal securities in the Performance Group and Performance Universe. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and Expense Universe medians.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was variously above, at and below the Performance Group medians (with only three or four funds in the Performance Group) and was at or above the Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was above the Performance Group and Performance Universe medians for each of the ten one-year periods ended December 31st. The Board considered that the Performance Universe was comprised of funds that invested primarily in municipal securities other than Massachusetts municipal securities. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the

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INFORMATION ABOUT THE INFORMATION ABOUT RENEWAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

comparisons. The Board considered that the fund’s contractual management fee was ranked second of the four funds in the Expense Group, the fund’s actual management fee was ranked fourth of the four funds (the highest) in the Expense Group and above the Expense Universe median and the fund’s total expenses were ranked first of the four funds (the lowest) in the Expense Group and below the Expense Universe median.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group medians for all periods (with only four or five funds in the Performance Group, except for the ten-year period during which the fund was the only fund in the Performance Group), and was above the Performance Universe medians for all periods (ranking in the first quartile for all periods). The Board also considered that the fund’s yield performance was at or below the Performance Group medians for the ten most recent one-year periods ended December 31st (with only one fund in the Performance Group for the two earliest periods) and that the fund was at or above the Performance Universe medians for nine of the ten one-year periods December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was slightly above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were slightly below the Expense Group median and at the Expense Universe median.

Dreyfus representatives stated that the investment adviser has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund until December 31, 2017 so that annual direct fund operating expenses (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.59% of the fund’s average daily net assets.

BNY Mellon Municipal Opportunities Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was above the Performance Group medians for all periods except for the one- and two-year periods, when the fund’s performance was below the Performance Group median, and at or above the Performance Universe medians for all periods except the one-year period, when the fund’s performance was below the Performance Universe median. The Board also considered that the fund’s yield performance was below the Performance Group medians for seven of the past eight one-year periods and above the Performance Universe medians for five of the past eight one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and the Board considered that the fund’s performance was higher than the return of the index in five of the eight years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and Expense Universe medians.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus to each fund. The Board also considered the expense limitation arrangement for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund

114

shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading each fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus to each fund are adequate and appropriate.

• With respect to BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund, the Board generally was satisfied with each fund’s overall performance.

• With respect to BNY Mellon National Short-Term Municipal Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, the Board accepted the performance shown in light of the considerations discussed above.

• The Board concluded that the fee paid to Dreyfus by each fund supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the funds had been adequately considered by Dreyfus in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the funds by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

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BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (74)

Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

Attorney, Cozen and O’Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President from 2002 to 2007

No. of Portfolios for which Board Member Serves: 25

———————

John R. Alchin (69)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired since 2007

• Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice-President, Co-Chief Financial Officer and Treasurer, from 2002 to 2007

Other Public Company Board Memberships During Past 5 Years:

• Polo Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-present)

No. of Portfolios for which Board Member Serves: 25

———————

Ronald R. Davenport (81)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Chairman of Sheridan Broadcasting Corporation since July 1972

No. of Portfolios for which Board Member Serves: 25

———————

Jack Diederich (80)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired; Executive Vice President—Chairman’s Counsel of Alcoa Inc. from 1991 to 1997

No. of Portfolios for which Board Member Serves: 25

———————

Kim D. Kelly (61)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant since 2005

• Chief Restructuring Officer of Allegiance Communications LLC from August 2011 to January 2013

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

• Broadview Network Holdings, Inc.-Director and Chair (2011-2012)

No. of Portfolios for which Board Member Serves: 25

———————

Kevin C. Phelan (73)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Mortgage Banker, Colliers International since March 1978, including,

Co-Chairman since 2010, President since 2007 and Executive Vice President and Director from March 1998 to September 2007

No. of Portfolios for which Board Member Serves: 25

———————

Patrick J. Purcell (69)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Owner, President and Publisher of the Boston Herald since February 1994

President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996

• President and Chief Executive Officer, Herald Media since 2001

No. of Portfolios for which Board Member Serves: 25

———————

Thomas F. Ryan, Jr. (76)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since April 1999

President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-present)

No. of Portfolios for which Board Member Serves: 25

———————

116

Maureen M. Young (72)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since 2007

Director of the Office of Government Relations at Carnegie Mellon University from January 2000 to December 2007

No. of Portfolios for which Board Member Serves: 25

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

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OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 53 years old and has served in various capacities with BNY Mellon since 1993.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, since March 2013 from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 155 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Ant-Money Laudering Compliance Officer January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 59 investment companies (comprised of 150 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

118

NOTES

119

For More Information

The BNY Mellon Funds

c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

BNY Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Class M: MNYMX	Investor: MNYIX
BNY Mellon Municipal Opportunities Fund	Class M: MOTMX	Investor: MOTIX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation	MFTAR0817-MB

The BNY Mellon Funds

BNY Mellon Government Money Market Fund

BNY Mellon National Municipal Money Market Fund

ANNUAL REPORT August 31, 2017

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Funds Trust, covering the 12-month period from September 1, 2016 through August 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets during the final months of 2016 were dominated by the election of a new U.S. presidential administration. Equities surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered over the first eight months of 2017 when it became clearer that major tax and fiscal reforms would take time and political capital to enact. Stocks continued to rally, led by large growth-oriented companies, as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
September 15, 2017

3

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2016 through August 31, 2017, as provided by Patricia A. Larkin, Senior Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, BNY Mellon Government Money Market Fund’s Class M shares produced a yield of 0.38%, and its Investor shares produced a yield of 0.18%. Taking into account the effects of compounding, the fund’s Class M shares and Investor shares produced effective yields of 0.38% and 0.18%, respectively.1

Yields of money market instruments climbed over the reporting period when the Federal Reserve Board (the “Fed”) implemented three increases in short-term interest rates and investors looked forward to higher levels of economic growth.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund, which is a “government money market fund,” is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government, and those that are neither insured nor guaranteed by the U.S. government. The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in government securities and/or repurchase agreements collateralized solely by government securities.

Three Increases in Short-Term Interest Rates

The reporting period began with positive economic news as U.S. GDP growth and the labor market strengthened, 249,000 new jobs were added in September and the unemployment rate stood at 5.0%. In October, the unemployment rate slid to 4.9% as an estimated 124,000 jobs were created. November saw the election of a new presidential administration, and investors looked forward to more stimulative fiscal, tax, and regulatory policies. Consumer confidence rose, and the unemployment rate slid to 4.6% while 164,000 new jobs were created. The Federal Reserve Board (the “Fed”) implemented a long-awaited short-term interest-rate hike in December, raising the overnight federal funds rate to between 0.50% and 0.75%. In that month, 155,000 jobs were created, and the unemployment rate ticked up to end 2016 at 4.7%. The U.S. economy grew at a 2.1% annualized rate during the fourth quarter of 2016.

In January 2017, the economy added 216,000 new jobs, but the unemployment rate rose to 4.8%. Meanwhile, both manufacturing and non-manufacturing activity continued to expand. February saw the addition of 232,000 jobs and a decrease in the unemployment rate to 4.7%. Corporate earnings exceeded analysts’ expectations, and consumer and business confidence remained strong. March brought another short-term interest-rate hike from the Fed, which sent the federal funds rate to between 0.75% and 1.00%. Although the unemployment rate fell to 4.5%, job creation declined to 50,000 new positions. U.S. economic growth slowed to a 1.2% annualized rate over the first quarter of the year.

In April, consumer confidence moderated as investors realized that proposed legislative reforms from the new administration were far from certain. U.S. manufacturing activity slowed, but corporate earnings continued to exceed forecasts, and the labor market rebounded with 207,000 new jobs and an unemployment rate of 4.4%. In May, only 145,000 new jobs were created, but the unemployment rate slid further to 4.3%, a 16-year low, as older workers retired. Wage growth generally remained steady, increasing at a rate that was roughly in line with inflation. The unemployment rate in June ticked higher to 4.4% and 210,000 new jobs were added. Fifteen of 18 manufacturing industries reported growth, and the services sector also posted gains. Yet, inflation remained muted as energy prices fell. Nonetheless, the Fed again raised short-term interest rates, raising the federal funds rate to between 1.00% and 1.25%. The U.S. economy grew at a 3.0% annualized rate over the second quarter of 2017.

The Fed held interest rates steady at its meeting in July. The economy generated 189,000 new jobs, and the unemployment rate slid to 4.3%. The manufacturing and services sectors continued to grow, but at slower rates than in the previous month. In August, an estimated 156,000 jobs were added, and the unemployment rate returned to 4.4%. Import prices and housing starts exceeded forecasts, but retail sales generally disappointed.

Additional Rate Hikes Expected

Despite signs that fiscal and tax reforms may be more difficult to enact than previously anticipated, investors have continued to respond positively to expectations of greater economic growth. Recent comments from members of its Board of Governors suggest that the Fed will further moderate its accommodative monetary policy by beginning to unwind its balance sheet. In addition, many analysts expect the Fed to implement another interest-rate increase before year-end.

In this environment, we have continued to maintain the fund’s weighted-average maturity in a range that is modestly shorter than industry averages. This strategy seeks to capture higher yields as they become available. As always, we have retained our longstanding focus on quality and liquidity.

September 15, 2017

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. Yields for Investor shares provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and that can be terminated at any time without notice. Had these expenses not been absorbed, Investor shares’ yields would have been lower, and in some cases, seven-day yields during the reporting period would have been negative absent the expense absorption.

You could lose money by investing in a money market fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

4

For the period from September 1, 2016 through August 31, 2017, as provided by Joseph Irace, Senior Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, BNY Mellon National Municipal Money Market Fund’s Class M shares produced a yield of 0.44%, and Investor shares produced a yield of 0.19%. Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced effective yields of 0.44% and 0.19%, respectively.1

Yields of municipal money market instruments generally rose during the reporting period as the Federal Reserve Board (the “Fed”) implemented three increases in the federal funds rate. Supply-and-demand dynamics also contributed to the performance of tax-exempt money market instruments.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity. To pursue its goal, the fund invests at least 80% of its net assets in short-term, high-quality municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper, and municipal leases. The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, U.S. and foreign bank and corporate obligations, and commercial paper. The fund also may invest in custodial receipts.

Higher Rates and Robust Demand Drove Market

Yields of tax-exempt money market instruments moved higher early in the reporting period when investor demand moderated in anticipation of money market reforms scheduled to take effect in October 2016. At the same time, issuance volumes increased, putting additional upward pressure on short-term yields. Yields continued to climb after investors reacted to the results of the presidential election in November 2016 and anticipated a long-awaited rate hike from the Fed in December.

However, tax-exempt money market yields moderated over the opening months of 2017 in response to steady municipal note issuance and strong investor demand. In the spring, strong asset inflows into short-term bond funds and separately managed accounts further depressed yields of longer-dated notes, while two more short-term interest-rate hikes from the Fed caused yields to rise on shorter-maturity instruments, most notably variable-rate demand notes (“VRDNs”) on which yields are reset weekly. As a result, yield differences narrowed substantially along the market’s maturity spectrum, and yields of one-year notes recently have roughly matched those of seven-day VRDNs.

Over most of the reporting period, short-term tax-exempt instruments provided attractive after-tax yields compared to their taxable counterparts, supporting demand from investors that traditionally have not participated in the municipal money markets.

We have begun to see some deterioration in municipal credit quality after several years of generally sound fiscal conditions. Several states and municipalities have encountered difficulty in balancing their budgets due to stalled growth in tax receipts. States with underfunded pension programs and those whose economies rely on energy production also have faced greater credit pressures.

Maintaining a Prudent Investment Posture

In this environment, most municipal money market funds maintained short weighted-average maturities with a focus on liquidity. The fund was no exception, as we set its weighted-average maturity in a range that is consistent with industry averages.

We have also maintained a careful and well-researched credit selection strategy. We have continued to identify what we believe to be low-credit-risk opportunities among certain state general obligation bonds; essential service revenue bonds issued by water, sewer, and electric enterprises; select local credits with strong financial positions and stable tax bases; and various health care and education issuers.

Additional Rate Hikes Expected

After three interest-rate hikes earlier in the reporting period, the Fed left its target for the federal funds rate unchanged—between 1.00% and 1.25%—at its meetings in July and September. Still, Fed officials indicated that continued economic growth and a robust labor market could lead to an additional interest-rate increase before the end of 2017. The Fed also indicated that it would begin to “normalize” its balance sheet through the sale of U.S. government securities as it continues to back away from an aggressively accommodative monetary policy.

In light of these developments, we intend to emphasize liquidity in seeking to capture higher yields as short-term interest rates rise. In addition, we are aware that persistently subdued inflationary pressures have kept the Consumer Price Index (“CPI”) below the Fed’s target of an annualized 2% rate. Therefore, we believe that interest-rate hikes over the foreseeable future are likely to be gradual, and a focus on preservation of capital and liquidity remains the prudent course for the fund’s management.

September 15, 2017

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate.

You could lose money by investing in a money market fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more nationally recognized statistical rating organizations (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2017 to August 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2017
	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$1.57	$2.83
Ending value (after expenses)	$1,003.00	$1,001.70
Annualized expense ratio (%)	.31	.56
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.56	$2.82
Ending value (after expenses)	$1,002.50	$1,001.30
Annualized expense ratio (%)	.31	.56

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2017
	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$1.58	$2.85
Ending value (after expenses)	$1,023.64	$1,022.38
Annualized expense ratio (%)	.31	.56
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.58	$2.85
Ending value (after expenses)	$1,023.64	$1,022.38
Annualized expense ratio (%)	.31	.56

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
August 31, 2017

BNY Mellon Government Money Market Fund
Description	Annualized Yield on Date of Purchase (%)	Principal Amount($)		Value($)
U.S. Government Agencies - 45.4%
Federal Farm Credit Bank:
9/1/17, FFE+1	1.15	5,000,000	[a]	5,001,234
9/1/17, PRIME-312	1.18	15,000,000	[a]	15,002,644
9/1/17, FFE+17	1.33	10,000,000	[a]	9,998,304
9/1/17, 1 LIBOR+15	1.38	5,000,000	[a]	5,014,472
9/1/17, PRIME-290	1.42	20,000,000	[a]	19,987,072
9/3/17, 1 LIBOR+5	1.28	10,000,000	[a]	10,000,000
9/29/17, 1 LIBOR+11.5	1.36	5,000,000	[a]	5,000,567
Federal Home Loan Bank:
9/1/17, 1 LIBOR+17.6	1.06	50,000,000	[a]	50,000,000
9/8/17	1.01	50,000,000		49,990,181
9/9/17, 1 LIBOR-4	1.19	25,000,000	[a]	25,000,006
9/12/17, 1 LIBOR-7	1.16	5,000,000	[a]	5,000,000
9/13/17	1.03	30,000,000		29,989,700
9/17/17, 1 LIBOR-12	1.11	5,000,000	[a]	5,000,000
9/28/17, 1 LIBOR	1.23	50,000,000	[a]	50,000,000
11/10/17	1.05	20,000,000		19,959,167
2/9/18	1.14	20,000,000		19,898,749
Total U.S. Government Agencies (cost $324,842,096)				324,842,096
Description
U.S. Treasury Bills - 9.0%
1/2/18	1.04	15,000,000		14,946,700
1/11/18	1.12	50,000,000		49,796,500
Total U.S. Treasury Bills (cost $64,743,200)				64,743,200
Description
U.S. Treasury Floating Rate Notes - 2.0%
9/1/17, 3 MONTH T-BILL+7	1.08	5,000,000	[a]	5,001,243
9/1/17, 3 MONTH T-BILL+14	1.15	9,000,000	[a]	9,001,917
Total U.S. Treasury Floating Rate Notes (cost $14,003,160)				14,003,160
Description
U.S. Treasury Notes - 3.5%
9/30/17 (cost $24,996,004)	0.79	25,000,000		24,996,004
Description
Repurchase Agreements - 42.2%
ABN AMRO Bank	1.06	50,000,000		50,000,000

Tri-Party Agreement thru BNY Mellon, 1.06%, dated 8/31/17, due 9/1/17 in the amount of $50,001,472 (fully collateralized by $50,952,340 U.S. Treasuries, 0.88% -2.25%, due 11/30/18-11/15/25, Value $51,000,005)

Bank of Nova Scotia	1.06	32,000,000		32,000,000

Tri-Party Agreement thru BNY Mellon, 1.06%, dated 8/31/17, due 9/1/17 in the amount of $32,000,942 (fully collateralized by $31,169,066 U.S. Treasuries (including strips), 0%-4.38%, due 9/14/17-11/15/43, Value $32,640,001)

BNP Paribas	1.05	55,000,000		55,000,000
Tri-Party Agreement thru BNY Mellon, 1.05%, dated 8/31/17, due 9/1/17 in the amount of $55,001,604 (fully collateralized by $56,329,400 U.S. Treasuries, 1.38%, due 1/31/21, Value $56,100,043)
Credit Agricole CIB	1.05	70,000,000		70,000,000

Tri-Party Agreement thru BNY Mellon, 1.05%, dated 8/31/17, due 9/1/17 in the amount of $70,002,042 (fully collateralized by $68,061,415 U.S. Treasuries, 1.38%-3%, due 1/15/18-5/15/45, Value $71,400,001)

7

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Government Money Market Fund (continued)
Description	Annualized Yield on Date of Purchase (%)	Principal Amount($)	Value($)
Repurchase Agreements - 42.2% (continued)
TD Securities (USA) LLC	1.06	95,000,000	95,000,000

Tri-Party Agreement thru BNY Mellon, 1.06%, dated 8/31/17, due 9/1/17 in the amount of $95,002,797 (fully collateralized by $119,136,900 U.S. Treasuries (including strips), 0%-3.63%, due 1/15/18-2/15/44, Value $96,900,034)

Total Repurchase Agreements (cost $302,000,000)			302,000,000
Total Investments (cost $730,584,460)		102.1%	730,584,460
Liabilities, Less Cash and Receivables		(2.1%)	(14,874,962)
Net Assets		100.0%	715,709,498

FFE—Federal Fund Effected

LIBOR—London Interbank Offered Rate

PRIME—Prime Lending Rate

a Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

Portfolio Summary (Unaudited) †	Value (%)
Repurchase Agreements	42.2
Federal Home Loan Bank	35.6
Federal Farm Credit Bank	9.8
U.S Treasury Bills	9.0
U.S. Treasury Notes	3.5
U.S. Treasury Floating Rate Notes	2.0
102.1

† Based on net assets.

See notes to financial statements.

8

BNY Mellon National Municipal Money Market Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 100.8%
Alabama - 2.8%
Chatom Industrial Development Board, Gulf Opportunity Zone Revenue (PowerSouth Energy Cooperative Projects) (LOC; National Rural Utilities Cooperative Finance Corporation)	0.91	9/7/17	17,700,000	[a,b]	17,700,000
Alaska - 1.8%
Tender Option Bond Trust Receipts (Series 2017-XL0044), Revenue (Liquidity Facility; JPMorgan Chase Bank)	0.89	9/7/17	6,750,000	[a,b,c,d]	6,750,000
Tender Option Bond Trust Receipts (Series 2017-XM0532), Revenue (Liquidity Facility; JPMorgan Chase Bank NA)	0.89	9/7/17	4,665,000	[a,b,c,d]	4,665,000
		11,415,000
Arizona - 3.7%
Casa Grande Industrial Development Authority, MFHR, Refunding (Center Park Apartments Project) (LOC; FNMA)	0.86	9/7/17	2,010,000	[a,b]	2,010,000
Phoenix Industrial Development Authority, Facilities Revenue (Southwest Human Development Project) (LOC; Wells Fargo Bank)	0.89	9/7/17	1,140,000	[a]	1,140,000
RBC Municipal Products Trust, Revenue (LOC; Royal Bank of Canada)	0.82	9/7/17	20,000,000	[a,c,d]	20,000,000
		23,150,000
Arkansas - .8%
Benton County Public Facilities Board, College Parking Revenue, Refunding (Northwest Community College Project) (Insured; FHLB)	0.84	9/7/17	4,890,000	[a,b]	4,890,000
California - 7.4%
California Enterprise Development Authority, IDR (Pocino Foods Company Project) (LOC; FHLB)	0.84	9/7/17	6,585,000	[a,b]	6,585,000
California Enterprise Development Authority, IDR (Tri Tool Inc. Project) (LOC; Comerica Bank)	0.86	9/7/17	6,340,000	[a,b]	6,340,000
California Enterprise Development Authority, Recovery Zone Facility Revenue (Regional Properties, Inc. Project) (LOC; FHLB)	0.84	9/7/17	14,500,000	[a,b]	14,500,000
California Infrastructure and Economic Development Bank, IDR (Alegacy Foodservice Products Group, Inc. and Eagleware Manufacturing Company, Inc. Project) (LOC; Wells Fargo Bank)	0.84	9/7/17	515,000	[a,b]	515,000
California Pollution Control Financing Authority, SWDR (Big Bear Disposal, Inc. Project) (LOC; Union Bank NA)	0.91	9/7/17	2,900,000	[a,b]	2,900,000
California Statewide Communities Development Authority, MFHR (Pine View Apartments) (LOC; Citibank NA)	0.88	9/7/17	1,000,000	[a,b]	1,000,000
RIB Floater Trust (Series 2017-004), (California Health Facilities Financing Authority, Revenue (Dignity Health)) (LOC; Barclays Bank PLC and Liquidity Facility; Barclays Bank PLC)	0.87	9/7/17	14,000,000	[a,c,d]	14,000,000
Tender Option Bond Trust Receipts/Certificates Various States, Revenue (El Camino Hospital) (Liquidity Facility; Barclays Bank PLC and LOC; Barclays Bank PLC)	0.82	9/7/17	200,000	[a,b,c,d]	200,000
		46,040,000
Colorado - 1.0%
Colorado Educational and Cultural Facilities Authority, Revenue (Denver Seminary Project) (LOC; Wells Fargo Bank)	0.87	9/7/17	2,315,000	[a,b]	2,315,000
Colorado Educational and Cultural Facilities Authority, Revenue, Refunding (Boulder Country Day School Project) (LOC; Wells Fargo Bank)	0.87	9/7/17	1,915,000	[a,b]	1,915,000
Colorado Health Facilities Authority, Revenue (Arapahoe House Project) (LOC; Wells Fargo Bank)	0.89	9/7/17	1,835,000	[a,b]	1,835,000
		6,065,000
Connecticut - 4.1%
RIB Floater Trust (Series 2017-016), GO (LOC; Barclays Bank PLC)	0.79	9/1/17	25,165,000	[a,c,d]	25,165,000

9

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 100.8% (continued)
District of Columbia - .6%
District of Columbia, Revenue (District of Columbia Preparatory Academy Issue) (LOC; M&T Trust)	0.88	9/7/17	4,000,000	[a,b]	4,000,000
Florida - 3.1%
Brevard County, Revenue (Holy Trinity Episcopal Academy Project) (LOC; Wells Fargo Bank)	0.94	9/7/17	445,000	[a,b]	445,000
Florida Development Finance Corporation, Enterprise Bond Program IDR (Center Court Properties, LLC Project) (LOC; Branch Banking and Trust Co.)	0.85	9/7/17	1,490,000	[a,b]	1,490,000
Jacksonville, Educational Facilities Revenue (Edward Waters College Project) (LOC; Wells Fargo Bank)	0.89	9/7/17	2,900,000	[a,b]	2,900,000
Jacksonville, IDR (University of Florida Health Sciences Center Clinic) (LOC; Branch Banking and Trust Co.)	0.83	9/7/17	1,400,000	[a,b]	1,400,000
Kissimmee Utility Authority, CP (Liquidity Facility; JPMorgan Chase Bank NA)	0.94	9/6/17	13,200,000		13,200,000
		19,435,000
Illinois - 2.9%
Illinois Development Finance Authority, Revenue (American Academy of Dermatology Project) (LOC; JPMorgan Chase Bank)	0.86	9/7/17	1,225,000	[a,b]	1,225,000
Illinois Finance Authority, Revenue (Everest Academy of Lemont Inc. Project) (Liquidity Facility; FHLB and LOC; FHLB)	0.89	9/7/17	1,900,000	[a,b]	1,900,000
Illinois Finance Authority, Revenue (Marwen Foundation Project) (LOC; Northern Trust Company)	0.86	9/7/17	5,080,000	[a,b]	5,080,000
Illinois Housing Development Authority, MFHR (Woodlawn Six Apartments) (LOC; FHLMC)	0.84	9/7/17	7,740,000	[a,b]	7,740,000
Lake Villa, Revenue (The Allendale Association Project) (LOC; Wells Fargo Bank)	0.83	9/7/17	1,880,000	[a,b]	1,880,000
		17,825,000
Indiana - 3.2%
Crawfordsville, IDR, Refunding (National Service Industries, Inc. Project) (LOC; Wells Fargo Bank)	0.89	9/7/17	4,000,000	[a,b]	4,000,000
Indiana Development Finance Authority, EDR (Goodwill Industries of Michiana, Inc. Project) (LOC; PNC Bank NA)	0.82	9/7/17	5,340,000	[a,b]	5,340,000
Indiana Development Finance Authority, Educational Facilities Revenue (Brebeuf Preparatory School Project) (LOC; JPMorgan Chase Bank)	0.86	9/7/17	3,500,000	[a,b]	3,500,000
Indiana Health Facility Financing Authority, Revenue (Anthony Wayne Rehabilitation Center for Handicapped and Blind, Inc. Project) (LOC; Wells Fargo Bank)	0.89	9/7/17	1,900,000	[a,b]	1,900,000
Saint Joseph County, Health Care Facility Revenue (South Bend Medical Foundation Project) (LOC; PNC Bank NA)	0.82	9/7/17	4,895,000	[a,b]	4,895,000
		19,635,000
Kentucky - .7%
Jefferson County, Industrial Revenue, Refunding (Zeochem L.L.C. Project) (LOC; UBS AG)	0.88	9/7/17	3,625,000	[a,b]	3,625,000
Lexington-Fayette Urban County Government, Industrial Building Revenue (Community Action Council Project) (LOC; PNC Bank NA)	0.83	9/7/17	705,000	[a,b]	705,000
		4,330,000
Louisiana - 4.1%
Louisiana Public Facilities Authority, Revenue (Air Products and Chemicals Project)	0.83	9/1/17	11,000,000	[a,b]	11,000,000
Louisiana Public Facilities Authority, Revenue (Air Products and Chemicals Project)	0.85	9/1/17	14,200,000	[a,b]	14,200,000
		25,200,000

10

BNY Mellon National Municipal Money Market Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 100.8% (continued)
Maryland - 1.7%
Baltimore County, Revenue, Refunding (Shade Tree Trace Apartments Facility) (LOC; M&T Trust)	0.88	9/7/17	970,000	[a,b]	970,000
Maryland Economic Development Corporation, EDR (Prologue, Inc. Project) (LOC; Bank of America)	0.92	9/7/17	2,135,000	[a,b]	2,135,000
Montgomery County, EDR (American Gastroenterological Association Project) (LOC; Wells Fargo Bank)	0.89	9/7/17	1,100,000	[a]	1,100,000
Tender Option Bond Trust Receipts (Series 2017-XG0146), (Medical Health and Higher Educational Facilities Authority, Revenue) (LOC; JPMorgan Chase Bank NA)	0.82	9/7/17	6,635,000	[a,b,c,d]	6,635,000
		10,840,000
Minnesota - .4%
Minneapolis, MFHR (Seven Corners Apartments Project) (LOC; Wells Fargo Bank)	0.89	9/7/17	1,140,000	[a,b]	1,140,000
Minnesota Higher Education Facilities Authority, Revenue (Macalester College)	0.86	9/7/17	1,200,000	[a,b]	1,200,000
		2,340,000
Mississippi - 5.0%
Mississippi Business Finance Corporation, Gulf Opportunity Zone Industrial Development Revenue (Chevron U.S.A. Inc. Project)	0.84	9/1/17	30,000,000	[a,b]	30,000,000
Mississippi Business Finance Corporation, Revenue, Refunding (Jackson Heart Realty Refunding Project) (LOC; FHLB)	0.84	9/7/17	900,000	[a,b]	900,000
		30,900,000
Missouri - 1.1%
Kirkwood Industrial Development Authority, Revenue (Concordia Lutheran Church Community Recreational Facilities Project) (LOC; Bank of America)	0.92	9/7/17	1,440,000	[a,b]	1,440,000
St Charles County Industrial Development Authority, Revenue (Casalon Apartments Project) (Insured; FNMA)	0.83	9/7/17	5,560,000	[a]	5,560,000
		7,000,000
New Hampshire - .8%
Merrimack County, TAN, GO Notes	1.24	12/28/17	5,000,000		5,005,500
New Jersey - 3.3%
Burlington County Bridge Commission, Revenue	1.95	11/16/17	1,200,000		1,202,747
Fort Lee, BAN, GO Notes	1.95	11/10/17	1,200,000		1,202,531
Montclair Township, GO Notes, Refunding	2.43	11/3/17	1,200,000		1,203,279
New Jersey Economic Development Authority, Revenue (ESARC, Inc.) (Liquidity Facility; TD Bank)	0.89	9/7/17	840,000	[a]	840,000
RBC Municipal Products Trust, Revenue (LOC; Royal Bank of Canada and Liquidity Facility; Royal Bank of Canada)	0.82	9/7/17	5,000,000	[a,c,d]	5,000,000
Tender Option Bond Trust Receipts (Series 2016-XF2370), (New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes) (Liquidity Facility; Barclays Bank PLC and LOC; Barclays Bank PLC)	0.82	9/7/17	2,770,000	[a,b,c,d]	2,770,000
Tender Option Bond Trust Receipts (Series 2016-ZF0468), (New Jersey Transportation Trust Fund Authority (Transportation System)) (LOC; Royal Bank of Canada)	0.84	9/7/17	6,800,000	[a,b,c,d]	6,800,000
Tender Option Bond Trust Receipts (Series 2016-ZF0470), (New Jersey Turnpike Authority, Turnpike Revenue) (LOC; Royal Bank of Canada)	0.84	9/7/17	1,200,000	[a,b,c,d]	1,200,000
		20,218,557
New York - 21.2%
Metropolitan Transportation Authority, Revenue, Refunding (LOC; TD Bank NA)	0.83	9/1/17	3,600,000	[a,b]	3,600,000
Metropolitan Transportation Authority of New York, (Liquidity Facility; Citibank NA)	0.84	9/7/17	2,590,000	[a,b,c,d]	2,590,000
New York City, GO (LOC; Mizuho Bank, Ltd.)	0.85	9/1/17	8,700,000	[a]	8,700,000

11

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 100.8% (continued)
New York - 21.2% (continued)
New York City, GO Notes (Liquidity Facility; Landesbank Hessen-Thuringen Girozentrale)	0.87	9/1/17	20,000,000	[a]	20,000,000
New York City Capital Resource Corporation, Recovery Zone Facility Revenue (WytheHotel Project) (LOC; M&T Trust)	0.91	9/7/17	3,700,000	[a]	3,700,000
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Liquidity Facility; Mizuho Bank, Ltd.)	0.86	9/1/17	23,440,000	[a]	23,440,000
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue (Liquidity Facility; Mizuho Bank, Ltd.)	0.86	9/1/17	22,200,000	[a]	22,200,000
New York State Housing Finance Agency, Housing Revenue (505 West 37th Street) (LOC; Landesbank Hessen-Thuringen Girozentrale)	0.86	9/1/17	11,500,000	[a]	11,500,000
Tender Option Bond Trust Receipts (Series 2015-ZF0275), (New York City Transitional Finance Authority, Building Aid Revenue) (Liquidity Facility; TD Bank)	0.84	9/7/17	2,385,000	[a,b,c,d]	2,385,000
Tompkins County Industrial Development Agency, Civic Facility Revenue (Community Development Properties Ithaca, Inc. Project) (LOC; M&T Trust)	0.88	9/7/17	5,300,000	[a,b]	5,300,000
Triborough Bridge and Tunnel Authority, General Revenue, Refunding (MTA Bridges and Tunnels) (Liquidity Facility; Landesbank Hessen-Thuringen Girozentrale)	0.86	9/1/17	28,385,000	[a,b]	28,385,000
		131,800,000
North Carolina - .4%
North Carolina Capital Facilities Finance Agency, Revenue (North Carolina Aquarium Society Project) (LOC; Bank of America)	0.85	9/7/17	1,520,000	[a]	1,520,000
North Carolina Medical Care Commission, Health Care Facilities Revenue (Lower Cape Fear Hospice, Inc.) (LOC; Branch Banking and Trust Co.)	0.82	9/7/17	1,050,000	[a]	1,050,000
		2,570,000
North Dakota - 1.1%
Grand Forks, Health Care Facilities Revenue (The United Hospital Obligated Group) (LOC; Bank of America)	0.94	9/1/17	6,600,000	[a,b]	6,600,000
Ohio - 3.5%
Butler County, Revenue (The Lakota Family YMCA) (LOC; PNC Bank NA)	0.83	9/7/17	1,500,000	[a,b]	1,500,000
Hamilton County, Hospital Facilities Revenue (Beechwood Home Project) (LOC; PNC Bank NA)	0.82	9/7/17	2,750,000	[a,b]	2,750,000
RIB Floater Trust (Series 2017-003), (Middletown, Hospital Facilities Revenue (Premier Health Partners Obligated Group)) (Liquidity Facility; Barclays Bank PLC and LOC; Barclays Bank PLC)	0.94	9/7/17	10,200,000	[a,c,d]	10,200,000
Salem, Civic Facility Revenue (Community Center, Inc. Project) (LOC; PNC Bank NA)	0.82	9/7/17	5,370,000	[a]	5,370,000
Stark County Port Authority, Revenue (Canton Country Day School Project) (LOC; PNC Bank NA)	0.90	9/7/17	635,000	[a,b]	635,000
Stark County Port Authority, Revenue (Community Action Agency Project) (LOC; JPMorgan Chase Bank)	0.86	9/7/17	1,365,000	[a,b]	1,365,000
		21,820,000
Pennsylvania - 1.6%
JPMorgan Chase Putters/Drivers Trust (Series 2017-5015), Revenue, Refunding (Liquidity Facility; JPMorgan Chase Bank NA)	0.90	9/1/17	7,630,000	[a,b,c,d]	7,630,000
Pennsylvania Economic Development Financing Authority, EDR (Homewood Retirement Centers Project) (LOC; M&T Bank)	0.98	9/7/17	400,000	[a]	400,000

12

BNY Mellon National Municipal Money Market Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 100.8% (continued)
Pennsylvania - 1.6% (continued)
Pennsylvania Higher Educational Facilities Authority, Revenue (Association of Independent Colleges and Universities of Pennsylvania Financing Program - Moore College of Art and Design Project) (LOC; PNC Bank NA)	0.83	9/7/17	1,800,000	[a]	1,800,000
		9,830,000
South Carolina - 1.4%
South Carolina Jobs-Economic Development Authority, Economic Development Revenue (YMCA Beaufort County Project) (LOC; Branch Banking and Trust)	0.82	9/7/17	1,210,000	[a]	1,210,000
South Carolina Jobs-Economic Development Authority, EDR (YMCA of Coastal Carolina Project) (LOC; Wells Fargo Bank)	0.89	9/7/17	2,290,000	[a,b]	2,290,000
Tender Option Bond Trust Receipts (Series 2017-XG0149), Revenue, Refunding (Liquidity Facility; Barclays Bank PLC)	0.86	9/7/17	5,315,000	[a,b,c,d]	5,315,000
		8,815,000
Tennessee - 9.4%
Clarksville Public Building Authority, Pooled Financing Revenue (Tennessee Municipal Bond Fund) (LOC; Bank of America NA)	0.90	9/1/17	5,350,000	[a,b]	5,350,000
Clarksville Public Building Authority, Pooled Financing Revenue (Tennessee Municipal Bond Fund) (LOC; Bank of America)	0.90	9/1/17	17,500,000	[a,b]	17,500,000
Clarksville Public Building Authority, Pooled Financing Revenue (Tennessee Municipal Bond Fund) (LOC; Bank of America)	0.85	9/7/17	8,220,000	[a,b]	8,220,000
Cleveland Health and Educational Facilities Board, Revenue (Lee University Project) (LOC; Branch Banking and Trust Co.)	0.84	9/7/17	800,000	[a,b]	800,000
Hawkins County Industrial Development Board, IDR, Refunding (Leggett and Platt, Inc. Project) (LOC; Wells Fargo Bank)	1.03	9/7/17	1,750,000	[a,b]	1,750,000
Montgomery County Public Building Authority, Pooled Financing Revenue (Tennessee County Loan Pool) (LOC; Bank of America)	0.90	9/1/17	6,960,000	[a]	6,960,000
Montgomery County Public Building Authority, Pooled Financing Revenue (Tennessee County Loan Pool) (LOC; Bank of America)	0.90	9/1/17	14,625,000	[a]	14,625,000
Tender Option Bond Trust Receipts/Certificates Ser. 2017-XG0145, Revenue (Vanderbilt University Medical Center Program) (Liquidity Facility; Barclays Bank PLC and LOC; Barclays Bank PLC)	0.84	9/7/17	3,485,000	[a,b,c,d]	3,485,000
		58,690,000
Texas - 6.8%
Atascosa County Industrial Development Corporation, PCR, Refunding (San Miguel Electric Cooperative, Inc. Project) (LOC; National Rural Utilities Cooperative Finance Corporation)	0.84	9/7/17	24,000,000	[a,b]	24,000,000
Gulf Coast Industrial Development Authority, Revenue (Petrounited Term Inc.) (LOC; BNP Paribas)	0.87	9/7/17	2,350,000	[a,b]	2,350,000
Midlothian Industrial Development Corporation, Revenue (Holcim Project) (LOC; UBS AG)	0.80	9/7/17	12,000,000	[a,b]	12,000,000
Mission Economic Development Corporation, SWDR (IESI TX Corporation Project) (LOC; Bank of America)	0.84	9/7/17	3,600,000	[a,b]	3,600,000
		41,950,000
Utah - .4%
Ogden City Redevelopment Agency, Tax Increment Revenue (LOC; Wells Fargo Bank)	0.89	9/7/17	2,185,000	[a]	2,185,000
Vermont - .1%
Vermont Educational and Health Buildings Financing Agency, Revenue (Capital Asset Financing Program) (LOC; Wells Fargo Bank)	1.00	9/7/17	800,000	[a,b]	800,000
Washington - 4.0%
JPMorgan Chase Putters/Drivers Trust (Series 5002), Sales Tax Revenue (Central Puget Sound Regional Transit Authority) (Liquidity Facility; JPMorgan Chase Securities)	0.90	9/1/17	13,600,000	[a,b,c,d]	13,600,000
Squaxin Island Tribe, Tribal Infrastructure Revenue (LOC; Bank of America)	0.86	9/7/17	7,530,000	[a,b]	7,530,000

13

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 100.8% (continued)
Washington - 4.0% (continued)
Washington Housing Finance Commission, Nonprofit Revenue (The Evergreen School Project) (LOC; Wells Fargo Bank)	0.89	9/7/17	495,000	[a,b]	495,000
Washington Housing Finance Commission, Revenue (Artspace Everett Lofts and Multi-Family Housing Project) (LOC; FHLMC)	0.82	9/7/17	3,200,000	[a,b]	3,200,000
		24,825,000
West Virginia - .3%
Cabell County Commission, Revenue (Huntington YMCA Project) (LOC; JPMorgan Chase Bank)	0.86	9/7/17	2,050,000	[a,b]	2,050,000
Wisconsin - 2.1%
Byron, IDR, Refunding (Ocean Spray Cranberries, Inc. Project) (LOC; Bank of America)	0.89	9/7/17	6,500,000	[a,b]	6,500,000
Wisconsin Health and Educational Facilities Authority, Revenue (Goodwill Industries of North Central Wisconsin, Inc.) (LOC; Wells Fargo Bank)	0.89	9/7/17	5,335,000	[a,b]	5,335,000
Wisconsin Health and Educational Facilities Authority, Revenue (Madison Family Medicine Residency Corporation, Inc. Project) (LOC; JPMorgan Chase Bank)	0.86	9/7/17	1,215,000	[a,b]	1,215,000
Wisconsin Health and Educational Facilities Authority, Revenue (Sinsinawa Nursing, Inc. Project) (LOC; JPMorgan Chase Bank)	0.86	9/7/17	155,000	[a,b]	155,000
		13,205,000
Total Investments (cost $626,294,057)			100.8%	626,294,057
Liabilities, Less Cash and Receivables			(0.8%)	(4,819,171)
Net Assets			100.0%	621,474,886

a Variable rate demand note—rate shown is the interest rate in effect at August 31, 2017. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

b The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, these securities amounted to $138,390,000 or 22.27% of net assets.

d The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

Portfolio Summary (Unaudited) †	Value (%)
Industrial	18.9
Health Care	11.2
Transportation Services	9.7
Utility-Electric	9.7
Special Tax	7.2
Housing	5.4
State/Territory	5.2
City	5.0
Education	4.9
Pollution Control	4.0
Utility-Water & Sewer	3.8
County	2.1
Resource Recovery	.6
Other	13.1
100.8

† Based on net assets.

See notes to financial statements.

14

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

15

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2017

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
Assets ($):
Investments in securities—See Statements of Investments†	730,584,460	††	626,294,057
Cash	77,994		-
Interest receivable	250,763		634,192
Prepaid expenses	10,649		10,974
	730,923,866		626,939,223
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)	126,664		99,695
Due to Administrator—Note 2(a)	77,942		66,720
Cash overdraft due to Custodian	-		229,225
Payable for investment securities purchased	14,946,700		5,005,500
Accrued expenses	63,062		63,197
	15,214,368		5,464,337
Net Assets ($)	715,709,498		621,474,886
Composition of Net Assets ($):
Paid-in capital	715,712,787		621,474,886
Accumulated net realized gain (loss) on investments	(3,289)		-
Net Assets ($)	715,709,498		621,474,886
† Investments at cost ($)	730,584,460		626,294,057
†† Value of repurchase agreements—Note 1(b) ($)	302,000,000		-
Net Asset Value Per Share
Class M
Net Assets ($)	695,341,778		621,434,948
Shares Outstanding	695,347,854		622,260,158
Net Asset Value Per Share ($)	1.00		1.00
Investor Shares
Net Assets ($)	20,367,720		39,938
Shares Outstanding	20,367,727		40,000
Net Asset Value Per Share ($)	1.00		1.00

See notes to financial statements.

16

STATEMENTS OF OPERATIONS
Year Ended August 31, 2017

	BNY Mellon Government Money Market Fund	BNY Mellon National Municipal Money Market Fund
Investment Income ($):
Interest Income	5,338,882	4,105,416
Expenses:
Investment advisory fee—Note 2(a)	1,200,801	818,832
Administration fee—Note 2(a)	996,591	679,410
Custodian fees—Note 2(b)	76,983	48,985
Trustees’ fees and expenses—Note 2(c)	65,322	29,273
Professional fees	62,180	47,749
Shareholder servicing costs—Note 2(b)	38,143	218
Registration fees	32,855	36,197
Prospectus and shareholders’ reports	24,823	18,147
Miscellaneous	25,683	37,293
Total Expenses	2,523,381	1,716,104
Less—reduction in expenses due to undertakings—Note 2(a)	(6,338)	-
Less—reduction in administration fees due to undertakings—Note 2(a)	(1,279)	-
Less—reduction in fees due to earnings credits—Note 2(b)	(17,064)	(2,477)
Net Expenses	2,498,700	1,713,627
Investment Income—Net	2,840,182	2,391,789
Realized and Unrealized Gain (Loss) on Investments—Note1(b) ($):
Net realized gain (loss) on investments	(3,289)	94,244
Net unrealized appreciation (depreciation) on investments	-	(9,775)
Net Realized and Unrealized Gain (Loss) on Investments	(3,289)	84,469
Net Increase in Net Assets Resulting from Operations	2,836,893	2,476,258

See notes to financial statements.

17

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
	Year Ended August 31,		Year Ended August 31,
	2017	2016	2017	2016
Operations ($):
Investment income—net	2,840,182	152,519	2,391,789	322,855
Net realized gain (loss) on investments	(3,289)	7,620	94,244	290,055
Net unrealized appreciation (depreciation) on investments	-	-	(9,775)	8,154
Net Increase (Decrease) in Net Assets Resulting from Operations	2,836,893	160,139	2,476,258	621,064
Distributions to Shareholders from ($):
Investment income—net:
Class M	(2,816,846)	(152,052)	(2,391,695)	(322,615)
Investor Shares	(30,956)	(705)	(94)	(240)
Total Distributions	(2,847,802)	(152,757)	(2,391,789)	(322,855)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M	1,099,083,546	1,044,715,703	1,112,006,777	1,340,898,174
Investor Shares	25,709,856	13,246,904	71,063	1,940,243
Distributions reinvested:
Class M	4,229	2	86,364	11,125
Investor Shares	30,796	703	1	240
Cost of shares redeemed:
Class M	(1,243,212,154)	(534,359,610)	(1,062,025,863)	(1,550,891,069)
Investor Shares	(14,171,816)	(12,483,499)	(2,365,959)	(6,403,884)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(132,555,543)	511,120,203	47,772,383	(214,445,171)
Total Increase (Decrease) in Net Assets	(132,566,452)	511,127,585	47,856,852	(214,146,962)
Net Assets ($):
Beginning of Period	848,275,950	337,148,365	573,618,034	787,764,996
End of Period	715,709,498	848,275,950	621,474,886	573,618,034

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Class M Shares
	Year Ended August 31,
BNY Mellon Government Money Market Fund	2017	2016		2015		2014		2013
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.004	.000	[a]	.000	[a]	.000	[a]	.000	[a]
Distributions:
Dividends from investment income—net	(.004)	(.000)	[a]	(.000)	[a]	(.000)	[a]	(.000)	[a]
Net asset value, end of period	1.00	1.00		1.00		1.00		1.00
Total Return (%)	.38	.04		.00	[b]	.00	[b]	.00	[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.31	.33		.32		.32		.31
Ratio of net expenses to average net assets	.31	.30		.19		.14		.20
Ratio of net investment income to average net assets	.36	.04		.00	[b]	.00	[b]	.00	[b]
Net Assets, end of period ($ x 1,000)	695,342	839,477		329,114		381,864		387,463

a  Amount represents less than $.001 per share.

b  Amount represents less than .01%.

See notes to financial statements

19

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Government Money Market Fund	2017	2016		2015		2014		2013
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.002	.000	[a]	.000	[a]	.000	[a]	.000	[a]
Distributions:
Dividends from investment income—net	(.002)	(.000)	[a]	(.000)	[a]	(.000)	[a]	(.000)	[a]
Net asset value, end of period	1.00	1.00		1.00		1.00		1.00
Total Return (%)	.18	.01		.00	[b]	.00	[b]	.00	[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.58		.57		.57		.56
Ratio of net expenses to average net assets	.52	.32		.19		.14		.19
Ratio of net investment income to average net assets	.20	.01		.00	[b]	.00	[b]	.00	[b]
Net Assets, end of period ($ x 1,000)	20,368	8,799		8,035		8,056		4,640

a  Amount represents less than $.001 per share.

b  Amount represents less than .01%.

See notes to financial statements

20

	Class M Shares
	Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2017	2016		2015		2014		2013
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.004	.000	[a]	.000	[a]	.000	[a]	.000	[a]
Distributions:
Dividends from investment income—net	(.004)	(.000)	[a]	(.000)	[a]	(.000)	[a]	(.000)	[a]
Net asset value, end of period	1.00	1.00		1.00		1.00		1.00
Total Return (%)	.44	.04		.00	[b]	.00	[b]	.00	[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.31	.31		.30		.30		.30
Ratio of net expenses to average net assets	.31	.16		.08		.13		.23
Ratio of net investment income to average net assets	.44	.04		.00	[b]	.00	[b]	.00	[b]
Net Assets, end of period ($ x 1,000)	621,435	571,287		780,977		851,238		1,009,973

a  Amount represents less than $.001 per share.

b Amount represents less than .01%.

See notes to financial statements

.

21

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2017	2016		2015		2014		2013
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.002	.000	[a]	.000	[a]	.000	[a]	.000	[a]
Distributions:
Dividends from investment income—net	(.002)	(.000)	[a]	(.000)	[a]	(.000)	[a]	(.000)	[a]
Net asset value, end of period	1.00	1.00		1.00		1.00		1.00
Total Return (%)	.19	.01		.00	[b]	.00	[b]	.00	[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57	.56		.56		.55		.57
Ratio of net expenses to average net assets	.57	.17		.09		.13		.24
Ratio of net investment income to average net assets	.12	.01		.00	[b]	.00	[b]	.00	[b]
Net Assets, end of period ($ x 1,000)	40	2,331		6,788		2,648		2,865

a  Amount represents less than $.001 per share.

c Amount represents less than .01%.

See notes to financial statements

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-five series, including the following diversified funds: BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Government Money Market Fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is each fund’s policy to maintain a constant net asset value (NAV) per share of $1.00; the funds have adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the funds will be able to maintain a constant NAV per share of $1.00.

BNY Mellon National Municipal Money Market Fund operates as a “retail money market fund” as that term is defined in Rule 2a-7 under the Act, and, such, the fund may, or in certain circumstances, must impose a fee upon the sale of shares or may temporarily suspend redemptions if the fund’s weekly liquid assets fall below required minimums because of market conditions or other factors. BNY Mellon Government Money Market Fund is a “government money market fund” as that term is defined in Rule 2a-7 under the Act, and, as such, the fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the fund’s weekly liquid assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Board.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

23

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

At August 31, 2017, all of the securities in each fund were considered Level 2 within the fair value hierarchy.

At August 31, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

BNY Mellon Government Money Market Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller’s agreement to repurchase and the fund agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other Dreyfus-managed funds in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains.

(d) Federal income taxes: It is the policy of BNY Mellon Government Money Market Fund to continue to qualify as a regulated investment company if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

It is the policy of BNY Mellon National Municipal Money Market Fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2017, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2017, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2017, the components of accumulated earnings on a tax basis for each fund were substantially the same as for financial reporting purposes.

24

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

BNY Mellon Government Money Market Fund has an accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2017. The fund has $3,289 of short-term capital losses which can be carried forward for an unlimited period..

The tax character of distributions paid to shareholders for each fund during the fiscal periods ended August 31, 2017 and August 31, 2016 was all ordinary income for BNY Mellon Government Money Market Fund and all tax-exempt income for BNY Mellon National Municipal Money Market Fund.

During the period ended August 31, 2017, as a result of permanent book to tax differences, primarily due to dividend reclassification, BNY Mellon Government Money Market Fund increased accumulated undistributed investment income-net by $7,620 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

During the period ended August 31, 2017, as a result of permanent book to tax differences, primarily due to capital loss carryover expiration, BNY Mellon National Municipal Money Market Fund decreased paid-in capital by $824,357 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

At August 31, 2017, the cost of investments for federal income tax purposes for each fund was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 2—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of BNY Mellon Government Money Market Fund and .15% of BNY Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

The Investment Adviser has undertaken to waive receipt of the management/administration fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. This undertaking is voluntary and not contractual, and may be terminated at any time. Table 1 summarizes the reduction in expenses for each relevant fund, pursuant to these undertakings, during the period ended August 31, 2017.

Table 1 —Expense Reductions

BNY Mellon Government Money Market Fund
Expense waiver	$6,338
Administration fee waiver	1,279

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 2 summarizes the amounts Investor shares were charged during the period ended August 31, 2017, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 2 —Shareholder Services Plan Fees

BNY Mellon Government Money Market Fund	$38,104
BNY Mellon National Municipal Money Market Fund	200

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used

25

NOTES TO FINANCIAL STATEMENTS (continued)

to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 3 summarizes the amount each fund was charged during the period ended August 31, 2017 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits, also summarized in Table 3.

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 4 summarizes the amount each fund was charged during the period ended August 31, 2017 pursuant to the custody agreement. These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 4.

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 5 summarizes the amount each fund was charged during the period ended August 31, 2017 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 5 —The Bank of New York Mellon Cash Management Fees

BNY Mellon Government Money Market Fund	$5
BNY Mellon National Municipal Money Market Fund	1

During the period ended August 31, 2017, each fund was charged $11,281 for services performed by the Chief Compliance Officer and his staff.

Table 6 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

Table 3—Cash Management Agreement Fees
	Dreyfus Transfer, Inc. Cash Management Fees ($)	Dreyfus Transfer, Inc. Earnings Credits ($)
BNY Mellon Government Money Market Fund	17	(17)
BNY Mellon National Municipal Money Market Fund	9	(8)

Table 4—Custody Agreement Fees
	Custody Fees ($)	Earnings Credits ($)
BNY Mellon Government Money Market Fund	76,983	(17,047)
BNY Mellon National Municipal Money Market Fund	48,985	(2,469)

Table 6—Due to The Dreyfus Corporation and Affiliates
	Investment Advisory Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)
BNY Mellon Government Money Market Fund	94,574	4,594	22,826	4,670
BNY Mellon National Municipal Money Market Fund	80,956	8	14,061	4,670

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

BNY Mellon National Municipal Money Market Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been

26

designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers, complies with Rule 17a-7 under the Act. During the period ended August 31, 2017, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $449,835,000 and $273,540,000 respectively.

27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
BNY Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund, (collectively the “Funds”) each a series of BNY Mellon Funds Trust, including the statements of investments, as of August 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund, as of August 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 27, 2017

28

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Government Money Market Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 100% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon National Municipal Money Market Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2017 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2017 calendar year on Form 1099-DIV, which will be mailed in early 2018.

29

INFORMATION ABOUT THE INFORMATION ABOUT RENEWAL OF EACH FUND’S MANAGEMENT AGREEMENTS AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 6-7, 2017, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement (together, the “Agreement”), pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services. The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the funds. Dreyfus provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to each fund and comparison funds.

As applicable to each fund, Dreyfus representatives reviewed with the Board the management or investment advisory fees paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee.

BNY Mellon Government Money Market Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was above the Performance Group medians for all periods and variously above, at and below the Performance Universe medians for all periods. The Board took into consideration the relatively narrow spreads between the fund’s returns and the Performance Universe median when the fund’s performance was below the median. The Board considered that, on May 1, 2016, the fund changed its investment strategy and, prior to that date, the fund was not limited to investing its assets exclusively in U.S. government securities.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was slightly below the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and Expense Universe medians. The Board also considered the

30

current fee waiver and expense reimbursement arrangement undertaken by Dreyfus.

BNY Mellon National Municipal Money Market Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was below the Performance Group medians for all periods and at or above the Performance Universe medians for all periods except for the four- and five-year periods, when the fund’s performance was below the Performance Universe medians by two basis points.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and Expense Universe medians. The Board also considered the current fee waiver and expense reimbursement arrangement undertaken by Dreyfus.

Dreyfus advised the Board that underperformance relative to the Performance Group was the result of Dreyfus’ conservative investment approach, including its credit standards and the maintenance of short average portfolio maturities, which Dreyfus employed to seek to reduce risk.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund (which was zero in recent years) and the aggregate profitability percentage to Dreyfus and its affiliates for managing each the fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus to each fund. The Board also considered the fee waiver and expense reimbursement arrangement for each fund and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading each fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus to each fund are adequate and appropriate.

• The Board generally was satisfied with the funds’ relative performance in light of the considerations described above.

• The Board concluded that the fee paid to Dreyfus by each fund supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the funds had been adequately considered by Dreyfus in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

31

INFORMATION ABOUT THE INFORMATION ABOUT RENEWAL OF EACH FUND’S MANAGEMENT AGREEMENTS AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the funds by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance measures; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

32

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (74)

Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

Attorney, Cozen and O’Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President from 2002 to 2007

No. of Portfolios for which Board Member Serves: 25

———————

John R. Alchin (69)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired since 2007

• Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice-President, Co-Chief Financial Officer and Treasurer, from 2002 to 2007

Other Public Company Board Memberships During Past 5 Years:

• Polo Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-present)

No. of Portfolios for which Board Member Serves: 25

———————

Ronald R. Davenport (81)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Chairman of Sheridan Broadcasting Corporation since July 1972

No. of Portfolios for which Board Member Serves: 25

———————

Jack Diederich (80)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired; Executive Vice President—Chairman’s Counsel of Alcoa Inc. from 1991 to 1997

No. of Portfolios for which Board Member Serves: 25

———————

Kim D. Kelly (61)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant since 2005

• Chief Restructuring Officer of Allegiance Communications LLC from August 2011 to January 2013

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

• Broadview Network Holdings, Inc.-Director and Chair (2011-2012)

No. of Portfolios for which Board Member Serves: 25

———————

Kevin C. Phelan (73)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Mortgage Banker, Colliers International since March 1978, including,

Co-Chairman since 2010, President since 2007 and Executive Vice President and Director from March 1998 to September 2007

No. of Portfolios for which Board Member Serves: 25

———————

Patrick J. Purcell (69)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Owner, President and Publisher of the Boston Herald since February 1994

President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996

• President and Chief Executive Officer, Herald Media since 2001

No. of Portfolios for which Board Member Serves: 25

———————

Thomas F. Ryan, Jr. (76)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since April 1999

President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-present)

No. of Portfolios for which Board Member Serves: 25

———————

Maureen M. Young (72)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since 2007

Director of the Office of Government Relations at Carnegie Mellon University from January 2000 to December 2007

No. of Portfolios for which Board Member Serves: 25

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

33

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 53 years old and has served in various capacities with BNY Mellon since 1993.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, since March 2013 from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 155 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Ant-Money Laudering Compliance Officer January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 59 investment companies (comprised of 150 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

34

NOTES

35

For More Information

The BNY Mellon Funds

c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

BNY Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon Government Money Market Fund	Class M: MLMXX	Investor: MLOXX
BNY Mellon National Municipal Money Market Fund	Class M: MOMXX	Investor: MNTXX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation	MFTAR0817-MM

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Thomas F. Ryan, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Thomas F. Ryan is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $655,440 in 2016 and $668,570 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $107,485 in 2016 and $109,630 in 2017.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $75,400 in 2016 and $80,400 in 2017.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2016 and $0 in 2017.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $19,018,000 in 2016 and $20,552,000 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and               Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By: /s/ Patrick T. Crowe
Patrick T. Crowe President
Date:	October 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Patrick T. Crowe
Patrick T. Crowe President
Date:	October 27, 2017

By: /s/ James Windels
James Windels Treasurer
Date:	October 27, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)